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                      NORWEST ASSET SECURITIES CORPORATION


                                    (Seller)

                                       and

                 NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                (Master Servicer)

                                       and

                            FIRST UNION NATIONAL BANK

                                    (Trustee)

                         POOLING AND SERVICING AGREEMENT

                            Dated as of May 28, 1999

                               $300,163,218.54

                       Mortgage Pass-Through Certificates
                                 Series 1999-16




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                                TABLE OF CONTENTS

                                                                            Page


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Definitions .................................................1
Section 1.02  Acts of Holders...............................................51
Section 1.03  Effect of Headings and Table of Contents......................52
Section 1.04  Benefits of Agreement.........................................52


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans...................................1
Section 2.02  Acceptance by Trustee..........................................2
Section 2.03  Representations and Warranties of the Master Servicer and
               the Seller....................................................3
Section 2.04  Execution and Delivery of Certificates.........................9
Section 2.05  Designation of Certificates; Designation of Startup Day
               and Latest Possible Maturity Date............................10


                                   ARTICLE III

                ADMINISTRATION OF THE TRUST ESTATE: SERVICING
                              OF THE MORTGAGE LOANS

Section 3.01  Certificate Account............................................1
Section 3.02  Permitted Withdrawals from the Certificate Account.............2
Section 3.03  Advances by Master Servicer and Trustee........................3
Section 3.04  Trustee to Cooperate; Release of Owner Mortgage Loan
               Files.........................................................5
Section 3.05  Reports to the Trustee; Annual Compliance Statements...........6
Section 3.06  Title, Management and Disposition of Any REO Mortgage
               Loan..........................................................6
Section 3.07  Amendments to Servicing Agreements, Modification of
               Standard Provisions...........................................7
Section 3.08  Oversight of Servicing.........................................8
Section 3.09  Termination and Substitution of Servicing Agreements..........10
Section 3.10  Application of Net Liquidation Proceeds.......................11
Section 3.11  Act Reports...................................................11


                                   ARTICLE IV

                  DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                       PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

Section 4.01  Distributions..................................................1
Section 4.02  Allocation of Realized Losses.................................13
Section 4.03  Paying Agent..................................................16
Section 4.04  Statements to Certificateholders; Report to the Trustee
               and the Seller...............................................17
Section 4.05  Reports to Mortgagors and the Internal Revenue Service........20
Section 4.06  Calculation of Amounts; Binding Effect of Interpretations
               and Actions of Master Servicer...............................20
Section 4.07  Determination of LIBOR........................................21


                                    ARTICLE V

                                THE CERTIFICATES

Section 5.01  The Certificates...............................................1
Section 5.02  Registration of Certificates...................................2
Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates..............6
Section 5.04  Persons Deemed Owners..........................................6
Section 5.05  Access to List of Certificateholders' Names and Addresses......7
Section 5.06  Maintenance of Office or Agency................................7
Section 5.07  Definitive Certificates........................................7
Section 5.08  Notices to Clearing Agency.....................................8


                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

Section 6.01  Liability of the Seller and the Master Servicer................1
Section 6.02  Merger or Consolidation of the Seller or the Master
               Servicer......................................................1
Section 6.03  Limitation on Liability of the Seller, the Master
               Servicer and Others...........................................1
Section 6.04  Resignation of the Master Servicer.............................2
Section 6.05  Compensation to the Master Servicer............................2
Section 6.06  Assignment or Delegation of Duties by Master Servicer..........2
Section 6.07  Indemnification of Trustee and Seller by Master Servicer.......3
Section 6.08  Master Servicer Covenants Concerning Year 2000 Compliance......3


                                   ARTICLE VII

                                     DEFAULT

Section 7.01  Events of Default..............................................1
Section 7.02  Other Remedies of Trustee......................................2
Section 7.03  Directions by Certificateholders and Duties of Trustee
               During Event of Default.......................................3
Section 7.04  Action upon Certain Failures of the Master Servicer and upon Event of Default.........................................3
Section 7.05  Trustee to Act; Appointment of Successor.......................3
Section 7.06  Notification to Certificateholders.............................5


                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01  Duties of Trustee..............................................1
Section 8.02  Certain Matters Affecting the Trustee..........................2
Section 8.03  Trustee Not Required to Make Investigation.....................2
Section 8.04  Trustee Not Liable for Certificates or Mortgage Loans..........3
Section 8.05  Trustee May Own Certificates...................................3
Section 8.06  The Master Servicer to Pay Fees and Expenses...................3
Section 8.07  Eligibility Requirements.......................................3
Section 8.08  Resignation and Removal........................................4
Section 8.09  Successor......................................................5
Section 8.10  Merger or Consolidation........................................5
Section 8.11  Authenticating Agent...........................................5
Section 8.12  Separate Trustees and Co-Trustees..............................6
Section 8.13  Appointment of Custodians......................................8
Section 8.14  Tax Matters; Compliance with REMIC Provisions..................8
Section 8.15  Monthly Advances..............................................10
Section 8.16  Trustee Covenants Concerning Year 2000 Compliance.............10


                                   ARTICLE IX

                                   TERMINATION

Section 9.01  Termination upon Purchase by the Seller or Liquidation of
               All Mortgage Loans............................................1
Section 9.02  Additional Termination Requirements............................3


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.01 Amendment......................................................1
Section 10.02 Recordation of Agreement.......................................2
Section 10.03 Limitation on Rights of Certificateholders.....................3
Section 10.04 Governing Law; Jurisdiction....................................4
Section 10.05 Notices........................................................4
Section 10.06 Severability of Provisions.....................................4
Section 10.07 Special Notices to Rating Agencies.............................4
Section 10.08 Covenant of Seller.............................................5
Section 10.09 Recharacterization.............................................5


                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

Section 11.01 Class A Fixed Pass-Through Rate................................1
Section 11.02 Cut-Off Date...................................................1
Section 11.03 Cut-Off Date Aggregate Principal Balance.......................1
Section 11.04 Original Class A Percentage....................................1
Section 11.05 Original Principal Balances of the Classes of Class A
               Certificates..................................................1
SECTION 11.05(A)  ORIGINAL CLASS A-6 NOTIONAL AMOUNT.........................1
Section 11.06 Original Class A Non-PO Principal Balance......................2
Section 11.07 Original Subordinated Percentage...............................2
Section 11.08 Original Class B-1 Percentage..................................2
Section 11.09 Original Class B-2 Percentage..................................2
Section 11.10 Original Class B-3 Percentage..................................2
Section 11.11 Original Class B-4 Percentage..................................2
Section 11.12 Original Class B-5 Percentage..................................2
Section 11.13 Original Class B-6 Percentage..................................2
Section 11.14 Original Class B Principal Balance.............................2
Section 11.15 Original Principal Balances of the Classes of Class B
               Certificates..................................................2
Section 11.16 Original Class B-1 Fractional Interest.........................3
Section 11.17 Original Class B-2 Fractional Interest.........................3
Section 11.18 Original Class B-3 Fractional Interest.........................3
Section 11.19 Original Class B-4 Fractional Interest.........................3
Section 11.20 Original Class B-5 Fractional Interest.........................3
Section 11.21 Closing Date...................................................3
Section 11.22 Right to Purchase..............................................3
Section 11.23 Wire Transfer Eligibility......................................3
Section 11.24 Single Certificate.............................................4
Section 11.25 Servicing Fee Rate.............................................4
Section 11.26 Master Servicing Fee Rate......................................4


                                    EXHIBITS


EXHIBIT A-1       -     Form of Face of Class A-1 Certificate
EXHIBIT A-2       -     Form of Face of Class A-2 Certificate
EXHIBIT A-3       -     Form of Face of Class A-3 Certificate
EXHIBIT A-4       -     Form of Face of Class A-4 Certificate
EXHIBIT A-5       -     Form of Face of Class A-5 Certificate
EXHIBIT A-6       -     Form of Face of Class A-6 Certificate
EXHIBIT A-7       -     Form of Face of Class A-7 Certificate
EXHIBIT A-8       -     Form of Face of Class A-8 Certificate
EXHIBIT A-9       -     Form of Face of Class A-9 Certificate
EXHIBIT A-10      -     Form of Face of Class A-10 Certificate
EXHIBIT A-11      -     Form of Face of Class A-11 Certificate
EXHIBIT A-12      -     Form of Face of Class A-12 Certificate
EXHIBIT A-13      -     Form of Face of Class A-13 Certificate
EXHIBIT A-14      -     Form of Face of Class A-14 Certificate
EXHIBIT A-PO      -     Form of Face of Class A-PO Certificate
EXHIBIT A-R       -     Form of Face of Class A-R Certificate
EXHIBIT A-LR      -     Form of Face of Class A-LR Certificate
EXHIBIT B-1       -     Form of Face of Class B-1 Certificate
EXHIBIT B-2       -     Form of Face of Class B-2 Certificate
EXHIBIT B-3       -     Form of Face of Class B-3 Certificate
EXHIBIT B-4       -     Form of Face of Class B-4 Certificate
EXHIBIT B-5       -     Form of Face of Class B-5 Certificate
EXHIBIT B-6       -     Form of Face of Class B-6 Certificate
EXHIBIT C         -     Form of Reverse of Series 1999-16 Certificates
EXHIBIT D         -     Reserved
EXHIBIT E         -     Custodial Agreement
EXHIBIT F-1       -     Schedule of Mortgage Loans Serviced by Norwest
                        Mortgage in locations other than Fredrick, Maryland
EXHIBIT F-2       -     Schedule of Mortgage Loans Serviced by Norwest
                        Mortgage from Fredrick, Maryland
EXHIBIT F-3       -     Schedule of Mortgage Loans Serviced by Other Servicers
EXHIBIT G         -     Request for Release
EXHIBIT H         -     Affidavit Pursuant to Section 860E(e)(4) of the
                        Internal Revenue Code of 1986, as amended, and for
                        Non-ERISA Investors
EXHIBIT I         -     Letter from Transferor of Residual Certificates
EXHIBIT J         -     Transferee's Letter (Class [A-PO][B-4][B-5][B-6]
                        Certificates)
EXHIBIT K         -     Transferee's Letter (Class [A-14][B-1][B-2][B-3]
                        Certificates)
EXHIBIT L         -     Servicing Agreements
EXHIBIT M         -     Form of Special Servicing Agreement

            This  Pooling  and  Servicing  Agreement,  dated as of May 28,  1999 executed by NORWEST ASSET SECURITIES CORPORATION, as Seller, NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer and FIRST UNION NATIONAL BANK, as Trustee.


                                WITNESSETH THAT:

            In consideration of the mutual agreements herein contained, the Seller, the Master Servicer and the Trustee agree as follows:



                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01      DEFINITIONS.

            Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

            Accepted Master Servicing Practices: Accepted Master Servicing Practices shall consist of the customary and usual master servicing practices of prudent master servicing institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, regardless of the date upon which the related Mortgage Loans were originated.

            Accretion  Directed   Certificates:   The  Class A-1,   Class A-2,
Class A-3, Class A-4, Class A-5, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11 and Class A-12 Certificates.

            Accretion Termination Date: (A) for the Class A-12 Certificates will be the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Principal Balances of the Class A-8 and Class A-9 Certificates has been reduced to zero or (ii) the Cross-Over Date; and (B) for the Class A-13 Certificates will be the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Principal Balances of the Class A-4, Class A-5, Class A-8, Class A-9 and Class A-12 Certificates have been reduced to zero or (ii) the Cross-Over Date;

            Accrual Certificates:  The Class A-12 and Class A-13 Certificates.

            Accrual Distribution Amount: As to any Distribution Date prior to the applicable Accretion Termination Date and any Class of Accrual Certificates, an amount equal to the sum of (i) the Class A Interest Percentage of such Class of Accrual Certificates of the Current Class A Interest Distribution Amount and
(ii) the Class A Interest Shortfall Percentage of such Class of Accrual Certificates of the amount distributed in respect of the Classes of Class A Certificates pursuant to Paragraph second of Section 4.01(a)(i) on such Distribution Date. As to any Distribution Date on or after the applicable Accretion Termination Date, zero.

            Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Aggregate Principal Balance of the Mortgage Loans minus the sum of
(i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Fraction for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

            Adjusted Principal Balance: As to any Distribution Date and any Class of Class B Certificates, the greater of (A) zero and (B) (i) the Principal Balance of such Class with respect to such Distribution Date minus (ii) the Adjustment Amount for such Distribution Date less the Principal Balances for any Classes of Class B Certificates with higher numerical designations.

            Adjustment Amount: For any Distribution Date, the difference between
(A) the sum of the Class A Principal Balance and Class B Principal Balance as of the related Determination Date and (B) the sum of (i) the sum of the Class A Principal Balance and Class B Principal Balance as of the Determination Date succeeding such Distribution Date, (ii) the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Certificates with respect to such Distribution Date and (iii) the aggregate amount that would have been distributed to all Classes as principal in accordance with Section 4.01(a)(i) for such Distribution Date without regard to the provisos in the definitions of Class B-1 Optimal Principal Amount, Class B-2 Optimal Principal Amount, Class B-3 Optimal Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount and Class B-6 Optimal Principal Amount.

            Aggregate Class A Distribution Amount: As to any Distribution Date, the aggregate amount distributable to the Classes of Class A Certificates pursuant to Paragraphs first, second, third and fourth of Section 4.01(a)(i) on such Distribution Date.

            Aggregate Class A Unpaid Interest Shortfall: As to any Distribution Date, an amount equal to the sum of the Class A Unpaid Interest Shortfalls for all the Classes of Class A Certificates.

            Aggregate   Current   Bankruptcy   Losses:   With   respect  to  any
Distribution Date, the sum of all Bankruptcy Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

            Aggregate Current Fraud Losses: With respect to any Distribution Date, the sum of all Fraud Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

            Aggregate Current Special Hazard Losses: With respect to any Distribution Date, the sum of all Special Hazard Losses incurred on any of the Mortgage Loans in the month preceding the month of such Distribution Date.

            Aggregate Foreclosure Profits: As to any Distribution Date, the aggregate amount of Foreclosure Profits with respect to all of the Mortgage Loans.

            Agreement:   This  Pooling  and   Servicing   Agreement   and  all
amendments and supplements hereto.

            Applicable Unscheduled Principal Receipt Period: With respect to the Mortgage Loans serviced by each Servicer and each of Full Unscheduled Principal Receipts and Partial Unscheduled Principal Receipts, the Unscheduled Principal Receipt Period specified on Schedule I hereto, as amended from time to time by the Master Servicer pursuant to Section 10.01(b) hereof.

            Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 8.11. There shall initially be no Authenticating Agent for the Certificates.

            Available Master Servicer Compensation: As to any Distribution Date, the sum of (a) the Master Servicing Fee for such Distribution Date, (b) interest earned through the business day preceding the applicable Distribution Date on any Prepayments in Full remitted to the Master Servicer and (c) the aggregate amount of Month End Interest remitted by the Servicers to the Master Servicer pursuant to the related Servicing Agreements.

            Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

            Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the applicable Servicer has notified the Master Servicer and the Trustee in writing that such Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by such Servicer without giving effect to any Debt Service Reduction.

            Bankruptcy Loss Amount: As of any Distribution Date prior to the first anniversary of the Cut-Off Date, the Bankruptcy Loss Amount will equal $50,000 minus the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Cut-Off Date. As of any Distribution Date on or after the first anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Bankruptcy Loss Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-Off Date coinciding with or preceding such Distribution Date (the "Relevant Anniversary") and (b) such lesser amount which, as determined on the Relevant Anniversary will not cause any rated Certificates to be placed on credit review status (other than for possible upgrading) by either Rating Agency minus (2) the aggregate amount of Bankruptcy Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Relevant Anniversary. On and after the Cross-Over Date the Bankruptcy Loss Amount shall be zero.

            Bank United Mortgage Loan Sale Agreement: The mortgage loan sale agreement dated as of September 17, 1998 between Bank United, as seller, and Norwest Funding, Inc., as purchaser.

            Beneficial Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be.

            Book-Entry Certificate: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9
Certificates, Class A-10 Certificates, Class A-11 Certificates, Class A-12 Certificates and Class A-13 Certificates, beneficial ownership and transfers of which shall be evidenced by, and made through, book entries by the Clearing Agency as described in Section 5.01(b).

            Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the City of New York, State of Iowa, State of Maryland, State of Minnesota or State of North Carolina or (iii) a day on which banking institutions in the City of New York, or the State of Iowa, State of Maryland, State of Minnesota or State of North Carolina are authorized or obligated by law or executive order to be closed.

            Certificate: Any one of the Class A Certificates or Class B Certificates.

            Certificate Account: The trust account established and maintained by the Master Servicer in the name of the Master Servicer on behalf of the Trustee pursuant to Section 3.01. The Certificate Account shall be an Eligible Account.

            Certificate Register and Certificate Registrar: Respectively, the register maintained pursuant to and the registrar provided for in
Section 5.02. The initial Certificate Registrar is the Trustee.

            Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of the taking of any action under Articles VII or VIII, any Certificate registered in the name of the Master Servicer, a Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such action has been obtained.

            Class: All certificates whose form is identical except for variations in the Percentage Interest evidenced thereby.

            Class A Certificate: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-6 Certificates, Class A-7 Certificates, Class A-8 Certificates, Class A-9 Certificates, Class A-10 Certificates, Class A-11 Certificates, Class A-12 Certificates, Class A-13 Certificates, Class A-14
Certificates, Class A-PO Certificates, Class A-R Certificate or Class A-LR Certificate.

            Class A Certificateholder: The registered holder of a Class A Certificate.

            Class A Distribution Amount: As to any Distribution Date and any Class of Class A Certificates (other than the Class A-6, Class A-12, Class A-13 and Class A-PO Certificates), the amount distributable to such Class of Class A Certificates pursuant to Paragraphs first, second and third clause (A) of
Section 4.01(a)(i). As to the Class A-6 Certificates, the amount distributable to such Class pursuant to Paragraphs first and second of Section 4.01(a)(i). As to the Class A-12 and Class A-13 Certificates, (a) as to any Distribution Date prior to the applicable Accretion Termination Date, the amount distributable to such Class of Accrual Certificates pursuant to the provisos in Paragraphs first and second of Section 4.01(a)(i) and Paragraph third clause (A) of Section 4.01(a)(i) and (b) as to any Distribution Date on or after the applicable Accretion Termination Date, the amount distributable to such Class of Accrual Certificates pursuant to Paragraphs first, second and third clause (A) of
Section 4.01(a)(i). As to any Distribution Date and the Class A-PO Certificates, the amount distributable to the Class A-PO Certificates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a)(i) on such Distribution Date.

            Class A Fixed Pass-Through Rate: As to any Distribution Date, the rate per annum set forth in Section 11.01.

            Class A Interest Accrual Amount: As to any Distribution Date, the sum of the Interest Accrual Amounts for the Classes of Class A Certificates with respect to such Distribution Date.

            Class A Interest Percentage: As to any Distribution Date and any Class of Class A Certificates (other than the Class A-PO Certificates), the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Class A Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Interest Accrual Amount).

            Class A Interest Shortfall Amount: As to any Distribution Date and any Class of Class A Certificates, any amount by which the Interest Accrual Amount of such Class with respect to such Distribution Date exceeds the amount distributed in respect of such Class on such Distribution Date pursuant to Paragraph first of Section 4.01(a)(i) including, in the case of a Class of Accrual Certificates prior to the applicable Accrual Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (i) of the definition thereof.

            Class A Interest Shortfall Percentage: As to any Distribution Date and any Class of Class A Certificates the percentage calculated by dividing the Class A Unpaid Interest Shortfall for such Class by the Aggregate Class A Unpaid Interest Shortfall determined as of the Business Day preceding the applicable Distribution Date.

            Class A Loss Denominator: As to any Determination Date, an amount equal to the sum of (i) the Principal Balances of the Class A Certificates (other than the Accrual Certificates and the Class A-PO Certificates); and (ii) with respect to each Class of Accrual Certificates, the lesser of the Principal Balance of such Class of Accrual Certificates and the Original Principal Balance of such Class of Accrual Certificates.

            Class A Loss Percentage: As to any Determination Date and any Class of Class A Certificates (other than the Class A-PO Certificates) then outstanding, the percentage calculated by dividing the Principal Balance of such Class (or, in the case of a Class of Accrual Certificates, the Original Principal Balance of such Class if lower) by the Class A Loss Denominator (determined without regard to any such Principal Balance of any Class of Class A Certificates not then outstanding), in each case determined as of the preceding Determination Date.

            Class A Non-PO Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (i) the Class A Interest Accrual Amount, (ii) the Aggregate Class A Unpaid Interest Shortfall and (iii) the Class A Non-PO Optimal Principal Amount.

            Class A Non-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan, and (y) the sum of:

      (i) the Class A Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class A Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class A Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

      (iv) the Class A Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan.

            Class A Non-PO Principal Amount: As to any Distribution Date, the aggregate amount distributed in respect of the Classes of Class A Certificates pursuant to Paragraph third clause (A) of Section 4.01(a)(i).

            Class A Non-PO Principal Balance: As of any date, an amount equal to the Class A Principal Balance less the Principal Balance of the Class A-PO Certificates.

            Class A Non-PO Principal Distribution Amount: As to any Distribution Date, the sum of (i) the sum of the applicable Accrual Distribution Amounts, if any, with respect to such Distribution Date and (ii) the Class A Non-PO Principal Amount with respect to such Distribution Date.

            Class A Pass-Through Rate: As to the Class A-12, Class A-13, Class A-14, Class A-R and Class A-LR Certificates, the Class A Fixed Pass-Through Rate. As to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-8 and Class A-11 Certificates, 6.000% per annum. As to the Class A-7 Certificates, 6.400% per annum. As to the Class A-10 Certificates, 6.750% per annum. As to the Class A-9 Certificates, 7.000% per annum. As to the Class A-5 Certificates, the Class A-5 Pass-Through Rate. As to the Class A-6 Certificates, the Class A-6 Pass-Through Rate. The Class A-PO Certificates are not entitled to interest and have no Class A Pass-Through Rate.

            Class A Percentage: As to any Distribution Date occurring on or prior to the Cross-Over Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing the Class A Non-PO Principal Balance (determined as of the Determination Date preceding such Distribution Date) by the Pool Balance (Non-PO Portion). As to any Distribution Date occurring subsequent to the Cross-Over Date, 100% or such lesser percentage which will cause the Class A Non-PO Principal Balance to decline to zero following the distribution made on such Distribution Date.

            Class A Prepayment Percentage: As to any Distribution Date to and including the Distribution Date in May 2004, 100%. As to any Distribution Date subsequent to May 2004 to and including the Distribution Date in May 2005, the Class A Percentage as of such Distribution Date plus 70% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to May 2005 to and including the Distribution Date in May 2006, the Class A Percentage as of such Distribution Date plus 60% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to May 2006 to and including the Distribution Date in May 2007, the Class A Percentage as of such Distribution Date plus 40% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to May 2007 to and including the Distribution Date in May 2008, the Class A Percentage as of such Distribution Date plus 20% of the Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to May 2008, the Class A Percentage as of such Distribution Date. The foregoing is subject to the following: (i) if the aggregate distribution to Holders of Class A Certificates on any Distribution Date of the Class A Prepayment Percentage provided above of
(a) Unscheduled Principal Receipts distributable on such Distribution Date would reduce the Class A Non-PO Principal Balance below zero, the Class A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Class A Non-PO Principal Balance to zero and thereafter the Class A Prepayment Percentage shall be zero and (ii) if the Class A Percentage as of any Distribution Date is greater than the Original Class A Percentage, the Class A Prepayment Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, with respect to any Distribution Date on which the following criteria are not met, the reduction of the Class A Prepayment Percentage described in the second through sixth sentences of this definition of Class A Prepayment Percentage shall not be applicable with respect to such Distribution Date. In such event, the Class A Prepayment Percentage for such Distribution Date will be determined in accordance with the applicable provision, as set forth in the first through fifth sentences above, which was actually used to determine the Class A Prepayment Percentage for the Distribution Date occurring in the May preceding such Distribution Date (it being understood that for the purposes of the determination of the Class A Prepayment Percentage for the current Distribution Date, the current Class A Percentage and Subordinated Percentage shall be utilized). In order for the reduction referred to in the second through sixth sentences to be applicable, with respect to any Distribution Date (a) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates on the Mortgage Loans that were delinquent 60 days or more (including for this purpose any payments due with respect to Mortgage Loans in foreclosure and REO Mortgage Loans) must be less than 50% of the current Class B Principal Balance and (b) cumulative Realized Losses shall not exceed (1) 30% of the Original Class B Principal Balance if such Distribution Date occurs between and including June 2004 and May 2005, (2) 35% of the Original Class B Principal Balance if such Distribution Date occurs between and including June 2005 and May 2006, (3) 40% of the Original Class B Principal Balance if such Distribution Date occurs between and including June 2006 and May 2007, (4) 45% of the Original Class B Principal Balance if such Distribution Date occurs between and including June 2007 and May 2008, and (5) 50% of the Original Class B Principal Balance if such Distribution Date occurs during or after June 2008. With respect to any Distribution Date on which the Class A Prepayment Percentage is reduced below the Class A Prepayment Percentage for the prior Distribution Date, the Master Servicer shall certify to the Trustee, based upon information provided by each Servicer as to the Mortgage Loans serviced by it that the criteria set forth in the preceding sentence are met.

            Class A Principal Balance: As of any date, an amount equal to the sum of the Principal Balances for the Class A-1 Certificates, Class A-2
Certificates,   Class  A-3  Certificates,  Class  A-4  Certificates,  Class  A-5
Certificates,   Class  A-7  Certificates,  Class  A-8  Certificates,  Class  A-9
Certificates,  Class  A-10  Certificates,  Class A-11  Certificates,  Class A-12
Certificates, Class A-13 Certificates, Class A-14 Certificates, Class A-PO Certificates, Class A-R Certificate and Class A-LR Certificate.

            Class A Unpaid Interest Shortfall: As to any Distribution Date and any Class of Class A Certificates, the amount, if any, by which the aggregate of the Class A Interest Shortfall Amounts for such Class for prior Distribution Dates is in excess of the amounts distributed in respect of such Class (or in the case of a Class of Accrual Certificates prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (ii) of the definition thereof) on prior Distribution Dates pursuant to Paragraph second of Section 4.01(a)(i).

            Class A-1 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-1 and Exhibit C hereto.

            Class A-1   Certificateholder:   The   registered   holder   of  a
Class A-1 Certificate.

            Class A-2 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-2 and Exhibit C hereto.

            Class A-2   Certificateholder:   The   registered   holder   of  a
Class A-2 Certificate.

            Class A-3 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-3 and Exhibit C hereto.

            Class A-3   Certificateholder:   The   registered   holder   of  a
Class A-3 Certificate.

            Class A-4 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-4 and Exhibit C hereto.

            Class A-4   Certificateholder:   The   registered   holder   of  a
Class A-4 Certificate.

            Class A-5 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-5 and Exhibit C hereto.

            Class A-5   Certificateholder:   The   registered   holder   of  a
Class A-5 Certificate.

            Class A-5 Pass-Through Rate: With respect to the Distribution Date occurring in June 1999, 5.235% per annum. With respect to each succeeding Distribution Date, a per annum rate, determined by the Trustee on the applicable Rate Determination Date, equal to 0.300% plus LIBOR subject to a minimum rate of 0.300% and a maximum rate of 8.000%.

            Class A-6 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-6 and Exhibit C hereto.

            Class A-6   Certificateholder:   The   registered   holder   of  a
Class A-6 Certificate.

            Class A-6 Interest Accrual Amount: As to any Distribution Date, (i) the product of (A) 1/12th of the Class A Pass-Through Rate for the Class A-6 Certificates and (B) the Class A-6 Notional Amount as of such Distribution Date minus (ii) the Class A Interest Percentage of the Class A-6 Certificates of (x) any Non-Supported Interest Shortfall allocated to the Class A Certificates, (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates with respect to such Distribution Date pursuant to Section 4.02(e) and (z) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e).

            Class A-6 Notional Amount: As to any Distribution Date, an amount equal to the Principal Balance of the Class A-5 Certificates.

            Class A-6 Pass-Through Rate: With respect to the Distribution Date occurring in June 1999, 2.765% per annum. With respect to each succeeding Distribution Date, a per annum rate, determined by the Trustee on the applicable Rate Determination Date, equal to 7.700% minus LIBOR subject to a minimum rate of 0.000% and a maximum rate of 7.700%

            Class A-7 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-7 and Exhibit C hereto.

            Class A-7   Certificateholder:   The   registered   holder   of  a
Class A-7 Certificate.

            Class A-8 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-8 and Exhibit C hereto.

            Class A-8   Certificateholder:   The   registered   holder   of  a
Class A-8 Certificate.

            Class A-9 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-9 and Exhibit C hereto.

            Class A-9   Certificateholder:   The   registered   holder   of  a
Class A-9 Certificate.

            Class A-10 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-10 and Exhibit C hereto.

            Class A-10   Certificateholder:   The   registered   holder  of  a
Class A-10 Certificate.

            Class A-11 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-11 and Exhibit C hereto.

            Class A-11   Certificateholder:   The   registered   holder  of  a
Class A-11 Certificate.

            Class A-12 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-12 and Exhibit C hereto.

            Class A-12   Certificateholder:   The   registered   holder  of  a
Class A-12 Certificate.

            Class A-13 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-13 and Exhibit C hereto.

            Class A-13   Certificateholder:   The   registered   holder  of  a
Class A-13 Certificate.

            Class A-13 Loss Amount: With respect to any Determination Date after the Cross-Over Date, the amount, if any, by which the Principal Balance of the Class A-13 Certificates would be reduced as a result of the application of the third sentence of the definition of Principal Balance.

            Class A-14 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-14 and Exhibit C hereto.

            Class A-14   Certificateholder:   The   registered   holder  of  a
Class A-14 Certificate.

            Class A-14 Loss Allocation Amount: With respect to any Determination Date after the Cross-Over Date the lesser of (a) the Principal Balance of the Class A-14 Certificates with respect to such Determination Date prior to any reduction for the Class A-14 Loss Allocation Amount and (b) the Class A-13 Loss Amount.

            Class A-L1 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-L5 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-L7 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-L8 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-L12 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-L14 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-LPO Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-LR Certificate: The Certificate executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-LR and Exhibit D hereto.

            Class A-LR   Certificateholder:   The  registered  holder  of  the
Class A-LR Certificate.

            Class A-LUR Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class A-PO Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-PO and Exhibit C hereto.

            Class A-PO   Certificateholder:   The   registered   holder  of  a
Class A-PO Certificate.

            Class A-PO Deferred Amount: For any Distribution Date prior to the Cross-Over Date, the difference between (A) the sum of (x) the amount by which the sum of the Class A-PO Optimal Principal Amounts for all prior Distribution Dates exceeded the amounts distributed on the Class A-PO Certificates on such prior Distribution Dates pursuant to Paragraph third clause (B) of Section 4.01(a)(i) and (y) the sum of the product for each Discount Mortgage Loan which became a Liquidated Loan at any time on or prior to the last day of the applicable Unscheduled Principal Receipt Period for the current Distribution Date of (a) the PO Fraction for such Discount Mortgage Loan and (b) an amount equal to the principal portion of Realized Losses (other than Bankruptcy Losses due to Debt Service Reductions) incurred with respect to such Mortgage Loan other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses and (B) amounts distributed on the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraph fourth of Section 4.01(a)(i). On and after the Cross-Over Date, the Class A-PO Deferred Amount will be zero. No interest will accrue on any Class A-PO Deferred Amount.

            Class A-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum as to each Outstanding Mortgage Loan, of the product of
(x) the PO Fraction with respect to such Mortgage Loan and (y) the sum of:

      (i) (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Scheduled Principal Balance of each Mortgage Loan that was repurchased by the Seller during such preceding month pursuant to Section
      2.02 or 2.03;

      (iv) the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan.

            Class A-R Certificate: The Certificate executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-R and Exhibit C hereto.

            Class A-R   Certificateholder:   The  registered   holder  of  the
Class A-R Certificate.

            Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates, Class B-4 Certificates, Class B-5 Certificates or Class B-6 Certificates.

            Class B Certificateholder: The registered holder of a Class B Certificate.

            Class B Distribution Amount: Any of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Distribution Amounts.

            Class B Interest Accrual Amount: As to any Distribution Date, the sum of the Interest Accrual Amounts for the Classes of Class B Certificates with respect to such Distribution Date.

            Class B Interest Percentage: As to any Distribution Date and any Class of Class B Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Class B Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Interest Accrual Amount).

            Class B Interest  Shortfall  Amount:  Any of the Class B-1  Interest
Shortfall  Amount,  Class B-2  Interest  Shortfall  Amount,  Class B-3  Interest
Shortfall Amount, Class B-4 Interest Shortfall Amount, Class B-5 Interest Shortfall Amount or Class B-6 Interest Shortfall Amount.

            Class B Loss Percentage: As to any Determination Date and any Class of Class B Certificates then outstanding, the percentage calculated by dividing the Principal Balance of such Class of Class B Certificates by the Class B Principal Balance (determined without regard to any Principal Balance of any Class of Class B Certificates not then outstanding), in each case determined as of the preceding Determination Date.

            Class B Pass-Through Rate: As to any Distribution Date, 6.500% per annum.

            Class B Percentage: Any one of the Class B-1 Percentage, Class B-2 Percentage, Class B-3 Percentage, Class B-4 Percentage, Class B-5 Percentage or Class B-6 Percentage.

            Class B Prepayment Percentage: Any of the Class B-1 Prepayment Percentage, Class B-2 Prepayment Percentage, Class B-3 Prepayment Percentage, Class B-4 Prepayment Percentage, Class B-5 Prepayment Percentage or Class B-6 Prepayment Percentage.

            Class B Principal Balance: As of any date, an amount equal to the sum of the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance and Class B-6 Principal Balance.

            Class B Unpaid Interest Shortfall: Any of the Class B-1 Unpaid Interest Shortfall, Class B-2 Unpaid Interest Shortfall, Class B-3 Unpaid
Interest Shortfall, Class B-4 Unpaid Interest Shortfall, Class B-5 Unpaid Interest Shortfall or Class B-6 Unpaid Interest Shortfall.

            Class B-1 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-1 and Exhibit C hereto.

            Class B-1   Certificateholder:   The   registered   holder   of  a
Class B-1 Certificate.

            Class B-1 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-1 Certificates pursuant to Paragraphs fifth, sixth and seventh of Section 4.01(a)(i).

            Class B-1 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-1 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-1 Certificates on such Distribution Date pursuant to Paragraph fifth of Section 4.01(a)(i).

            Class B-1 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

      (i) the Class B-1 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-1 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-1 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
      Section 2.02 or 2.03; and

      (iv) the Class B-1 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-1 Optimal Principal Amount will equal the lesser of (A) the Class B-1 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-1 Certificates.

            Class B-1 Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Percentage by either (i) if any Class B Certificates (other than the Class B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Class B Certificates (other than the Class B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            Class B-1 Prepayment Percentage: As to any Distribution Date, the percentage calculated by multiplying the Subordinated Prepayment Percentage by either (i) if any Class B Certificates (other than the Class B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Class B Certificates (other than the Class B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            Class B-1 Principal Balance: As to the first Determination Date, the Original Class B-1 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-1 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-1 Certificates on prior Distribution Dates (A) pursuant to Paragraph seventh of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-1 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the Class A Principal Balance as of such Determination Date.

            Class B-1 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-1 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-1 Certificates on prior Distribution Dates pursuant to Paragraph sixth of Section 4.01(a)(i).

            Class B-2 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-2 and Exhibit C hereto.

            Class B-2   Certificateholder:   The   registered   holder   of  a
Class B-2 Certificate.

            Class B-2 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-2 Certificates pursuant to Paragraphs eighth, ninth and tenth of Section 4.01(a)(i).

            Class B-2 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-2 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-2 Certificates on such Distribution Date pursuant to Paragraph eighth of Section 4.01(a)(i).

            Class B-2 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

      (i) the Class B-2 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-2 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-2 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
      Section 2.02 or 2.03; and

      (iv) the Class B-2 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-2 Optimal Principal Amount will equal the lesser of (A) the Class B-2 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-2 Certificates.

            Class B-2 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Percentage for such Distribution Date will be zero.

            Class B-2 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-2 Prepayment Percentage for such Distribution Date will be zero.

            Class B-2 Principal Balance: As to the first Determination Date, the Original Class B-2 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-2 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-2 Certificates on prior Distribution Dates (A) pursuant to Paragraph tenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-2 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance and the Class B-1 Principal Balance as of such Determination Date.

            Class B-2 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-2 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-2 Certificates on prior Distribution Dates pursuant to Paragraph ninth of Section 4.01(a)(i).

            Class B-3 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-3 and Exhibit C hereto.

            Class B-3   Certificateholder:   The   registered   holder   of  a
Class B-3 Certificate.

            Class B-3 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-3 Certificates pursuant to Paragraphs eleventh, twelfth and thirteenth of Section 4.01(a)(i).

            Class B-3 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-3 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-3 Certificates on such Distribution Date pursuant to Paragraph eleventh of Section 4.01(a)(i).

            Class B-3 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

      (i) the Class B-3 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-3 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-3 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
      Section 2.02 or 2.03; and

      (iv) the Class B-3 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-3 Optimal Principal Amount will equal the lesser of (A) the Class B-3 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-3 Certificates.

            Class B-3 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Percentage for such Distribution Date will be zero.

            Class B-3 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-3 Prepayment Percentage for such Distribution Date will be zero.

            Class B-3 Principal Balance: As to the first Determination Date, the Original Class B-3 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-3 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-3 Certificates on prior Distribution Dates (A) pursuant to Paragraph thirteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-3 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance and the Class B-2 Principal Balance as of such Determination Date.

            Class B-3 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-3 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-3 Certificates on prior Distribution Dates pursuant to Paragraph twelfth of Section 4.01(a)(i).

            Class B-4 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-4 and Exhibit C hereto.

            Class B-4   Certificateholder:   The   registered   holder   of  a
Class B-4 Certificate.

            Class B-4 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-4 Certificates pursuant to Paragraphs fourteenth, fifteenth, and sixteenth of Section 4.01(a)(i).

            Class B-4 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-4 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-4 Certificates on such Distribution Date pursuant to Paragraph fourteenth of Section 4.01(a)(i).

            Class B-4 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

      (i) the Class B-4 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-4 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-4 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
      Section 2.02 or 2.03; and

      (iv) the Class B-4 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-4 Optimal Principal Amount will equal the lesser of (A) the Class B-4 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-4 Certificates.

            Class B-4 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Percentage for such Distribution Date will be zero.

            Class B-4 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-4 Prepayment Percentage for such Distribution Date will be zero.

            Class B-4 Principal Balance: As to the first Determination Date, the Original Class B-4 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-4 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-4 Certificates on prior Distribution Dates (A) pursuant to Paragraph sixteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-4 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance and the Class B-3 Principal Balance as of such Determination Date.

            Class B-4 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-4 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-4 Certificates on prior Distribution Dates pursuant to Paragraph fifteenth of Section 4.01(a)(i).

            Class B-5 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-5 and Exhibit C hereto.

            Class B-5   Certificateholder:   The   registered   holder   of  a
Class B-5 Certificate.

            Class B-5 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-5 Certificates pursuant to Paragraphs seventeenth, eighteenth, and nineteenth of Section 4.01(a)(i).

            Class B-5 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-5 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-5 Certificates on such Distribution Date pursuant to Paragraph seventeenth of Section 4.01(a).

            Class B-5 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

      (i) the Class B-5 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-5 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-5 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
      Section 2.02 or 2.03; and

      (iv) the Class B-5 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-5 Optimal Principal Amount will equal the lesser of (A) the Class B-5 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-5 Certificates.

            Class B-5 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Percentage for such Distribution Date will be zero.

            Class B-5 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Class B-5 Prepayment Percentage for such Distribution Date will be zero.

            Class B-5 Principal Balance: As to the first Determination Date, the Original Class B-5 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-5 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-5 Certificates on prior Distribution Dates (A) pursuant to Paragraph nineteenth of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment and (b) the Realized Losses allocated through such Determination Date to the Class B-5 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance and the Class B-4 Principal Balance as of such Determination Date.

            Class B-5 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-5 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-5 Certificates on prior Distribution Dates pursuant to Paragraph eighteenth of Section 4.01(a)(i).

            Class B-6 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit B-6 and Exhibit C hereto.

            Class B-6   Certificateholder:   The   registered   holder   of  a
Class B-6 Certificate.

            Class B-6 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class B-6 Certificates pursuant to Paragraphs twentieth, twenty-first and twenty-second of Section 4.01(a)(i).

            Class B-6 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class B-6 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class B-6 Certificates on such Distribution Date pursuant to Paragraph twentieth of Section 4.01(a)(i).

            Class B-6 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum, as to each Outstanding Mortgage Loan, of the product of
(x) the Non-PO Fraction with respect to such Mortgage Loan and (y) the sum of:

      (i) the Class B-6 Percentage of (A) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan, less (B) if the Bankruptcy Loss Amount has been reduced to zero, the principal portion of any Debt Service Reduction with respect to such Mortgage Loan;

      (ii) the Class B-6 Prepayment Percentage of all Unscheduled Principal Receipts that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

      (iii) the Class B-6 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Seller pursuant to
      Section 2.02 or 2.03; and

      (iv) the Class B-6 Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs over the unpaid principal balance of such defective Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such defective Mortgage Loan;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class B-6 Optimal Principal Amount will equal the lesser of (A) the Class B-6 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class B-6 Certificates.

            Class B-6 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of
Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with the provisions of Section 4.01(d)(i), the Class B-6 Percentage for such Distribution Date will be zero.

            Class B-6 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Class B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class B-6 Certificates are not eligible to receive distributions of principal in accordance with the provisions of Section 4.01(d)(i), the Class B-6 Prepayment Percentage for such Distribution Date will be zero.

            Class B-6 Principal Balance: As to the first Determination Date, the Original Class B-6 Principal Balance. As of any subsequent Determination Date, the lesser of (i) the Original Class B-6 Principal Balance less the sum of (a) all amounts previously distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-second of Section 4.01(a)(i) and (b) the Realized Losses allocated through such Determination Date to the Class B-6 Certificates pursuant to Section 4.02(b) and (ii) the Adjusted Pool Amount as of the preceding Distribution Date less the Class A Principal Balance, the Class B-1 Principal Balance, the Class B-2 Principal Balance, the Class B-3 Principal Balance, the Class B-4 Principal Balance and the Class B-5 Principal Balance as of such Determination Date.

            Class B-6 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class B-6 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-first of Section 4.01(a)(i).

            Class B-L1 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class B-L2 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class B-L3 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class B-L4 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class B-L5 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class B-L6 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Clearing  Agency:  An  organization   registered  as  a  "clearing
agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Clearing Agency shall be The Depository Trust Company.

            Clearing Agency Participant: A broker, dealer, bank, financial institution or other Person for whom a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

            Closing Date: The date of initial issuance of the Certificates, as set forth in Section 11.21.

            Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

            Compensating  Interest:  As to any Distribution  Date, the lesser of
(a) the  product  of (i) 1/12th of 0.20% and (ii) the Pool  Scheduled  Principal
Balance for such Distribution Date and (b) the Available Master Servicing Compensation for such Distribution Date.

            Co-op  Shares:   Shares  issued  by  private   non-profit  housing
corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office, at the date of the execution of this instrument is located at 230 South Tryon Street, Charlotte, North Carolina 28288.

            Corresponding Upper-Tier Class or Classes: As to the following Uncertificated Lower-Tier Interests, the Corresponding Upper-Tier Class or Classes as follows:



      Uncertificated Lower-Tier
      Interest                        Corresponding Upper-Tier Class or Classes

      Class A-L1 Interest             Class A-1 Certificates, Class A-2
                                      Certificates, Class A-3 Certificates,
                                      Class A-4 Certificates and Class A-11
                                      Certificates.

      Class A-L5 Interest             Class A-5 Certificates and Class A-6
                                      Certificates

      Class A-L7 Interest             Class A-7 Certificates and Class A-10
                                      Certificates

      Class A-L8 Interest             Class A-8 Certificates and Class A-9
                                      Certificates

      Class A-L12 Interest            Class A-12 Certificates and Class A-13
                                      Certificates

      Class A-L14 Interest            Class A-14 Certificates

      Class A-LPO Interest            Class A-PO Certificates

      Class A-LUR Interest            Class A-R Certificate

      Class B-L1 Interest             Class B-1 Certificates

      Class B-L2 Interest             Class B-2 Certificates

      Class B-L3 Interest             Class B-3 Certificates

      Class B-L4 Interest             Class B-4 Certificates

      Class B-L5 Interest             Class B-5 Certificates

      Class B-L6 Interest             Class B-6 Certificates

            Cross-Over   Date:  The   Distribution   Date  preceding  the  first
Distribution Date on which the Class A Percentage (determined pursuant to clause
(ii) of the definition thereof) equals or exceeds 100%.

            Cross-Over Date Interest Shortfall: With respect to any Distribution Date that occurs on or after the Cross-Over Date with respect to any Unscheduled Principal Receipt (other than a Prepayment in Full):

            (A) in the case where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period and such
                  Unscheduled Principal Receipt is received by the Servicer on or after the Determination Date in the month preceding the month of such Distribution Date but prior to the first day of the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage
                  Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month preceding the month of such Distribution Date; and

            (B) in the case where the Applicable Unscheduled Principal Receipt Period is the Prior Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month in which such Unscheduled Principal Receipt is received.

            Current Class A Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Classes of Class A Certificates pursuant to Paragraph first of Section 4.01(a)(i) on such Distribution Date.

            Current Class B Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Classes of Class B Certificates pursuant to Paragraphs fifth, eighth, eleventh, fourteenth, seventeenth and twentieth of Section 4.01(a)(i) on such Distribution Date.

            Current Class B-1 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-1 Fractional Interest.

            Current Class B-2 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-2 Fractional Interest.

            Current Class B-3 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-4, Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-3 Fractional Interest.

            Current Class B-4 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class B-5 and Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-4 Fractional Interest.

            Current Class B-5 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Principal Balance of the Class B-6 Certificates by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance. As to the first Distribution Date, the Original Class B-5 Fractional Interest.

            Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Prepayment in Full.

            Custodial Agreement: The Custodial Agreement, if any, from time to time in effect between the Custodian named therein, the Seller, the Master Servicer and the Trustee, substantially in the form of Exhibit E hereto, as the same may be amended or modified from time to time in accordance with the terms thereof.

            Custodial P&I Account: The Custodial P&I Account, as defined in each of the Servicing Agreements, with respect to the Mortgage Loans. In determining whether the Custodial P&I Account under any Servicing Agreement is "acceptable" to the Master Servicer (as may be required by the definition of "Eligible Account" contained in the Servicing Agreements), the Master Servicer shall require that any such account shall be acceptable to each of the Rating Agencies.

            Custodian: Initially, the Trustee, and thereafter the Custodian, if any, hereafter appointed by the Trustee pursuant to Section 8.13, or its successor in interest under the Custodial Agreement. The Custodian may (but need not) be the Trustee or any Person directly or indirectly controlling or controlled by or under common control of either of them. Neither a Servicer, nor the Seller nor the Master Servicer nor any Person directly or indirectly controlling or controlled by or under common control with any such Person may be appointed Custodian.

            Cut-Off Date: The first day of the month of initial issuance of the Certificates as set forth in Section 11.02.

            Cut-Off Date Aggregate Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans is as set forth in
Section 11.03.

            Cut-Off Date Principal Balance: As to each Mortgage Loan, its unpaid principal balance as of the close of business on the Cut-Off Date (but without giving effect to any Unscheduled Principal Receipts received or applied on the Cut-Off Date), reduced by all payments of principal due on or before the Cut-Off Date and not paid, and increased by scheduled monthly payments of principal due after the Cut-Off Date but received by the related Servicer on or before the Cut-Off Date.

            DCR: Duff and Phelps Credit Rating Co., or its successor in interest.

            Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

            Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

            Definitive Certificates:  As defined in Section 5.01(b).

            Denomination: The amount, if any, specified on the face of each Certificate (other than the Class A-6 Certificates) representing the principal portion of the Cut-Off Date Aggregate Principal Balance evidenced by such Certificate. As to the Class A-6 Certificates, the amount specified on the face of such Certificate representing the portion of the Original Class A-6 Notional Amount.

            Determination Date: The 17th day of the month in which the related Distribution Date occurs, or if such 17th day is not a Business Day, the Business Day preceding such 17th day.

            Discount Mortgage Loan: A Mortgage Loan with a Net Mortgage Interest Rate of less than 6.500%.

            Distribution Date: The 25th day of any month, beginning in the month following the month of initial issuance of the Certificates, or if such 25th day is not a Business Day, the Business Day following such 25th day.

            Due Date: With respect to any Mortgage Loan, the day of the month in which the Monthly Payment on such Mortgage Loan is scheduled to be paid.

            Eligible Account: One or more accounts (i) that are maintained with a depository institution (which may be the Master Servicer) whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of such parent holding company) at the time of deposit therein are rated at least "AA" (or the equivalent) by each of the Rating Agencies, (ii) the deposits in which are fully insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund, (iii) the deposits in which are insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund (to the limit established by the FDIC) and the uninsured deposits in which accounts are otherwise secured, as evidenced by an Opinion of Counsel delivered to the Trustee, such that the Trustee, on behalf of the Certificateholders has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iv) that are trust accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (v) such other account that is acceptable to each of the Rating Agencies and would not cause the Trust Estate to fail to qualify as two separate REMICs or result in the imposition of any federal tax on either of the Upper-Tier REMIC or the Lower-Tier REMIC.

            Eligible Investments: At any time, any one or more of the following obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment, provided that such investments continue to qualify as "cash flow investments" as defined in Code Section 860G(a)(6):

      (i) obligations of the United States of America or any agency thereof, provided such obligations are backed by the full faith and credit of the United States of America;

      (ii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or highest long-term rating of each Rating Agency, or such lower rating as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

      (iii) commercial or finance company paper which is then rated in the highest long-term commercial or finance company paper rating category of each Rating Agency or the highest short-term rating category of each Rating Agency, or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

      (iv) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) are then rated in the highest short-term or the highest long-term rating category for such securities of each of the Rating Agencies, or such lower rating categories as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

      (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to each Rating Agency at the time of the issuance of such agreements;

      (vi) repurchase agreements on obligations with respect to any security described in clauses (i) or (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

      (vii) securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, are then rated in the highest short-term or the highest long-term rating category by each Rating Agency, or in such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency; and

      (viii) such other investments acceptable to each Rating Agency as would not result in the downgrading of the rating then assigned to the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency.

            In no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Prohibited Holder:  As defined in Section 5.02(d).

            Errors and Omissions Policy: As defined in each of the Servicing Agreements.

            Event of Default:  Any of the events specified in Section 7.01.

            Excess Bankruptcy Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Bankruptcy Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date exceed the then-applicable Bankruptcy Loss Amount, then the portion of such Bankruptcy Loss represented by the ratio of (a) the excess of the Aggregate Current Bankruptcy Losses over the then-applicable Bankruptcy Loss Amount, divided by (b) the Aggregate Current Bankruptcy Losses or (ii) if the Aggregate Current Bankruptcy Losses with respect to such Distribution Date are less than or equal to the then-applicable Bankruptcy Loss Amount, then zero. In addition, any Bankruptcy Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Bankruptcy Loss.

            Excess Fraud Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Fraud Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Fraud Losses with respect to such Distribution Date exceed the then-applicable Fraud Loss Amount, then the portion of such Fraud Loss represented by the ratio of (a) the excess of the Aggregate Current Fraud Losses over the then-applicable Fraud Loss Amount, divided by (b) the Aggregate Current Fraud Losses, or (ii) if the Aggregate Current Fraud Losses with respect to such Distribution Date are less than or equal to the then-applicable Fraud Loss Amount, then zero. In addition, any Fraud Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Fraud Loss.

            Excess Special Hazard Loss: With respect to any Distribution Date and any Mortgage Loan as to which a Special Hazard Loss is realized in the month preceding the month of such Distribution Date, (i) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date exceed the then-applicable Special Hazard Loss Amount, then the portion of such Special Hazard Loss represented by the ratio of (a) the excess of the Aggregate Current Special Hazard Losses over the then-applicable Special Hazard Loss Amount, divided by (b) the Aggregate Current Special Hazard Losses, or (ii) if the Aggregate Current Special Hazard Losses with respect to such Distribution Date are less than or equal to the then-applicable Special Hazard Loss Amount, then zero. In addition, any Special Hazard Loss occurring with respect to a Mortgage Loan on or after the Cross-Over Date will be an Excess Special Hazard Loss.

            Exhibit F-1 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-1 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced in locations other than Frederick, Maryland under the Norwest Servicing Agreement.

            Exhibit F-2 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-2 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced in Frederick, Maryland under the Norwest Servicing Agreement.

            Exhibit F-3 Mortgage Loan: Any of the Mortgage Loans identified in Exhibit F-3 hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02, which Mortgage Loan is serviced under an Other Servicing Agreement.

            FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

            FHLMC:   The  Federal  Home  Loan  Mortgage   Corporation  or  any
successor thereto.

            Fidelity Bond:  As defined in each of the Servicing Agreements.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates is made pursuant to
Section 9.01.

            Final Scheduled Maturity Date: The Final Scheduled Maturity Date for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-PO, Class A-R, Class A-LR, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates is June 25, 2029 which corresponds to the "latest possible maturity date" for purposes of Section 860G(a)(1) of the Internal Revenue Code of 1986, as amended.

            Fixed Retained Yield: The fixed percentage of interest on each Mortgage Loan with a Mortgage Interest Rate greater than the sum of (a) 6.500%,
(b) the Servicing Fee Rate and (c) the Master Servicing Fee Rate, which will be determined on a loan by loan basis and will equal the Mortgage Interest Rate on each Mortgage Loan minus the sum of (a), (b) and (c), which is not assigned to and not part of the Trust Estate.

            Fixed Retained Yield Rate: With respect to each Mortgage Loan, a per annum rate equal to the greater of (a) zero and (b) the Mortgage Interest Rate on such Mortgage Loan minus the sum of (i) 6.500%, (ii) the Servicing Fee Rate and (iii) the Master Servicing Fee Rate.

            FNMA:  Fannie Mae or any successor thereto.

            Foreclosure Profits: As to any Distribution Date, the excess, if any, of (i) Net Liquidation Proceeds in respect of each Mortgage Loan that became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date over (ii) the sum of the unpaid principal balance of each such Liquidated Loan plus accrued and unpaid interest at the applicable Mortgage Interest Rate on the unpaid principal balance thereof from the Due Date to which interest was last paid by the Mortgagor (or, in the case of a Liquidated Loan that had been an REO Mortgage Loan, from the Due Date to which interest was last deemed to have been paid) to the first day of the month in which such Distribution Date occurs.

            Fraud Loss: A Liquidated Loan Loss as to which there was fraud in the origination of such Mortgage Loan.

            Fraud Loss Amount: As of any Distribution Date after the Cut-Off Date an amount equal to: (X) prior to the first anniversary of the Cut-Off Date an amount equal to $6,003,264.37 minus the aggregate amount of Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the Cut-Off Date, and (Y) from the first through fifth anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-Off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-Off Date minus (2) the Fraud Losses allocated solely to the Class B Certificates in accordance with Section 4.02(a) since the most recent anniversary of the Cut-Off Date. On and after the Cross-Over Date or after the fifth anniversary of the Cut-Off Date the Fraud Loss Amount shall be zero.

            Full Unscheduled Principal Receipt: Any Unscheduled Principal Receipt with respect to a Mortgage Loan (i) in the amount of the outstanding principal balance of such Mortgage Loan and resulting in the full satisfaction of such Mortgage Loan or (ii) representing Liquidation Proceeds other than Partial Liquidation Proceeds.

            Holder:  See "Certificateholder."

            Independent: When used with respect to any specified Person, such Person who (i) is in fact independent of the Seller, the Master Servicer and any Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or any Servicer or in an affiliate of either, and (iii) is not connected with the Seller, the Master Servicer or any Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Insurance Policy: Any insurance or performance bond relating to a Mortgage Loan or the Mortgage Loans, including any hazard insurance, special hazard insurance, flood insurance, primary mortgage insurance, mortgagor bankruptcy bond or title insurance.

            Insurance Proceeds: Proceeds paid by any insurer pursuant to any Insurance Policy covering a Mortgage Loan.

            Insured  Expenses:   Expenses  covered  by  any  Insurance  Policy
covering a Mortgage Loan.

            Interest Accrual Amount: As to any Distribution Date and any Class of Class A Certificates (other than the Class A-6 and Class A-PO Certificates),
(a) the product of (i) 1/12th of the Class A Pass-Through Rate for such Class and (ii) the Principal Balance of such Class as of the Determination Date preceding such Distribution Date minus (b) the Class A Interest Percentage of such Class of (i) any Non-Supported Interest Shortfall allocated to the Class A Certificates with respect to such Distribution Date, (ii) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class A Certificates with respect to such Distribution Date pursuant to Section 4.02(e) and (iii) the interest portion of any Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) allocated to the Class A Certificates on or after the Cross-Over Date pursuant to Section 4.02(e). As to any Distribution Date and the Class A-6 Certificates, the Class A-6 Interest Accrual Amount. The Class A-PO Certificates have no Interest Accrual Amount.

            As to any Distribution Date and any Class of Class B Certificates, an amount equal to (i) the product of 1/12th of the Class B Pass-Through Rate and the Principal Balance of such Class as of the Determination Date preceding such Distribution Date minus (ii) the Class B Interest Percentage of such Class of (x) any Non-Supported Interest Shortfall allocated to the Class B Certificates with respect to such Distribution Date and (y) the interest portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to the Class B Certificates with respect to such Distribution Date pursuant to Section 4.02(e).

            LIBOR: As to any Distribution Date, the arithmetic mean of the London Interbank offered rate quotations for one month Eurodollar deposits, as determined by the Trustee on the related Rate Determination Date in accordance with Section 4.07.

            LIBOR Business Day: Any Business Day on which banks are open for dealing in foreign currency and exchange in London, England, the City of New York and Charlotte, North Carolina.

            LIBOR   Certificates:   Any  of  the   Class A-5   and   Class A-6
Certificates.

            Liquidated Loan: A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the applicable Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

            Liquidated Loan Loss: With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, equal to the excess of (i) the unpaid principal balance of each such Liquidated Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs, over (ii) Net Liquidation Proceeds with respect to such Liquidated Loan.

            Liquidation Expenses: Expenses incurred by a Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed advances expended by such Servicer pursuant to its Servicing Agreement or the Master Servicer or Trustee pursuant hereto respecting the related Mortgage Loan, including any unreimbursed advances for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

            Liquidation Proceeds: Amounts received by a Servicer (including Insurance Proceeds) in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

            Loan-to-Value Ratio: The ratio, expressed as a percentage, the numerator of which is the principal balance of a particular Mortgage Loan at origination and the denominator of which is the lesser of (x) the appraised value of the related Mortgaged Property determined in the appraisal used by the originator at the time of origination of such Mortgage Loan, and (y) if the Mortgage is originated in connection with a sale of the Mortgaged Property, the sale price for such Mortgaged Property.

            Lower-Tier      Distribution     Amount:     As     defined     in
Section 4.01(a)(ii).

            Lower-Tier REMIC: One of two separate REMICs comprising the Trust Estate, the assets of which consist of the Mortgage Loans (other than Fixed Retained Yield), such amounts as shall from time to time be held in the Certificate Account (other than Fixed Retained Yield), the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            Master Servicer: Norwest Bank Minnesota, National Association, or its successor in interest.

            Master Servicing Fee: With respect to any Mortgage Loan and any Distribution Date, the fee payable monthly to the Master Servicer pursuant to
Section 6.05 equal to a fixed percentage (expressed as a per annum rate) of the unpaid principal balance of such Mortgage Loan.

            Master Servicing Fee Rate:  As set forth in Section 11.26.

            Mid-Month Receipt Period: With respect to each Distribution Date, the one month period beginning on the Determination Date (or, in the case of the first Distribution Date, from and including the Cut-Off-Date) occurring in the calendar month preceding the month in which such Distribution Date occurs and ending on the day preceding the Determination Date immediately preceding such Distribution Date.

            Month End Interest:  As defined in each Servicing Agreement.

            Moody's: Moody's Investors Service, Inc., or its successor in interest.

            Monthly Payment: As to any Mortgage Loan (including any REO Mortgage
Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule, other than for Deficient Valuations, by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on Mortgaged Property securing a Mortgage Note together with any Mortgage Loan Rider, if applicable.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate at which interest accrues on the unpaid principal balance thereof as set forth in the related Mortgage Note, which rate is as indicated on the Mortgage Loan Schedule.

            Mortgage  Loan  Purchase  Agreement:   The  mortgage  loan  purchase
agreement dated as of May 28, 1999 between Norwest Mortgage, as seller, and the Seller, as purchaser.

            Mortgage Loan Rider: The standard  FNMA/FHLMC riders to the Mortgage
Note  and/or  Mortgage  riders  required  when  the  Mortgaged   Property  is  a
condominium unit or a unit in a planned unit development.

            Mortgage Loan Schedule: The list of the Mortgage Loans transferred to the Trustee on the Closing Date as part of the Trust Estate and attached hereto as Exhibits F-1, F-2 and F-3, which list may be amended following the Closing Date upon conveyance of a Substitute Mortgage Loan pursuant to Section
2.02 or 2.03 and which list shall set forth at a minimum the following information of the close of business on the Cut-Off Date (or, with respect to Substitute Mortgage Loans, as of the close of business on the day of substitution) as to each Mortgage Loan:

      (i)    the Mortgage Loan identifying number;

      (ii)   the city, state and zip code of the Mortgaged Property;

      (iii)  the type of property;

      (iv)   the Mortgage Interest Rate;

      (v)    the Net Mortgage Interest Rate;

      (vi)   the Monthly Payment;

      (vii)  the original number of months to maturity;

      (viii) the scheduled maturity date;

      (ix)   the Cut-Off Date Principal Balance;

      (x)    the Loan-to-Value Ratio at origination;

      (xi)   whether such Mortgage Loan is a Subsidy Loan;

      (xii) whether such Mortgage Loan is covered by primary mortgage insurance;

      (xiii) the Servicing Fee Rate;

      (xiv)  the Master Servicing Fee;

      (xv)   Fixed Retained Yield, if applicable; and

      (xvi) for each Exhibit F-3 Mortgage Loan, the name of the Servicer with respect thereto.

            Such schedule may consist of multiple reports that collectively set forth all of the information required.

            Mortgage Loans: Each of the mortgage loans transferred and assigned to the Trustee on the Closing Date pursuant to Section 2.01 and any mortgage loans substituted therefor pursuant to Section 2.02 or 2.03, in each case as from time to time are included in the Trust Estate as identified in the Mortgage Loan Schedule.

            Mortgage  Note:  The  note  or  other  evidence  of   indebtedness
evidencing the indebtedness of a Mortgagor under a Mortgage Loan together with any related Mortgage Loan Riders, if applicable.

            Mortgaged Property: The property subject to a Mortgage, which may include Co-op Shares or residential long-term leases.

            Mortgagor:  The obligor on a Mortgage Note.

            Net Foreclosure Profits: As to any Distribution Date, the amount, if any, by which (i) Aggregate Foreclosure Profits with respect to such Distribution Date exceed (ii) Liquidated Loan Losses with respect to such Distribution Date.

            Net Liquidation Proceeds: As to any defaulted Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

            Net Mortgage Interest Rate: With respect to each Mortgage Loan, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the sum of (a) the Servicing Fee Rate, as set forth in Section 11.25 with respect to such Mortgage Loan, (b) the Master Servicing Fee Rate, as set forth in Section 11.26 with respect to such Mortgage Loan and (c) the Fixed Retained Yield Rate, if any, with respect to such Mortgage Loan. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

            Net REO Proceeds: As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

            Non-permitted Foreign Holder:  As defined in Section 5.02(d).

            Non-PO  Fraction:  With respect to any Mortgage  Loan, the lesser of
(i) 1.00 and (ii) the quotient obtained by dividing the Net Mortgage Interest Rate for such Mortgage Loan by 6.500%.

            Nonrecoverable Advance: Any portion of a Periodic Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed to the Servicer, the Master Servicer or the Trustee, as the case may be, and which the Servicer, the Master Servicer or the Trustee determines will not, or in the case of a proposed Periodic Advance would not, be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the Servicer, the Master Servicer or the Trustee (i) that it has made a Nonrecoverable Advance or (ii) that any proposed Periodic Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer for redelivery to the Trustee or, in the case of a Master Servicer determination, an Officer's Certificate of the Master
Servicer or delivered to the Trustee, in each case detailing the reasons for such determination.

            Non-Supported Interest Shortfall: With respect to any Distribution Date, the excess, if any, of the aggregate Prepayment Interest Shortfall on the Mortgage Loans over the aggregate Compensating Interest with respect to such Distribution Date. With respect to each Distribution Date occurring on or after the Cross-Over Date, the Non-Supported Interest Shortfall determined pursuant to the preceding sentence will be increased by the amount of any Cross-Over Date Interest Shortfall for such Distribution Date. Any Non-Supported Interest Shortfall will be allocated to (a) the Class A Certificates according to the percentage obtained by dividing the Class A Non-PO Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance and
(b) the Class B Certificates according to the percentage obtained by dividing the Class B Principal Balance by the sum of the Class A Non-PO Principal Balance and the Class B Principal Balance.

            Non-U.S. Person:  As defined in Section 4.01(g).

            Norwest Mortgage: Norwest Mortgage, Inc., or its successor in interest.

            Norwest Mortgage Correspondents: The entities listed on the Mortgage Loan Schedule, from which Norwest Mortgage purchased the Mortgage Loans.

            Norwest Servicing Agreement: The Servicing Agreement providing for the servicing of the Exhibit F-1 Mortgage Loans and Exhibit F-2 Mortgage Loans initially by Norwest Mortgage.

            Officers' Certificate: With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant
Secretaries of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities), and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel, who may be outside or salaried counsel for the Seller, a Servicer or the Master Servicer, or any affiliate of the Seller, a Servicer or the Master Servicer, acceptable to the Trustee if such opinion is to be delivered to the Trustee; provided, however, that with respect to REMIC matters, matters relating to the determination of Eligible Accounts or matters relating to transfers of Certificates, such counsel shall be Independent.

            Optimal Adjustment Event: With respect to any Class of Class B Certificates and any Distribution Date, an Optimal Adjustment Event will occur with respect to such Class if: (i) the Principal Balance of such Class on the Determination Date succeeding such Distribution Date would have been reduced to zero (regardless of whether such Principal Balance was reduced to zero as a result of principal distribution or the allocation of Realized Losses) and (ii)
(a) the Principal Balance of any Class of Class A Certificates would be subject to further reduction as a result of the third or fifth sentences of the definition of Principal Balance or (b) the Principal Balance of a Class of Class B Certificates with a lower numerical designation would be reduced with respect to such Distribution Date as a result of the application of clause (ii) of the definition of Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance or Class B-6 Principal Balance.

            Original Class A Percentage: The Class A Percentage as of the Cut-Off Date, as set forth in Section 11.04.

            Original Class A Non-PO Principal Balance: The sum of the Original Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-R and Class A-LR Certificates, as set forth in Section 11.06.

            Original Class A-6 Notional Amount: The Original Class A-6 Notional Amount, as set forth in Section 11.05(a).

            Original Class B Principal Balance: The sum of the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance, Original
Class B-3 Principal Balance, Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and Original Class B-6 Principal Balance, as set forth in Section 11.14.

            Original Class B-1 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-2 Principal Balance, the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-1 Fractional Interest is specified in Section 11.16.

            Original Class B-2 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-3 Principal Balance, the Original Class B-4 Principal Balance, Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-2 Fractional Interest is specified in Section 11.17.

            Original Class B-3 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-4 Principal Balance, the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-3 Fractional Interest is specified in Section 11.18.

            Original Class B-4 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class B-5 Principal Balance and the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-4 Fractional Interest is specified in Section 11.19.

            Original Class B-5 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class B-6 Principal Balance by the sum of the Original Class A Non-PO Principal Balance and the Original Class B Principal Balance. The Original Class B-5 Fractional Interest is specified in Section 11.20.

            Original Class B-1 Percentage: The Class B-1 Percentage as of the Cut-Off Date, as set forth in Section 11.08.

            Original Class B-2 Percentage: The Class B-2 Percentage as of the Cut-Off Date, as set forth in Section 11.09.

            Original Class B-3 Percentage: The Class B-3 Percentage as of the Cut-Off Date, as set forth in Section 11.10.

            Original Class B-4 Percentage: The Class B-4 Percentage as of the Cut-Off Date, as set forth in Section 11.11.

            Original Class B-5 Percentage: The Class B-5 Percentage as of the Cut-Off Date, as set forth in Section 11.12.

            Original Class B-6 Percentage: The Class B-6 Percentage as of the Cut-Off Date, as set forth in Section 11.13.

            Original Class B-1 Principal Balance: The Class B-1 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-2 Principal Balance: The Class B-2 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-3 Principal Balance: The Class B-3 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-4 Principal Balance: The Class B-4 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-5 Principal Balance: The Class B-5 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Class B-6 Principal Balance: The Class B-6 Principal Balance as of the Cut-Off Date, as set forth in Section 11.15.

            Original Principal Balance: Any of the Original Principal Balances of the Classes of Class A Certificates as set forth in Section 11.05; the Original Class B-1 Principal Balance, Original Class B-2 Principal Balance,
Original Class B-3 Principal Balance, Original Class B-4 Principal Balance, Original Class B-5 Principal Balance or Original Class B-6 Principal Balance as set forth in Section 11.15.

            Original Subordinated Percentage: The Subordinated Percentage as of the Cut-Off Date, as set forth in Section 11.07.

            Other Servicer:  Any of the Servicers other than Norwest Mortgage.

            Other Servicing Agreements: The Servicing Agreements other than the Norwest Servicing Agreement.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Full Unscheduled Principal Receipt prior to such Due Date and which was not repurchased by the Seller prior to such Due Date pursuant to Section 2.02 or 2.03.

            Owner Mortgage Loan File: A file maintained by the Trustee (or the Custodian, if any) for each Mortgage Loan that contains the documents specified in the Servicing Agreements or, in the case of each Mortgage Loan serviced by Bank United, the documents specified in the Bank United Mortgage Loan Sale Agreement under their respective "Owner Mortgage Loan File" definition or similar definition and/or other provisions requiring delivery of specified documents to the owner of the Mortgage Loan in connection with the purchase thereof, and any additional documents required to be added to the Owner Mortgage Loan File pursuant to this Agreement.

            PAC Certificates: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-11 Certificates.

            PAC Principal Amount:  As defined in Section 4.01(b).

            Partial Liquidation Proceeds: Liquidation Proceeds received by a Servicer prior to the month in which the related Mortgage Loan became a Liquidated Loan.

            Partial Unscheduled Principal Receipt: An Unscheduled Principal Receipt which is not a Full Unscheduled Principal Receipt.

            Paying Agent: The Person authorized on behalf of the Trustee, as agent for the Master Servicer, to make distributions to Certificateholders with respect to the Certificates and to forward to Certificateholders the periodic and annual statements required by Section 4.04. The Paying Agent may be any Person directly or indirectly controlling or controlled by or under common control with the Master Servicer and may be the Trustee. The initial Paying Agent is appointed in Section 4.03(a).

            Payment   Account:    The   account    maintained    pursuant   to
Section 4.03(b).

            Percentage Interest: With respect to a Class A Certificate (other than Class A-6 Certificates), the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the Original Principal Balance of such Class of Class A Certificates. With respect to a Class A-6 Certificate, the undivided percentage interest obtained by dividing the original notional amount evidenced by such Certificate by the Original Class A-6 Notional Amount of such Class. With respect to a Class B Certificate of a Class, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the Original Principal Balance of such Class of Class B Certificates.

            Periodic Advance: The aggregate of the advances required to be made by a Servicer on any Distribution Date pursuant to its Servicing Agreement or by the Master Servicer or the Trustee hereunder, the amount of any such advances being equal to the total of all Monthly Payments (adjusted, in each case (i) in respect of interest, to the applicable Mortgage Interest Rate less the applicable Servicing Fee in the case of Periodic Advances made by a Servicer and to the applicable Net Mortgage Interest Rate in the case of Periodic Advances made by the Master Servicer or Trustee and (ii) by the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect) on the Mortgage Loans, that (x) were delinquent as of the close of business on the related Determination Date, (y) were not the subject of a previous Periodic Advance by such Servicer or of a Periodic Advance by the Master Servicer or the Trustee, as the case may be and (z) have not been determined by the Master Servicer, such Servicer or Trustee to be Nonrecoverable Advances.

            Person:  Any individual,  corporation,  partnership,  joint venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

            Plan:  As defined in Section 5.02(c).

            PO Fraction: With respect to any Discount Mortgage Loan, the difference between 1.0 and the Non-PO Fraction for such Mortgage Loan; with respect to any other Mortgage Loan, zero.

            Pool Balance (Non-PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the Non-PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

            Pool Balance (PO Portion): As of any Distribution Date, the sum of the amounts for each Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

            Pool Distribution Amount: As of any Distribution Date, the funds eligible for distribution to the Holders of the Certificates on such Distribution Date, which shall be the sum of (i) all previously undistributed payments or other receipts on account of principal and interest on or in respect of the Mortgage Loans (including, without limitation, the proceeds of any repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amount) received by the Master Servicer with respect to the applicable Remittance Date in the month of such Distribution Date and any Unscheduled Principal Receipts received by the Master Servicer on or prior to the Business Day preceding such Distribution Date, (ii) all Periodic Advances made by a Servicer pursuant to the related Servicing Agreement or Periodic Advances made by the Master Servicer or the Trustee pursuant to Section 3.03 and (iii) all other amounts required to be placed in the Certificate Account by the Servicer on or before the applicable Remittance Date or by the Master Servicer or the Trustee on or prior to the Distribution Date, but excluding the following:

            (a) amounts received as late payments of principal or interest and respecting which the Master Servicer or the Trustee has made one or more unreimbursed Periodic Advances;

            (b) the portion of Liquidation Proceeds used to reimburse any unreimbursed Periodic Advances by the Master Servicer or the Trustee;

            (c) those portions of each payment of interest on a particular Mortgage Loan which represent (i) the Fixed Retained Yield, if any, (ii) the Servicing Fee and (iii) the Master Servicing Fee;

            (d) all amounts representing scheduled payments of principal and interest due after the Due Date occurring in the month in which such Distribution Date occurs;

            (e) all Unscheduled Principal Receipts received by the Servicers after the Applicable Unscheduled Principal Receipt Period relating to the Distribution Date for the applicable type of Unscheduled Principal Receipt, and all related payments of interest on such amounts;

            (f) all   repurchase  proceeds  with  respect  to  Mortgage  Loans
repurchased by the Seller pursuant to Section 2.02 or 2.03 on or following the Due Date in the month in which such Distribution Date occurs and the difference between the unpaid principal balance of such Mortgage Loan substituted for a defective Mortgage Loan during the month preceding the month in which such Distribution Date occurs and the unpaid principal balance of such defective Mortgage Loan;

            (g) that portion of Liquidation Proceeds and REO Proceeds which represents any unpaid Servicing Fee or Master Servicing Fee;

            (h) all income from Eligible Investments that is held in the Certificate Account for the account of the Master Servicer;

            (i) all   other  amounts   permitted  to  be  withdrawn  from  the
Certificate Account in respect of the Mortgage Loans, to the extent not covered by clauses (a) through (h) above, or not required to be deposited in the Certificate Account under this Agreement;

            (j) Net Foreclosure Profits;

            (k) Month End Interest; and

            (l) the amount of any Recoveries in respect of principal which had previously been allocated as a loss to one or more Classes of the Class A or Class B Certificates pursuant to Section 4.02 other than Recoveries covered by the last sentence of Section 4.02(d).

            Pool Scheduled  Principal Balance:  As to any Distribution Date, the
aggregate Scheduled Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

            Prepayment In Full: With respect to any Mortgage Loan, a Mortgagor payment consisting of a Principal Prepayment in the amount of the outstanding principal balance of such loan and resulting in the full satisfaction of such obligation.

            Prepayment Interest Shortfall: On any Distribution Date, the amount of interest, if any, that would have accrued on any Mortgage Loan which was the subject of a Prepayment in Full at the Net Mortgage Interest Rate for such Mortgage Loan from the date of its Prepayment in Full (but in the case of a Prepayment in Full where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period, only if the date of the Prepayment in Full is on or after the Determination Date in the month prior to the month of such Distribution Date and prior to the first day of the month of such Distribution
Date) through the last day of the month prior to the month of such Distribution Date.

            Principal Accretion Amount: With respect to any Class of Accrual Certificates and as to any Distribution Date prior to the applicable Accretion Termination Date, an amount with respect to such Class equal to the sum of the amounts calculated pursuant to clauses (i) and (ii) of the definition of Accrual Distribution Amount with respect to such Distribution Date.

            Principal  Adjustment:  In the  event  that the  Class  B-1  Optimal
Principal  Amount,  Class  B-2  Optimal  Principal  Amount,  Class  B-3  Optimal
Principal Amount, Class B-4 Optimal Principal Amount, Class B-5 Optimal Principal Amount or Class B-6 Optimal Principal Amount is calculated in accordance with the proviso in such definition with respect to any Distribution Date, the Principal Adjustment for such Class of Class B Certificates shall equal the difference between (i) the amount that would have been distributed to such Class as principal in accordance with Section 4.01(a)(i) for such Distribution Date, calculated without regard to such proviso and assuming there are no Principal Adjustments for such Distribution Date and (ii) the Adjusted Principal Balance for such Class.

            Principal Balance: As of the first Determination Date and as to any Class of Class A Certificates (other than the Class A-6 Certificates), the Original Principal Balance of such Class. As of any subsequent Determination Date prior to the Cross-Over Date and as to any Class of Class A Certificates (other than the Class A-6 and Class A-PO Certificates), the Original Principal Balance of such Class (increased in the case of a Class of Accrual Certificates by the Principal Accretion Amounts with respect to prior Distribution Dates for such Class of Accrual Certificates) less the sum of (a) all amounts previously distributed in respect of such Class on prior Distribution Dates (i) pursuant to Paragraph third clause (A) of Section 4.01(a), (ii) as a result of a Principal Adjustment and (iii), if applicable, from the Accrual Distribution Amounts for such prior Distribution Dates and (b) the Realized Losses allocated through such Determination Date to such Class pursuant to Section 4.02(b). After the Cross-Over Date, each such Principal Balance will also be reduced (a "Loss Reduction") on each Determination Date by an amount equal to the product of the Class A Loss Percentage of such Class and the excess, if any, of (i) the Class A Non-PO Principal Balance as of such Determination Date without regard to this sentence over (ii) the difference between (A) the Adjusted Pool Amount for the preceding Distribution Date and (B) the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date; provided, however, that the amount of any such Loss Reduction for the Class A-13 Certificates will be decreased by the Class A-14 Loss Allocation Amount. After the Cross-Over Date, the Principal Balance for the Class A-14 Certificates will additionally be reduced by the Class A-14 Loss Allocation Amount.

            The Class A-6 Certificates are interest-only Certificates and have no Principal Balance.

            As of any subsequent Determination Date prior to the Cross-Over Date and as to the Class A-PO Certificates, the Original Principal Balance of such Class less the sum of (a) all amounts previously distributed in respect of the Class A-PO Certificates on prior Distribution Dates pursuant to Paragraphs third clause (B) and fourth of Section 4.01(a)(i) and (b) the Realized Losses allocated through such Determination Date to the Class A-PO Certificates pursuant to Section 4.02(b). After the Cross-Over Date, such Principal Balance will also be reduced on each Determination Date by an amount equal to the difference, if any, between such Principal Balance as of such Determination Date without regard to this sentence and the Adjusted Pool Amount (PO Portion) for the preceding Distribution Date.

            As to the Class B Certificates, the Class B-1 Principal Balance, Class B-2 Principal Balance, Class B-3 Principal Balance, Class B-4 Principal Balance, Class B-5 Principal Balance and Class B-6 Principal Balance, respectively.

            Principal Prepayment: Any Mortgagor payment on a Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment.

            Prior Month Receipt Period: With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

            Prohibited Transaction Tax: Any tax imposed under Section 860F of the Code.

            Prudent Servicing Practices: The standard of care set forth in each Servicing Agreement.

            Rate Determination Date: As to any Distribution Date and any Class of LIBOR Certificates, the second LIBOR Business Day preceding the 25th day of the month preceding the month in which such Distribution Date occurs.

            Rating Agency: Any nationally recognized statistical credit rating agency, or its successor, that rated one or more Classes of the Certificates at the request of the Seller at the time of the initial issuance of the Certificates. The Rating Agencies for the Class A Certificates are DCR and Moody's. The Rating Agency for the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates is DCR. If any such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee and the Master Servicer. References herein to the highest short-term rating category of a Rating Agency shall mean D-1+ in the case of DCR, P-1+ in the case of Moody's and in the case of any other Rating Agency shall mean its equivalent of such ratings. References herein to the highest long-term rating categories of a Rating Agency shall mean AAA, and in the case of any other Rating Agency shall mean its equivalent of such rating without any plus or minus.

            Realized Losses: With respect to any Distribution Date, (i) Liquidated Loan Losses (including Special Hazard Losses and Fraud Losses) and
(ii) Bankruptcy Losses incurred in the month preceding the month of such Distribution Date.

            Record Date: The last Business Day of the month preceding the month of the related Distribution Date.

            Recovery: Any amount received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Loan.

            Reduction Amount:  As defined in Section 4.01(b).

            Reference Banks: Initially, the Reference Banks shall be Deutsche Bank International, Bank of America, FSB, Citibank, N.A., and The Fuji Bank, Limited. If any of these banks are not available, the Trustee shall select from one of the following banks a substitute Reference Bank: Marine Midland Bank, Westdeutsche Landesbank Girozentrale, The Chase Manhattan Bank or National Westminster Bank Plc. If any of these banks are not available, the Trustee shall in its discretion select another Reference Bank.

            Relevant Anniversary:  See "Bankruptcy Loss Amount."

            REMIC: A "real estate mortgage investment conduit" as defined in Code Section 860D.

            REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing are in effect (or with respect to proposed regulations, are proposed to be in effect) from time to time.

            Remittance Date:  As defined in each of the Servicing Agreements.

            REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Estate.

            REO Proceeds: Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

            Request for Release: A request for release in substantially the form attached as Exhibit G hereto.

            Responsible Officer: When used with respect to the Trustee, the Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            Rule 144A: Rule 144A promulgated under the Securities Act of 1933, as amended.

            Scheduled Certificates: The Class A-7, Class A-8, Class A-9 and Class A-10 Certificates.

            Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month preceding the month of such Distribution Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to (A) Unscheduled Principal Receipts received or applied by the applicable Servicer during the related Unscheduled Principal Receipt Period for each applicable type of Unscheduled Principal Receipt related to the Distribution Date occurring in the month preceding such Distribution Date, (B) Deficient Valuations incurred prior to such Due Date and (C) the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. Accordingly, the Scheduled Principal Balance of a Mortgage Loan which becomes a Liquidated Loan at any time through the last day of such related Unscheduled Principal Receipt Period shall be zero.

            Seller: Norwest Asset Securities Corporation, or its successor in interest.

            Senior Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (a) the Class A Non-PO Optimal Amount and (b) the Class A-PO Optimal Principal Amount.

            Servicer Mortgage Loan File: As defined in each of the Servicing Agreements.

            Servicers: Each of Norwest Mortgage, SunTrust Mortgage, Inc., Bank United, BankNorth Mortgage Company, National City Mortgage Company, GMAC Mortgage Corporation, Countrywide Home Loans, Inc., America First Credit Union and Charter Bank for Savings, FSB as a Servicer under the related Servicing Agreement.

            Servicing Agreements: Each of the Servicing Agreements executed with respect to a portion of the Mortgage Loans by one of the Servicers, which agreements are attached hereto, collectively, as Exhibit L.

            Servicing Fee: With respect to any Servicer, as defined in its Servicing Agreement.

            Servicing Fee Rate: With respect to a Mortgage Loan, as set forth in Section 11.25.

            Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans.

            Similar Law:  As defined in Section 5.02(c).

            Single Certificate: A Certificate of any Class that evidences the smallest permissible Denomination for such Class, as set forth in
Section 11.24.

            Special Hazard Loss: (i) A Liquidated Loan Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to a Servicing Agreement and (b) any loss caused by or resulting from:

            (1)   normal wear and tear;

            (2) infidelity, conversion or other dishonest act on the part of the Trustee, or the Servicer or any of their agents or employees; or

            (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

or (ii) any Liquidated Loan Loss suffered by the Trust Estate arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to the Servicing Agreement.

            Special Hazard Loss Amount: As of any Distribution Date, an amount equal to $4,728,124.94 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to the Class B Certificates in accordance with
Section 4.02(a) and (ii) the Special Hazard Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-Off Date, the Special Hazard Adjustment Amount shall be calculated and shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Special Hazard Adjustment Amount for such anniversary) exceeds the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary, (B) twice the outstanding principal balance of the Mortgage Loan in the Trust Estate which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary and (C) that which is necessary to maintain the original ratings on the Certificates as evidenced by letters to that effect delivered by Rating Agencies to the Master Servicer and the Trustee. On and after the Cross-Over Date, the Special Hazard Loss Amount shall be zero.

            Special Hazard Percentage: As of each anniversary of the Cut-Off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

            Startup Day:  As defined in Section 2.05.

            Subordinated   Percentage:   As  to  any  Distribution  Date,  the
percentage which is the difference between 100% and the Class A Percentage for such date.

            Subordinated  Prepayment Percentage:  As to any Distribution Date,
the  percentage  which  is  the  difference   between  100%  and  the  Class A
Prepayment Percentage for such date.

            Subsidy Loan: Any Mortgage Loan subject to a temporary interest subsidy agreement pursuant to which the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided by the employer of the Mortgagor. Each Subsidy Loan will be identified as such in the Mortgage Loan Schedule.

            Substitute Mortgage Loan:  As defined in Section 2.02.

            Substitution Principal Amount: With respect to any Mortgage Loan substituted in accordance with Section 2.02 or pursuant to Section 2.03, the excess of (x) the unpaid principal balance of the Mortgage Loan which is substituted for over (y) the unpaid principal balance of the Substitute Mortgage Loan, each balance being determined as of the date of substitution.

            Trustee: First Union National Bank, a national banking association with its principal office located in Charlotte, North Carolina, or any successor Trustee appointed as herein provided.

            Trust Estate: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans (other than any Fixed Retained Yield), such amounts as may be held from time to time in the Certificate Account (other than any Fixed Retained Yield), the rights of the Trustee, to receive the proceeds of all insurance policies and performance bonds, if any, required to be maintained hereunder or under the related Servicing Agreement and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            Uncertificated Lower-Tier Interest: Any of the Class A-L1 Interest, the Class A-L5 Interest, the Class A-L7 Interest, the Class A-L8 Interest, the Class A-L12 Interest, the Class A-L14 Interest, the Class A-LPO Interest, the
Class A-LUR Interest, the Class B-LI Interest, the Class B-L2 Interest, the Class B-L3 Interest, the Class B-L4 Interest, the Class B-L5 Interest and the Class B-L6 Interest.

            Unpaid Interest Shortfalls: Each of the Class A Unpaid Interest Shortfalls, the Class B-1 Unpaid Interest Shortfall, the Class B-2 Unpaid Interest Shortfall, the Class B-3 Unpaid Interest Shortfall, the Class B-4 Unpaid Interest Shortfall, the Class B-5 Unpaid Interest Shortfall and the Class B-6 Unpaid Interest Shortfall.

            Unscheduled Principal Receipt: Any Principal Prepayment or other recovery of principal on a Mortgage Loan, including, without limitation,
Liquidation Proceeds, Net REO Proceeds and proceeds received from any condemnation award or proceeds in lieu of condemnation other than that portion of such proceeds released to the Mortgagor in accordance with the terms of the Mortgage or Prudent Servicing Practices, but excluding any Net Foreclosure Profits and proceeds of a repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amounts. Except as set forth in the last sentence of
Section 4.02(d), a Recovery shall not be treated as an Unscheduled Principal Receipt.

            Unscheduled Principal Receipt Period: Either a Mid-Month Receipt Period or a Prior Month Receipt Period.

            Upper-Tier Certificate: Any one of the Class A Certificates (other than the Class A-LR Certificate) and the Class B Certificates.

            Upper-Tier Certificate Account: The trust account established and maintained pursuant to Section 4.01(e).

            Upper-Tier REMIC: One of the two separate REMICs comprising the Trust Estate, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be held in the Upper-Tier Certificate Account.

            U.S. Person:  As defined in Section 4.01(g).

            Voting Interest: With respect to any provisions hereof providing for the action, consent or approval of the Holders of all Certificates evidencing specified Voting Interests in the Trust Estate, the Class A-6 Certificates will be entitled to 1% of the aggregate Voting Interest represented by all Certificates and each remaining Class of Certificates will be entitled to a pro rata portion of the remaining Voting Interest equal to the ratio obtained by dividing the Principal Balance Each Certificateholder of a Class will have a Voting Interest equal to the product of the Voting Interest to which such Class is collectively entitled and the Percentage Interest in such Class represented by such Holder's Certificates. With respect to any provisions hereof providing for action, consent or approval of each Class of Certificates or specified Classes of Certificates, each Certificateholder of a Class will have a Voting Interest in such Class equal to such Holder's Percentage Interest in such Class.

            Weighted Average Net Mortgage Interest Rate: As to any Distribution Date, a rate per annum equal to the average, expressed as a percentage of the Net Mortgage Interest Rates of all Mortgage Loans that were Outstanding Mortgage Loans as of the Due Date in the month preceding the month of such Distribution Date, weighted on the basis of the respective Scheduled Principal Balances of such Mortgage Loans.

            SECTION 1.02      ACTS OF HOLDERS.

            (a) Any  request,  demand,   authorization,   direction,   notice,
consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, if made in the manner provided in this
Section 1.02. The Trustee shall promptly notify the Master Servicer in writing of the receipt of any such instrument or writing.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The   ownership   of   Certificates   (whether   or  not  such
Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee and the Authenticating Agent) shall be proved by the Certificate Register, and neither the Trustee, the Seller nor the Master Servicer shall be affected by any notice to the contrary.

            (d) Any  request,  demand,   authorization,   direction,   notice,
consent, waiver or other action of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Seller or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

            SECTION 1.03      EFFECT OF HEADINGS AND TABLE OF CONTENTS.

            The Article and Section headings in this Agreement and the Table of Contents are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

            SECTION 1.04      BENEFITS OF AGREEMENT.

            Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

            SECTION 2.01      CONVEYANCE OF MORTGAGE LOANS.

            The Seller, concurrently with the execution and delivery hereof, does hereby assign to the Trustee, without recourse all the right, title and interest of the Seller in and to (a) the Trust Estate, including all interest (other than the portion, if any, representing the Fixed Retained Yield) and principal received by the Seller on or with respect to the Mortgage Loans after the Cut-Off Date (and including scheduled payments of principal and interest due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date and Unscheduled Principal Receipts received or applied on the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), (b) the Insurance Policies, (c) the obligations of the Servicers under the Servicing Agreements with respect to the Mortgage Loans and
(d) proceeds of all the foregoing.

            In connection with such assignment, the Seller shall, with respect to each Mortgage Loan, deliver, or cause to be delivered, to the Trustee, as initial Custodian, on or before the Closing Date, an Owner Mortgage Loan File. If any Mortgage or an assignment of a Mortgage to the Trustee or any prior assignment is in the process of being recorded on the Closing Date, the Seller shall deliver a copy thereof, certified by Norwest Mortgage or the applicable Norwest Mortgage Correspondent to be a true and complete copy of the document sent for recording, and the Seller shall use its best efforts to cause each such original recorded document or certified copy thereof to be delivered to the Trustee promptly following its recordation, but in no event later than one (1) year following the Closing Date. The Seller shall also cause to be delivered to the Trustee any other original mortgage loan document to be included in the Owner Mortgage Loan File if a copy thereof has been delivered. The Seller shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate by reason of the failure of the Seller to cause to be delivered to the Trustee within one (1) year following the Closing Date any original Mortgage or assignment of a Mortgage not delivered to the Trustee on the Closing Date.

            In lieu of recording an assignment of any Mortgage the Seller may, to the extent set forth in the applicable Servicing Agreement, deliver or cause to be delivered to the Trustee the assignment of the Mortgage Loan from the Seller to the Trustee in a form suitable for recordation, together with an Opinion of Counsel to the effect that recording is not required to protect the Trustee's right, title and interest in and to the related Mortgage Loan or, in case a court should recharacterize the sale of the Mortgage Loans as a financing, to perfect a first priority security interest in favor of the Trustee in the related Mortgage Loan. In the event that the Master Servicer receives notice that recording is required to protect the right, title and interest of the Trustee in and to any such Mortgage Loan for which recordation of an assignment has not previously been required, the Master Servicer shall promptly notify the Trustee and the Trustee shall within five Business Days (or such other reasonable period of time mutually agreed upon by the Master Servicer and the Trustee) of its receipt of such notice deliver each previously unrecorded assignment to the related Servicer for recordation.

            SECTION 2.02      ACCEPTANCE BY TRUSTEE.

            The Trustee, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents required to be delivered on the Closing Date pursuant to Section 2.01 above and declares that it holds and will hold such documents and the other documents constituting a part of the Owner Mortgage Loan Files delivered to it in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of Certificateholders, to review each Owner Mortgage Loan File within 45 days after execution of this Agreement in order to ascertain that all required documents set forth in Section 2.01 have been executed and received and appear regular on their face, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule, and in so doing the Trustee may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If within such 45 day period the Trustee finds any document constituting a part of an Owner Mortgage Loan File not to have been executed or received or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule or not to appear regular on its face, the Trustee shall promptly (and in no event more than 30 days after the discovery of such defect) notify the Seller, which shall have a period of 60 days after the date of such notice within which to correct or cure any such defect. The Seller hereby covenants and agrees that, if any material defect is not so corrected or cured, the Seller will, not later than 60 days after the Trustee's notice to it referred to above respecting such defect, either (i) repurchase the related Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (a) 100% of the unpaid principal balance of such Mortgage Loan plus (b) accrued interest at the Mortgage Interest Rate, less any Fixed Retained Yield, through the last day of the month in which such repurchase takes place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for any Mortgage Loan to which such material defect relates, a new mortgage loan (a "Substitute Mortgage Loan") having such characteristics so that the representations and warranties of the Seller set forth in Section 2.03(b) hereof (other than Section 2.03(b)(i)) would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. In no event shall any Substitute Mortgage Loan have an unpaid principal balance, as of the date of substitution, greater than the Scheduled Principal Balance (reduced by the scheduled payment of principal due on the Due Date in the month of substitution) of the Mortgage Loan for which it is substituted. In addition, such Substitute Mortgage Loan shall have a Loan-to-Value Ratio less than or equal to and a Mortgage Interest Rate equal to that of the Mortgage Loan for which it is substituted.

            In the case of a repurchased Mortgage Loan or property, the purchase price shall be deposited by the Seller in the Certificate Account maintained by the Master Servicer pursuant to Section 3.01. In the case of a Substitute Mortgage Loan, the Owner Mortgage Loan File relating thereto shall be delivered to the Trustee and the Substitution Principal Amount, together with (i) interest on such Substitution Principal Amount at the applicable Net Mortgage Interest Rate to the following Due Date of such Mortgage Loan which is being substituted for and (ii) an amount equal to the aggregate amount of unreimbursed Periodic Advances in respect of interest previously made by the Servicer, the Master Servicer or the Trustee with respect to such Mortgage Loan, shall be deposited in the Certificate Account. The Monthly Payment on the Substitute Mortgage Loan for the Due Date in the month of substitution shall not be part of the Trust Estate. Upon receipt by the Trustee of written notification of any such deposit signed by an officer of the Seller, or the new Owner Mortgage Loan File, as the case may be, the Trustee shall release to the Seller the related Owner Mortgage Loan File and shall execute and deliver such instrument of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller legal and beneficial ownership of such substituted or repurchased Mortgage Loan or property. It is understood and agreed that the obligation of the Seller to substitute a new Mortgage Loan for or repurchase any Mortgage Loan or property as to which such a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders or the Trustee on behalf of the Certificateholders. The failure of the Trustee to give any notice contemplated herein within forty-five
(45) days after the execution of this Agreement shall not affect or relieve the Seller's obligation to repurchase any Mortgage Loan pursuant to this Section 2.02.

            The Trustee may, concurrently with the execution and delivery hereof or at any time thereafter, enter into a Custodial Agreement substantially in the form of Exhibit E hereto pursuant to which the Trustee appoints a Custodian to hold the Mortgage Notes, the Mortgages, the assignments and other documents related to the Mortgage Loans received by the Trustee, in trust for the benefit of all present and future Certificateholders, which may provide, among other things, that the Custodian shall conduct the review of such documents required under the first paragraph of this Section 2.02.

            SECTION 2.03 REPRESENTATIONS AND WARRANTIES OF THE MASTER SERVICER AND THE SELLER.

            (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement:

               (i) The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the United States;

               (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's corporate charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

               (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Seller, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

               (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would affect its performance hereunder; and

               (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

            It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Owner Mortgage Loan Files to the Trustee or the Custodian.

            (b) The Seller hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

               (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

               (ii) Immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

               (iii) The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing corporation, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee or to the Custodian with, any Mortgage establishes in the Seller a valid and subsisting first lien on the property described therein and the Seller has full right to sell and assign the same to the Trustee;

               (iv) Neither the Seller nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument of release, cancellation, modification or satisfaction, except in each case as is reflected in an agreement delivered to the Trustee or the Custodian pursuant to Section 2.01;

               (v) All taxes, governmental assessments, insurance premiums, and water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established, to the extent permitted by law, in an amount sufficient to pay for every such item which remains unpaid; and the Seller has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly (except pursuant to any Subsidy Loan arrangement) for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

               (vi) The Mortgaged Property is undamaged by water, fire, earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representations), so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and to the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

               (vii) The Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trustee by the Seller;

               (viii) Except for Mortgage Loans secured by Co-op Shares and Mortgage Loans secured by residential long-term leases, the Mortgaged Property consists of a fee simple estate in real property; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property (unless insured against under the related title insurance policy); and to the best of the Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

               (ix) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

               (x)To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

               (xi) All payments required to be made up to the Due Date immediately preceding the Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made and no Mortgage Loan had more than one delinquency in the 12 months preceding the Cut-Off Date;

               (xii) The Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

               (xiii) Any and all requirements of any federal, state or local law with respect to the origination of the Mortgage Loans including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loans have been complied with;

               (xiv) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with (except for escrow funds for exterior items which could not be completed due to weather and escrow funds for the completion of swimming pools); and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

               (xv) The Mortgage  Loan  (except any  Mortgage  Loan secured by a
      Mortgaged Property located in any jurisdiction, as to which an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance is instead received) is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan, (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Seller is the sole insured of such mortgagee title insurance policy, the assignment to the Trustee of the Seller's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee, no claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

               (xvi) The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to FNMA or FHLMC against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the Mortgaged Property and (C) the maximum amount of insurance which was available under the National Flood Insurance Act of 1968, as amended; and each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense;

               (xvii) To the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; the Seller has not waived any default, breach, violation or event of acceleration; and no foreclosure action is currently threatened or has been commenced with respect to the Mortgage Loan;

               (xviii) No Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

               (xix)  Each  Mortgage  Note  is  payable  in  monthly   payments,
      resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

               (xx) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

               (xxi) To the best of the Seller's knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

               (xxii) Each Mortgaged Property is located in the United States and consists of a one- to four-unit residential property, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements;

               (xxiii) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

               (xxiv) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence;

               (xxv) In the event that the Mortgagor is an inter vivos "living" trust, (i) such trust is in compliance with FNMA or FHLMC standards for inter vivos trusts and (ii) holding title to the Mortgaged Property in such trust will not diminish any rights as a creditor including the right to full title to the Mortgaged Property in the event foreclosure proceedings are initiated; and

               (xxvi) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

            Notwithstanding the foregoing, no representations or warranties are made by the Seller as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, person or entity otherwise affiliated with the Seller authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Seller with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Owner Mortgage Loan Files to the Trustee and shall inure to the benefit of the Trustee notwithstanding any restrictive or qualified endorsement or assignment.

            (c) Upon discovery by either the Seller, the Master Servicer, the Trustee or the Custodian that any of the representations and warranties made in subsection (b) above is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 60 days of the earlier of its discovery or its receipt of notice of any such breach, the Seller shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (A) 100% of the unpaid principal balance of such Mortgage Loan plus (B) accrued interest at the Net Mortgage Interest Rate for such Mortgage Loan through the last day of the month in which such repurchase took place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for such Mortgage Loan in the manner described in Section 2.02. The purchase price of any repurchase described in this paragraph and the Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in Section 2.02, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Seller to repurchase or substitute for any Mortgage Loan or property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust Estate hereunder.

            SECTION 2.04      EXECUTION AND DELIVERY OF CERTIFICATES.

            The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Owner Mortgage Loan Files to it, and, concurrently with such delivery, (i) acknowledges the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and Certificateholders and (ii) has executed and delivered to or upon the order of the Seller, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests together with all other assets included in the definition of "Trust Estate", receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.

            SECTION 2.05 DESIGNATION OF CERTIFICATES; DESIGNATION OF STARTUP DAY AND LATEST POSSIBLE MATURITY DATE.

            The Seller hereby designates the Classes of Class A Certificates (other than the Class A-R and Class A-LR Certificates) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Seller hereby further designates the Class A-L1 Interest, Class A-L5 Interest, Class A-L7 Interest, Class A-L8 Interest, Class A-L12 Interest, Class A-L14 Interest, Class A-LPO Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest as classes of "regular interests" and the Class A-LR Certificate as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Closing Date is hereby designated as the "Startup Day" of each of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Code Section 860G(a)(9). The "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and Lower-Tier REMIC is June 25, 2029 for purposes of Code Section 860G(a)(1).

                                   ARTICLE III

                ADMINISTRATION OF THE TRUST ESTATE: SERVICING
                              OF THE MORTGAGE LOANS

            SECTION 3.01      CERTIFICATE ACCOUNT.

            (a) The Master Servicer shall establish and maintain a Certificate Account for the deposit of funds received by the Master Servicer with respect to the Mortgage Loans serviced by each Servicer pursuant to each of the Servicing Agreements. Such account shall be maintained as an Eligible Account. The Master Servicer shall give notice to each Servicer and the Seller of the location of the Certificate Account and of any change in the location thereof.

            (b) The Master Servicer shall deposit into the Certificate Account on the day of receipt thereof all amounts received by it from any Servicer pursuant to any of the Servicing Agreements, and shall, in addition, deposit into the Certificate Account the following amounts, in the case of amounts specified in clause (i), not later than the Distribution Date on which such amounts are required to be distributed to Certificateholders and, in the case of the amounts specified in clause (ii), not later than the Business Day next following the day of receipt and posting by the Master Servicer:

               (i) Periodic Advances pursuant to Section 3.03(a) made by the Master Servicer or the Trustee, if any and any amounts deemed received by the Master Servicer pursuant to Section 3.01(d); and

               (ii) in the case of any Mortgage Loan that is repurchased by the Seller pursuant to Section 2.02 or 2.03 or that is auctioned by the Master Servicer pursuant to Section 3.08 or purchased by the Master Servicer pursuant to Section 3.08 or 9.01, the purchase price therefor or, where applicable, any Substitution Principal Amount and any amounts received in respect of the interest portion of unreimbursed Periodic Advances.

            (c) The Master Servicer shall cause the funds in the Certificate Account to be invested in Eligible Investments. No such Eligible Investments will be sold or disposed of at a gain prior to maturity unless the Master Servicer has received an Opinion of Counsel or other evidence satisfactory to it that such sale or disposition will not cause the Trust Estate to be subject to Prohibited Transactions Tax, otherwise subject the Trust Estate to tax, or cause either of the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC while any Certificates are outstanding. Any amounts deposited in the Certificate Account prior to the Distribution Date shall be invested for the account of the Master Servicer and any investment income thereon shall be additional compensation to the Master Servicer for services rendered under this Agreement. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized.

            (d) For purposes of this Agreement, the Master Servicer will be deemed to have received from a Servicer on the applicable Remittance Date for such funds all amounts deposited by such Servicer into the Custodial Account for P&I maintained in accordance with the applicable Servicing Agreement, if such Custodial Account for P&I is not an Eligible Account as defined in this Agreement, to the extent such amounts are not actually received by the Master Servicer on such Remittance Date as a result of the bankruptcy, insolvency, receivership or other financial distress of the depository institution in which such Custodial Account for P&I is being held. To the extent that amounts so deemed to have been received by the Master Servicer are subsequently remitted to the Master Servicer, the Master Servicer shall be entitled to retain such amounts.

            SECTION 3.02      PERMITTED  WITHDRAWALS  FROM  THE  CERTIFICATE
ACCOUNT.

            (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for the following purposes (limited, in the case of Servicer reimbursements, to cases where funds in the respective Custodial P&I Account are not sufficient therefor):

               (i) to reimburse the Master Servicer, the Trustee or any Servicer for Periodic Advances made by the Master Servicer or the Trustee pursuant to Section 3.03(a) or any Servicer pursuant to any Servicing Agreement with respect to previous Distribution Dates, such right to reimbursement pursuant to this subclause (i) being limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds, REO Proceeds and proceeds from the purchase, sale, repurchase or substitution of Mortgage Loans pursuant to Sections 2.02, 2.03, 3.08 or 9.01) respecting which any such Periodic Advance was made;

               (ii) to reimburse any Servicer, the Master Servicer or the Trustee for any Periodic Advances determined in good faith to have become Nonrecoverable Advances provided, however, that any portion of
      Nonrecoverable Advances representing Fixed Retained Yield shall be reimbursable only from amounts constituting Fixed Retained Yield and not from the assets of the Trust Estate;

               (iii) to reimburse the Master Servicer or any Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by the Master Servicer or any Servicer pursuant hereto or to any Servicing Agreement, respectively, in good faith in connection with the restoration of damaged property or for foreclosure expenses;

               (iv) from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular
      Mortgage Loan, to pay the Master Servicing Fee with respect to such Mortgage Loan to the Master Servicer;

               (v) to reimburse the Master Servicer, any Servicer or the Trustee (or, in certain cases, the Seller) for expenses incurred by it (including taxes paid on behalf of the Trust Estate) and recoverable by or reimbursable to it pursuant to Section 3.03(c), 3.03(d) or 6.03 or the second sentence of Section 8.14(a) or pursuant to such Servicer's Servicing Agreement, provided such expenses are "unanticipated" within the meaning of the REMIC Provisions;

               (vi) to pay to the Seller or other purchaser with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.02 or 2.03 or auctioned pursuant to Section 3.08 or to pay to the Master Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 3.08 or 9.01, all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Scheduled Principal Balance was determined;

               (vii) to remit funds to the Paying Agent in the amounts and in the manner provided for herein;

               (viii) to pay to the Master Servicer any interest earned on or investment income with respect to funds in the Certificate Account;

               (ix) to pay to the Master Servicer or any Servicer out of Liquidation Proceeds allocable to interest the amount of any unpaid Master Servicing Fee or Servicing Fee (as adjusted pursuant to the related Servicing Agreement) and any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan;

               (x) to withdraw  from  the   Certificate   Account  any  amount
      deposited in the Certificate Account that was not required to be deposited therein;

               (xi)     to  clear  and  terminate  the   Certificate   Account
      pursuant to Section 9.01; and

               (xii) to pay to Norwest Mortgage from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, the Fixed Retained Yield, if any, with respect to such Mortgage Loan; provided, however, that with respect to any payment of interest received by the Master Servicer in respect of a Mortgage Loan (whether paid by the Mortgagor or received as Liquidation Proceeds, Insurance Proceeds or otherwise) which is less than the full amount of interest then due with respect to such Mortgage Loan, only that portion of such payment of interest that bears the same relationship to the total amount of such payment of interest as the Fixed Retained Yield Rate, if any, in respect of such Mortgage Loan bears to the Mortgage Interest Rate shall be allocated to the Fixed Retained Yield with respect thereto.

            (b) The   Master   Servicer  shall  keep  and  maintain   separate
accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any payment to and withdrawal from the Certificate Account.

            SECTION 3.03      ADVANCES BY MASTER SERVICER AND TRUSTEE.

            (a) In the event an Other Servicer fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the related Other Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Master Servicer shall make Periodic Advances to the extent provided hereby. In addition, if under the terms of an Other Servicing Agreement, the applicable Servicer is not required to make Periodic Advances on a Mortgage Loan or REO Mortgage Loan through the liquidation of such Mortgage Loan or REO Mortgage Loan, the Master Servicer to the extent provided hereby shall make the Periodic Advances thereon during the period the Servicer is not obligated to do so. In the event Norwest Mortgage fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the Norwest Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Trustee shall, to the extent required by Section 8.15, make such Periodic Advance to the extent provided hereby, provided that the Trustee has previously received the certificate of the Master Servicer described in the following sentence. The Master Servicer shall certify to the Trustee with respect to any such Distribution Date (i) the amount of Periodic Advances required of Norwest Mortgage or such Other Servicer, as the case may be, (ii) the amount actually advanced by Norwest Mortgage or such Other Servicer, (iii) the amount that the Trustee or Master Servicer is required to advance hereunder, including any amount the Master Servicer is required to advance pursuant to the second sentence of this Section 3.03(a) and (iv) whether the Master Servicer has determined that it reasonably believes that such Periodic Advance is a Nonrecoverable Advance. Amounts advanced by the Trustee or Master Servicer shall be deposited in the Certificate Account on the related Distribution Date. Notwithstanding the foregoing, neither the Master Servicer nor the Trustee will be obligated to make a Periodic Advance that it reasonably believes to be a Nonrecoverable Advance. The Trustee may conclusively rely for any determination to be made by it hereunder upon the determination of the Master Servicer as set forth in its certificate.

            (b) To the extent an Other Servicer fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the related Other Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of the Servicer, advance such funds and take such steps as are necessary to pay such taxes or insurance premiums. To the extent Norwest Mortgage fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the Norwest Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of Norwest Mortgage, certify to the Trustee that such failure has occurred. Upon receipt of such certification, the Trustee shall advance such funds and take such steps as are necessary to pay such taxes or insurance premiums.

            (c) The Master Servicer and the Trustee shall each be entitled to be reimbursed from the Certificate Account for any Periodic Advance made by it under Section 3.03(a) to the extent described in Section 3.02(a)(i) and (a)(ii). The Master Servicer and the Trustee shall be entitled to be reimbursed pursuant to Section 3.02(a)(v) for any advance by it pursuant to Section 3.03(b). The Master Servicer shall diligently pursue restoration of such amount to the Certificate Account from the related Servicer. The Master Servicer shall, to the extent it has not already done so, upon the request of the Trustee, withdraw from the Certificate Account and remit to the Trustee any amounts to which the Trustee is entitled as reimbursement pursuant to Section 3.02 (a)(i), (ii) and
(v).

            (d) Except as provided in Section 3.03(a) and (b), neither the Master Servicer nor the Trustee shall be required to pay or advance any amount which any Servicer was required, but failed, to deposit in the Certificate Account.

            SECTION 3.04 TRUSTEE TO COOPERATE; RELEASE OF OWNER MORTGAGE LOAN FILES.

            Upon the receipt by the Master Servicer of a Request for Release in connection with the deposit by a Servicer into the Certificate Account of the proceeds from a Liquidated Loan or of a Prepayment in Full, the Master Servicer shall confirm to the Trustee that all amounts required to be remitted to the Certificate Account in connection with such Mortgage Loan have been so deposited, and shall deliver such Request for Release to the Trustee. The Trustee shall, within five Business Days of its receipt of such a Request for Release, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

            From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including but not limited to, collection under any insurance policies, or to effect a partial release of any Mortgaged Property from the lien of the Mortgage, the Servicer of such Mortgage Loan shall deliver to the Master Servicer a Request for Release. Upon the Master Servicer's receipt of any such Request for Release, the Master Servicer shall promptly forward such request to the Trustee and the Trustee shall, within five Business Days, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer. Any such Request for Release shall obligate the Master Servicer or such Servicer, as the case may be, to return each and every document previously requested from the Owner Mortgage Loan File to the Trustee by the twenty-first day following the release thereof, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or (ii) the Owner Mortgage Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trustee a certificate of the Master Servicer or such Servicer certifying as to the name and address of the Person to which such Owner Mortgage Loan File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of an Officer's Certificate of the Master Servicer or such Servicer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Certificate Account have been so deposited, or that such Mortgage Loan has become an REO Mortgage Loan, the Request for Release shall be released by the Trustee to the Master Servicer or such Servicer, as appropriate.

            Upon written certification of the Master Servicer or the Servicer of a Mortgage Loan, the Trustee shall execute and deliver to the Master Servicer or such Servicer, as directed by the Master Servicer, court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure proceeding or trustee's sale.

            SECTION 3.05      REPORTS  TO  THE  TRUSTEE;  ANNUAL  COMPLIANCE
STATEMENTS.

            (a) Not later than 15 days after each Distribution Date, the Master Servicer shall deliver to the Trustee a statement setting forth the status of the Certificate Account as of the close of business on such Distribution Date stating that all distributions required to be made by the Master Servicer under this Agreement have been made (or, if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from such account for each category of deposit and withdrawal specified in Sections 3.01 and 3.02. Such statement may be in the form of the then current FNMA monthly accounting report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate unpaid principal balance of all of the Mortgage Loans as of the close of business as of the last day of the calendar month immediately preceding such Distribution Date. Copies of such statement shall be provided by the Trustee to any Certificateholder upon written request, provided such statement is delivered, or caused to be delivered, by the Master Servicer to the Trustee.

            (b) The Master Servicer shall deliver to the Trustee on or before May 30 of each year, a certificate signed by an officer of the Master Servicer, certifying that (i) such officer has reviewed the activities of the Master Servicer during the preceding calendar year or portion thereof and its performance under this agreement and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof, and, (iii)
(A) the Master Servicer has received from each Servicer any financial statements, officer's certificates, accountant's statements or other information required to be provided to the Master Servicer pursuant to the related Servicing Agreement and (B) to the best of such officer's knowledge, based on a review of the information provided to the Master Servicer by each Servicer as described in
(iii)(A) above, each Servicer has performed and fulfilled its duties, responsibilities and obligations under the related Servicing Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof. Copies of such officers' certificate shall be provided by the Trustee to any Certificateholder upon written request provided such certificate is delivered, or caused to be delivered, by the Master Servicer to the Trustee.

            SECTION 3.06 TITLE, MANAGEMENT AND DISPOSITION OF ANY REO MORTGAGE LOAN.

            The Master Servicer shall ensure that each REO Mortgage Loan is administered by the related Servicer at all times so that it qualifies as "foreclosure property" under the REMIC Provisions and that it does not earn any "net income from foreclosure property" which is subject to tax under the REMIC Provisions. In the event that a Servicer is unable to dispose of any REO Mortgage Loan within the period mandated by each of the Servicing Agreements, the Master Servicer shall monitor such Servicer to verify that such REO Mortgage Loan is auctioned to the highest bidder within the period so specified. In the event of any such sale of REO Mortgage Loan, the Trustee shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such sale or auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the REO Mortgage Loan and the Trustee shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trustee, the Master Servicer nor any Servicer, acting on behalf of the Trust Estate, shall provide financing from the Trust Estate to any purchaser of an REO Mortgage Loan.

            SECTION 3.07      AMENDMENTS    TO    SERVICING    AGREEMENTS,
MODIFICATION OF STANDARD PROVISIONS.

            (a) Subject to the prior written consent of the Trustee pursuant to Section 3.07(b), the Master Servicer from time to time may, to the extent permitted by the applicable Servicing Agreement, make such modifications and amendments to such Servicing Agreement as the Master Servicer deems necessary or appropriate to confirm or carry out more fully the intent and purpose of such Servicing Agreement and the duties, responsibilities and obligations to be performed by the Servicer thereunder. Such modifications may only be made if they are consistent with the REMIC Provisions, as evidenced by an Opinion of Counsel. Prior to the issuance of any modification or amendment, the Master Servicer shall deliver to the Trustee such Opinion of Counsel and an Officer's Certificate setting forth (i) the provision that is to be modified or amended,
(ii) the modification or amendment that the Master Servicer desires to issue and
(iii) the reason or reasons for such proposed amendment or modification.

            (b) The Trustee shall consent to any amendment or supplement to a Servicing Agreement proposed by the Master Servicer pursuant to Section 3.07(a), which consent and amendment shall not require the consent of any
Certificateholder if it is (i) for the purpose of curing any mistake or ambiguity or to further effect or protect the rights of the Certificateholders or (ii) for any other purpose, provided such amendment or supplement for such other purpose cannot reasonably be expected to adversely affect Certificateholders. The lack of reasonable expectation of an adverse effect on Certificateholders may be established through the delivery to the Trustee of (i) an Opinion of Counsel to such effect or (ii) written notification from each Rating Agency to the effect that such amendment or supplement will not result in reduction of the current rating assigned by that Rating Agency to the Certificates. Notwithstanding the two immediately preceding sentences, the Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

            (c) (i) Notwithstanding anything to the contrary in this Section 3.07, the Master Servicer from time to time may, without the consent of any Certificateholder, or the Trustee, enter into an amendment (A) to an Other Servicing Agreement for the purpose of (i) eliminating or reducing Month End Interest and (ii) providing for the remittance of Full Unscheduled Principal Receipts by the applicable Servicer to the Master Servicer not later than the 24th day of each month (or if such day is not a Business Day, on the previous Business Day) or (B) to the Norwest Servicing Agreement for the purpose of changing the applicable Remittance Date to the 18th day of each month (or if such day is not a Business Day, on the previous Business Day).

               (ii) The Master Servicer may direct Norwest Mortgage to enter into an amendment to the Norwest Servicing Agreement for the purposes described in Sections 3.07(c)(i)(B) and 10.01(b)(iii).

            SECTION 3.08      OVERSIGHT OF SERVICING.

            The Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans by each Servicer and the performance by each Servicer of all services, duties, responsibilities and obligations that are to be observed or performed by the Servicer under its respective Servicing Agreement. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices and with the Trustee's and the Certificateholders' reliance on the Master Servicer, and in a manner consistent with the terms and provisions of any insurance policy required to be maintained by the Master Servicer or any Servicer pursuant to this Agreement or any Servicing Agreement. The Master Servicer acknowledges that prior to taking certain actions required to service the Mortgage Loans, each Servicing Agreement provides that the Servicer thereunder must notify, consult with, obtain the consent of or otherwise follow the instructions of the Master Servicer. The Master Servicer is also given authority to waive compliance by a Servicer with certain provisions of its Servicing Agreement. In each such instance, the Master Servicer shall promptly instruct such Servicer or otherwise respond to such Servicer's request. In no event will the Master Servicer instruct such Servicer to take any action, give any consent to action by such Servicer or waive compliance by such Servicer with any provision of such Servicer's Servicing Agreement if any resulting action or failure to act would be inconsistent with the requirements of the Rating Agencies that rated the Certificates or would otherwise have an adverse effect on the Certificateholders. Any such action or failure to act shall be deemed to have an adverse effect on the Certificateholders if such action or failure to act either results in (i) the downgrading of the rating assigned by any Rating Agency to the Certificates, (ii) the loss by the Upper-Tier REMIC or the Lower-Tier REMIC of REMIC status for federal income tax purposes or (iii) the imposition of any Prohibited Transaction Tax or any federal taxes on either the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate. The Master Servicer shall have full power and authority in its sole discretion to take any action with respect to the Trust Estate as may be necessary or advisable to avoid the circumstances specified including clause (ii) or (iii) of the preceding sentence.

            For the purposes of determining whether any modification of a Mortgage Loan shall be permitted by the Trustee or the Master Servicer, such modification shall be construed as a substitution of the modified Mortgage Loan for the Mortgage Loan originally deposited in the Trust Estate if it would be a "significant modification" within the meaning of Section 1.860G-2(b) of the regulations of the U.S. Department of the Treasury. No modification shall be approved unless (i) the modified Mortgage Loan would qualify as a Substitute Mortgage Loan under Section 2.02 and (ii) with respect to any modification that occurs more than three months after the Closing Date and is not the result of a default or a reasonably foreseeable default under the Mortgage Loan, there is delivered to the Trustee an Opinion of Counsel (at the expense of the party seeking to modify the Mortgage Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes as described in the preceding sentence.

            During the term of this Agreement, the Master Servicer shall consult fully with each Servicer as may be necessary from time to time to perform and carry out the Master Servicer's obligations hereunder and otherwise exercise reasonable efforts to encourage such Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Servicing Agreement.

            The relationship of the Master Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            The Master Servicer shall administer the Trust Estate on behalf of the Trustee and shall have full power and authority, acting alone or (subject to Section 6.06) through one or more subcontractors, to do any and all things in connection with such administration which it may deem necessary or desirable. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trustee shall furnish the Master Servicer or its subcontractors with any powers of attorney and such other documents as may be necessary or appropriate to enable the Master Servicer to carry out its administrative duties hereunder.

            The Seller shall be entitled to repurchase at its option (i) any defaulted Mortgage Loan or any Mortgage Loan as to which default is reasonably foreseeable from the Trust Estate if, in the Seller's judgment, the default is not likely to be cured by the Mortgagor or (ii) any Mortgage Loan in the Trust Estate which, pursuant to paragraph 5(b) of the Mortgage Loan Purchase Agreement, Norwest Mortgage requests the Seller to repurchase and to sell to Norwest Mortgage to facilitate the exercise of Norwest Mortgage's rights against the originator or a prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate for such Mortgage Loan, through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Master Servicer shall provide to the Trustee the certification required by Section 3.04 and the Trustee and the Custodian, if any, shall promptly release to the Seller the Owner Mortgage Loan File relating to the Mortgage Loan being repurchased.

            In the event that (i) the Master Servicer determines at any time that, notwithstanding the representations and warranties set forth in Section 2.03(b), any Mortgage Loan is not a "qualified mortgage" within the meaning of
Section 860G of the Code and (ii) the Master Servicer is unable to enforce the obligation of the Seller to purchase such Mortgage Loan pursuant to Section 2.02 within two months of such determination, the Master Servicer shall cause such Mortgage Loan to be auctioned to the highest bidder and sold out of the Trust Estate no later than the date 90 days after such determination. In the event of any such sale of a Mortgage Loan, the Trustee shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the Mortgage Loan and the Trustee shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trustee, the Master Servicer nor any Servicer, acting on behalf of the Trustee, shall provide financing from the Trust Estate to any purchaser of a Mortgage Loan.

            The Master Servicer, on behalf of the Trustee, shall, pursuant to the Servicing Agreements, object to the foreclosure upon, or other related conversion of the ownership of, any Mortgaged Property by the related Servicer if (i) the Master Servicer believes such Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances or (ii) such Servicer does not agree to administer such Mortgaged Property, once the related Mortgage Loan becomes an REO Mortgage Loan, in a manner which would not result in a federal tax being imposed upon the Trust Estate or the Upper-Tier REMIC or Lower-Tier REMIC.

            The Master Servicer may enter into a special servicing agreement with an unaffiliated holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates and/or other subordinated mortgage pass-through certificates, such agreement to be substantially in the form of Exhibit M hereto or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Servicing Agreement to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures.

            SECTION 3.09      TERMINATION  AND   SUBSTITUTION  OF  SERVICING
AGREEMENTS.

            Upon the occurrence of any event for which a Servicer may be terminated pursuant to its Servicing Agreement, the Master Servicer shall promptly deliver to the Seller and the Trustee an Officer's Certificate certifying that an event has occurred which may justify termination of such Servicing Agreement, describing the circumstances surrounding such event and recommending what action should be taken by the Trustee with respect to such Servicer. If the Master Servicer recommends that such Servicing Agreement be terminated, the Master Servicer's certification must state that the breach is material and not merely technical in nature. Upon written direction of the Master Servicer, based upon such certification, the Trustee shall promptly terminate such Servicing Agreement. Notwithstanding the foregoing, in the event that (i) Norwest Mortgage fails to make any advance, as a consequence of which the Trustee is obligated to make an advance pursuant to Section 3.03 and (ii) the Trustee provides Norwest Mortgage written notice of the failure to make such advance and such failure shall continue unremedied for a period of 15 days after receipt of such notice, the Trustee shall terminate the Norwest Servicing Agreement without the recommendation of the Master Servicer. The Master Servicer shall indemnify the Trustee and hold it harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee in connection with termination of such Servicing Agreement at the direction of the Master Servicer. If the Trustee terminates such Servicing Agreement, the Trustee may enter into a substitute Servicing Agreement with the Master Servicer or, at the Master Servicer's nomination, with another mortgage loan service company acceptable to the Trustee, the Master Servicer and each Rating Agency under which the Master Servicer or such substitute servicer, as the case may be, shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by such Servicer under such terminated Servicing
Agreement. Until such time as the Trustee enters into a substitute servicing agreement with respect to the Mortgage Loans previously serviced by such Servicer, the Master Servicer shall assume, satisfy, perform and carry out all obligations which otherwise were to have been satisfied, performed and carried out by such Servicer under its terminated Servicing Agreement. However, in no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to advance payments of principal and interest on a delinquent Mortgage Loan in excess of the Master Servicer's independent Periodic Advance obligation under Section 3.03 of this Agreement. As compensation for the Master Servicer of any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any servicing compensation to which a Servicer would have been entitled if the Servicing Agreement with such Servicer had not been terminated.

            SECTION 3.10      APPLICATION OF NET LIQUIDATION PROCEEDS.

            For all purposes under this agreement, Net Liquidation Proceeds received from a Servicer shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

            SECTION 3.11      ACT REPORTS.

            The Master Servicer shall, on behalf of the Seller, make all filings required to be made by the Seller with respect to the Class A Certificates (other than the Class A-PO Certificates) and the Class B-1, Class B-2 and Class B-3 Certificates pursuant to the Securities Exchange Act of 1934, as amended.

                                   ARTICLE IV

                  DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

            SECTION 4.01      DISTRIBUTIONS.

            (a) (i) On each Distribution Date, the Pool Distribution Amount will be applied in the following amounts, to the extent the Pool Distribution Amount is sufficient therefor, in the manner and in the order of priority as follows:

            first, to the Classes of Class A Certificates, pro rata, based upon their respective Interest Accrual Amounts, in an aggregate amount up to the sum of the Class A Interest Accrual Amount with respect to such Distribution Date; provided that prior to the applicable Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of interest to each Class of Accrual Certificates pursuant to this provision will instead be distributed in reduction of the Principal Balances of certain Classes of Class A Certificates, in each case in accordance with Section 4.01(b);

            second, to the Classes of Class A Certificates, pro rata, based upon their respective Class A Unpaid Interest Shortfalls, respectively, in an aggregate amount up to the sum of the Aggregate Class A Unpaid Interest Shortfall; provided that prior to the applicable Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of unpaid interest shortfalls to each Class of Accrual Certificates pursuant to this provision will instead be distributed in reduction of the Principal Balances of certain Classes of Class A Certificates, in each case in accordance with Section 4.01(b);

            third, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and the Class A-PO Certificates, pro rata, based on their respective Class A Non-PO Optimal Principal Amount and Class A-PO Optimal Principal Amount, (A) to the Classes of Class A Certificates (other than the Class A-PO Certificates), in an aggregate amount up to the Class A Non-PO Optimal Principal Amount, such distribution to be allocated among such Classes in accordance with Section 4.01(b) or Section 4.01(c), as applicable, and (B) to the Class A-PO Certificates in an amount up to the Class A-PO Optimal Principal Amount;

            fourth, to the Class A-PO Certificates in an amount up to the Class A-PO Deferred Amount from amounts otherwise distributable (without regard to this Paragraph fourth) first to the Class B-6 Certificates pursuant to Paragraph twenty-second, below, second to the Class B-5 Certificates pursuant to Paragraph nineteenth, below, third to the Class B-4
      Certificates pursuant to Paragraph sixteenth, below, fourth to the Class B-3 Certificates pursuant to Paragraph thirteenth, below, fifth to the Class B-2 Certificates pursuant to Paragraph tenth below, and sixth to the Class B-1 Certificates pursuant to Paragraph seventh below;

            fifth, to the Class B-1 Certificates in an amount up to the Interest Accrual Amount for the Class B-1 Certificates with respect to such Distribution Date;

            sixth, to the Class B-1 Certificates in an amount up to the Class B-1 Unpaid Interest Shortfall;

            seventh, to the Class B-1 Certificates in an amount up to the Class B-1 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-1 Certificates pursuant to this Paragraph seventh will be reduced by the amount, if any, that would have been distributable to the Class B-1 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            eighth, to the Class B-2 Certificates in an amount up to the Interest Accrual Amount for the Class B-2 Certificates with respect to such Distribution Date;

            ninth, to the Class B-2 Certificates in an amount up to the Class B-2 Unpaid Interest Shortfall;

            tenth, to the Class B-2 Certificates in an amount up to the Class B-2 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-2 Certificates pursuant to this Paragraph tenth will be reduced by the amount, if any, that would have been distributable to the Class B-2 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            eleventh, to the Class B-3 Certificates in an amount up to the Interest Accrual Amount for the Class B-3 Certificates with respect to such Distribution Date;

            twelfth, to the Class B-3 Certificates in an amount up to the Class B-3 Unpaid Interest Shortfall;

            thirteenth, to the Class B-3 Certificates in an amount up to the Class B-3 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-3 Certificates pursuant to this Paragraph thirteenth will be reduced by the amount, if any, that would have been distributable to the Class B-3 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            fourteenth, to the Class B-4 Certificates in an amount up to the Interest Accrual Amount for the Class B-4 Certificates with respect to such Distribution Date;

            fifteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Unpaid Interest Shortfall;

            sixteenth, to the Class B-4 Certificates in an amount up to the Class B-4 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-4 Certificates pursuant to this Paragraph sixteenth will be reduced by the amount, if any, that would have been distributable to the Class B-4 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            seventeenth, to the Class B-5 Certificates in an amount up to the Interest Accrual Amount for the Class B-5 Certificates with respect to such Distribution Date;

            eighteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Unpaid Interest Shortfall;

            nineteenth, to the Class B-5 Certificates in an amount up to the Class B-5 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-5 Certificates pursuant to this Paragraph nineteenth will be reduced by the amount, if any, that would have been distributable to the Class B-5 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above;

            twentieth, to the Class B-6 Certificates in an amount up to the Interest Accrual Amount for the Class B-6 Certificates with respect to such Distribution Date;

            twenty-first, to the Class B-6 Certificates in an amount up to the Class B-6 Unpaid Interest Shortfall;

            twenty-second, to the Class B-6 Certificates in an amount up to the Class B-6 Optimal Principal Amount; provided, however, that the amount distributable to the Class B-6 Certificates pursuant to this Paragraph twenty-second will be reduced by the amount, if any, that would have been distributable to the Class B-6 Certificates hereunder used to pay the Class A-PO Deferred Amount as provided in Paragraph fourth above; and

            twenty-third, to the Holder of the Class A-R Certificate, any amounts remaining in the Upper-Tier Certificate Account, and to the Holder of the Class A-LR Certificate, any amounts remaining in the Payment Account.

            Notwithstanding the foregoing, after the Principal Balance or notional amount of any Class (other than the Class A-R or Class A-LR
Certificates) has been reduced to zero, such Class will be entitled to no further distributions of principal or interest (including, without limitation, any Unpaid Interest Shortfalls).

            In addition, Net Foreclosure Profits, if any, with respect to such Distribution Date minus any portion thereof payable to a Servicer pursuant to
Section 3.02(ix) hereof shall be distributed to the Holder of the Class A-LR Certificate.

            With respect to any Distribution Date, the amount of the Principal Adjustment, if any, attributable to any Class of Class B Certificates will be allocated to the Classes of Class A Certificates (other than the Class A-6 and Class A-PO Certificates) and any Class of Class B Certificates with a lower numerical designation pro rata based on their Principal Balances.

         (i) Distributions on the Uncertificated Lower-Tier Interests. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to its respective Corresponding Upper-Tier Class or Classes as provided herein. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of interest in an amount equal to the Interest Accrual Amounts and Unpaid Interest Shortfalls, as the case may be, in respect of its Corresponding Upper-Tier Class or Classes, in each case to the extent actually distributed thereon. In the case of the Class A-L12 Interest, an amount equal to the Interest Accrual Amounts and Unpaid Interest Shortfalls of the Accrual Certificates which are added to the Principal Balances thereof, will be added to the Principal Balance of the Class A-L12 Interest. Such amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

            As of  any  date,  the  principal  balance  of  each  Uncertificated
Lower-Tier Interest equals the Principal Balances of the respective Corresponding Upper-Tier Class or Classes. The initial principal balance of each Uncertificated Lower-Tier Interest equals the Original Principal Balances of the respective Corresponding Upper-Tier Class or Classes.

            The pass-through rate with respect to the Class A-L7 Interest, Class A-L8 Interest, Class A-L12 Interest, Class A-L14 Interest, Class A-LUR Interest, Class B-L1 Interest, Class B-L2 Interest, Class B-L3 Interest, Class B-L4 Interest, Class B-L5 Interest and Class B-L6 Interest shall be 6.500% per annum. The pass-through rate with respect to the Class A-L1 Interest shall be 6.000% per annum. The pass-through rate for the Class A-L5 Interest shall be 8.000% per annum. The Class A-LPO Interest is a principal-only interest and is not entitled to distributions of interest. Any Non-Supported Interest Shortfalls will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            (b) The Class A-6 Certificates are interest-only Certificates and are not entitled to distributions in respect of principal.

            On each Distribution Date occurring prior to the Cross-Over Date, the Class A Non-PO Principal Distribution Amount will be allocated among and distributed in reduction of the Principal Balances of the Classes of Class A Certificates (other than the Principal Balance of the Class A-PO Certificates) in accordance with the following priorities:

            I. On each Distribution Date occurring prior to the Accretion Termination Date for the Class A-12 Certificates, the Accrual Distribution Amount for the Class A-12 Certificates will be allocated sequentially as follows:

            first, concurrently, to the Class A-7, and Class A-10 Certificates, pro rata, up to their respective Reduction Amounts for such Distribution Date;

            second, concurrently to the Class A-8 and Class A-9 Certificates, pro rata, up to their respective Reduction Amounts for such Distribution Date; and

            third; to the Class A-12 Certificates, until the Principal Balance thereof has been reduced to zero;

            II. On each Distribution Date occurring prior to the Accretion Termination Date, for the Class A-13 Certificates, the Accrual Distribution Amount for the Class A-13 Certificates will be allocated sequentially as follows:

            first, sequentially, pursuant to priorities III. second through sixteenth below; and

            second, to the Class A-13 Certificates, until the Principal Balance thereof has been reduced to zero;

            III.  The  Class  A  Non-PO   Principal  Amount  will  be  allocated
      sequentially as follows:

            first, concurrently, to the Class A-R and Class A-LR Certificates, pro rata, until the Principal Balance of each such Class has been reduced to zero,

            second, concurrently, 25% to the Class A-5 Certificates and 75% to the Class A-1 Certificates, up to their respective PAC Principal Amounts for such Distribution Date;

            third, concurrently, until the Principal Balance of the Class A-11 Certificates has been reduced to $3,305,000, 25% to the Class A-5
      Certificates and 75% to the Class A-11 Certificates, up to their respective PAC Principal Amounts for such Distribution Date;

            fourth, concurrently, 25% to the Class A-5 Certificates, 59.7976080957% to the Class A-2 Certificates and 15.2023919043% to the Class A-11 Certificates, up to their respective PAC Principal Amounts for such Distribution Date;

            fifth, concurrently, 25% to the Class A-5 Certificates and 75% to the Class A-3 Certificates, up to their respective PAC Principal Amounts for such Distribution Date;

            sixth, concurrently, 25% to the Class A-5 Certificates and 75% to the Class A-4 Certificates, up to their respective PAC Principal Amounts for such Distribution Date;

            seventh, concurrently, to the Class A-7 and Class A-10 Certificates, pro rata, up to their respective Reduction Amounts for such Distribution Date;

            eighth, concurrently, to the Class A-8 and Class A-9 Certificates, pro rata, up to their respective Reduction Amounts for such Distribution Date;

            ninth, to the Class 12 Certificates, until the Principal Balance thereof has been reduced to zero;

            tenth, concurrently, to the Class A-7 and Class A-10 Certificates, pro rata, without regard to their respective Reduction Amounts, until the Principal Balance of each such Class has been reduced to zero;

            eleventh, concurrently, to the Class A-8 and Class A-9 Certificates, pro rata, without regard to their respective Reduction Amounts, until the Principal Balance of each such Class has been reduced to zero;

            twelfth, concurrently, 25% to the Class A-5 Certificates and 75% to the Class A-1 Certificates, without regard to their respective PAC
      Principal Amounts, until the Principal Balance of the Class A-1 Certificates has been reduced to zero;

            thirteenth, concurrently, until the Principal Balance of the Class A-11 Certificates has been reduced to $3,305,000, 25% to the Class A-5 Certificates and 75% to the Class A-11 Certificates, without regard to their respective PAC Principal Amounts;

            fourteenth, concurrently, 25% to the Class A-5 Certificates, 59.7976080957% to the Class A-2 Certificates and 15.2023919043% to the Class A-11 Certificates, without regard to their respective PAC Principal Amounts, until the Principal Balances of the Class A-2 and Class A-11 Certificates have been reduced to zero;

            fifteenth,  concurrently,  25% to the Class A-5 Certificates and 75%
      to the Class A-3  Certificates,  without  regard to their  respective  PAC
      Principal Amounts, until the Principal Balance of the Class A-3 Certificates has been reduced to zero;

            sixteenth; concurrently, 25% to the Class A-5 Certificates and 75% to the Class A-4 Certificates, without regard to their respective PAC Principal Amounts, until the Principal Balance of each such Class has been reduced to zero; and

            seventeenth. concurrently, to the Class A-13 and Class A-14 Certificates, pro rata, until the Principal Balance of each such Class has been reduced to zero.

            As used above, the "PAC Principal Amount" for any Distribution Date and for any Class of PAC Certificates means the amount, if any, that would reduce the Principal Balance of such Class to the percentage of its respective Original Principal Balance shown in the tables set forth below with respect to such Distribution Date.

            As used above, the "Reduction Amount" for any Distribution Date and for any Class of Scheduled Certificates means the amount, if any, that would reduce the Principal Balance of such Class to the percentage of its respective Original Principal Balance shown in the related table with respect to such Distribution Date.

            The following tables set forth for each Distribution Date the planned Principal Balances for each Class of PAC Certificates and the scheduled Principal Balances for each Class of Scheduled Certificates, expressed as a percentage of the Original Principal Balance of such Class.

                                                     PLANNED PRINCIPAL BALANCES
                                            AS PERCENTAGES OF ORIGINAL PRINCIPAL BALANCE

                                                       CLASS A-1 CERTIFICATES


                            PERCENTAGE OF                              PERCENTAGE OF                                PERCENTAGE OF
                              ORIGINAL                                   ORIGINAL                                     ORIGINAL
  DISTRIBUTION DATE       PRINCIPAL BALANCE    DISTRIBUTION DATE     PRINCIPAL BALANCE    DISTRIBUTION DATE      PRINCIPAL BALANCE
  -----------------       -----------------    -----------------     -----------------    -----------------      -----------------
Up to and including                            July 2001..........    58.48556790%        October 2001.......     13.88445260%
April 2001...........     100.00000000%        August 2001........    43.93811350%        November 2001
May 2001.............      86.52988040         September 2001.....    29.06071770           and thereafter...      0.00000000
June 2001............      72.68819650

                                                       CLASS A-2 CERTIFICATES

                          PERCENTAGE OF                               PERCENTAGE OF                                PERCENTAGE OF
                           ORIGINAL                                     ORIGINAL                                      ORIGINAL
DISTRIBUTION DATE       PRINCIPAL BALANCE      DISTRIBUTION DATE    PRINCIPAL BALANCE     DISTRIBUTION DATE      PRINCIPAL BALANCE
-----------------       -----------------      -----------------    -----------------     -----------------      -----------------
Up to and Including                             September 2002          66.54139700%        February 2003......     23.02485131%
May 2002............     100.00000000%          October 2002            57.73555046         March 2003.........     14.47352908
June 2002...........     93.27244969            November 2002           48.98133862         April 2003.........      5.97202785
July 2002...........     84.30947385            December 2002           40.27839438         May 2003
August 2002.........     75.39924762            January 2003            31.62635292             and thereafter.      0.00000000

                                                     PLANNED PRINCIPAL BALANCES
                                            AS PERCENTAGES OF ORIGINAL PRINCIPAL BALANCE

                                                       CLASS A-3 CERTIFICATES


                           PERCENTAGE OF                               PERCENTAGE OF                                PERCENTAGE OF
                             ORIGINAL                                    ORIGINAL                                     ORIGINAL
   DISTRIBUTION DATE     PRINCIPAL BALANCE    DISTRIBUTION DATE    PRINCIPAL BALANCE     DISTRIBUTION DATE      PRINCIPAL BALANCE
   -----------------     -----------------    -----------------    -----------------     -----------------      -----------------
Up to and Including                           September 2003          65.90174023%        March 2004.........     19.65443145%
April 2003..........     100.00000000%        October 2003.......     58.08213809         April 2004.........     12.10069992
May 2003............      97.63791448         November 2003           50.30765483         May 2004...........      4.59016362
June 2003...........      89.63454349         December 2003           42.57796501         June 2004
July 2003...........      81.67761265         January 2004.......     34.89274525          and thereafter....      0.00000000
August 2003.........      73.76678866         February 2004......     27.25167393

                                                     PLANNED PRINCIPAL BALANCES
                                            AS PERCENTAGES OF ORIGINAL PRINCIPAL BALANCE

                                                       CLASS A-4 CERTIFICATES


                           PERCENTAGE OF                               PERCENTAGE OF                                PERCENTAGE OF
                             ORIGINAL                                    ORIGINAL                                     ORIGINAL
   DISTRIBUTION DATE     PRINCIPAL BALANCE    DISTRIBUTION DATE    PRINCIPAL BALANCE     DISTRIBUTION DATE      PRINCIPAL BALANCE
   -----------------     -----------------    -----------------    -----------------     -----------------      -----------------
Up to and Including                           December 2004......     62.90578133%        July 2005..........     24.08716974%
May 2004............     100.00000000%        January 2005.......     57.21108396         August 2005........     18.98046593
June 2004...........      97.76299803         February 2005......     51.54854848         September 2005.....     14.01780180
July 2004...........      91.87020449         March 2005.........     45.91793459         October 2005.......      9.19464854
August 2004.........      86.01104428         April 2005.........     40.31900343         November 2005......      4.50661333
September 2004......      80.18526849         May 2005...........     34.75151749         December 2005
October 2004........      74.39262976         June 2005..........     29.34258238           and thereafter...      0.00000000
November 2004.......      68.63288224

                                                     PLANNED PRINCIPAL BALANCES
                                            AS PERCENTAGES OF ORIGINAL PRINCIPAL BALANCE

                                                       CLASS A-5 CERTIFICATES


                           PERCENTAGE OF                               PERCENTAGE OF                                PERCENTAGE OF
                             ORIGINAL                                    ORIGINAL                                     ORIGINAL
   DISTRIBUTION DATE     PRINCIPAL BALANCE    DISTRIBUTION DATE    PRINCIPAL BALANCE     DISTRIBUTION DATE      PRINCIPAL BALANCE
   -----------------     -----------------    -----------------    -----------------     -----------------      -----------------
Up to and Including                           November 2002......     62.49987510%        July 2004..........     26.35310255%
April 2001..........     100.00000000%        December 2002......     60.58858926         August 2004........     24.67239385
May 2001............      98.18569585         January 2003.......     58.68848234         September 2004.....     23.00126156
June 2001...........      96.32134536         February 2003......     56.79947471         October 2004.......     21.33963468
July 2001...........      94.40837886         March 2003.........     54.92148715         November 2004......     19.68744266
August 2001.........      92.44896739         April 2003.........     53.05444096         December 2004......     18.04461540
September 2001......      90.44511581         May 2003...........     51.19825788         January 2005.......     16.41108312
October 2001........      88.40100917         June 2003..........     49.35286015         February 2005......     14.78677655
November 2001.......      86.33692468         July 2003..........     47.51817052         March 2005.........     13.17162672
December 2001.......      84.28509968         August 2003........     45.69411205         April 2005.........     11.56556510
January 2002........      82.24544804         Septembver 2003....     43.88060841         May 2005...........      9.96852364
February 2002.......      80.21788411         October 2003.......     42.07758368         June 2005..........      8.41696266
March 2002..........      78.20232269         November 2003......     40.28496234         July 2005..........      6.90943987
April 2002..........      76.19867925         December 2003......     38.50266935         August 2005........      5.44457443
May 2002............      74.20686957         January 2004.......     36.73063015         September 2005.....      4.02102695
June 2002...........      72.22681013         February 2004......     34.96877061         October 2005.......      2.63749838
July 2002...........      70.25841781         March 2004.........     33.21701701         November 2005......      1.29272862
August 2002.........      68.30160999         April 2004.........     31.47529606         December 2005......
September 2002......      66.35630459         May 2004...........     29.74353499            and thereafter        0.00000000
October 2002........      64.42241999         June 2004..........     28.04345899

                                                     PLANNED PRINCIPAL BALANCES
                                            AS PERCENTAGES OF ORIGINAL PRINCIPAL BALANCE

                                                       CLASS A-11 CERTIFICATES


                             PERCENTAGE OF                               PERCENTAGE OF                                PERCENTAGE OF
                              ORIGINAL                                    ORIGINAL                                     ORIGINAL
 DISTRIBUTION DATE       PRINCIPAL BALANCE    DISTRIBUTION DATE      PRINCIPAL BALANCE     DISTRIBUTION DATE      PRINCIPAL BALANCE
 -----------------       -----------------    -----------------      -----------------     -----------------      -----------------
Up to and Including                           May 2002...........       28.67281143%        December 2002......     10.37730698%
October 2001........       100.00000000%      June 2002..........       24.03067088         January 2003.......      8.14819894
November 2001.......        98.87734916       July 2002..........       21.72145393         February 2003......      5.93211210
December 2001.......        87.00210017       August 2002........       19.42582733         March 2003.........      3.72895338
January 2002........        75.19730628       September 2002.....       17.14369481         April 2003.........      1.53863050
February 2002.......        63.46247170       October 2002.......       14.87496056         May 2003...........
March 2002..........        51.79710376       November 2002......       12.61952947            and thereafter..      0.00000000
April 2002..........        40.20071258

                                                    SCHEDULED PRINCIPAL BALANCES
                                            AS PERCENTAGES OF ORIGINAL PRINCIPAL BALANCE

                                                CLASS A-7 AND CLASS A-10 CERTIFICATES

                           PERCENTAGE OF                                PERCENTAGE OF                               PERCENTAGE OF
                             ORIGINAL                                      ORIGINAL                                   ORIGINAL
 DISTRIBUTION DATE      PRINCIPAL BALANCE      DISTRIBUTION DATE     PRINCIPAL BALANCE    DISTRIBUTION DATE     PRINCIPAL BALANCE
 -----------------      -----------------      -----------------     -----------------    -----------------     -----------------
June 1999...........      99.65563553%        May 2003...........       62.55389760%       April 2007.........      35.79951304%
July 1999...........      99.24525417         June 2003..........       62.13140183        May 2007...........      34.82214511
August 1999.........      98.76905690         July 2003..........       61.71819107        June 2007..........      33.86618972
September 1999......      98.22718206         August 2003........       61.31413227        July 2007..........      32.91885629
October 1999........      97.61983462         September 2003.....       60.91909392        August 2007........      31.98003828
November 1999.......      96.94728635         October 2003.......       60.53294610        September 2007.....      31.04963026
December 1999.......      96.20987573         November 2003......       60.15556052        October 2007.......      30.12752784
January 2000........      95.40800789         December 2003......       59.78681042        November 2007......      29.21362768
February 2000.......      94.54215442         January 2004.......       59.42657051        December 2007......      28.30782753
March 2000..........      93.61285288         February 2004......       59.07471711        January 2008.......      27.41002615
April 2000..........      92.62070651         March 2004.........       58.73112802        February 2008......      26.52012337
May 2000............      91.56638350         April 2004.........       58.39568249        March 2008.........      25.63801998
June 2000...........      90.45061638         May 2004...........       58.06826127        April 2008.........      24.76361781
July 2000...........      89.27420127         June 2004..........       57.75800504        May 2008...........      23.89681971
August 2000.........      88.03799679         July 2004..........       57.45546965        June 2008..........      23.04855275
September 2000......      86.74292325         August 2004........       57.16054029        July 2008..........      22.20744990
October 2000........      85.38996136         September 2004.....       56.87310355        August 2008........      21.37342070
November 2000.......      83.98020676         October 2004.......       56.59304741        September 2008.....      20.54637553
December 2000.......      82.51475548         November 2004......       56.32026120        October 2008.......      19.72622574
January 2001........      80.99481331         December 2004......       56.05463564        November 2008......      18.91288350
February 2001.......      79.42164097         January 2005.......       55.79606273        December 2008......      18.10626188
March 2001..........      77.79655975         February 2005......       55.54443586        January 2009.......      17.30627478
April 2001..........      76.12092775         March 2005.........       55.29964967        February 2009......      16.51283704
May 2001............      75.55627636         April 2005.........       55.06160011        March 2009.........      15.72586420
June 2001...........      74.97685921         May 2005...........       54.83018441        April 2009.........      14.94527279
July 2001...........      74.38363894         June 2005..........       54.58928047        May 2009...........      14.17098007
August 2001.........      73.77798364         July 2005..........       54.33226576        June 2009..........      13.40290414
September 2001......      73.16091953         August 2005........       54.05988140        July 2009..........      12.64096389
October 2001........      72.53491573         September 2005.....       53.77284339        August 2009........      11.88507903
November 2001.......      71.90843327         October 2005.......       53.47184353        September 2009.....      11.13517003
December 2001.......      71.29409654         November 2005......       53.15755006        October 2009.......      10.39115824
January 2002........      70.69173810         December 2005......       52.82133758        November 2009......       9.65296560
February 2002.......      70.10119247         January 2006.......       51.67005711        December 2009......       8.92051501
March 2002..........      69.52229618         February 2006......       50.52985365        January 2010.......       8.19372997
April 2002..........      68.95488771         March 2006.........       49.40059562        February 2010......       7.47253480
May 2002............      68.39880744         April 2006.........       48.28215275        March 2010.........       6.75685458
June 2002...........      67.85389769         May 2006...........       47.17439618        April 2010.........       6.04661503
July 2002...........      67.32000269         June 2006..........       46.09089338        May 2010...........       5.34174267
August 2002.........      66.79696847         July 2006..........       45.01763812        June 2010..........       4.64216472
September 2002......      66.28464303         August 2006........       43.95450687        July 2010..........       3.94780908
October 2002........      65.78287605         September 2006.....       42.90137738        August 2010........       3.25860436
November 2002.......      65.29151912         October 2006.......       41.85812868        September 2010.....       2.57447986
December 2002.......      64.81042554         November 2006......       40.82464104        October 2010.......       1.89536556
January 2003........      64.33945046         December 2006......       39.80079593        November 2010......       1.22119211
February 2003.......      63.87845069         January 2007.......       38.78647609        December 2010......       0.55189085
March 2003..........      63.42728484         February 2007......       37.78156538        January 2011.......
April 2003..........      62.98581315         March 2007.........       36.78594895           and thereafter..       0.00000000

                                                    SCHEDULED PRINCIPAL BALANCES
                                            AS PERCENTAGES OF ORIGINAL PRINCIPAL BALANCE


                                                CLASS A-8 AND CLASS A-9 CERTIFICATES



                           PERCENTAGE OF                               PERCENTAGE OF                                PERCENTAGE OF
                             ORIGINAL                                    ORIGINAL                                     ORIGINAL
   DISTRIBUTION DATE     PRINCIPAL BALANCE    DISTRIBUTION DATE    PRINCIPAL BALANCE     DISTRIBUTION DATE      PRINCIPAL BALANCE
   -----------------     -----------------    -----------------    -----------------     -----------------      -----------------
Up to and Including                           March 2011.........     71.86594884%        July 2011..........     21.11526088%
December 2010.......     100.00000000%        April 2011.........     59.04537567         August 2011........      8.64487121
January 2011........      97.78061950         May 2011...........     46.31425325         September 2011.....
February 2011             84.77726241         June 2011..........     33.67130364         and thereafter.....      0.00000000

            (c) Notwithstanding the foregoing, on each Distribution Date occurring on or subsequent to the Cross-Over Date, the Class A Non-PO Principal Distribution Amount shall be distributed among the Classes of Class A Certificates (other than the Class A-PO Certificates) pro rata in accordance with their outstanding Principal Balances without regard to either the proportions or the priorities set forth in Section 4.01(b).

            (d)  (i) For purposes of determining  whether the Classes of Class
B Certificates are eligible to receive distributions of principal with respect to any Distribution Date, the following tests shall apply:

                  (A) if the Current Class B-1 Fractional  Interest is less than the Original Class B-1 Fractional Interest and the Class B-1 Principal Balance is greater than zero, the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (B) if the Current Class B-2 Fractional  Interest is less than the Original Class B-2 Fractional Interest and the Class B-2 Principal Balance is greater than zero, the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (C) if the Current Class B-3 Fractional  Interest is less than the Original Class B-3 Fractional Interest and the Class B-3 Principal Balance is greater than zero, the Class B-4, Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (D) if the Current Class B-4 Fractional  Interest is less than the Original Class B-4 Fractional Interest and the Class B-4 Principal Balance is greater than zero, the Class B-5 and Class B-6 Certificates shall not be eligible to receive distributions of principal; or

                  (E) if the Current Class B-5 Fractional  Interest is less than the Original Class B-5 Fractional Interest and the Class B-5 Principal Balance is greater than zero, the Class B-6 Certificates shall not be eligible to receive distributions of principal.

               (ii)  Notwithstanding the foregoing,  if on any Distribution Date the aggregate distributions to Holders of the Classes of Class B Certificates entitled to receive distributions of principal would reduce the Principal Balances of the Classes of Class B Certificates entitled to receive distributions of principal below zero, first the Class B Prepayment Percentage of any affected Class of Class B Certificates for such Distribution Date beginning with the affected Class with the lowest numerical Class designation and then, if necessary, the Class B Percentage of such Class of the Class B Certificates for such Distribution Date shall be reduced to the respective percentages necessary to bring the Principal Balance of such Class of Class B Certificates to zero. The Class B Prepayment Percentages and the Class B Percentages of the remaining Classes of Class B Certificates will be recomputed substituting for the Subordinated Prepayment Percentage and Subordinated
Percentage in such computations the difference between (A) the Subordinated Prepayment Percentage or Subordinated Percentage, as the case may be, and (B) the percentages determined in accordance with the preceding sentence necessary to bring the Principal Balances of the affected Classes of Class B Certificates to zero; provided, however, that if the Principal Balances of all the Classes of Class B Certificates eligible to receive distributions of principal shall be reduced to zero on such Distribution Date, the Class B Prepayment Percentage and the Class B Percentage of the Class of Class B Certificates with the lowest numerical Class designation which would otherwise be ineligible to receive distributions of principal in accordance with this Section shall equal the remainder of the Subordinated Prepayment Percentage for such Distribution Date minus the sum of the Class B Prepayment Percentages of the Classes of Class B Certificates having lower numerical Class designations, if any, and the remainder of the Subordinated Percentage for such Distribution Date minus the sum of the Class B Percentages of the Classes of Class B Certificates having lower numerical Class designations, if any, respectively. Any entitlement of any Class of Class B Certificates to principal payments solely pursuant to this clause (ii) shall not cause such Class to be regarded as being eligible to receive principal distributions for the purpose of applying the definition of its Class B Percentage or Class B Prepayment Percentage.

            (e) The Trustee shall establish and maintain the Upper-Tier Certificate Account, which shall be a separate trust account and an Eligible Account. On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds available on deposit in the Payment Account, (i) deposit, in immediately available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account the Lower-Tier Distribution Amount and (ii) distribute to the Class A-LR Certificateholder (other than as provided in Section 9.01 respecting the final distribution to Certificateholders) by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, the Class A Distribution Amount with respect to the Class A-LR Certificate and all other amounts distributable to the Class A-LR Certificate. The Trustee may clear and terminate the Upper-Tier Certificate Account pursuant to Section 9.01.

            (f) On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds remitted to it by the Master Servicer, distribute to each Certificateholder of record (other than the Class A-LR Certificateholder) on the preceding Record Date (other than as provided in
Section 9.01 respecting the final distribution to Certificateholders or in the last paragraph of this Section 4.01(f) respecting the final distribution in respect of any Class) either in immediately available funds by wire transfer to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder holds Certificates having a Denomination at least equal to that specified in Section 11.23, and has so notified the Master Servicer or, if applicable, the Paying Agent at least seven Business Days prior to the Distribution Date or, if such Holder holds Certificates having, in the aggregate, a Denomination less than the requisite minimum Denomination or if such Holder holds the Class A-R Certificate or has not so notified the Paying Agent, by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, such Holder's share of the Class A Distribution Amount with respect to each Class of Class A Certificates and the Class B Distribution Amount with respect to each such Class of Class B Certificates.

            In the  event  that,  on any  Distribution  Date  prior to the Final
Distribution Date, the Principal Balance of any Class of Class A Certificates (other than the Class A-6, Class A-R or Class A-LR Certificates) or the Principal Balance of any Class of Class B Certificates would be reduced to zero or, in the case of the Class A-6 Certificates, the Class A-6 Notional Amount would be reduced to zero, the Master Servicer shall, as soon as practicable after the Determination Date relating to such Distribution Date, send a notice to the Trustee. The Trustee will then send a notice to each Certificateholder of such Class with a copy to the Certificate Registrar, specifying that the final distribution with respect to such Class will be made on such Distribution Date only upon the presentation and surrender of such Certificateholder's Certificates at the office or agency of the Trustee therein specified; provided, however, that the failure to give such notice will not entitle a Certificateholder to any interest beyond the interest payable with respect to such Distribution Date in accordance with Section 4.01(a)(i).

            (g) The Paying Agent (or if no Paying Agent is appointed by the Master Servicer, the Master Servicer) shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to Persons other than U.S. Persons ("Non-U.S. Persons"). Amounts withheld pursuant to this Section 4.01(g) shall be treated as having been distributed to the related Certificateholder for all purposes of this Agreement. For the purposes of this paragraph, a "U.S. Person" is a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise), created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            SECTION 4.02      ALLOCATION OF REALIZED LOSSES.

            (a) With respect to any Distribution Date, the principal portion of Realized Losses (other than Debt Service Reductions, Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated as follows:

      first, to the Class B-6 Certificates until the Class B-6 Principal Balance has been reduced to zero;

      second, to the Class B-5 Certificates until the Class B-5 Principal Balance has been reduced to zero;

      third, to the Class B-4 Certificates until the Class B-4 Principal Balance has been reduced to zero;

      fourth, to the Class B-3 Certificates until the Class B-3 Principal Balance has been reduced to zero;

      fifth, to the Class B-2 Certificates until the Class B-2 Principal Balance has been reduced to zero;

      sixth, to the Class B-1 Certificates until the Class B-1 Principal Balance has been reduced to zero; and

      seventh, concurrently, to the Class A Certificates (other than the Class A-PO Certificates) and Class A-PO Certificates, pro rata, based on the Non-PO Fraction and the PO Fraction, respectively.

            This allocation of Realized Losses will be effected through the reduction of the applicable Class's Principal Balance.

            (b) With respect to any Distribution Date, the principal portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses occurring with respect to any Mortgage Loan allocable to the Class A-PO Certificates will equal the product of the amount of any such principal loss and the PO Fraction for such Mortgage Loan. The principal portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses remaining after allocation to the Class A-PO Certificates in accordance with the preceding sentence shall be allocated pro rata among the Class A Certificates (other than the Class A-PO Certificates) and Class B Certificates based on the Class A Non-PO Principal Balance and the Class B Principal Balance,
respectively. Any such loss allocated to the Class A Certificates shall be allocated on the subsequent Determination Date among the outstanding Classes of Class A Certificates (other than the Class A-PO Certificates) in accordance with the Class A Loss Percentages as of such Determination Date. Any such loss allocated to the Class B Certificates shall be allocated pro rata among the outstanding Classes of Class B Certificates based on their Principal Balances.

            (c) Any   Realized  Losses   allocated  to  a  Class  of  Class  A
Certificates or Class B Certificates pursuant to Section 4.02(a) or Section 4.02(b) shall be allocated among the Certificates of such Class based on their Percentage Interests.

            (d) In the event that there is a Recovery of an amount in respect of principal of a Mortgage Loan which had previously been allocated as a Realized Loss to any Classes of Class A Certificates or any Classes of Class B Certificates, each outstanding Class to which such Realized Loss had previously been allocated shall be entitled to its share (with respect to the Class A-PO Certificates, based on the PO Fraction of such Mortgage Loan and, with respect to the Class A Certificates (other than the Class A-PO Certificates) and Class B Certificates, based on their pro rata share of the Non-PO Fraction of such Mortgage Loan) of such Recovery up to the amount of such Realized Loss previously allocated to such Class on the Distribution Date in the month following the month in which such recovery is received. When the Principal Balance of a Class of Certificates has been reduced to zero, such Class shall not be entitled to any share of such Recovery. In the event that the amount of such Recovery exceeds the amount of such Recovery allocated to each outstanding Class in accordance with the preceding provisions, each outstanding Class shall be entitled to its pro rata share (determined as described above) of such excess up to the amount of any unrecovered Realized Loss previously allocated to such Class. Notwithstanding the foregoing provisions, but subject to the following proviso, if such Recovery occurs within two years of the realization of such loss and (i) is the result of an event that would have given rise to the repurchase of the related Mortgage Loan by the Seller pursuant to Section 2.02 or 2.03, or (ii) represents in whole or part funds which the applicable Servicer had received in respect of a Liquidated Loan but failed to remit to the Certificate Account on or prior to the Business Day preceding the Distribution Date following the Applicable Unscheduled Principal Receipt Period in which the Mortgage Loan became a Liquidated Loan, such Recovery may, at the sole discretion of the Master Servicer, be treated as a repurchase or an Unscheduled Principal Receipt with respect to such Mortgage Loan, as the case may be, the Realized Loss previously recognized may be reversed and treated for all subsequent purposes as if it had never occurred and the Master Servicer may make such adjustments to interest or principal distributions on the Certificates and to the principal balances of the Certificates as the Master Servicer in its good faith judgment and sole discretion deems necessary or desirable to effectuate the reversal of the Realized Loss and the treatment of such amount as a repurchase or as an Unscheduled Principal Receipt, as the case may be; provided that such actions do not result in the aggregate distributions made in respect of each Class of Certificates whose principal balances were previously reduced as a result of such Realized Loss being less than such Class would have received if such Recovery had been deposited in the Certificate Account on or prior to the Business Day preceding the Distribution Date following the Applicable Unscheduled Principal Receipt Period in which the Mortgage Loan became a Liquidated Loan.

            (e) The interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses shall be allocated between (i) the Class A Certificates and (ii) the Class B Certificates, pro rata based on the Class A Interest Accrual Amount and the Class B Interest Accrual Amount for the related Distribution Date, without regard to any reduction pursuant to this sentence. Any such loss allocated to the Class A Certificates shall be allocated among the outstanding Classes of Class A Certificates based on their Class A Interest Percentages. Any such loss allocated to the Class B Certificates will be allocated among the outstanding Classes of Class B Certificates based on their Class B Interest Percentages. In addition, after the Class B Principal Balance has been reduced to zero, the interest portion of Realized Losses (other than Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses) will be allocated among the outstanding Classes of Class A Certificates based on their Class A Interest Percentages.

            (f) Realized Losses allocated in accordance with this Section 4.02 will be allocated on the Determination Date in the second month following the month in which such loss was incurred with respect to the preceding Distribution Date.

            (g) With respect to any Distribution Date, the principal portion of Realized Losses and recoveries attributable to previously allocated Realized Losses allocated pursuant to this Section 4.02 will be allocated to each Uncertificated Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class or Classes as provided above.

            (h) With respect to any Distribution Date, the interest portion of Realized Losses allocated pursuant to this Section 4.02 will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            SECTION 4.03      PAYING AGENT.

            (a) The Master Servicer hereby appoints the Trustee as initial Paying Agent to make distributions to Certificateholders and to forward to Certificateholders the periodic statements and the annual statements required by
Section 4.04 as agent of the Master Servicer.

            The Master Servicer may, at any time, remove or replace the Paying Agent.

            The Master Servicer shall cause any Paying Agent that is not the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent agrees with the Trustee that such Paying Agent shall:

               (i) hold all amounts remitted to it by the Master Servicer for distribution to Certificateholders in trust for the benefit of
      Certificateholders until such amounts are distributed to Certificateholders or otherwise disposed of as herein provided;

               (ii) give the Trustee notice of any default by the Master Servicer in remitting any required amount; and

               (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all amounts held in trust by such Paying Agent.

            (b) The Paying Agent shall establish and maintain a Payment Account, which shall be a separate trust account and an Eligible Account, in which the Master Servicer shall cause to be deposited from funds in the Certificate Account or, to the extent required hereunder, from its own funds (i) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, any Periodic Advance for such Distribution Date, pursuant to Section 3.03 and (ii) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, (a) an amount equal to the Pool Distribution Amount, (b) Net Foreclosure Profits, if any, with respect to such Distribution Date and (c) the amount of any recovery in respect of a Realized Loss. The Master Servicer may cause the Paying Agent to invest the funds in the Payment Account. Any such investment shall be in Eligible Investments, which shall mature not later than the Business Day preceding the related Distribution Date (unless the Eligible Investments are obligations of the Trustee, in which case such Eligible Investments shall mature not later than the Distribution Date), and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as realized. The Paying Agent may withdraw from the Payment Account any amount deposited in the Payment Account that was not required to be deposited therein and may clear and terminate the Payment Account pursuant to Section 9.01.

            SECTION 4.04 STATEMENTS TO CERTIFICATEHOLDERS; REPORT TO THE TRUSTEE AND THE SELLER.

            Concurrently with each distribution pursuant to Section 4.01(f), the Master Servicer, or the Paying Agent appointed by the Master Servicer (upon receipt of such statement from the Master Servicer), shall forward or cause to be forwarded by mail to each Holder of a Certificate and the Seller a statement setting forth:

               (i) the amount of such distribution to Holders of each Class of Class A Certificates allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

               (ii) (a) the amount of such distribution to Holders of each Class of Class A Certificates allocable to interest, (b) the amount of the Current Class A Interest Distribution Amount allocated to each Class of Class A Certificates, (c) any Class A Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class A Unpaid Interest Shortfall with respect to each Class after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class of Class A Certificates for such Distribution Date and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Class for such Distribution Date;

               (iii) the amount of such distribution to Holders of each Class of Class B Certificates allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

               (iv) (a) the amount of such distribution to Holders of each Class of Class B Certificates allocable to interest, (b) the amount of the Current Class B Interest Distribution Amount allocated to each Class of Class B Certificates, (c) any Class B Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class B Unpaid Interest Shortfall with respect to each Class B of Class B Certificates after giving effect to such distribution, (d) the amount of any
      Non-Supported Interest Shortfall allocated to each Class of Class B Certificates for such Distribution Date, and (e) the interest portion of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses allocated to each Class of Class B Certificates for such Distribution Date;

               (v) the amount of any Periodic Advance by any Servicer, the Master Servicer or the Trustee pursuant to the Servicing Agreements or this Agreement;

               (vi) the number of Mortgage Loans outstanding as of the preceding Determination Date;

               (vii) the Class A Principal Balance, the Principal Balance of each Class of Class A Certificates, the Class B Principal Balance and the Principal Balance of each Class of Class B Certificates as of the following Determination Date after giving effect to the distributions of principal made, and the principal portion of Realized Losses, if any, allocated with respect to such Distribution Date;

               (viii) the Adjusted Pool Amount, the Adjusted Pool Amount (PO Portion), the Pool Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and the aggregate Scheduled Principal Balance of the Discount Mortgage Loans for such Distribution Date;

               (ix) the aggregate Scheduled Principal Balances of the Mortgage Loans serviced by Norwest Mortgage and, collectively, by the Other Servicers as of such Distribution Date;

               (x) the Class A Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

               (xi) the Class A Prepayment Percentage for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

               (xii) the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

               (xiii) the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Prepayment Percentages for the following Distribution Date (without giving effect to Unscheduled Principal Receipts received after the Applicable Unscheduled Principal Receipt Period for the current Distribution Date which are applied by a Servicer during such Applicable Unscheduled Principal Receipt Period);

               (xiv) the number and aggregate principal balances of Mortgage Loans delinquent (a) one month, (b) two months and (c) three months or more;

               (xv) the number and aggregate principal balances of the Mortgage Loans in foreclosure as of the preceding Determination Date;

               (xvi) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

               (xvii) the amount of the remaining Special Hazard Loss Amount, Fraud Loss Amount and Bankruptcy Loss Amount as of the close of business on such Distribution Date;

               (xviii) the principal and interest portions of Realized Losses allocated as of such Distribution Date and the amount of such Realized Losses constituting Excess Special Hazard Losses, Excess Fraud
      Losses or Excess Bankruptcy Losses;

               (xix) the aggregate amount of Bankruptcy Losses allocated to each Class of Class B Certificates in accordance with Section 4.02(a) since the Relevant Anniversary;

               (xx) the amount by which the Principal Balance of each Class of Class B Certificates has been reduced as a result of Realized Losses allocated as of such Distribution Date;

               (xxi) the unpaid principal balance of any Mortgage Loan as to which the Servicer of such Mortgage Loan has determined not to foreclose because it believes the related Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances;

               (xxii) the amount of the aggregate Servicing Fees and Master Servicing Fees paid (and not previously reported) with respect to the related Distribution Date and the amount by which the aggregate Available Master Servicer Compensation has been reduced by the Prepayment Interest Shortfall for the related Distribution Date;

               (xxiii) in the case of the Class A-6 Certificates, the Class A-6 Notional Amount, if any;

               (xxiv) in the case of each Class of LIBOR Certificates, the applicable Class A Pass-Through Rate;

               (xxv)    the Class A-PO Deferred Amount, if any; and

               (xxvi) such other customary information as the Master Servicer deems necessary or desirable to enable Certificateholders to prepare their tax returns;

and shall deliver a copy of each type of statement to the Trustee, who shall provide copies thereof to Persons making written request therefor at the Corporate Trust Office.

            In the case of information furnished with respect to a Class of Class A Certificates pursuant to clauses (i) and (ii) above and with respect to a Class of Class B Certificates pursuant to clauses (iii) and (iv) above, the amounts shall be expressed as a dollar amount per Class A or Class B Certificate (other than the Class A-R and Class A-LR Certificates) with a $1,000 Denomination, and as a dollar amount per Class A-R and Class A-LR Certificates with a $100 Denomination.

            Within a reasonable period of time after the end of each calendar year, the Master Servicer shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Certificate a statement containing the information set forth in clauses (i) and (ii)(a) above in the case of a Class A Certificateholder and the information set forth in clauses (iii) and (iv)(a) above in the case of a Class B Certificateholder aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code from time to time in force.

            Prior to the close of business on the third Business Day preceding each Distribution Date, the Master Servicer shall furnish a statement to the Trustee, any Paying Agent and the Seller (the information in such statement to be made available to Certificateholders by the Master Servicer on written request) setting forth the Class A Distribution Amount with respect to each Class of Class A Certificates and the Class B Distribution Amount with respect to each Class of Class B Certificates. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee and the Paying Agent shall be protected in relying upon the same without any independent check or verification.

            In addition to the reports required pursuant to this Section 4.04, the Master Servicer shall make available upon request to each Holder and each proposed transferee of a Class A-PO, Class B-4, Class B-5 or Class B-6 Certificate such additional information, if any, as may be required to permit the proposed transfer to be effected pursuant to Rule 144A.

            SECTION 4.05      REPORTS TO MORTGAGORS AND THE INTERNAL  REVENUE
SERVICE.

            The Master Servicer shall, in each year beginning after the Cut-Off Date, make the reports of foreclosures and abandonments of any Mortgaged Property as required by Code Section 6050J. In order to facilitate this reporting process, the Master Servicer shall request that each Servicer, on or before January 15th of each year, shall provide to the Internal Revenue Service, with copies to the Master Servicer, reports relating to each instance occurring during the previous calendar year in which such Servicer (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan serviced by such Servicer, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Servicers shall be in form and substance sufficient to meet the reporting requirements imposed by Code Section 6050J. In addition, each Servicer shall provide the Master Servicer with sufficient information to allow the Master Servicer to, for each year ending after the Cut-Off Date, provide, or cause to be provided, to the Internal Revenue Service and the Mortgagors such information as is required under Code Sections 6050H (regarding payment of interest) and 6050P (regarding cancellation of indebtedness).

            SECTION 4.06 CALCULATION OF AMOUNTS; BINDING EFFECT OF INTERPRETATIONS AND ACTIONS OF MASTER SERVICER.

            The Master Servicer will compute the amount of all distributions to be made on the Certificates and all losses to be allocated to the Certificates. In the event that the Master Servicer concludes that any ambiguity or uncertainty exists in any provisions of this Agreement relating to distributions to be made on the Certificates or the allocation of losses to the Certificates, the interpretation of such provisions and any actions taken by the Master Servicer in good faith to implement such interpretation shall be binding upon Certificateholders.

            SECTION 4.07      DETERMINATION OF LIBOR.

            On each Rate Determination Date, the Trustee shall determine LIBOR for the Distribution Date occurring in the succeeding month on the basis of the British Bankers' Association ("BBA") "Interest Settlement Rate" for one-month deposits in U.S. dollars as found on Telerate page 3750 as of 11:00 A.M. London time on such Rate Determination Date. As used herein, "Telerate page 3750" means the display designated as page 3750 on the Dow Jones Telerate Service.

            If on any Rate Determination Date the Trustee is unable to determine LIBOR on the basis of the method set forth in the preceding paragraph, LIBOR for the Distribution Date in the succeeding month will be whichever is higher of (x) LIBOR as determined on the previous Rate Determination Date or (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be the rate per annum which the Trustee determines to be either (A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month Eurodollar lending rates that the Reference Banks are quoting, on the relevant Rate Determination Date, to the principal London offices of at least two leading banks in the London interbank market or (b) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month Eurodollar lending rate that the Reference Banks are quoting on such Rate Determination Date to leading European banks.

            If on any Rate Determination Date the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in the preceding paragraph, LIBOR for the Distribution Date in the succeeding month will be LIBOR as determined on the previous Rate Determination Date, or, in the case of the first Rate Determination Date, 4.940%.

            The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the rates of interest applicable to each of the LIBOR Certificates in the absence of manifest error, will be final and binding. After a Rate Determination Date, the Trustee shall provide the Class A Pass-Through Rates of the LIBOR Certificates for the related Distribution Date to Beneficial Owners or Holders of LIBOR Certificates who place a telephone call to the Trustee at (704) 383-5272 and make a request therefor during normal working hours on any Business Day.

                                    ARTICLE V

                                THE CERTIFICATES

            SECTION 5.01      THE CERTIFICATES.

            (a) The Class A and Class B Certificates shall be issued only in minimum Denominations of a Single Certificate and, except for the Class A-PO, Class A-R and Class A-LR Certificates, integral multiples of $1,000 in excess thereof (except, if necessary, for one Certificate of each Class (other than the Class A-PO, Class A-R and Class A-LR Certificates) that evidences one Single Certificate plus such additional principal portion or notional amount as is required in order for all Certificates of such Class to equal the aggregate Original Principal Balance of such Class), and shall be substantially in the respective forms set forth as Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-11, A-12, A-13, A-14, A-PO, A-R, A-LR, B-1, B-2, B-3, B-4, B-5, B-6
and C (reverse side of Certificates) hereto. On original issue the Certificates shall be executed and delivered by the Trustee to or upon the order of the Seller upon receipt by the Trustee or the Custodian of the documents specified in Section 2.01. The aggregate principal portion (or notional amount) evidenced by the Class A and Class B Certificates shall be the sum of the amounts specifically set forth in the respective Certificates. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by any Responsible Officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless manually countersigned by a Responsible Officer of the Trustee, or unless there appears on such Certificate a certificate of authentication executed by the Authenticating Agent by manual signature, and such countersignature or certificate upon a Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

            Until such time as Definitive  Certificates  are issued  pursuant to
Section 5.07, each Book-Entry Certificate shall bear the following legend:

            "Unless this certificate is presented by an authorized representative of [the Clearing Agency] to the Seller or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [the Clearing Agency] or such other name as requested by an authorized representative of [the Clearing Agency] and any payment is made to [the Clearing Agency], any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, [the Clearing Agency], has an interest herein."

            (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Seller. Such Certificates shall initially be registered in the Certificate Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's interest in the Book-Entry Certificates, except as provided in Section 5.07. Unless and until definitive, fully registered certificates ("Definitive Certificates") have been issued to Beneficial Owners pursuant to
Section 5.07:

               (i) the provisions of this Section 5.01(b) shall be in full force and effect;

               (ii) the Seller, the Master Servicer, the Certificate Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates and the taking of actions by the Holders of Book-Entry Certificates) as the authorized representative of the Beneficial Owners;

               (iii) to the extent that the provisions of this Section 5.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 5.01(b) shall control;

               (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, with respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

               (v) the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

            For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified Voting Interests, such direction or consent shall be given by Beneficial Owners having the requisite Voting Interests, acting through the Clearing Agency.

            Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.07, copies of the reports or statements referred to in Section 4.04 shall be available to Beneficial Owners upon written request to the Trustee at the Corporate Trust Office.

            SECTION 5.02      REGISTRATION OF CERTIFICATES.

            (a) The Trustee shall cause to be kept at one of the offices or agencies to be maintained in accordance with the provisions of Section 5.06 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall act as, or shall appoint, a Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            Upon surrender for registration of transfer of any Certificate at any office or agency maintained for such purpose pursuant to Section 5.06 (and subject to the provisions of this Section 5.02) the Trustee shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate principal portion or Percentage Interest and of the same Class.

            At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized Denominations of a like aggregate principal portion or Percentage Interest and of the same Class upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar or the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            All Certificates surrendered for transfer and exchange shall be canceled by the Certificate Registrar, the Trustee or the Authenticating Agent in accordance with their standard procedures.

            (b) No transfer of a Class A-PO, Class B-4, Class B-5 or Class B-6 Certificate shall be made unless the registration requirements of the Securities Act of 1933, as amended, and any applicable State securities laws are complied with, or such transfer is exempt from the registration requirements under said Act and laws. In the event that a transfer is to be made in reliance upon an exemption from said Act or laws, (i) unless such transfer is made in reliance on Rule 144A, the Trustee or the Seller may, if such transfer is to be made within three years after the later of (i) the date of the initial sale of Certificates or (ii) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, require a Class A-PO, Class B-4, Class B-5 or Class B-6 Certificateholder to deliver a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller, to the effect that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer, and
(ii) the Trustee shall require the transferee (other than an affiliate of the Seller on the Closing Date) to execute an investment letter in the form of Exhibit J hereto certifying to the Seller and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee, the Seller or the Master Servicer. The Holder of a Class A-PO, Class B-4, Class B-5 or Class B-6 Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Neither the Seller nor the Trustee is under an obligation to register the Class A-PO, Class B-4, Class B-5 or Class B-6 Certificates under said Act or any other securities law.

            (c) No transfer of a Class A-14, Class A-PO or Class B Certificate shall be made (other than the transfer of the Class A-PO Certificates to an affiliate of the Seller on the Closing Date) unless the Trustee and the Seller shall have received (i) a representation letter from the transferee in the form of Exhibit J hereto, in the case of a Class A-PO, Class B-4, Class B-5 or Class B-6 Certificate, or in the form of Exhibit K hereto, in the case of a Class A-14, Class B-1, Class B-2 or Class B-3 Certificate, to the effect that either
(a) such transferee is not an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Code Section 4975, or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is to a material extent similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") and is not a person acting on behalf of or using the assets of any such Plan, which representation letter shall not be an expense of the Trustee, the Seller or the Master Servicer or (b) with respect to the Class A-14 or Class B Certificates only, if such transferee is an insurance company, (A) the source of funds used to purchase the Class A-14 or Class B Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), (B) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in
Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class A-14 or Class B Certificates are covered by Sections I and III of PTE 95-60 or (ii) in the case of any such Class A-14, Class A-PO or Class B Certificate presented for registration in the name of a Plan, or a trustee of any such Plan, (A) an Opinion of Counsel satisfactory to the Trustee and the Seller to the effect that the purchase or holding of such Class A-14, Class A-PO or Class B Certificate will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer and (B) such other opinions of counsel, officer's certificates and agreements as the Seller or the Master Servicer may require in connection with such transfer, which opinions of counsel, officers' certificates and agreements shall not be an expense of the Trustee, the Seller or the Master Servicer. The Class A-14, Class A-PO and Class B Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph.

            (d) No legal or beneficial interest in all or any portion of the Class A-R or Class A-LR Certificate may be transferred directly or indirectly to a "disqualified organization" within the meaning of Code Section 860E(e)(5) or an agent of a disqualified organization (including a broker, nominee, or middleman), to a Plan or a Person acting on behalf of or investing the assets of a Plan (such Plan or Person, an "ERISA Prohibited Holder") or to an individual, corporation, partnership or other person unless such transferee (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class A-R or Class A-LR Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class A-R or Class A-LR Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class A-R or Class A-LR Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clauses (i), (ii) or (iii) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not execute, and shall not authenticate (or cause the Authenticating Agent to authenticate) and deliver, a new Class A-R or Class A-LR Certificate in connection with any such transfer to a disqualified organization or agent thereof (including a broker, nominee or middleman), an ERISA Prohibited Holder or a Non-permitted Foreign Holder, and neither the Certificate Registrar nor the Trustee shall accept a surrender for transfer or registration of transfer, or register the transfer of, the Class A-R or Class A-LR Certificate, unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit H hereto, signed by the transferee, to the effect that the transferee is not such a disqualified organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, an ERISA Prohibited Holder or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Class A-R or Class A-LR Certificate to disqualified organizations, ERISA Prohibited Holders or Non-permitted Foreign Holders. Such affidavit shall also contain the statement of the transferee that (i) the transferee has historically paid its debts as they have come due and intends to do so in the future, (ii) the transferee understands that it may incur liabilities in excess of cash flows generated by the residual interest, (iii) the transferee intends to pay taxes associated with holding the residual interest as they become due and (iv) the transferee will not transfer the Class A-R or Class A-LR Certificate to any Person who does not provide an affidavit substantially in the form attached as Exhibit H hereto.

            The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Class A-R or Class A-LR Certificate, shall be accompanied by a written statement in the form attached as
Exhibit I hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has no actual knowledge that the transferee is a disqualified organization, ERISA Prohibited Holder or Non-permitted Foreign Holder, and has no knowledge or reason to know that the statements made by the transferee with respect to clauses (i) and (iii) of the last sentence of the preceding paragraph are not true. The Class A-R and Class A-LR Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

            Upon notice to the Master Servicer that any legal or beneficial interest in any portion of the Class A-R or Class A-LR Certificate has been transferred, directly or indirectly, to a disqualified organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Class A-R or Class A-LR Certificate in constructive trust for the last transferor who was not a disqualified organization or agent thereof, and such transferor shall be restored as the owner of such Class A-R or Class A-LR Certificate as completely as if such transfer had never occurred, provided that the Master Servicer may, but is not required to, recover any distributions made to such transferee with respect to the Class A-R or Class A-LR Certificate, and (ii) the Master Servicer agrees to furnish to the Internal Revenue Service and to any transferor of the Class A-R or Class A-LR Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of Code Section 860E(e) as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Class A-R or Class A-LR Certificate (or portion thereof) for periods after such transfer. At the election of the Master Servicer, the cost to the Master Servicer of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Master Servicer shall in no event be excused from furnishing such information.

            SECTION 5.03      MUTILATED,    DESTROYED,   LOST   OR   STOLEN
CERTIFICATES.

            If (i) any mutilated Certificate is surrendered to the Trustee or the Authenticating Agent, or the Trustee or the Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any
Certificate, and (ii) there is delivered to the Trustee or the Authenticating Agent such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trustee or the Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and authenticate (or cause the Authenticating Agent to authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and principal portion or Percentage Interest and of the same Class. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Trustee or the Authenticating Agent) in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Estate, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

            SECTION 5.04      PERSONS DEEMED OWNERS.

            Prior to the due presentation of a Certificate for registration of transfer, the Seller, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, and for all other purposes whatsoever, and neither the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

            SECTION 5.05 ACCESS TO LIST OF CERTIFICATEHOLDERS' NAMES AND ADDRESSES.

            (a) If the Trustee is not acting as Certificate Registrar, the Certificate Registrar shall furnish or cause to be furnished to the Trustee, within 15 days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

            (b) If five or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days following the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of the date more than 90 days prior to the date of receipt of such applicants' request and the Trustee is not the Certificate Registrar, the Trustee shall promptly request from the Certificate Registrar a current list as provided in paragraph (a) hereof, and shall afford such applicants access to such list promptly upon receipt.

            (c) Every   Certificateholder,   by   receiving   and   holding  a
Certificate, agrees with the Seller, the Master Servicer, the Certificate Registrar and the Trustee that neither the Seller, the Master Servicer, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names, addresses and Percentage Interests of the Certificateholders hereunder, regardless of the source from which such information was delivered.

            SECTION 5.06      MAINTENANCE OF OFFICE OR AGENCY.

            The Trustee will maintain, at its expense, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates and this Agreement may be served. The Trustee initially designates the Corporate Trust Office and the principal corporate trust office of the Authenticating Agent, if any, as its offices and agencies for said purposes.

            SECTION 5.07      DEFINITIVE CERTIFICATES.

            If (i)(A) the Master Servicer advises the Trustee in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates, and
(B) the Master Servicer is unable to locate a qualified successor, (ii) the Master Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency, or (iii) after the occurrence of dismissal or resignation of the Master Servicer, Beneficial Owners representing aggregate Voting Interests of not less than 51% of the aggregate Voting Interests of each outstanding Class of Book-Entry Certificates advise the Trustee through the Clearing Agency and Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Beneficial Owners, the Trustee shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Trustee by the Clearing Agency of the Certificates held of record by its nominee, accompanied by reregistration instructions and directions to execute and authenticate new Certificates from the Master Servicer, the Trustee shall execute and authenticate Definitive Certificates for delivery at its Corporate Trust Office. The Master Servicer shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Neither the Seller, the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on, such instructions.

            SECTION 5.08      NOTICES TO CLEARING AGENCY.

            Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 5.07, the Trustee shall give all such notices and communications specified herein to be given to Holders of Book-Entry Certificates to the Clearing Agency.

                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

            SECTION 6.01      LIABILITY OF THE SELLER AND THE MASTER SERVICER.

            The Seller and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Seller and the Master Servicer.

            SECTION 6.02 MERGER OR CONSOLIDATION OF THE SELLER OR THE MASTER SERVICER.

            Subject to the following paragraph, the Seller and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            The Seller or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Seller or Master Servicer shall be a party, or any Person succeeding to the business of the Seller or Master Servicer, shall be the successor of the Seller or Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that, in the case of the Master Servicer, any such successor or resulting Person shall be qualified to service mortgage loans for FNMA or FHLMC.

            SECTION 6.03 LIMITATION ON LIABILITY OF THE SELLER, THE MASTER SERVICER AND OTHERS.

            Neither the Seller nor the Master Servicer nor any subcontractor nor any of the partners, directors, officers, employees or agents of any of them shall be under any liability to the Trust Estate or the Certificateholders and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller, the Master Servicer, any subcontractor, and any partner, director, officer, employee or agent of any of them shall be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. The Seller, the Master Servicer and any of the directors, officers, employees or agents of either may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Seller nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and which in its opinion does not involve it in any expense or liability; provided, however, that the Seller or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder if the Certificateholders offer to the Seller or the Master Servicer, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Seller or the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, and such amounts shall, on the following Distribution Date or Distribution Dates, be allocated in reduction of distributions on the Class A and Class B Certificates in the same manner as Realized Losses are allocated pursuant to Section 4.02(a).

            SECTION 6.04      RESIGNATION OF THE MASTER SERVICER.

            The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

            SECTION 6.05      COMPENSATION TO THE MASTER SERVICER.

            The Master Servicer shall be entitled to receive a monthly fee equal to the Master Servicing Fee, as compensation for services rendered by the Master Servicer under this Agreement. The Master Servicer also will be entitled to any late reporting fees paid by a Servicer pursuant to its Servicing Agreement and any investment income on funds on deposit in the Certificate Account as additional compensation.

            SECTION 6.06      ASSIGNMENT  OR  DELEGATION  OF DUTIES BY MASTER
SERVICER.

            The Master Servicer shall not assign or transfer any of its rights, benefits or privileges under this Agreement to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer without the prior written consent of the Trustee, and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void. Notwithstanding the foregoing, the Master Servicer shall have the right without the prior written consent of the Trustee (i) to assign its rights and delegate its duties and obligations hereunder; provided, however, that (a) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for FNMA or FHLMC, is satisfactory to the Trustee, in the exercise of its reasonable judgment, and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer hereunder from and after the date of such agreement; and (b) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency; and (ii) to delegate to, subcontract with, authorize, or appoint an affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer under this Agreement and hereby agrees so to delegate, subcontract, authorize or appoint to an affiliate of the Master Servicer any duties, covenants or obligations to be performed and carried out by the Master Servicer to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Master Servicer is not authorized to do business as a foreign corporation but in which the affiliate is so authorized. In no case, however, shall any permitted assignment and delegation relieve the Master Servicer of any liability to the Trustee or the Seller under this Agreement, incurred by it prior to the time that the conditions contained in clause (i) above are met.

            SECTION 6.07      INDEMNIFICATION OF TRUSTEE AND SELLER BY MASTER
SERVICER.

            The Master Servicer shall indemnify and hold harmless the Trustee and the Seller and any director, officer or agent thereof against any loss, liability or expense, including reasonable attorney's fees, arising out of, in connection with or incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement. Any payment pursuant to this Section made by the Master Servicer to the Trustee or the Seller shall be from such entity's own funds, without reimbursement therefor. The provisions of this Section 6.07 shall survive the termination of this Agreement.

            SECTION 6.08 MASTER SERVICER COVENANTS CONCERNING YEAR 2000 COMPLIANCE.

            The Master Servicer covenants that it is working to modify its computer and other systems used in the performance of its duties as master servicer for the Certificates to operate in a manner such that, on and after January 1, 2000, the Master Servicer can perform its duties in accordance with the terms of this Agreement.

                                   ARTICLE VII

                                     DEFAULT

            SECTION 7.01      EVENTS OF DEFAULT.

            In case one or more of the following Events of Default by the Master Servicer shall occur and be continuing, that is to say:

               (i) any failure by the Master Servicer (a) to remit any funds to the Paying Agent as required by Section 4.03 or (b) to distribute or cause to be distributed to Certificateholders any payment required to be made by the Master Servicer under the terms of this Agreement which, in either case, continues unremedied for a period of three business days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

               (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates; or

               (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days; or

               (iv) the Master Servicer shall consent to the appointment of a trustee, conservator, receiver or liquidator or liquidating committee in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer, or of or relating to all or substantially all of its property; or

               (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

               (vi) the Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets; or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer, as specified in Section 6.02 hereof; or

               (vii) the Master Servicer and any subservicer appointed by it becomes ineligible to service for both FNMA and FHLMC, which ineligibility continues unremedied for a period of 90 days.

then, and in each and every such case, subject to applicable law, so long as an Event of Default shall not have been remedied, either the Trustee or the holders of Certificates evidencing in the aggregate not less than 66 2/3% of the aggregate Voting Interest represented by all Certificates, by notice in writing to the Master Servicer (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans, but without prejudice to any rights which the Master Servicer may have to the aggregate Master Servicing Fees due prior to the date of transfer of the Master Servicer's responsibilities hereunder, reimbursement of expenses to the extent permitted by this Agreement, Periodic Advances and other advances of its own funds. Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, subject to the provisions of Section 7.05; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder and shall promptly provide the Trustee all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trustee all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans.

            SECTION 7.02      OTHER REMEDIES OF TRUSTEE.

            During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            SECTION 7.03 DIRECTIONS BY CERTIFICATEHOLDERS AND DUTIES OF TRUSTEE DURING EVENT OF DEFAULT.

            During the continuance of any Event of Default, Holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the rights or powers vested in it by this agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the nonassenting Certificateholders.

            SECTION 7.04 ACTION UPON CERTAIN FAILURES OF THE MASTER SERVICER AND UPON EVENT OF DEFAULT.

            In the event that the Trustee shall have knowledge of any failure of the Master Servicer specified in Section 7.01(i) or (ii) which would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee or the Trustee may, but need not if the Trustee deems it not in the Certificateholders' best interest, give notice thereof to the Master Servicer. For all purposes of this Agreement, in the absence of actual knowledge by a corporate trust officer of the Trustee, the Trustee shall not be deemed to have knowledge of any failure of the Master Servicer as specified in Section 7.01(i) and (ii) or any Event of Default unless notified thereof in writing by the Master Servicer or by a Certificateholder.

            SECTION 7.05      TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

            When the Master Servicer receives notice of termination  pursuant to
Section 7.01 or the Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 6.04, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall have the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and in its capacity as such successor shall have the same limitation of liability herein granted to the Master Servicer. In the event that the Trustee is succeeding to the Master Servicer as the Master Servicer, as compensation therefor, the Trustee shall be entitled to receive monthly such portion of the Master Servicing Fee, together with such other servicing compensation as is agreed to at such time by the Trustee and the Master Servicer, but in no event more than 25% thereof until the date of final cessation of the Master Servicer's servicing activities hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or to obtain a qualifying bid as described below, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution having a net worth of not less than $10,000,000 and meeting such other standards for a successor servicer as are set forth herein, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that until such a successor master servicer is appointed and has assumed the responsibilities, duties and liabilities of the Master Servicer hereunder, the Trustee shall continue as the successor to the Master Servicer as provided above. The compensation of any successor master servicer so appointed shall not exceed the compensation specified in Section 6.05 hereof. In the event the Trustee is required to solicit bids as provided above, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in the preceding sentence for the purchase of the master servicing functions. Such public announcement shall specify that the successor master servicer shall be entitled to the full amount of the Master Servicing Fee as compensation together with the other servicing compensation in the form of late reporting fees or otherwise as provided in Section 6.05. Within 30 days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the master servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trustee shall deduct all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder from any sum received by the Trustee from the successor to the Master Servicer in respect of such sale, transfer and assignment. After such deductions, the remainder of such sum shall be paid by the Trustee to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trustee and any successor servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor master servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's function hereunder and shall promptly also transfer to the Trustee or such successor master servicer, as applicable, all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by
(i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. Notwithstanding anything to the contrary contained in Section 7.01 above or this Section 7.05, the Master Servicer shall retain all of its rights and responsibilities hereunder, and no successor (including the Trustee) shall succeed thereto, if the assumption thereof by such successor would cause the rating assigned to any Certificates to be revoked, downgraded or placed on credit review status (other than for possible upgrading) by either Rating Agency and the retention thereof by the Master Servicer would avert such revocation, downgrading or review.

            SECTION 7.06      NOTIFICATION TO CERTIFICATEHOLDERS.

            Upon any termination of the Master Servicer or appointment of a successor master servicer, in each case as provided herein, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, unless such Event of Default shall have been cured or waived within said 45 day period.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

            SECTION 8.01      DUTIES OF TRUSTEE.

            The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured), the Trustee, subject to the provisions of Sections 7.01, 7.03, 7.04 and 7.05, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any certificate, statement, instrument, report, notice or other document furnished by the Master Servicer or the Servicers pursuant to Articles III, IV and IX.

            No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

               (i)Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee, and conforming to the requirements of this Agreement;

               (ii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of holders of Certificates which evidence in the aggregate not less than 25% of the Voting Interest represented by all Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

               (iii) The Trustee shall not be liable for any error of judgment made in good faith by any of its Responsible Officers, unless it shall be proved that the Trustee or such Responsible Officer, as the case may be, was negligent in ascertaining the pertinent facts.

            None of the provisions contained in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            SECTION 8.02      CERTAIN MATTERS AFFECTING THE TRUSTEE.

            Except as otherwise provided in Section 8.01:

               (i) The Trustee may request and rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Trustee may prescribe;

               (ii) The Trustee may consult with counsel, and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

               (iii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (iv) Subject to Section 7.04, the Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer until such time as the Trustee may be required to act as Master Servicer pursuant to Section 7.05 and thereupon only for the acts or omissions of the Trustee as successor Master Servicer; and

               (v) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            SECTION 8.03      TRUSTEE NOT REQUIRED TO MAKE INVESTIGATION.

            Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, Mortgage, Mortgage Note or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interest represented by all Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Master Servicer or, if paid by the Trustee shall be repaid by the Master Servicer upon demand.

            SECTION 8.04      TRUSTEE NOT LIABLE FOR CERTIFICATES OR MORTGAGE
LOANS.

            The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller, and the Trustee assumes no responsibility as to the correctness of the same. The Trustee makes no any representation for the correctness of the same. The Trustee makes no any representation as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Subject to Section 2.04, the Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans deposited into the Certificate Account by the Master Servicer or, in its capacity as trustee, for investment of any such amounts.

            SECTION 8.05      TRUSTEE MAY OWN CERTIFICATES.

            The Trustee, and any agent thereof, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or such agent and may transact banking and/or trust business with the Seller, the Master Servicer or their Affiliates.

            SECTION 8.06      THE MASTER SERVICER TO PAY FEES AND EXPENSES.

            The Master Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and the Master Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement, or advance as may arise from its negligence or bad faith.

            SECTION 8.07      ELIGIBILITY REQUIREMENTS.

            The Trustee hereunder shall at all times (i) be a corporation or association having its principal office in a state and city acceptable to the Seller, organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that its separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, (ii) be subject to supervision or examination by federal or state authority and (iii) have a credit rating or be otherwise acceptable to the Rating Agencies such that neither of the Rating Agencies would reduce their respective then current ratings of the Certificates (or have provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.08.

            SECTION 8.08      RESIGNATION AND REMOVAL.

            The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice of resignation to the Master Servicer, such resignation to be effective upon the appointment of a successor trustee. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning entity and one copy to its successor. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.07 and shall fail to resign after written request for its resignation by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or an order for relief shall have been entered in any bankruptcy or insolvency proceeding with respect to such entity, or a receiver of such entity or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of the property or affairs of the Trustee for the purpose of rehabilitation, conversion or liquidation, or the Master Servicer shall deem it necessary in order to change the situs of the Trust Estate for state tax reasons, then the Master Servicer shall remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

            The Holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interests represented by all Certificates (except that any Certificate registered in the name of the Seller, the Master Servicer or any affiliate thereof will not be taken into account in determining whether the requisite Voting Interests has been obtained) may at any time remove the Trustee and appoint a successor by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set of which shall be delivered to the entity or entities so removed and one complete set of which shall be delivered to the successor so appointed.

            Any resignation or removal of the Trustee and appointment of a successor pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor as provided in Section 8.09.

            SECTION 8.09      SUCCESSOR.

            Any successor trustee appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective, and such successor, without any further act, deed or reconveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to its successor all Owner Mortgage Loan Files and related documents and statements held by it hereunder (other than any Owner Mortgage Loan Files at the time held by a Custodian, which Custodian shall become the agent of any successor trustee hereunder), and the Seller, the Master Servicer and the predecessor entity shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations. No successor shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.07

            Upon acceptance of appointment by a successor as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

            SECTION 8.10      MERGER OR CONSOLIDATION.

            Any Person into which the Trustee may be merged or converted or with which it may be consolidated, to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of such entity, shall be the successor of the Trustee hereunder; provided, however, that
(i) such Person shall be eligible under the provisions of Section 8.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, and (ii) the Trustee shall deliver an Opinion of Counsel to the Seller and the Master Servicer to the effect that such merger, consolidation, sale or transfer will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to federal, state or local tax or cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC, which Opinion of Counsel shall be at the sole expense of the Trustee.

            SECTION 8.11      AUTHENTICATING AGENT.

            The Trustee may appoint an Authenticating Agent, which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's countersignature, such reference shall be deemed to include authentication on behalf of the Trustee by the Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by the Authenticating Agent. The Authenticating Agent must be acceptable to the Seller and the Master Servicer and must be a corporation organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in a state and city acceptable to the Seller and the Master Servicer, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            The  Authenticating  Agent may at any time resign by giving at least
30 days' advance written notice of resignation to the Trustee, the Seller and the Master Servicer. The Trustee may at any time terminate the agency of the Authenticating Agent by giving written notice thereof to the Authenticating Agent, the Seller and the Master Servicer. Upon receiving a notice of
resignation  or  upon  such  a   termination,   or  in  case  at  any  time  the
Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, the Trustee promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Master Servicer, and shall give written notice of such appointment to the Seller, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.11.

            The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee. Any reasonable compensation paid to the Authenticating Agent shall be a reimbursable expense under Section 8.06.

            SECTION 8.12      SEPARATE TRUSTEES AND CO-TRUSTEES.

            The Trustee shall have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee, or as separate trustees, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business, where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a Mortgaged Property is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a Mortgaged Property is located or in any state in which any portion of the Trust Estate is located. The Master Servicer shall advise the Trustee when, in its good faith opinion, a separate trustee or co-trustee is necessary or advisable as aforesaid. The separate trustees or co-trustees so appointed shall be trustees for the benefit of all of the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The Seller and the Master Servicer shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment.

            Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all powers, duties, obligations and rights conferred upon the Trustee, in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

               (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee;

               (iii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

               (iv) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee so appointed by it, if such resignation or removal does not violate the other terms of this Agreement.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be furnished to the Trustee.

            Any separate trustee, co-trustee, or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee.

            No separate trustee or co-trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.07 hereunder and no notice to Certificateholders of the appointment thereof shall be required under Section 8.09 hereof.

            The Trustee agrees to instruct its co-trustees, if any, to the extent necessary to fulfill such entity's obligations hereunder.

            The Master Servicer shall pay the reasonable compensation of the co-trustees to the extent, and in accordance with the standards, specified in
Section 8.06 hereof.

            SECTION 8.13      APPOINTMENT OF CUSTODIANS.

            The Trustee may at any time on or after the Closing Date, with the consent of the Master Servicer and the Seller, appoint one or more Custodians to hold all or a portion of the Owner Mortgage Loan Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to this Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $10,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Owner Mortgage Loan File. Each Custodial Agreement may be amended only as provided in Section 10.01(a).

            SECTION 8.14      TAX MATTERS; COMPLIANCE WITH REMIC PROVISIONS.

            (a) Each of the Trustee and the Master Servicer covenants and agrees that it shall perform its duties hereunder in a manner consistent with the REMIC Provisions and shall not knowingly take any action or fail to take any action that would (i) affect the determination of the Trust Estate's status as two separate REMICs, or (ii) cause the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate. The Master Servicer, or, in the case of any tax return or other action required by law to be performed directly by the Trustee, the Trustee shall (i) prepare or cause to be prepared, timely cause to be signed by the Trustee and file or cause to be filed annual federal and applicable state and local income tax returns for each of the Upper-Tier REMIC and the Lower-Tier REMIC using a calendar year as the taxable year and the accrual method of accounting; (ii) in the first such federal tax returns, make, or cause to be made, elections satisfying the requirements of the REMIC Provisions, on behalf of the Trust Estate, to treat each of the Upper-Tier REMIC and the Lower-Tier REMIC as a REMIC; (iii) prepare, execute and forward, or cause to be prepared, executed and forwarded, to the Certificateholders all information reports or tax returns required with respect to the Trust Estate, as and when required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including without limitation information reports relating to "original issue discount" and "market discount" as defined in the Code based upon the issue prices, prepayment assumption and cash flows provided by the Seller to the Trustee and calculated on a monthly basis by using the issue prices of the Certificates; (iv) make available information necessary for the application of any tax imposed on transferors of residual interests to "disqualified organizations" (as defined in the REMIC Provisions); (v) file Forms SS-4 and 8811 and respond to inquiries by Certificateholders or their nominees concerning information returns, reports or tax returns; (vi) maintain (or cause to be maintained by the Servicers) such records relating to the Upper-Tier REMIC and the Lower-Tier REMIC, including but not limited to the income, expenses, individual Mortgage Loans (including REO Mortgage Loans, other assets and liabilities of each REMIC, and the fair market value and adjusted basis of the property of each REMIC determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns or information reports; (vii) exercise reasonable care not to allow the creation of any "interests" in either the Upper-Tier REMIC or the Lower-Tier REMIC within the meaning of Code Section 860D(a)(2) other than the interests in the Upper-Tier REMIC represented by the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-PO and Class A-R Certificates and the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates and the interests in the Lower-Tier REMIC represented by the Class A-L1, Class A-L5, Class A-L7, Class A-L8, Class A-L12, Class A-L14, Class A-LPO, Class A-LUR, Class B-L1, Class B-L2, Class B-L3, Class B-L4, Class B-L5 and Class B-L6 Interests and the Class A-LR Certificate; (viii) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code Section 860F(a), unless the Master Servicer shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject either the Upper-Tier REMIC or Lower-Tier REMIC or the Trust Estate to tax or (c) cause the Trust Estate to fail to qualify as two separate REMICs; (ix) exercise reasonable care not to allow either the Upper-Tier REMIC or the Lower-Tier REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC; (x) pay (on behalf of the Upper-Tier REMIC or the Lower-Tier REMIC) the amount of any federal income tax, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property, and taxes on certain contributions to a REMIC after the Startup Day, imposed on the Upper-Tier REMIC or Lower-Tier REMIC, as the case may be, when and as the same shall be due and payable (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings); and (xi) if required or permitted by the Code and applicable law, act as "tax matters person" for the Upper-Tier REMIC and the Lower-Tier REMIC within the meaning of Treasury Regulations Section 1.860F-4(d), and the Master Servicer is hereby designated as agent of the Class A-R and Class A-LR Certificateholders for such purpose (or if the Master Servicer is not so permitted, the Holders of the Class A-R and Class A-LR Certificates shall be tax matters persons for the Upper-Tier REMIC and the Lower-Tier REMIC, respectively, in accordance with the REMIC Provisions). The Master Servicer shall be entitled to be reimbursed pursuant to Section 3.02 for any taxes paid by it pursuant to clause (x) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, willful misfeasance or gross negligence of the Master Servicer in the performance of its obligations hereunder. The Trustee shall sign the tax returns referred to in clause (i) of the second preceding sentence.

            In order to enable the Master Servicer or the Trustee, as the case may be, to perform its duties as set forth above, the Seller shall provide, or cause to be provided, to the Master Servicer within ten days after the Closing Date all information or data that the Master Servicer determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of each Class of Certificates and the Mortgage Loans in the aggregate. Thereafter, the Seller shall provide to the Master Servicer or the Trustee, as the case may be, promptly upon request therefor, any such additional information or data that the Master Servicer or the Trustee, as the case may be, may from time to time request in order to enable the Master Servicer to perform its duties as set forth above. The Seller hereby indemnifies the Master Servicer or the Trustee, as the case may be, for any losses, liabilities, damages, claims or expenses of the Master Servicer or the Trustee arising from any errors or miscalculations by the Master Servicer or the Trustee pursuant to this Section that result from any failure of the Seller to provide, or to cause to be provided, accurate information or data to the Master Servicer or the Trustee, as the case may be, on a timely basis. The Master Servicer hereby indemnifies the Seller and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller or the Trustee arising from the Master Servicer's willful misfeasance, bad faith or gross negligence in preparing any of the federal, state and local tax returns of either REMIC as described above. In the event that the Trustee prepares any of the federal, state and local tax returns of either REMIC as described above, the Trustee hereby indemnifies the Seller and the Master Servicer for any losses, liabilities, damages, claims or expenses of the Seller or the Master Servicer arising from the Trustee's willful misfeasance, bad faith or negligence in connection with such preparation.

            (b) Notwithstanding anything in this Agreement to the contrary, each of the Master Servicer and the Trustee shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate (including, without limitation, any and all federal, state or local taxes, including taxes imposed on "prohibited transactions" within the meaning of the REMIC Provisions) if and to the extent that such costs, liabilities and expenses arise from a failure of the Master Servicer or the Trustee to, respectively, perform its obligations under this Section 8.14.

            SECTION 8.15      MONTHLY ADVANCES.

            In the event that Norwest Mortgage fails to make a Periodic Advance required to be made pursuant to the Norwest Servicing Agreement on or before the Distribution Date, the Trustee shall make a Periodic Advance as required by
Section 3.03 hereof; provided, however, the Trustee shall not be required to make such Periodic Advances if prohibited by law or if it determines that such Periodic Advance would be a Nonrecoverable Advance. With respect to those Periodic Advances which should have been made by Norwest Mortgage, the Trustee shall be entitled, pursuant to Section 3.02(a)(i), (ii) or (v) hereof, to be reimbursed from the Certificate Account for Periodic Advances and Nonrecoverable Advances made by it.

            SECTION 8.16      TRUSTEE   COVENANTS   CONCERNING   YEAR   2000
COMPLIANCE.

            The Trustee covenants that it is working to modify its computer and other systems used in the performance of its duties as trustee for the Certificates to operate in a manner such that, on and after January 1, 2000, the Trustee can perform its duties in accordance with the terms of this Agreement.

                                   ARTICLE IX

                                   TERMINATION

            SECTION 9.01 TERMINATION UPON PURCHASE BY THE SELLER OR LIQUIDATION OF ALL MORTGAGE LOANS.

            Subject to Section 9.02, the respective obligations and responsibilities of the Seller, the Master Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Master Servicer to send certain notices as hereinafter set forth and the tax reporting obligations under Sections 4.05 and 8.14 hereof) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of (i) the purchase by the Seller of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loan) as of the Final Distribution Date, and (y) the fair market value of the Mortgaged Property related to any REO Mortgage Loan (as determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Section 9.01), plus any accrued and unpaid interest through the last day of the month preceding the month of such purchase at the applicable Mortgage Interest Rate less any Fixed Retained Yield on each Mortgage Loan (including any REO Mortgage Loan) and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate (including for this purpose the discharge of any Mortgagor under a defaulted Mortgage Loan on which a Servicer is not obligated to foreclose due to environmental impairment) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Seller to purchase all the assets of the Trust Estate pursuant to clause (i) of the preceding paragraph are subject to Section
9.02 and conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans as of the Final Distribution Date being less than the amount set forth in
Section 11.22. In the case of any purchase by the Seller pursuant to said clause
(i),  the Seller  shall  provide to the  Trustee the  certification  required by
Section 3.04 and the Trustee and the Custodian shall, promptly following payment of the purchase price, release to the Seller the Owner Mortgage Loan Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Estate) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the twentieth day of the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made (except in the case of any Class A Certificate surrendered on a prior Distribution Date pursuant to Section 4.01) only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer, the Master Servicer shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Estate computed as above provided. Failure to give notice of termination as described herein shall not entitle a Certificateholder to any interest beyond the interest payable on the Final Distribution Date.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders on the Final Distribution Date in proportion to their respective Percentage Interests an amount equal to
(i) as to the Classes of Class A Certificates, the respective Principal Balance together with any related Class A Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Interest Accrual Amount, (ii) as to the Classes of Class B Certificates, the respective Principal Balance together with any related Class B Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Interest Accrual Amount and (iii) as to the Class A-R and Class A-LR Certificates, the amounts, if any, which remain on deposit in the Upper-Tier Certificate Account and the Certificate Account, respectively (other than amounts retained to meet claims) after application pursuant to clauses (i), (ii) and (iii) above and payment to the Master Servicer of any amounts it is entitled as reimbursement or otherwise hereunder. Such amount shall be distributed in respect of interest and principal in respect of the Uncertificated Lower-Tier Interests in the same amounts as distributed to their Corresponding Upper-Tier Class or Classes in the manner specified in Section 4.01(a)(ii). Notwithstanding the foregoing, if the price paid pursuant to clause (i) of the first paragraph of this Section 9.01, after reimbursement to the Servicers, the Master Servicer and the Trustee of any Periodic Advances, is insufficient to pay in full the amounts set forth in clauses (i), (ii) and (iii) of this paragraph, then any shortfall in the amount available for distribution to Certificateholders shall be allocated in reduction of the amounts otherwise distributable on the Final Distribution Date in the same manner as Realized Losses are allocated pursuant to Sections 4.02(b) and 4.02(g) hereof. Such distribution on the Final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class of Certificates.

            In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation within three months following the Final Distribution Date, the Trustee shall on such date cause all funds, if any, in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

            SECTION 9.02      ADDITIONAL TERMINATION REQUIREMENTS.

            In the event of a termination of the Trust Estate upon the exercise by the Seller of its purchase option as provided in Section 9.01, the Trust Estate shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that any other manner of termination (i) will constitute a "qualified liquidation" of the Trust Estate within the meaning of Code Section 860F(a)(4)(A) and (ii) will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to federal tax or cause the Trust Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

               (i)The notice given by the Master Servicer under Section 9.01 shall provide that such notice constitutes the adoption of a plan of complete liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which the first such notice is mailed to Certificateholders). The Master Servicer shall also specify such date in a statement attached to the final tax returns of the Upper-Tier REMIC and the Lower-Tier REMIC; and

               (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trustee shall sell all of the assets of the Trust Estate to the Seller for cash at the purchase price specified in Section 9.01 and shall distribute such cash within 90 days of such adoption in the manner specified in Section 9.01.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

            SECTION 10.01     AMENDMENT.

            (a) This Agreement or any Custodial Agreement may be amended from time to time by the Seller, the Master Servicer, the Trust Administrator and the Trustee, without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein,
(iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as two separate REMICs at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any federal tax on the Trust Estate, the Upper-Tier REMIC or the Lower-Tier REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Upper-Tier Certificate Account and Lower-Tier Certificate Account provided that
(a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Certificates as evidenced by a letter from each Rating Agency to such effect,
(v) to modify, eliminate or add to the provisions of Section 5.02 or any other provisions hereof restricting transfer of the Certificates, provided that the Master Servicer for purposes of Section 5.02 has determined in its sole discretion that any such modifications to this Agreement will neither adversely affect the rating on the Certificates nor give rise to a risk that either the Upper-Tier or Lower-Tier REMIC or any of the Certificateholders will be subject to a tax caused by a transfer to a non-permitted transferee and (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

            This Agreement or any Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer, the Trust Administrator and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the aggregate Voting Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall
(i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Voting Interests aggregating not less than 66-2/3% or (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

            Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to tax or cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

            Promptly after the execution of any amendment requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

            It shall not be necessary for the consent of Certificateholders under this Section 10.01(a) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            (b) Notwithstanding any contrary provision of this Agreement, the Master Servicer may, from time to time, amend Schedule I hereto without the consent of any Certificateholder or the Trustee; provided, however, (i) that such amendment does not conflict with any provisions of the related Servicing Agreement, (ii) that the related Servicing Agreement provides for the remittance of each type of Unscheduled Principal Receipts received by such Servicer during the Applicable Unscheduled Principal Receipt Period (as so amended) related to each Distribution Date to the Master Servicer no later than the 24th day of the month in which such Distribution Date occurs and (iii) that such amendment is for the purpose of:

               (i) changing the  Applicable   Unscheduled   Principal  Receipt
      Period for Exhibit F-1 Mortgage Loans to a Mid-Month Receipt Period with respect to all Unscheduled Principal Receipts; or

               (ii) changing the Applicable Unscheduled Principal Receipt Period for all Mortgage Loans serviced by any Servicer to a Mid-Month Receipt Period with respect to Full Unscheduled Principal Receipts and to a Prior Month Receipt Period with respect to Partial Unscheduled Principal Receipts.

            A copy of any amendment to Schedule I pursuant to this Section 10.01(b) shall be promptly forwarded to the Trustee.

            SECTION 10.02     RECORDATION OF AGREEMENT.

            This Agreement (or an abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the towns or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            SECTION 10.03     LIMITATION ON RIGHTS OF CERTIFICATEHOLDERS.

            The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Estate, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No   Certificateholder,   solely  by   virtue   of  its   status  as
Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Voting Interest represented by all Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            SECTION 10.04     GOVERNING LAW; JURISDICTION.

            This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 10.05     NOTICES.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested (i) in the case of the Seller, to Norwest Asset Securities Corporation, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Chief Executive Officer, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Seller, (ii) in the case of the Master Servicer, to Norwest Bank Minnesota, National Association, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Vice President or such other address as may hereafter be furnished to the Seller and the Trustee in writing by the Master Servicer and
(iii) in the case of the Trustee, to the Corporate Trust Office, or such other address as may hereafter be furnished to the Seller and the Master Servicer in writing by the Trustee, in each case Attention: Corporate Trust Department. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice, provided, however, that any demand, notice or communication to or upon the Seller, the Master Servicer or the Trustee shall not be effective until received.

            For all purposes of this Agreement, in the absence of actual knowledge by an officer of the Master Servicer, the Master Servicer shall not be deemed to have knowledge of any act or failure to act of any Servicer unless notified thereof in writing by the Trustee, such Servicer or a Certificateholder.

            SECTION 10.06     SEVERABILITY OF PROVISIONS.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            SECTION 10.07     SPECIAL NOTICES TO RATING AGENCIES.

            (a) The Trustee shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which it has notice:

               (i) any   amendment    to   this    Agreement    pursuant    to
      Section 10.01(a);

               (ii) any sale or transfer of the Class B Certificates pursuant to Section 5.02 to an affiliate of the Seller;

               (iii) any assignment by the Master Servicer of its rights and delegation of its duties pursuant to Section 6.06;

               (iv)  any  resignation  of the Master  Servicer  pursuant to
      Section 6.04;

               (v) the occurrence of any of the Events of Default  described in
      Section 7.01;

               (vi) any  notice  of   termination   given  to  the  Master
      Servicer pursuant to Section 7.01;

               (vii) the appointment of any successor to the Master Servicer pursuant to Section 7.05; or

               (viii) the making of a final payment pursuant to Section 9.01.

            (b) The Master Servicer shall give prompt notice to each Rating Agency of the occurrence of any of the following events:

               (i) the appointment of a Custodian pursuant to Section 2.02;

               (ii)  the resignation or removal of the Trustee  pursuant to
      Section 8.08;

               (iii) the appointment of a successor trustee pursuant to Section 8.09; or

               (iv) the sale, transfer or other disposition in a single transaction of 50% or more of the equity interests in the Master Servicer.

            (c) The Master Servicer shall deliver to each Rating Agency:

               (i) reports prepared pursuant to Section 3.05; and

               (ii) statements prepared pursuant to Section 4.04.

            SECTION 10.08     COVENANT OF SELLER.

            The Seller shall not amend Article Third of its Certificate of Incorporation without the prior written consent of each Rating Agency rating the Certificates.

            SECTION 10.09     RECHARACTERIZATION.

            The Parties intend the conveyance by the Seller to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted to the Trustee a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans.

                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

            SECTION 11.01     CLASS A FIXED PASS-THROUGH RATE.

            The Class A Fixed Pass-Through Rate is 6.500% per annum.

            SECTION 11.02     CUT-OFF DATE.

            The Cut-Off Date for the Certificates is May 1, 1999.

            SECTION 11.03     CUT-OFF DATE AGGREGATE PRINCIPAL BALANCE.

            The Cut-Off Date Aggregate Principal Balance is $300,163,218.54.

            SECTION 11.04     ORIGINAL CLASS A PERCENTAGE.

            The Original Class A Percentage is 95.99131929%.

            SECTION 11.05 ORIGINAL PRINCIPAL BALANCES OF THE CLASSES OF CLASS A CERTIFICATES.

            As to the following Classes of Class A Certificates, the Principal Balance of such Class as of the Cut-Off Date, as follows:

                                            Original
                      Class             Principal Balance
                      -----             -----------------

                    Class A-1            $10,000,000.00
                    Class A-2            $13,000,000.00
                    Class A-3            $17,119,000.00
                    Class A-4            $21,297,000.00
                    Class A-5            $24,748,000.00
                    Class A-7           $110,625,000.00
                    Class A-8             $3,929,000.00
                    Class A-9             $3,929,000.00
                    Class A-10           $44,250,000.00
                    Class A-11           $12,828,000.00
                    Class A-12            $4,185,000.00
                    Class A-13           $18,605,000.00
                    Class A-14            $2,992,000.00
                    Class A-PO              $649,468.62
                    Class A-R                   $100.00
                    Class A-LR                  $100.00

            SECTION 11.05(A)  ORIGINAL CLASS A-6 NOTIONAL AMOUNT.

            The Original Class A-6 Notional Amount is $24,748,000.00.

            SECTION 11.06     ORIGINAL CLASS A NON-PO PRINCIPAL BALANCE.

            The Original Class A Non-PO Principal Balance is $287,507,200.00.

            SECTION 11.07     ORIGINAL SUBORDINATED PERCENTAGE.

            The Original Subordinated Percentage is 4.00868071%.

            SECTION 11.08     ORIGINAL CLASS B-1 PERCENTAGE.

            The Original Class B-1 Percentage is 2.10441090%.

            SECTION 11.09     ORIGINAL CLASS B-2 PERCENTAGE.

            The Original Class B-2 Percentage is 0.80163265%.

            SECTION 11.10     ORIGINAL CLASS B-3 PERCENTAGE.

            The Original Class B-3 Percentage is 0.35090209%.

            SECTION 11.11     ORIGINAL CLASS B-4 PERCENTAGE.

            The Original Class B-4 Percentage is 0.35056821%.

            SECTION 11.12     ORIGINAL CLASS B-5 PERCENTAGE.

            The Original Class B-5 Percentage is 0.17060986%.

            SECTION 11.13     ORIGINAL CLASS B-6 PERCENTAGE.

            The Original Class B-6 Percentage is 0.23055700%.

            SECTION 11.14     ORIGINAL CLASS B PRINCIPAL BALANCE.

            The Original Class B Principal Balance is $12,006,549.92.

            SECTION 11.15 ORIGINAL PRINCIPAL BALANCES OF THE CLASSES OF CLASS B CERTIFICATES.

            As to the following Classes of Class B Certificate, the Principal Balance of such Class as of the Cut-Off Date, is as follows:
                                    Original
              Class              Principal Balance
              -----              -----------------

            Class B-1             $6,303,000.00
            Class B-2             $2,401,000.00
            Class B-3             $1,051,000.00
            Class B-4             $1,050,000.00
            Class B-5               $511,000.00


            SECTION 11.16     ORIGINAL CLASS B-1 FRACTIONAL INTEREST.

            The Original Class B-1 Fractional Interest is 1.90426981%.

            SECTION 11.17     ORIGINAL CLASS B-2 FRACTIONAL INTEREST.

            The Original Class B-2 Fractional Interest is 1.10263716%.

            SECTION 11.18     ORIGINAL CLASS B-3 FRACTIONAL INTEREST.

            The Original Class B-3 Fractional Interest is 0.75173507%.

            SECTION 11.19     ORIGINAL CLASS B-4 FRACTIONAL INTEREST.

            The Original Class B-4 Fractional Interest is 0.40116686%.

            SECTION 11.20     ORIGINAL CLASS B-5 FRACTIONAL INTEREST.

            The Original  B-5 Fractional Interest is 0.23055700%.

            SECTION 11.21     CLOSING DATE.

            The Closing Date is May 28, 1999.

            SECTION 11.22     RIGHT TO PURCHASE.

            The right of the Seller to purchase all of the Mortgage Loans pursuant to Section 9.01 hereof shall be conditioned upon the Pool Scheduled Principal Balance of the Mortgage Loans being less than $30,016,321.85 (10% of the Cut-Off Date Aggregate Principal Balance) at the time of any such purchase.

            SECTION 11.23     WIRE TRANSFER ELIGIBILITY.

            With respect to the Class A (other than the Class A-6, Class A-PO, Class A-R and Class A-LR Certificates) and the Class B Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is $500,000. With respect to the Class A-6 and Class A-PO Certificates, the minimum
Denomination eligible for wire transfer on each Distribution Date is 100% Percentage Interest. The Class A-R and Class A-LR Certificates are not eligible for wire transfer.

            SECTION 11.24     SINGLE CERTIFICATE.

            A Single Certificate for each Class of Class A Certificates (other than the Class A-6, Class A-8, Class A-9, Class A-PO, Class A-R and Class A-LR Certificates) and each Class of the Class B Certificates (other than the Class B-4, Class B-5 and Class B-6 Certificates) represents a $100,000 Denomination. A Single Certificate for the Class A-6 Certificates represents a $12,374,000.00 Denomination. A Single Certificate for the Class A-8 and Class A-9 Certificates represents a $1,000 Denomination. A Single Certificate for the Class A-R and Class A-LR Certificates represents a $100 Denomination. A Single Certificate for the Class B-4, Class B-5 and Class B-6 Certificates represents a $250,000 Denomination. A Single Certificate for the Class A-PO Certificates represents a $649,468.62 Denomination.

            SECTION 11.25     SERVICING FEE RATE.

            The rate used to calculate the Servicing Fee is equal to such rate as is set forth on the Mortgage Loan Schedule with respect to a Mortgage Loan.

            SECTION 11.26     MASTER SERVICING FEE RATE.

            The rate used to calculate the Master Servicing Fee for each Mortgage Loan is 0.017% per annum.

            IN WITNESS WHEREOF, the Seller, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                    NORWEST ASSET SECURITIES
                                    CORPORATION
                                       as Seller



                                       By:____________________________________
                                          Name:   Alan S. McKenney
                                          Title:    Vice President




                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION
                                       as Master Servicer



                                       By:____________________________________
                                          Name:   Nancy E. Burgess
                                          Title:    Vice President




                                    FIRST UNION NATIONAL BANK
                                       as Trustee



                                       By:____________________________________
                                          Name:
                                          Title:


Attest:
By:___________________________
Name:_________________________
Title:________________________

STATE OF MARYLAND   )
                    )  ss.:
COUNTY OF FREDERICK )


            On this 28th day of May, 1999, before me, a notary public in and for the State of Maryland, personally appeared Alan S. McKenney, known to me who, being by me duly sworn, did depose and say that he resides at McLean, Virginia; that he is a Vice President of Norwest Asset Securities Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF MARYLAND       )
                        )  ss.:
COUNTY OF FREDERICK     )


            On this 28th day of May, 1999, before me, a notary public in and for the State of Maryland, personally appeared Nancy E. Burgess, known to me who, being by me duly sworn, did depose and say that she resides at Frederick, Maryland; that she is a Vice President of Norwest Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of said corporation.



-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA    )
                           )   ss.:
COUNTY OF                  )


            On this 28th day of May, 1999, before me, a notary public in and for the State of North Carolina, personally appeared _____________________, known to me who, being by me duly sworn, did depose and say that he resides at __________________, North Carolina; that he is a _____________________ of First
Union National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his name thereto by order of the Board of Directors of said corporation.



-------------------------
Notary Public

[NOTARIAL SEAL]

                                   SCHEDULE I

    Norwest Asset Securities Corporation, Mortgage Pass-Through Certificates,
                                 Series 1999-16
                 Applicable Unscheduled Principal Receipt Period


                                        Full Unscheduled    Partial Unscheduled
          Servicer                    Principal Receipts    Principal Receipts

Norwest Mortgage, Inc. (Exhibit F-1)      Prior Month           Prior Month
Norwest Mortgage, Inc. (Exhibit F-2)       Mid Month             Mid Month
SunTrust Mortgage, Inc.                    Mid Month            Prior Month
Bank United                                Mid Month            Prior Month
BankNorth Mortgage Company, Inc.           Mid Month            Prior Month
National City Mortgage Company             Mid Month            Prior Month
GMAC Mortgage Corporation                  Mid Month            Prior Month
Countrywide Home Loans, Inc.              Prior Month           Prior Month
America First Credit Union                 Mid Month            Prior Month
Charter Bank for Savings, FSB              Mid Month            Prior Month

                                   EXHIBIT A-1
                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

            [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-16 CLASS A-1

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date: May 1, 1999

CUSIP No.:                          First Distribution Date: June 25, 1999

Percentage Interest evidenced       Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:      June 25, 2029

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-1 Certificates required to be distributed to Holders of the Class A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-1 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-1 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trustee


                                       By____________________________
                                          Authorized Officer

Countersigned:


First Union National Bank,
   Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT A-2
                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

            [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-16 CLASS A-2

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date: May 1, 1999

CUSIP No.:                          First Distribution Date: June 25, 1999

Percentage Interest evidenced       Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:      June 25, 2029

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-2 Certificates required to be distributed to Holders of the Class A-2 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-2 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-2 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trustee


                                       By____________________________
                                          Authorized Officer

Countersigned:


First Union National Bank,
   Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT A-3
                     [FORM OF FACE OF CLASS A-3 CERTIFICATE]

            [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-16 CLASS A-3

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date: May 1, 1999

CUSIP No.:                          First Distribution Date: June 25, 1999

Percentage Interest evidenced       Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:      June 25, 2029

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-3 Certificates required to be distributed to Holders of the Class A-3 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-3 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-3 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trustee


                                       By____________________________
                                          Authorized Officer

Countersigned:


First Union National Bank,
   Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT A-4
                     [FORM OF FACE OF CLASS A-4 CERTIFICATE]

            [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-16 CLASS A-4

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date: May 1, 1999

CUSIP No.:                          First Distribution Date: June 25, 1999

Percentage Interest evidenced       Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:      June 25, 2029

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-4 Certificates required to be distributed to Holders of the Class A-4 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-4 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-4 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on May 28, 1999, and based on its issue price of 98.37188%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 3 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated May 21, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 1.67812000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 6.35%; and (iii) the amount of OID allocable to the short first accrual period (May 28, 1999 to June 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.01807556%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trustee


                                       By____________________________
                                          Authorized Officer

Countersigned:


First Union National Bank,
   Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT A-5
                     [FORM OF FACE OF CLASS A-5 CERTIFICATE]

            [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-16 CLASS A-5

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date: May 1, 1999

CUSIP No.:                          First Distribution Date: June 25, 1999

Percentage Interest evidenced       Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:      June 25, 2029

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-5 Certificates required to be distributed to Holders of the Class A-5 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-5 Certificates applicable to each Distribution Date will be a floating rate of interest determined as provided herein and as specified in the Agreement. The pass-through rate applicable with respect to the Distribution Date in June 1999 will be 5.235% per annum. Thereafter, with respect to each Distribution Date, the pass-through rate will be a per annum rate equal to 0.300% plus LIBOR as determined on the second business day prior to the 25th day of the month preceding the month in which such Distribution Date occurs, subject to a minimum rate of 0.300% and a maximum rate of 8.000%. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-5 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trustee


                                       By____________________________
                                          Authorized Officer

Countersigned:


First Union National Bank,
   Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT A-6
                     [FORM OF FACE OF CLASS A-6 CERTIFICATE]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-16 CLASS A-6

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL AMOUNT REPRESENTED HEREBY.



Certificate No.                    Cut-Off Date: May 1, 1999

CUSIP No.:                         First Distribution Date: June 25, 1999

Percentage Interest evidenced      Denomination:  $ (Initial  Class A-6 Notional
by this Certificate: %             Amount)

Final Scheduled Maturity Date:     June 25, 2029

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-6 Certificates required to be distributed to Holders of the Class A-6 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-6 Certificates are not entitled to distributions in respect of principal. The pass-through rate on the Class A-6 Certificates applicable to each Distribution Date will be a floating rate of interest determined as provided herein and as specified in the Agreement. The pass-through rate applicable with respect to the Distribution Date in June 1999 will be 2.765% per annum. Thereafter, with respect to each Distribution Date, the pass-through rate will be a per annum rate equal to (i) 7.700% minus (ii) LIBOR, as determined on the second business day prior to the 25th day of the month preceding the month in which such Distribution Date occurs, subject to a minimum rate of 0.000% and a maximum rate of 7.700%. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-6 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on May 28, 1999, at an issue price of 6.24179% of the initial Class A-6 Notional Amount, including accrued interest, and a stated redemption price at maturity equal to all interest distributions hereon, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming (a) that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated May 21, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate and
(b) that the interest rate at which distributions of interest on this Certificate actually will be made will be determined as though the pass-through rate on this Certificate applicable to the first Distribution Date will not change thereafter: (i) the amount of OID as a percentage of the initial Class A-6 Notional Amount is approximately 5.25700011%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 30.90%; and
(iii) the amount of OID allocable to the short first accrual period (May 28, 1999 to June 25, 1999) as a percentage of the initial Class A-6 Notional Amount, calculated using the exact method, is approximately 0.14447334%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trustee


                                       By____________________________
                                          Authorized Officer

Countersigned:


First Union National Bank,
   Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT A-7
                     [FORM OF FACE OF CLASS A-7 CERTIFICATE]

            [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-16 CLASS A-7

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date: May 1, 1999

CUSIP No.:                          First Distribution Date: June 25, 1999

Percentage Interest evidenced       Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:      June 25, 2029

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-7 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-7 Certificates required to be distributed to Holders of the Class A-7 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-7 Certificates applicable to each Distribution Date will be 6.400% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-7 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on May 28, 1999, and based on its issue price of 98.29250%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 3 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated May 21, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 1.76083333%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 6.88%; and (iii) the amount of OID allocable to the short first accrual period (May 28, 1999 to June 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.02677904%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trustee


                                       By____________________________
                                          Authorized Officer

Countersigned:


First Union National Bank,
   Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT A-8
                     [FORM OF FACE OF CLASS A-8 CERTIFICATE]

            [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-16 CLASS A-8

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date: May 1, 1999

CUSIP No.:                          First Distribution Date: June 25, 1999

Percentage Interest evidenced       Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:      June 25, 2029

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-8 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-8 Certificates required to be distributed to Holders of the Class A-8 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-8 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-8 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on May 28, 1999, and based on its issue price of 92.45000%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 3 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated May 21, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 7.60000000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.03%; and (iii) the amount of OID allocable to the short first accrual period (May 28, 1999 to June 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.03756392%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trustee


                                       By____________________________
                                          Authorized Officer

Countersigned:


First Union National Bank,
   Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT A-9
                     [FORM OF FACE OF CLASS A-9 CERTIFICATE]

            [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-16 CLASS A-9

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date: May 1, 1999

CUSIP No.:                          First Distribution Date: June 25, 1999

Percentage Interest evidenced       Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:      June 25, 2029

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-9 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-9 Certificates required to be distributed to Holders of the Class A-9 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-9 Certificates applicable to each Distribution Date will be 7.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-9 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trustee


                                       By____________________________
                                          Authorized Officer

Countersigned:


First Union National Bank,
   Trustee


By ________________________
   Authorized Officer

                                  EXHIBIT A-10
                    [FORM OF FACE OF CLASS A-10 CERTIFICATE]

            [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-16 CLASS A-10

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date: May 1, 1999

CUSIP No.:                          First Distribution Date: June 25, 1999

Percentage Interest evidenced       Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:      June 25, 2029

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-10 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-10 Certificates required to be distributed to Holders of the Class A-10 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-10 Certificates applicable to each Distribution Date will be 6.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-10 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trustee


                                       By____________________________
                                          Authorized Officer

Countersigned:


First Union National Bank,
   Trustee


By ________________________
   Authorized Officer

                                  EXHIBIT A-11
                    [FORM OF FACE OF CLASS A-11 CERTIFICATE]

            [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-16 CLASS A-11

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date: May 1, 1999

CUSIP No.:                          First Distribution Date: June 25, 1999

Percentage Interest evidenced       Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:      June 25, 2029

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-11 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-11 Certificates required to be distributed to Holders of the Class A-11 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-11 Certificates applicable to each Distribution Date will be 6.000% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-11 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trustee


                                       By____________________________
                                          Authorized Officer

Countersigned:


First Union National Bank,
   Trustee


By ________________________
   Authorized Officer

                                  EXHIBIT A-12
                    [FORM OF FACE OF CLASS A-12 CERTIFICATE]

            [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-16 CLASS A-12

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE.
BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN), THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date: May 1, 1999

CUSIP No.:                          First Distribution Date: June 25, 1999

Percentage Interest evidenced       Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:      June 25, 2029

THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-12 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-12 Certificates required to be distributed to Holders of the Class A-12 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-12 Certificates applicable to each Distribution Date will be 6.500% per annum. Prior to the applicable Accretion Termination Date, no distribution of interest on this Certificate will be made. Prior to the applicable Accretion Termination Date, interest otherwise available for distribution on this
Certificate will be added to the Principal Balance of the Class A-12 Certificates on each Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-12 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on May 28, 1999, at an issue price of 99.48750%, including accrued interest, and a stated redemption price at maturity equal to the sum of its initial principal balance and all interest distributions hereon (whether current or accrued), and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated May 21, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 5.56673919%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.26%; and
(iii) the amount of OID allocable to the short first accrual period (May 28, 1999 to June 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.54172644%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trustee


                                       By____________________________
                                          Authorized Officer

Countersigned:


First Union National Bank,
   Trustee
By ________________________
Authorized Officer

                                  EXHIBIT A-13
                    [FORM OF FACE OF CLASS A-13 CERTIFICATE]

            [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN
AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-16 CLASS A-13

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE.
BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN), THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date: May 1, 1999

CUSIP No.:                          First Distribution Date: June 25, 1999

Percentage Interest evidenced       Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:      June 25, 2029

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-13 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-13 Certificates required to be distributed to Holders of the Class A-13 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-13 Certificates applicable to each Distribution Date will be 6.500% per annum. Prior to the applicable Accretion Termination Date, no distribution of interest on this Certificate will be made. Prior to the applicable Accretion Termination Date, interest otherwise available for distribution on this
Certificate will be added to the Principal Balance of the Class A-13 Certificates on each Distribution Date. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-13 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on May 28, 1999, at an issue price of 90.45625%, including accrued interest, and a stated redemption price at maturity equal to the sum of its initial principal balance and all interest distributions hereon (whether current or accrued), and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated May 21, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 168.21761477%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.21%; and (iii) the amount of OID allocable to the short first accrual period (May 28, 1999 to June 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.48919440%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trustee


                                       By____________________________
                                          Authorized Officer

Countersigned:


First Union National Bank,
   Trustee
By ________________________
Authorized Officer

                                  EXHIBIT A-14
                    [FORM OF FACE OF CLASS A-14 CERTIFICATE]

      AFTER THE CROSS-OVER DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES, OTHER THAN EXCESS LOSSES, ALLOCATED TO THE CLASS A-13 CERTIFICATES WILL BE BORNE BY THE CLASS A-14 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT
      ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-16 CLASS A-14

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date: May 1, 1999

CUSIP No.:                               First Distribution Date: June 25, 1999

Percentage Interest evidenced            Denomination: $
by this Certificate: %

Final Scheduled Maturity Date: June 25, 2029

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-14 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-14 Certificates required to be distributed to Holders of the Class A-14 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-14 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-14 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class A-14 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee
(i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on May 28, 1999, and based on its issue price of 94.98750%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 3 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated May 21, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 5.06666667%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.05%; and (iii) the amount of OID allocable to the short first accrual period (May 28, 1999 to June 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.01494145%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:


                                           First Union National Bank,
                                              Trustee


                                           By__________________________
                                              Authorized Officer


Countersigned:

First Union National Bank,
   Trustee


By__________________________
   Authorized Officer

                                  EXHIBIT A-PO
                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 1999-16, CLASS A-PO

            evidencing   an  interest  in  a  pool  of  fixed   interest   rate,
  conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations,
                                     sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date: May 1, 1999

CUSIP No.:                          First Distribution Date: June 25, 1999

Percentage Interest evidenced       Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:      June 25, 2029

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-PO Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-PO Certificates required to be distributed to Holders of the Class A-PO Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class A-PO Certificates will not be entitled to distributions in respect of interest.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class A-PO Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on May 28, 1999, at an issue price of 66.59375% and a stated redemption price at maturity equal to its initial principal balance, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated May 21, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 33.40625000%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.63%; and (iii) the amount of OID allocable to the short first accrual period (May 28, 1999 to June 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.38074719%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trustee


                                       By____________________________
                                          Authorized Officer

Countersigned:


First Union National Bank,
   Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT A-R
                     [Form of Face of Class A-R Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-16, CLASS A-R

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date: May 1, 1999

CUSIP No.:                          First Distribution Date: June 25, 1999

Percentage Interest evidenced       Denomination: $100.00
by this Certificate: 100%

Final Scheduled Maturity Date:      June 25, 2029

            THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-R Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-R Certificate required to be distributed to the Holder of the Class A-R Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-R Certificate applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-R Certificate, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trustee


                                       By____________________________
                                          Authorized Officer

Countersigned:


First Union National Bank,
   Trustee


By ________________________
   Authorized Officer

                                  EXHIBIT A-LR
                    [Form of Face of Class A-LR Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUST ADMINISTRATOR TO THE EFFECT THAT, AMONG OTHER THINGS,
IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN
SECTION 5.02(d) OF THE POOLING AND SERVICING AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE POOLING AND SERVICING AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-LR CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE LOWER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE LOWER-TIER REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 1999-16, CLASS A-LR

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                          Cut-Off Date: May 1, 1999

CUSIP No.:                               First Distribution Date: June 25, 1999

Percentage Interest evidenced            Denomination: $100.00
by this Certificate: 100%

Final Scheduled Maturity Date: June 25, 2029

            THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-LR Certificate with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans"), formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer"), and First Union National Bank, as (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Class A Distribution Amount for the Class A-LR Certificate required to be distributed to the Holder of the Class A-LR Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-LR Certificate applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class A-LR Certificate, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.


Dated:


                                           First Union National Bank,
                                              Trustee


                                           By__________________________
                                              Authorized Officer


Countersigned:

First Union National Bank,
   Trustee


By__________________________
   Authorized Officer

                                  EXHIBIT B-1
                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-16, CLASS B-1

     evidencing an  interest  in a pool of fixed  interest  rate,  conventional,
         monthly  pay,  fully  amortizing,   first  lien,  one-  to  four-family
         residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date: May 1, 1999

CUSIP No.:                          First Distribution Date: June 25, 1999

Percentage Interest evidenced       Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:      June 25, 2029

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-1 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates as specified in the Agreement, any Class B-1 Distribution Amount required to be distributed to Holders of the Class B-1 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-1 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-1 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class B-1 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee
(i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on May 28, 1999, and based on its issue price of 96.98750%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 3 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated May 21, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 3.06666667%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 6.92%; and (iii) the amount of OID allocable to the short first accrual period (May 28, 1999 to June 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.01597185%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trustee


                                       By____________________________
                                          Authorized Officer

Countersigned:


First Union National Bank,
   Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT B-2
                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-16, CLASS B-2

     evidencing an  interest  in a pool of fixed  interest  rate,  conventional,
         monthly  pay,  fully  amortizing,   first  lien,  one-  to  four-family
         residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date: May 1, 1999

CUSIP No.:                          First Distribution Date: June 25, 1999

Percentage Interest evidenced       Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:      June 25, 2029

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-2 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B
Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-2 Distribution Amount required to be distributed to Holders of the Class B-2 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-2 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-2 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class B-2 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee
(i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on May 28, 1999, and based on its issue price of 94.95625%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 3 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated May 21, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 5.09791667%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.21%; and (iii) the amount of OID allocable to the short first accrual period (May 28, 1999 to June 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.02614544%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trustee


                                       By____________________________
                                          Authorized Officer

Countersigned:


First Union National Bank,
   Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT B-3

                     [FORM OF FACE OF CLASS B-3 CERTIFICATE]

THIS   CERTIFICATE  IS   SUBORDINATED  IN  RIGHT  OF  PAYMENT  TO  THE  CLASS  A
CERTIFICATES, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-16, CLASS B-3

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                four-family residential mortgage loans, which may
                    include loans secured by shares issued by
                    cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date: May 1, 1999

CUSIP No.:                          First Distribution Date: June 25, 1999

Percentage Interest evidenced       Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:      June 25, 2029

            THIS   CERTIFIES   THAT   _______________________________   is   the
registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-3 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B
Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-3 Distribution Amount required to be distributed to Holders of the Class B-3 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-3 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-3 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class B-3 Certificate will be made unless the Holder hereof desiring to make any such transfer shall deliver to the Trustee
(i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on May 28, 1999, and based on its issue price of 89.28438%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 3 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated May 21, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 10.76979167%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.08%; and (iii) the amount of OID allocable to the short first accrual period (May 28, 1999 to June 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.05314773%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trustee


                                       By____________________________
                                          Authorized Officer

Countersigned:


First Union National Bank,
   Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT B-4
                     [FORM OF FACE OF CLASS B-4 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES AND THE CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-16, CLASS B-4

     evidencing an  interest  in a pool of fixed  interest  rate,  conventional,
         monthly  pay,  fully  amortizing,   first  lien,  one-  to  four-family
         residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date: May 1, 1999

CUSIP No.:                          First Distribution Date: June 25, 1999

Percentage Interest evidenced       Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:      June 25, 2029

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-4 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B
Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-4 Distribution Amount required to be distributed to Holders of the Class B-4 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-4 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-4 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class B-4 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on May 28, 1999, and based on its issue price of 73.89375%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 3 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated May 21, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 26.16041667%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 10.87%; and (iii) the amount of OID allocable to the short first accrual period (May 28, 1999 to June 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.11486934%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                            Trustee


                                       By____________________________
                                            Authorized Officer

Countersigned:


First Union National Bank,
     Trustee


By ________________________
      Authorized Officer

                                   EXHIBIT B-5
                     [FORM OF FACE OF CLASS B-5 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES AND THE CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-16, CLASS B-5

     evidencing an  interest  in a pool of fixed  interest  rate,  conventional,
         monthly  pay,  fully  amortizing,   first  lien,  one-  to  four-family
         residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date: May 1, 1999

CUSIP No.:                          First Distribution Date: June 25, 1999

Percentage Interest evidenced       Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:      June 25, 2029

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-5 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B
Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-5 Distribution Amount required to be distributed to Holders of the Class B-5 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-5 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-5 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class B-5 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on May 28, 1999, and based on its issue price of 56.86250%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 3 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated May 21, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 43.19166667%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 15.18%; and (iii) the amount of OID allocable to the short first accrual period (May 28, 1999 to June 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.15945270%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trustee


                                       By____________________________
                                          Authorized Officer

Countersigned:


First Union National Bank,
   Trustee


By ________________________
   Authorized Officer

                                   EXHIBIT B-6
                     [FORM OF FACE OF CLASS B-6 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS B-1 CERTIFICATES, THE CLASS B-2 CERTIFICATES, THE CLASS B-3 CERTIFICATES, THE CLASS B-4 CERTIFICATES AND THE CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A)
THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1999-16, CLASS B-6

     evidencing an  interest  in a pool of fixed  interest  rate,  conventional,
         monthly  pay,  fully  amortizing,   first  lien,  one-  to  four-family
         residential mortgage loans, which may include loans secured by shares issued by cooperative housing corporations, sold by

                      NORWEST ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE POOLING AND SERVICING AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date: May 1, 1999

CUSIP No.:                          First Distribution Date: June 25, 1999

Percentage Interest evidenced       Denomination: $
by this Certificate: %

Final Scheduled Maturity Date:      June 25, 2029

            THIS CERTIFIES THAT ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-6 Certificates with respect to a Trust Estate consisting of a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto, and which may include loans secured by shares issued by cooperative housing corporations (the "Mortgage Loans") formed by Norwest Asset Securities Corporation (hereinafter called the "Seller", which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of May 28, 1999 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B
Certificates bearing a lower numerical designation as specified in the Agreement, any Class B-6 Distribution Amount required to be distributed to Holders of the Class B-6 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-6 Certificates applicable to each Distribution Date will be 6.500% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and the interest portion of certain Realized Losses allocated to the Class B-6 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Pooling and Servicing Agreement and such Person has notified the Master Servicer pursuant to the Pooling and Servicing Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class B-6 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate is issued on May 28, 1999, and based on its issue price of 25.48750%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance (plus 3 days of interest at the pass-through rate hereon), is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% SPA (as defined in the Prospectus Supplement dated May 21, 1999 with respect to the offering of the Class A Certificates (except the Class A-PO Certificates), Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 74.56666667%; (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 33.20%; and (iii) the amount of OID allocable to the short first accrual period (May 28, 1999 to June 25, 1999) as a percentage of the initial principal balance of this Certificate, calculated using the exact method, is approximately 0.14632173%.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                       First Union National Bank,
                                          Trustee


                                       By____________________________
                                          Authorized Officer

Countersigned:


First Union National Bank,
   Trustee


By ________________________
   Authorized Officer

                                    EXHIBIT C

                [Form of Reverse of Series 1999-16 Certificates]

                      NORWEST ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-16

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event funds are advanced with respect to any Mortgage Loan by a Servicer, the Master Servicer or the Trustee, such advances are reimbursable to such Servicer, the Master Servicer or the Trustee to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to a Servicer, the Master Servicer or the Trustee, as applicable, of advances made by such Servicer, the Master Servicer or the Trustee.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Seller, the Master Servicer, and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Voting Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and Denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Seller, the Master Servicer, the Trustee and the Certificate Registrar, and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement in respect of the Certificates and the Trust Estate created thereby shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to the Agreement following the earlier of (i) the payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Seller from the Trust Estate of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans; provided, however, that the Trust Estate will in no event continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Agreement. The Agreement permits, but does not require, the Seller to purchase all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such option will effect early retirement of the Certificates, the Seller's right to exercise such option being subject to the Pool Scheduled Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of such repurchase are distributed being less than ten percent of the Cut-Off Date Aggregate Principal Balance.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

    (Please print or typewrite name and address including postal zip code of assignee)

the  beneficial   interest   evidenced  by  the  within  Mortgage   Pass-Through
Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Estate.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like Denomination or Percentage Interest and Class, to the above named assignee and deliver such Certificate to the following address:

------------------------------------------------------------------------------
------------------------------------------------------------------------------


Social Security or other Identifying Number of Assignee:

------------------------------------------------------------------------------

Dated:



                                         ------------------------------------
                                         Signature by or on behalf of assignor



                                         ------------------------------------
                                                  Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

            Distributions shall be made, if the assignee is eligible to receive distributions in immediately available funds, by wire transfer or otherwise, in
immediately                  available                  funds                 to
_________________________________________________________________     for    the
account  of   _______________________________________________   account   number
_____________,        or,       if        mailed       by       check,        to
_______________________________________________________.  Applicable  statements
should          be           mailed          to           ______________________
----------------------------------------------------------------.

            This information is provided by ______________________, the assignee named above, or ___________________________________, as its agent.

                                    EXHIBIT D

                                    RESERVED

                                    EXHIBIT E

                               CUSTODIAL AGREEMENT

            THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of _____________, by and among FIRST UNION NATIONAL BANK, not individually, but solely as Trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), NORWEST ASSET SECURITIES CORPORATION (together with any successor in interest, the "Seller"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and ___________________________ (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                           W I T N E S S E T H T H A T

            WHEREAS, the Seller, the Master Servicer, and the Trustee, have entered into a Pooling and Servicing Agreement dated as of May 28, 1999 relating to the issuance of Mortgage Pass-Through Certificates, Series 1999-16 (as in effect on the date of this Agreement, the "Original Pooling and Servicing Agreement", and as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and

            WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Seller under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Seller, the Master Servicer and the Custodian hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

            Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling and Servicing Agreement, unless otherwise required by the context herein.


                                   ARTICLE II

                          CUSTODY OF MORTGAGE DOCUMENTS

            Section 2.01 Custodian to Act as Agent; Acceptance of Custodial Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans identified on the schedule attached hereto and declares that it holds and will hold such Mortgage Notes, Mortgages, assignments and other documents and any similar documents received by the Trustee subsequent to the date hereof (the "Custodial Files") as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

            Section 2.02 Recordation of Assignments. If any Custodial File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Seller for the purpose of recording it in the appropriate public office for real property records, and the Seller, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

            Section 2.03 Review of Custodial Files. The Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.01 of the Pooling and Servicing Agreement, each Custodial File. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Custodial File to be missing or defective in any material respect, the Custodian shall promptly so notify the Seller, the Master Servicer and the Trustee.

            Section 2.04 Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Seller or the Master Servicer as set forth in the Pooling and Servicing Agreement, the Custodian shall give prompt written notice to the Seller, the Master Servicer and the Trustee.

            Section 2.05 Custodian to Cooperate; Release of Custodial Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 3.02 of the Pooling and Servicing Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Custodial File. The Custodian agrees, upon receipt of such certification and request, promptly to release the related Custodial File to the Master Servicer.

            From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part of, the Custodial File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan. With such certificate, the Master Servicer shall deliver to the Custodian a receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Custodial File or such document to the Master Servicer. The Master Servicer shall cause each Custodial File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless
(i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account to the extent required by the Pooling and Servicing Agreement or (ii) the Custodial File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Custodial File or such document were delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver such receipt with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Certificate Account to the extent required by the Pooling and Servicing Agreement.

            Section 2.06 Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which copy shall be added to the related Custodial File and, for all purposes, shall be considered a part of such Custodial File to the same extent as all other documents and instruments constituting parts thereof.


                                   ARTICLE III

                            CONCERNING THE CUSTODIAN

            Section 3.01 Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Custodian File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Seller or the Master Servicer or otherwise released from the possession of the Custodian.

            Section 3.02 Indemnification. The Seller hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Seller, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

            Section 3.03 Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

            Section 3.04 Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

            Section 3.05 Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Custodial Files itself and give prompt notice thereof to the Seller, the Master Servicer and the Custodian or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Custodial Files and no successor Custodian shall have been so appointed and have accepted resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7.

            Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Seller and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall have been appointed and accepted appointment by the Trustee without the prior approval of the Seller and the Master Servicer.

            Section 3.06 Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 3.07 Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Custodian File.


                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

            Section 4.01 Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

            Section 4.02 Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Seller, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

            Section 4.03 Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

            Section 4.04 Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 4.05 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

            IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                               FIRST UNION NATIONAL BANK

230 South Tryon Street                 By:   _________________________________
Charlotte, North Carolina, 28288       Name: _________________________________
                                       Title:_________________________________

Address:                               NORWEST ASSET SECURITIES CORPORATION

7485 New Horizon Way                   By:   _________________________________
Frederick, Maryland 21703              Name: _________________________________
                                       Title:_________________________________

Address:                               NORWEST BANK MINNESOTA, NATIONAL
                                       ASSOCIATION

7485 New Horizon Way                   By:
Frederick, Maryland 21703              Name: _________________________________
                                       Title:_________________________________

Address:                               [CUSTODIAN]

                                       By:   _________________________________
                                       Name: _________________________________
                                       Title:_________________________________

STATE OF                )
                        )  ss.:
COUNTY OF               )


            On this ____ day of _________, 19__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Norwest Asset
Securities Corporation a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



                                        ---------------------------------------
                                                     Notary Public

[NOTARIAL SEAL]

STATE OF                )
                        )  ss.:
COUNTY OF               )


            On this ____ day of _________, 19__, before me, a notary public in and for the State of ____________, personally appeared _______________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the __________ of Norwest Bank Minnesota,
National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



                                        ---------------------------------------
                                                     Notary Public

[NOTARIAL SEAL]

STATE OF                )
                        )  ss.:
COUNTY OF               )


            On this ___ day of ________, 19__, before me, a notary public in and for the State of ____________, personally appeared __________ _________, known to me who, being by me duly sworn, did depose and say that he resides at __________________________; that he is the ____________________ of First Union
National Bank, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.



                                        ---------------------------------------
                                                     Notary Public

[NOTARIAL SEAL]

STATE OF                )
                        )  ss.:
COUNTY OF               )


            On this ____ day of ________, 19 , before me, a notary public in and for the State of __________, personally appeared __________ __________, known to me who, being by me duly sworn, did depose and say that he resides at
__________________________;   that   he  is   the   _______________________   of
______________________,  a  _________________________,  one of the parties  that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.



                                        ---------------------------------------
                                                     Notary Public

[NOTARIAL SEAL]

                                   EXHIBIT F-1

            [Schedule of Mortgage Loans Serviced by Norwest Mortgage
                 from locations other than Frederick, Maryland]

NASCOR
NMI / 1999-16  Exhibit F-1
30 YEAR FIXED RATE NON RELOCATION LOANS

(i)             (ii)                                       (iii)           (iv)           (v)           (vi)          (vii)
-----           ---------------------------    -----      --------       --------      --------      ----------     --------
                                                                                          NET
MORTGAGE                                                                 MORTGAGE      MORTGAGE       CURRENT       ORIGINAL
LOAN                                            ZIP       PROPERTY       INTEREST      INTEREST       MONTHLY        TERM TO
NUMBER          CITY               STATE       CODE         TYPE           RATE          RATE         PAYMENT       MATURITY
--------        -----------------------------------------------------    --------      --------      ----------     --------
7521517         MINNEAPOLIS         MN         55410        SFD           7.125          6.500       $1,958.97         360



NASCOR
NMI / 1999-16  Exhibit F-1
30 YEAR FIXED RATE NON RELOCATION LOANS
(continued)





(i)           (viii)         (ix)           (x)          (xi)        (xii)       (xiii)       (xIv)          (xv)          (xvI)
-----       ----------   --------------    ------     ---------   ----------    --------   -----------   -----------    -----------
                            CUT-OFF
MORTGAGE    SCHEDULED        DATE                                  MORTGAGE                  T.O.P.         MASTER         FIXED
LOAN         MATURITY      PRINCIPAL                               INSURANCE    SERVICE     MORTGAGE       SERVICE       RETAINED
NUMBER         DATE         BALANCE         LTV        SUBSIDY       CODE         FEE         LOAN           FEE           YIELD
--------   -----------   --------------    ------     ---------   ----------    --------   -----------   -----------    -----------
7521517      1-Jan-29     $288,822.68      79.66                                     0.250                      0.017          0.358

                          $288,822.68


COUNT:                       1
WAC:                     7.125
WAM:                       356
WALTV:                   79.66



                                   EXHIBIT F-2

[Schedule of Mortgage Loans Serviced by Norwest Mortgage in Frederick, Maryland]


NASCOR
NMI / 1999-16  Exhibit F-2
30 YEAR FIXED RATE NON RELOCATION  LOANS



(i)             (ii)                                                  (iii)          (iv)           (v)           (vi)
-----           ------------------------------          -----        --------      --------       --------     ----------
                                                                                                    NET
MORTGAGE                                                                           MORTGAGE       MORTGAGE       CURRENT
LOAN                                                     ZIP         PROPERTY      INTEREST       INTEREST       MONTHLY
NUMBER          CITY                     STATE          CODE           TYPE          RATE           RATE         PAYMENT
--------        -------------------------------------------------------------      --------       --------     ----------
4699654         BRANCHBURG                 NJ           08876          SFD           7.375         6.500        $ 2,038.88
4716112         MIDDLEBURG                 FL           32068          SFD           7.375         6.500        $ 2,431.18
4765675         RHINEBECK                  NY           12572          SFD           7.750         6.500        $ 2,507.45
4818663         MARLBORO                   NJ           07746          SFD           6.500         6.233        $ 1,738.19
4826828         WOODBURY                   MN           55125          SFD           7.125         6.500        $ 1,757.74
4826909         BELLE MEAD                 NJ           08502          SFD           6.750         6.483        $ 1,707.12
4830823         VALLEY CENTER              KS           67147          SFD           7.375         6.500        $ 2,051.31
4839938         CLIVE                      IA           50325          SFD           7.250         6.500        $ 1,767.52
4862615         PHILADELPHIA               PA           19119          SFD           7.250         6.500        $ 2,046.53
4865850         ATLANTIC BEACH             NY           11509          SFD           7.250         6.500        $ 1,773.66
4879708         QUOGUE                     NY           11959          SFD           7.625         6.500        $ 2,548.06
4883014         INDIANAPOLIS               IN           46278          SFD           7.375         6.500        $ 1,740.51
4889278         CARLSBAD                   CA           92009          LCO           7.000         6.500         $ 399.18
4891309         CINCINNATI                 OH           45255          SFD           7.250         6.500        $ 2,414.90
4902152         CASTRO VALLEY              CA           94552          SFD           7.125         6.500        $ 2,863.31
4911891         ELIOT                      ME           03903          SFD           7.250         6.500        $ 2,721.21
4914886         TARZANA                    CA           91356          SFD           7.000         6.500        $ 2,128.97
4926758         BOLTON                     MA           01740          SFD           7.375         6.500        $ 2,156.98
4930049         CUPERTINO                  CA           95014          SFD           7.000         6.500        $ 3,193.46
4931751         SUGARLOAF KEY              FL           33042          SFD           7.750         6.500        $ 2,091.93
4941578         NEW YORK                   NY           10023          COP           7.250         6.500        $ 1,705.45
4945298         GLENDALE                   CA           91202          SFD           6.875         6.500        $ 1,970.79
4946637         FRANKLIN                   NJ           08873          SFD           7.625         6.500        $ 2,364.03
4947865         GLEN HEAD                  NY           11545          SFD           7.500         6.500        $ 2,220.01
4951209         EVERGREEN                  CO           80439          SFD           7.000         6.500        $ 2,001.23
4951252         BELLMORE                   NY           11710          SFD           7.250         6.500        $ 1,991.96
4951614         SAN JOSE                   CA           95138          LCO           7.250         6.500        $ 1,717.38
4952543         SAN MATEO                  CA           94403          SFD           7.000         6.500        $ 2,509.53
4954882         MONROE                     NY           10950          SFD           7.250         6.500        $ 1,732.73
4956347         CASTLE ROCK                CO           80104          SFD           7.125         6.500        $ 4,379.17
4956630         UPPER SADDLE RIVER         NJ           07458          SFD           7.125         6.500        $ 2,358.01
4958805         BRENTOOD                   TN           37027          SFD           6.875         6.500        $ 1,886.04
4958960         HINSDALE                   IL           60521          SFD           7.125         6.500        $ 2,436.17
4959853         GARDEN CITY                NY           11530          SFD           7.375         6.500        $ 5,180.07
4960261         ARMONK                     NY           10504          SFD           6.750         6.483        $ 2,529.53
4961404         HUNTINGTON                 NY           11743          SFD           7.125         6.500        $ 1,788.73
4962294         BRIGHTON                   MI           48116          SFD           7.375         6.500        $ 2,417.37
4962753         TAMPA                      FL           33647          SFD           6.500         6.233        $ 1,643.38
4962772         NEW YORK                   NY           10003          COP           6.750         6.483        $ 2,048.93
4962920         SAN JOSE                   CA           95120          SFD           7.375         6.500        $ 2,414.61
4964716         STOW                       MA           01775          SFD           6.875         6.500        $ 2,243.42
4965057         MONKTON                    MD           21111          SFD           7.375         6.500        $ 1,961.52
4965176         EDINA                      MN           55424          SFD           6.750         6.483        $ 2,545.75
4966864         HOUSTON                    TX           77056          PUD           7.000         6.500        $ 1,786.34
4969754         CARLISLE                   MA           01740          SFD           6.750         6.483        $ 3,209.92
4969995         MILL CREEK                 WA           98012          SFD           7.375         6.500        $ 1,795.76
4971043         MUTTONTOWN                 NY           11791          SFD           6.875         6.500        $ 3,941.58
4971379         LLOYD NECK                 NY           11743          SFD           6.500         6.233        $ 2,578.84
4971757         NEEDHAM                    MA           02492          SFD           7.250         6.500        $ 1,964.67
4972111         WESTBURY                   NY           11590          SFD           6.875         6.500        $ 1,644.30
4972456         FULLERTON                  CA           92831          SFD           7.000         6.500        $ 2,381.79
4972460         EDGEWATER                  MD           21037          SFD           7.125         6.500        $ 1,943.68
4972571         ORANGE                     CA           92867          SFD           7.125         6.500        $ 1,926.83
4973297         MOUNTAIN VIEW              CA           94040          SFD           7.250         6.500        $ 2,558.17
4973570         TEANECK                    NJ           07666          SFD           7.375         6.500        $ 1,899.36
4973794         NEW YORK                   NY           10023          HCO           7.125         6.500        $ 1,951.09
4974162         CRESTWOOD                  NY           10707          SFD           7.000         6.500        $ 1,783.02
4974292         GARDEN CITY                NY           11530          SFD           7.000         6.500        $ 2,588.03
4974421         INDIANOLA                  WA           98342          SFD           6.875         6.500        $ 2,069.33
4974446         VALLEY STREAM              NY           11581          SFD           6.875         6.500        $ 1,642.33
4975081         PALO ALTO                  CA           94303          SFD           7.000         6.500        $ 2,661.21
4975752         KATONAH                    NY           10536          SFD           7.125         6.500        $ 1,953.79
4976212         BEDFORD                    NH           03110          SFD           6.625         6.358        $ 2,132.24
4976217         WEST ROXBURY               MA           02132          SFD           7.125         6.500        $ 1,805.57
4976264         BEDFORD CORNERS            NY           10549          SFD           7.250         6.500        $ 2,012.42
4976354         SAN CARLOS                 CA           94070          SFD           7.000         6.500        $ 2,684.50
4978528         ENGLEWOOD CLIFFS           NJ           07632          SFD           7.250         6.500        $ 2,728.71
4978826         SCOTTSDALE                 AZ           85254          SFD           7.000         6.500        $ 1,871.17
4979176         CUPERTINO                  CA           95014          SFD           7.750         6.500        $ 2,421.48
4980418         SEA GIRT                   NJ           08750          SFD           6.375         6.108        $ 2,720.07
4980589         VIRGINIA BEACH             VA           23452          SFD           7.375         6.500        $ 1,709.42
4981144         PARK CITY                  UT           84060          SFD           7.625         6.500        $ 2,017.21
4982108         SUFFERN                    NY           10901          SFD           7.125         6.500        $ 2,128.95
4982310         LOOMIS                     CA           95650          SFD           7.250         6.500        $ 2,229.35
4982519         HAWTHORNE                  CA           90250          SFD           7.500         6.500        $ 1,964.80
4982626         PALO ALTO                  CA           94306          SFD           7.000         6.500        $ 2,195.50
4982663         REDWOOD CITY               CA           94062          SFD           7.125         6.500        $ 2,518.36
4982667         PHOENIXVILLE               PA           19460          SFD           6.750         6.483        $ 1,819.32
4982730         LOS ANGELES                CA           90025          LCO           7.125         6.500        $ 1,937.62
4982800         STAMFORD                   CT           06902          SFD           6.625         6.358        $ 1,728.84
4982814         PHOENIX                    AZ           85023          SFD           6.875         6.500        $ 1,806.56
4982950         SIMSBURY                   CT           06070          SFD           6.500         6.233        $ 2,370.26
4982958         NEW YORK                   NY           10017          HCO           7.375         6.500        $ 2,659.10
4983192         EVERETT                    WA           98203          SFD           6.625         6.358        $ 2,036.19
4983347         GERMANTOWN                 TN           38138          SFD           7.125         6.500        $ 2,829.61
4983855         AVALON                     NJ           08202          SFD           6.625         6.358        $ 3,022.27
4983877         CLINTON                    NC           28328          SFD           7.250         6.500        $ 1,782.19
4984058         MORGAN HILL                CA           95037          SFD           7.375         6.500        $ 1,712.88
4984215         RENO                       NV           89511          SFD           6.375         6.108        $ 1,653.26
4984343         POTOMAC                    MD           20854          SFD           6.875         6.500        $ 6,569.29
4984599         HUNTINGTON BEACH           CA           92649          SFD           7.125         6.500        $ 2,459.08
4984627         LOS GATOS                  CA           95030          SFD           7.125         6.500        $ 6,737.19
4985052         WASHINGTON                 TX           77833          SFD           7.250         6.500        $ 1,719.09
4985145         GILROY                     CA           95020          SFD           7.000         6.500        $ 1,623.34
4985333         WESTFORD                   MA           01886          SFD           6.625         6.358        $ 2,627.84
4985471         MERCER ISLAND              WA           98040          SFD           7.500         6.500        $ 2,097.64
4985557         COTO DE CAZA               CA           92679          SFD           7.125         6.500        $ 1,748.30
4985916         NORTHRIDGE                 CA           91326          SFD           7.500         6.500        $ 2,307.41
4986007         OCEAN CITY                 NJ           08226          LCO           7.500         6.500        $ 3,356.23
4986463         SUNNYVALE                  CA           94087          SFD           7.125         6.500        $ 3,368.60
4986606         DEARBORN HEIGHTS           MI           48127          LCO           7.375         6.500        $ 1,954.61
4986827         OAKDALE                    CA           95361          SFD           6.875         6.500        $ 1,655.47
4986877         RICHWOOD                   KY           41094          SFD           6.750         6.483        $ 4,215.89
4986937         NEW YORK                   NY           10019          HCO           7.000         6.500        $ 3,326.45
4987050         OVERLAND PARK              KS           66213          SFD           7.000         6.500        $ 1,886.80
4987192         FOSTER CITY                CA           94404          SFD           7.125         6.500        $ 2,297.39
4987199         HARRISON                   NY           10528          SFD           6.750         6.483        $ 3,567.29
4987429         WESTLAKE VILLAGE           CA           91361          SFD           7.625         6.500        $ 1,985.37
4987569         RYE                        NY           10580          SFD           7.000         6.500        $ 2,661.21
4987659         LAKE FORREST               CA           92630          SFD           7.875         6.500        $ 2,590.67
4987692         GAITHERSBURG               MD           20882          SFD           7.375         6.500        $ 1,761.23
4987969         AUSTIN                     TX           78731          SFD           7.000         6.500        $ 1,765.05
4988033         FLEMINGTON                 NJ           08822          SFD           7.000         6.500        $ 1,833.58
4988050         PENSACOLA                  FL           32501          SFD           6.875         6.500        $ 3,126.99
4988120         DIX HILLS                  NY           11746          SFD           6.250         5.983        $ 2,586.02
4988347         COLLEYVILLE                TX           76034          SFD           6.875         6.500        $ 1,865.68
4988396         LAWTON                     OK           73507          SFD           7.000         6.500        $ 1,862.85
4988461         CUPERTINO                  CA           95014          PUD           7.250         6.500        $ 2,414.91
4988503         DANVILLE                   CA           94526          SFD           7.000         6.500        $ 3,353.13
4988618         SAN RAFAEL                 CA           94903          LCO           7.000         6.500        $ 2,102.36
4988778         WEST ISLIP                 NY           11795          SFD           7.375         6.500        $ 2,016.77
4989023         WAYNE                      NJ           07470          SFD           7.250         6.500        $ 2,148.86
4989283         NEW ROCHELLE               NY           10804          SFD           7.250         6.500        $ 2,728.71
4989682         MCLEAN                     VA           22101          SFD           6.500         6.233        $ 2,420.83
4989920         REDDING                    CT           06896          SFD           7.000         6.500        $ 2,315.26
4990006         RYE BROOK                  NY           10573          SFD           7.375         6.500        $ 2,707.45
4990766         CUPERTINO                  CA           95014          SFD           6.750         6.483        $ 1,816.08
4991129         LOS ANGELES                CA           90036          SFD           7.500         6.500        $ 3,487.34
4991164         DIX HILLS                  NY           11746          SFD           6.750         6.483        $ 1,945.80
4991221         PORTLAND                   OR           97217          SFD           7.375         6.500        $ 2,175.63
4991227         WHITE PLANES               NY           10605          SFD           7.500         6.500        $ 1,957.80
4991309         MANHASSET                  NY           11030          SFD           7.000         6.500        $ 2,328.56
4991606         HOLMDEL                    NJ           07733          SFD           7.500         6.500        $ 2,104.64
4991631         MONTICELLO                 IN           47960          SFD           7.250         6.500        $ 3,750.95
4991787         CHEVY CHASE                MD           20815          SFD           7.125         6.500        $ 2,738.67
4991930         WINTER PARK                FL           32789          SFD           7.750         6.500        $ 2,022.17
4992096         DURHAM                     CA           95938          SFD           7.125         6.500        $ 2,263.70
4992302         FREMONT                    CA           94539          SFD           7.875         6.500        $ 2,900.28
4993397         TULSA                      OK           74120          SFD           7.500         6.500        $ 1,946.26
4993400         TULSA                      OK           74137          SFD           7.250         6.500        $ 2,046.53
4993872         SAN JOSE                   CA           95120          SFD           7.000         6.500        $ 1,955.99
4994122         OAK PARK                   CA           91301          SFD           7.375         6.500        $ 1,765.37
4994152         ISSAQUAH                   WA           98029          SFD           7.250         6.500        $ 2,049.60
4994159         NEW YORK                   NY           10025          HCO           7.375         6.500        $ 2,900.84
4994602         ATLANTA                    GA           30308          SFD           7.000         6.500        $ 2,494.89
4994717         LONG GROVE                 IL           60047          SFD           7.250         6.500        $ 3,069.80
4994740         EDINA                      MN           55424          SFD           7.250         6.500        $ 3,165.30
4994842         WOODINVILLE                WA           98072          SFD           7.125         6.500        $ 2,142.43
4995194         BRONXVILLE                 NY           10708          SFD           6.875         6.500        $ 1,655.47
4995617         CHESTERFIELD               MO           63017          SFD           7.125         6.500        $ 2,253.26
4995735         YORBA LINDA                CA           92886          SFD           7.125         6.500        $ 2,021.16
4995800         LOS ALTOS                  CA           94022          SFD           6.875         6.500        $ 4,270.04
4995989         FORT WORTH                 TX           76107          SFD           7.250         6.500        $ 6,293.08
4996274         ROCKVILLE                  MD           20853          SFD           6.500         6.233        $ 2,114.27
4996320         EAST HAMPTON               NY           11937          SFD           7.375         6.500        $ 1,830.29
4996418         HOUSTON                    TX           77005          SFD           6.875         6.500        $ 2,067.35
4996516         LAKE OSWEGO                OR           97034          SFD           7.000         6.500        $ 1,783.02
4996776         DANVILLE                   IN           46122          SFD           7.250         6.500        $ 2,387.62
4996786         TULSA                      OK           74137          SFD           7.500         6.500        $ 1,879.49
4996842         SUMNER                     WA           98390          SFD           7.000         6.500        $ 3,186.80
4996895         ARLINGTON                  TX           76013          SFD           7.000         6.500        $ 1,796.32
4996914         LONGMONT                   CO           80503          SFD           7.125         6.500        $ 2,112.11
4996942         SAN JOSE                   CA           95123          SFD           7.125         6.500        $ 1,996.91
4996976         NORTH GRANBY               CT           06060          SFD           7.250         6.500        $ 2,120.24
4997019         ESSEX                      MA           01929          SFD           7.750         6.500        $ 2,039.31
4997057         OAKLAND                    CA           94605          SFD           7.250         6.500        $ 2,184.33
4997111         LOS ANGELES                CA           90006          SFD           7.250         6.500        $ 1,800.95
4997162         BOTHELL                    WA           98011          SFD           6.875         6.500        $ 1,872.25
4997225         HAMPTON                    VA           23669          SFD           6.875         6.500        $ 1,771.09
4997867         REDONDO BEACH              CA           90277          SFD           7.375         6.500        $ 2,512.68
4997973         SAN DIEGO                  CA           92109          SFD           7.250         6.500        $ 2,236.86
4998052         FAIRFAX                    CA           94930          SFD           7.250         6.500        $ 2,200.02
4998168         DILLON BEACH               CA           94929          SFD           7.375         6.500        $ 1,785.40
4998309         DALLAS                     TX           75225          SFD           7.250         6.500        $ 2,387.62
4998468         ENCINO                     CA           91316          SFD           7.625         6.500        $ 3,362.03
4998493         LEXINGTON                  MA           02173          SFD           6.750         6.483        $ 2,734.49
4998604         JACKSON                    MS           39211          SFD           7.000         6.500        $ 1,896.11
4998632         BRISBANE                   CA           94005          LCO           7.250         6.500        $ 2,612.74
4998749         FREMONT                    CA           94536          SFD           7.375         6.500        $ 1,856.54
4998953         NEW CANAAN                 CT           06840          SFD           6.750         6.483        $ 3,891.59
4999331         SAN DIEGO                  CA           92123          LCO           7.250         6.500        $ 2,203.43
4999464         EAST HAMPTON               NY           11937          SFD           7.500         6.500        $ 1,778.81
5000142         CHISAGO CITY               MN           55013          SFD           6.500         6.233        $ 1,769.79
5000435         CINCINNATI                 OH           45244          SFD           6.500         6.233        $ 2,174.32
5000449         SANTA CLARA                CA           95050          SFD           7.625         6.500        $ 1,911.05
5000457         BEDMINSTER                 NJ           07921          SFD           7.500         6.500        $ 1,783.00
5000494         VALENCIA                   CA           91354          SFD           7.250         6.500        $ 2,019.25
5000582         NAPERVILLE                 IL           60564          SFD           6.625         6.358        $ 1,824.89
5000717         BIRMINGHAM                 AL           35242          SFD           7.500         6.500        $ 4,544.20
5001015         TEQUESTA                   FL           33469          SFD           7.000         6.500        $ 2,714.44
5001025         BIRMINGHAM                 AL           35216          SFD           7.375         6.500        $ 3,011.35
5001093         RANCHO PALOS VERDES        CA           90275          SFD           6.875         6.500        $ 2,837.94
5001140         TACOMA                     WA           98446          SFD           7.375         6.500        $ 1,799.21
5001147         BIRMINGHAM TOWNSHIP        PA           19382          SFD           7.375         6.500        $ 2,811.05
5001166         SAN JOSE                   CA           95131          SFD           7.375         6.500        $ 2,728.17
5001242         BERKELEY                   CA           94705          SFD           7.375         6.500        $ 2,538.24
5001274         SAN FRANCISCO              CA           94117          SFD           7.375         6.500        $ 3,204.74
5001430         HUBBARD                    OH           44425          SFD           7.375         6.500        $ 2,926.05
5001505         FORT WORTH                 TX           76107          SFD           7.125         6.500        $ 4,379.17
5001510         SAN DIEGO                  CA           92109          LCO           7.000         6.500        $ 3,033.78
5001566         MOUNTAIN VIEW              CA           94041          SFD           7.250         6.500        $ 2,421.73
5001587         AURORA                     CO           80015          SFD           7.000         6.500        $ 1,861.18
5001711         CENTREVILLE                DE           19807          SFD           6.750         6.483        $ 1,816.07
5001717         CINCINNATI                 OH           45246          SFD           7.000         6.500        $ 1,862.85
5001861         WINCHESTER                 MA           01890          SFD           7.750         6.500        $ 2,149.24
5001980         CARLSBAD                   CA           92009          SFD           7.000         6.500        $ 1,939.02
5002018         DALLAS                     TX           75230          SFD           7.000         6.500        $ 2,687.83
5002020         HANOVER                    MA           02339          SFD           7.000         6.500        $ 3,579.33
5002084         LAGUNA NIGUEL              CA           92677          SFD           7.000         6.500        $ 1,862.85
5002202         GREENWICH                  CT           06831          SFD           7.375         6.500        $ 2,141.48
5002451         TETON VILLAGE              WY           83025          SFD           7.125         6.500        $ 3,702.09
5002539         TOWER                      MN           55790          SFD           6.500         6.233        $ 2,621.82
5002545         SAINT CHARLES              IL           60175          SFD           7.000         6.500        $ 2,222.12
5002665         GLEN MILLS                 PA           19342          SFD           6.625         6.358        $ 1,760.86
5002710         SONOMA                     CA           95476          SFD           7.500         6.500        $ 2,090.66
5002740         JUPITER                    FL           33458          SFD           7.375         6.500        $ 2,237.79
5002760         SAN JOSE                   CA           95135          SFD           7.750         6.500        $ 2,808.34
5002788         NEW YORK                   NY           10013          HCO           7.250         6.500        $ 2,987.93
5002807         SEATTLE                    WA           98105          SFD           7.000         6.500        $ 2,123.65
5002899         SONOMA                     CA           95476          SFD           7.125         6.500        $ 2,188.24
5003147         MANHATTAN BEACH            CA           90266          SFD           6.875         6.500        $ 2,627.72
5003156         OAK PARK                   CA           91301          SFD           7.375         6.500        $ 1,916.63
5003198         THOUSAND OAKS              CA           91362          SFD           7.250         6.500        $ 1,910.10
5003392         TUXEDO PARK                NY           10987          SFD           7.500         6.500        $ 2,461.24
5003601         SUNNYVALE                  CA           94087          SFD           7.250         6.500        $ 2,237.54
5003806         WESTON                     CT           06883          SFD           7.250         6.500        $ 2,046.53
5003918         DALLAS                     TX           75230          SFD           6.750         6.483        $ 3,567.29
5004035         AUSTIN                     TX           78730          SFD           6.750         6.483        $ 2,429.00
5004042         LAREDO                     TX           78041          SFD           7.250         6.500        $ 1,841.88
5004138         PARKLAND                   FL           33067          SFD           7.125         6.500        $ 2,021.16
5004185         TIBURON                    CA           94920          SFD           7.250         6.500        $ 5,542.69
5004197         LAFAYETTE                  CA           94549          SFD           7.250         6.500        $ 3,342.67
5004270         STAMFORD                   CT           06903          SFD           6.625         6.358        $ 2,061.81
5004350         COLUMBIA                   MO           65203          SFD           7.375         6.500        $ 2,357.27
5004363         NOVATO                     CA           94945          SFD           7.625         6.500        $ 3,666.38
5004370         MENLO PARK                 CA           94025          SFD           7.125         6.500        $ 2,627.50
5004401         SAN DIEGO                  CA           92131          SFD           7.125         6.500        $ 1,810.29
5004423         SEATTLE                    WA           98105          SFD           7.000         6.500        $ 2,787.62
5004427         SUNNYVALE                  CA           94087          SFD           7.750         6.500        $ 2,185.06
5004529         PALO ALTO                  CA           94306          SFD           7.500         6.500        $ 2,293.43
5004549         CHERRY HILLS VILLAGE       CO           80110          SFD           6.875         6.500        $ 3,659.10
5004604         REDMOND                    WA           98053          SFD           7.250         6.500        $ 2,114.75
5004812         SANTA CLARA                CA           95051          SFD           7.750         6.500        $ 2,084.76
5004854         AUDUBON                    PA           19403          SFD           7.000         6.500        $ 2,297.69
5004870         SANTA FE                   NM           87505          SFD           7.000         6.500        $ 1,646.63
5004896         LYNBROOK                   NY           11563          SFD           7.875         6.500         $ 906.34
5004909         SUNNYVALE                  CA           94087          SFD           7.875         6.500        $ 1,979.44
5005062         YORBA LINDA                CA           92886          SFD           7.125         6.500        $ 4,257.91
5005171         LOS ALAMITOS               CA           90720          SFD           7.375         6.500        $ 1,747.41
5005238         BETHESDA                   MD           20817          SFD           6.750         6.483        $ 1,660.42
5005289         SAN FRANCISCO              CA           94132          SFD           7.375         6.500        $ 2,590.03
5005305         NOVATO                     CA           94949          SFD           7.500         6.500        $ 2,129.11
5005362         WEBSTER GROVES             MO           63119          SFD           7.125         6.500        $ 1,953.79
5005369         NOVATO                     CA           94945          SFD           7.375         6.500        $ 1,906.27
5005370         SAN FRANCISCO              CA           94111          LCO           7.250         6.500        $ 2,246.28
5005383         SANTA BARBARA              CA           93111          SFD           7.750         6.500        $ 2,163.57
5005405         GREEN OAKS                 IL           60048          SFD           7.625         6.500        $ 2,484.36
5005439         NORTH REDINGTON BEAC       FL           33708          SFD           7.375         6.500        $ 1,806.12
5005444         SAN JOSE                   CA           95129          SFD           7.875         6.500        $ 2,102.71
5005452         MILPITAS                   CA           95035          SFD           7.875         6.500        $ 2,813.27
5005460         SAN JOSE                   CA           95129          SFD           7.625         6.500        $ 2,123.39
5005478         SAN JOSE                   CA           95120          SFD           7.375         6.500        $ 2,405.88
5005842         WILTON                     CT           06897          SFD           7.500         6.500        $ 3,845.68
5005904         CHINO HILLS                CA           91709          SFD           7.125         6.500        $ 1,751.67
5006095         CAPE CORAL                 FL           33914          SFD           7.125         6.500        $ 2,182.85
5006096         MILFORD                    MI           48380          SFD           7.500         6.500        $ 2,258.47
5006345         HERMOSA BEACH              CA           90254          SFD           7.250         6.500        $ 3,656.47
5006517         ST. GEORGE                 UT           84790          SFD           7.250         6.500        $ 2,630.47
5006522         SAN FRANCISCO              CA           94108          HCO           7.375         6.500        $ 2,817.96
5006829         SAN DIEGO                  CA           92131          SFD           7.000         6.500        $ 2,461.62
5007001         AUSTIN                     TX           78731          SFD           6.875         6.500        $ 2,470.06
5007188         SUNNYVALE                  CA           94087          SFD           6.500         6.233        $ 1,896.21
5007319         ANAHEIM                    CA           92807          SFD           7.375         6.500        $ 1,989.15
5007358         SANDY                      UT           84092          SFD           6.875         6.500        $ 2,627.72
5007396         SAN JOSE                   CA           95135          SFD           7.250         6.500        $ 3,465.46
5007397         WESTPORT                   CT           06880          SFD           7.000         6.500        $ 2,508.20
5007404         ALAMEDA                    CA           94501          SFD           7.125         6.500        $ 1,994.21
5007473         FREMONT                    CA           94539          SFD           7.750         6.500        $ 3,159.38
5007533         NASHVILLE                  TN           37220          SFD           7.000         6.500        $ 1,975.94
5007553         SAN FRANCISCO              CA           94108          HCO           7.250         6.500        $ 2,165.37
5007599         SANTA CLARA                CA           95051          SFD           7.125         6.500        $ 1,819.05
5007601         MISSION VIEJO              CA           92692          SFD           7.000         6.500        $ 2,162.24
5007928         DANVILLE                   CA           94506          SFD           7.875         6.500        $ 3,624.77
5008016         SAN JOSE                   CA           95128          SFD           7.375         6.500        $ 1,806.81
5008017         LAFITTE                    LA           70067          SFD           7.250         6.500        $ 1,862.35
5008167         NORTH MIAMI BEACH          FL           33160          SFD           7.375         6.500        $ 3,038.98
5008197         CUPERTINO                  CA           95014          SFD           7.125         6.500        $ 2,004.31
5008278         FREMONT                    CA           94539          SFD           7.500         6.500        $ 1,908.86
5008335         CUPERTINO                  CA           95014          SFD           7.875         6.500        $ 1,957.69
5008416         SAN CARLOS                 CA           94070          SFD           7.000         6.500        $ 2,428.36
5008472         LAS FLORES                 CA           92688          SFD           7.250         6.500        $ 1,825.84
5008514         AGOURA HILLS               CA           91301          SFD           7.250         6.500        $ 1,725.91
5008546         LAS VEGAS                  NV           89113          SFD           7.250         6.500        $ 1,705.44
5008548         REDWOOD CITY               CA           94061          SFD           7.250         6.500        $ 2,251.18
5008638         SAN DIEGO                  CA           92116          SFD           7.250         6.500        $ 1,715.67
5008645         LAGUNA BEACH               CA           92651          SFD           7.375         6.500        $ 1,788.51
5009028         MILPITAS                   CA           95035          SFD           7.500         6.500        $ 2,223.51
5009157         CAMARILLO                  CA           93012          SFD           7.250         6.500        $ 1,875.98
5009160         SAN JOSE                   CA           95135          SFD           7.125         6.500        $ 2,661.19
5009178         PLACERVILLE                CA           95667          SFD           7.250         6.500        $ 2,077.23
5009208         LA CANADA FLINTRIDGE       CA           91011          SFD           7.250         6.500        $ 3,540.50
5009312         NORTHRIDGE                 CA           91326          SFD           7.250         6.500        $ 1,903.27
5009916         SOUTHAMPTON                NY           11968          SFD           7.625         6.500        $ 1,677.48
5010023         SAN JOSE                   CA           95131          SFD           7.000         6.500        $ 2,498.22
5010030         PLEASANTON                 CA           94588          SFD           7.750         6.500        $ 2,185.78
5010060         LAFAYETTE                  CA           94549          SFD           7.000         6.500        $ 2,927.34
5010070         ALAMEDA                    CA           94501          SFD           7.250         6.500        $ 1,705.45
5010187         SUNNYVALE                  CA           94087          SFD           7.250         6.500        $ 2,114.75
5010247         CUPERTINO                  CA           95014          SFD           7.750         6.500        $ 2,342.67
5010270         TORRANCE                   CA           90505          SFD           7.500         6.500        $ 1,966.20
5010340         CHINO HILLS                CA           91709          SFD           7.500         6.500        $ 2,255.67
5010397         ANNAPOLIS                  MD           21401          SFD           6.750         6.483        $ 1,913.36
5010420         AUSTIN                     TX           78703          SFD           6.875         6.500        $ 3,186.10
5010447         AURORA                     CO           80016          SFD           6.875         6.500        $ 3,186.10
5010472         LAGUNA BEACH               CA           92651          SFD           7.000         6.500        $ 1,829.59
5010562         WESTPORT                   CT           06880          SFD           7.125         6.500        $ 2,021.16
5010670         COTTAGE GROVE              OR           97424          SFD           7.125         6.500        $ 2,122.21
5010860         CAMPBELL                   CA           95008          SFD           7.625         6.500        $ 2,575.38
5010910         ROSS                       CA           94957          SFD           7.250         6.500        $ 3,683.76
5010999         MISSION VIEJO              CA           92692          SFD           7.375         6.500        $ 2,503.70
5011046         FREMONT                    CA           94539          SFD           7.125         6.500        $ 3,368.60
5011247         GLENDALE                   CA           91202          SFD           7.375         6.500        $ 3,515.54
5011261         SAN JOSE                   CA           95120          SFD           7.125         6.500        $ 2,223.28
5011508         LOS GATOS                  CA           95032          SFD           7.125         6.500        $ 1,903.25
5011678         SAN MATEO                  CA           94404          LCO           7.250         6.500        $ 2,128.39
5011739         MARIETTA                   GA           30067          SFD           7.750         6.500        $ 2,261.72
5012088         LAGUNA NIGUEL              CA           92677          SFD           7.000         6.500        $ 1,697.86
5012221         LAGUNA NIGUEL              CA           92677          SFD           7.375         6.500        $ 2,282.69
5012327         FREMONT                    CA           94539          SFD           7.375         6.500        $ 3,453.38
5012337         SAN JOSE                   CA           95132          SFD           7.375         6.500        $ 2,763.05
5012481         POTOMAC                    MD           20854          SFD           7.000         6.500        $ 2,548.11
5012614         COLORADO SPRINGS           CO           80906          SFD           7.000         6.500        $ 1,696.52
5012691         IRVINE                     CA           92714          SFD           7.000         6.500        $ 1,683.22
5012933         UNIVERSITY CITY            MO           63130          SFD           7.125         6.500        $ 1,852.73
5012980         DANVILLE                   CA           94526          SFD           7.625         6.500        $ 2,576.37
5012995         ORINDA                     CA           94563          SFD           7.875         6.500        $ 3,451.34
5013096         FREMONT                    CA           94539          SFD           7.750         6.500        $ 2,349.84
5013262         SANTA CLARA                CA           95051          SFD           7.875         6.500        $ 1,957.69
5013273         SUDBURY                    MA           01776          SFD           7.500         6.500        $ 2,482.22
5013429         SACRAMENTO                 CA           95831          SFD           7.625         6.500        $ 1,859.77
5013559         BOCA RATON                 FL           33486          SFD           7.000         6.500        $ 1,850.88
5013599         CEDAR PARK                 TX           78613          SFD           7.000         6.500        $ 2,022.52
5013927         NORFOLK                    VA           23505          SFD           6.750         6.483        $ 1,996.71
5014175         SAN JOSE                   CA           95129          SFD           7.875         6.500        $ 2,980.04
5014428         MARCO ISLAND               FL           34145          SFD           7.125         6.500        $ 1,940.31
5014450         WALNUT                     CA           91789          LCO           6.750         6.483        $ 1,849.48
5014482         NEWPORT BEACH              CA           92660          SFD           7.250         6.500        $ 2,258.01
5014654         CAMPBELL                   CA           95008          SFD           7.625         6.500        $ 2,571.92
5014805         TIBURON                    CA           94920          LCO           7.125         6.500        $ 2,492.76
5014892         VIRGINIA BEACH             VA           32455          SFD           7.125         6.500        $ 1,886.42
5014893         SAN JOSE                   CA           95119          SFD           7.375         6.500        $ 1,914.56
5015070         GOLETA                     CA           93117          SFD           6.875         6.500        $ 2,128.45
5015130         DANVILLE                   CA           94526          PUD           7.375         6.500        $ 1,847.56
5015423         CUPERTINO                  CA           95014          SFD           7.125         6.500        $ 2,034.63
5015574         SANTA BARBARA              CA           93105          SFD           6.875         6.500        $ 2,378.09
5015616         SANTA BARBARA              CA           93108          SFD           7.000         6.500        $ 2,641.26
5015676         MOUNTAIN VIEW              CA           94040          SFD           7.125         6.500        $ 3,372.64
5015713         LOS ALTOS                  CA           94022          SFD           7.250         6.500        $ 3,376.78
5015749         BELTON                     MO           64012          SFD           7.125         6.500        $ 2,273.80
5015759         PALO ALTO                  CA           94303          SFD           7.625         6.500        $ 2,052.61
5015798         SAN MATEO                  CA           94404          SFD           7.250         6.500        $ 1,910.10
5015829         CUPERTINO                  CA           95014          SFD           7.625         6.500        $ 2,958.58
5015880         SAN MARINO                 CA           91108          SFD           7.375         6.500        $ 2,177.70
5015936         EDMONDS                    WA           98026          SFD           7.500         6.500        $ 1,977.03
5016039         WOODINVILLE                WA           98072          SFD           7.375         6.500        $ 2,348.30
5016128         AUSTIN                     TX           78733          SFD           6.750         6.483        $ 2,557.75
5016224         SUNNYVALE                  CA           94086          SFD           7.250         6.500        $ 1,760.02
5016244         AVON                       NC           27915          SFD           7.000         6.500        $ 3,160.19
5016299         SARATOGA                   CA           95070          SFD           7.500         6.500        $ 2,237.49
5016582         CUPERTINO                  CA           95014          SFD           7.125         6.500        $ 2,526.45
5016638         SARATOGA                   CA           95070          SFD           7.000         6.500        $ 3,589.98
5016648         CUPERTINO                  CA           95014          SFD           7.125         6.500        $ 3,031.74
5016736         AGOURA HILLS               CA           91301          SFD           7.000         6.500        $ 1,696.52
5016737         WALNUT CREEK               CA           94596          SFD           7.125         6.500        $ 1,920.06
5016744         FREMONT                    CA           94555          SFD           7.250         6.500        $ 1,730.00
5016765         SAN JOSE                   CA           95138          PUD           7.000         6.500        $ 3,566.03
5016780         FOOTHILL RANCH             CA           92610          PUD           7.250         6.500        $ 2,182.96
5016788         SAN MATEO                  CA           94401          SFD           7.125         6.500        $ 2,533.18
5016806         SAN MATEO                  CA           94403          SFD           7.125         6.500        $ 1,926.84
5016993         WARREN                     NJ           07060          SFD           7.000         6.500        $ 2,381.79
5017113         AMERICAN FORK              UT           84003          SFD           7.125         6.500        $ 1,839.25
5017250         PASADENA                   CA           91105          SFD           7.250         6.500        $ 2,275.06
5017285         GREENVILLE                 SC           29615          SFD           6.875         6.500        $ 1,732.32
5017307         SEATTLE                    WA           98115          SFD           7.125         6.500        $ 2,748.78
5017373         ENUMCLAW                   WA           98022          SFD           7.375         6.500        $ 1,790.23
5017519         PLANO                      TX           75093          SFD           6.875         6.500        $ 2,548.89
5017631         MILL CREEK                 WA           98012          SFD           7.125         6.500        $ 1,794.12
5017749         HALF MOON BAY              CA           94019          SFD           7.125         6.500        $ 2,371.49
5017800         SAN JOSE                   CA           95129          SFD           7.125         6.500        $ 2,501.19
5017830         MOUNTAIN VIEW              CA           94040          SFD           6.750         6.483        $ 2,140.38
5017838         TEMECULA                   CA           92562          SFD           7.375         6.500        $ 2,196.35
5017873         MISSION VIEJO              CA           92692          SFD           6.875         6.500        $ 1,951.08
5018198         BELLEVUE                   WA           98006          SFD           7.000         6.500        $ 2,676.51
5018259         ANAHEIM                    CA           92807          SFD           7.125         6.500        $ 3,368.59
5018264         LOS ALTOS                  CA           94022          SFD           7.000         6.500        $ 3,406.35
5018294         LIVERMORE                  CA           94550          SFD           7.375         6.500        $ 1,808.53
5018350         OREM                       UT           84058          SFD           6.625         6.358        $ 2,126.47
5018357         MILTON                     MA           02186          SFD           7.250         6.500        $ 2,244.36
5018369         WESTMINSTER                CA           92683          SFD           7.125         6.500        $ 2,000.95
5018379         GLENDALE                   CA           91206          SFD           7.000         6.500        $ 1,889.46
5018421         BENICIA                    CA           94510          SFD           7.250         6.500        $ 1,691.80
5018442         TRABUCO CANYON             CA           92679          SFD           7.000         6.500        $ 1,829.58
5018457         GLENDALE                   CA           91206          SFD           7.250         6.500        $ 1,398.46
5018460         CARLSBAD                   CA           92009          SFD           6.875         6.500        $ 2,562.02
5018465         PLAINFIELD                 IL           60544          SFD           6.750         6.483        $ 1,945.79
5018481         VISTA                      CA           92083          SFD           7.125         6.500         $ 976.89
5018489         PLAINFIELD                 IN           46168          SFD           7.125         6.500        $ 1,886.41
5018491         LAUREL                     MD           20723          SFD           6.750         6.483        $ 1,660.41
5018500         TORRANCE                   CA           90505          SFD           7.125         6.500        $ 1,886.41
5018515         IRVINE                     CA           92606          SFD           7.375         6.500        $ 1,902.46
5018533         LAS VEGAS                  NV           89113          SFD           7.250         6.500        $ 1,948.30
5018536         BURLINGAME                 CA           94010          SFD           6.875         6.500        $ 2,529.18
5018538         SAN MATEO                  CA           94403          SFD           7.250         6.500        $ 1,855.52
5018589         CAMPBELL                   CA           95008          SFD           7.000         6.500        $ 2,062.44
5018854         GLENDALE                   CA           91201          SFD           7.375         6.500        $ 1,740.51
5018883         MANHATTAN BEACH            CA           90266          SFD           7.125         6.500        $ 1,984.78
5018895         SAN JOSE                   CA           95129          SFD           7.875         6.500        $ 3,132.30
5019053         LAWRENCE                   KS           66047          SFD           6.875         6.500        $ 3,203.19
5019194         SAN JOSE                   CA           95123          SFD           7.000         6.500        $ 1,961.98
5019291         GLENDALE                   CA           91208          SFD           7.000         6.500        $ 2,794.28
5019308         FREMONT                    CA           94536          SFD           7.500         6.500        $ 1,796.99
5019329         SARATOGA                   CA           95070          SFD           7.250         6.500        $ 2,728.71
5019341         SAN JOSE                   CA           95129          SFD           6.875         6.500        $ 3,058.66
5019374         DANBURY                    CT           06811          SFD           7.250         6.500        $ 1,998.78
5019811         REDONDO BEACH              CA           90277          LCO           7.125         6.500        $ 2,566.87
5019840         SIMI VALLEY                CA           93065          SFD           7.000         6.500        $ 3,239.36
5019855         HONOLULU                   HI           96822          SFD           7.000         6.500        $ 2,727.74
5019966         SAN FRANCISCO              CA           94123          SFD           7.125         6.500        $ 3,031.74
5020452         SAN MARINO                 CA           91108          SFD           7.125         6.500        $ 3,895.78
5020827         LAGUNA HILLS               CA           92653          SFD           7.250         6.500        $ 1,809.14
5021007         REDWOOD CITY               CA           94065          SFD           7.000         6.500        $ 2,162.24
5021008         NORFOLK                    VA           23508          SFD           6.875         6.500        $ 1,803.27
5021033         SAN MATEO                  CA           94402          SFD           7.125         6.500        $ 3,415.76
5021040         MILLBRAE                   CA           94030          SFD           6.875         6.500        $ 1,970.79
5021259         SOUTH SAN FRANCISCO        CA           94080          SFD           7.125         6.500        $ 1,681.60
5021740         LONG BEACH                 CA           90807          SFD           7.125         6.500        $ 2,262.35
5021764         LA CANADA-FLINTRIDGE       CA           91011          SFD           7.250         6.500        $ 2,558.17
5021781         IRVINE                     CA           92614          LCO           7.000         6.500        $ 2,125.65
5021801         COSTA MESA                 CA           92627          SFD           7.000         6.500        $ 2,341.87
5021827         SAN JOSE                   CA           95120          SFD           7.000         6.500        $ 2,594.68
5021829         SOUTHLAKE                  TX           76092          SFD           7.125         6.500        $ 2,268.42
5021872         LAGUNA NIGUEL              CA           92677          SFD           7.375         6.500        $ 2,555.50
5021917         PISMO BEACH                CA           93449          SFD           7.000         6.500        $ 2,368.48
5021945         NEWPORT BEACH              CA           92660          SFD           6.875         6.500        $ 4,247.05
5021946         COTO DE CAZA AREA          CA           92679          SFD           7.250         6.500        $ 1,991.96
5021977         COVINA                     CA           91724          SFD           7.250         6.500        $ 2,094.29
5022155         POMONA                     CA           91768          SFD           7.375         6.500        $ 1,785.40
5022188         SUNNYVALE                  CA           94087          SFD           7.250         6.500        $ 2,728.71
5023087         LAGUNA NIGUEL              CA           92677          SFD           7.375         6.500        $ 2,141.10
5023762         SAN FRANCISCO              CA           94133          LCO           7.000         6.500        $ 3,276.62
5023975         SUNNYVALE                  CA           94087          SFD           7.375         6.500        $ 2,016.78
5024006         CYPRESS                    CA           90630          SFD           6.875         6.500        $ 1,826.27
5024033         RANCHO PALOS VERDE         CA           90275          SFD           7.250         6.500        $ 2,124.98
5024540         AUSTIN                     TX           78746          LCO           7.250         6.500        $ 2,128.39
5024853         LOS ANGELES                CA           90293          SFD           7.250         6.500        $ 3,199.41
5024922         REDWOOD CITY               CA           94061          SFD           7.250         6.500        $ 1,691.80
5025006         SANTA CRUZ                 CA           95062          SFD           7.125         6.500        $ 2,358.02
5026123         SAN JOSE                   CA           95130          SFD           7.875         6.500        $ 2,049.05
5026912         RANCHO CUCAMONGA           CA           91737          SFD           7.125         6.500        $ 1,940.31
5029303         MANHASSET                  NY           11030          SFD           7.375         6.500        $ 3,108.04
5029430         SAN DIEGO                  CA           92130          SFD           7.375         6.500        $ 3,543.16
5029493         WALNUT                     CA           91789          SFD           7.500         6.500        $ 2,237.49
5029637         SAN FRANCISCO              CA           94116          SFD           7.375         6.500        $ 3,259.99
5029726         SHELBY TOWNSHIP            MI           48316          SFD           7.750         6.500         $ 823.88
5029838         REDMOND                    WA           98053          SFD           7.375         6.500        $ 4,405.47
5029857         STUDIO CITY                CA           91604          SFD           7.375         6.500        $ 1,705.97
6767563         GYPSUM                     CO           81637          SFD           7.250         6.500        $ 1,534.90
6815115         SIOUX CITY                 IA           51106          SFD           7.375         6.500        $ 1,705.97
6827394         MONTROSE                   CO           81401          SFD           7.375         6.500        $ 2,127.28
6827558         SUGARLAND                  TX           77479          SFD           7.125         6.500        $ 4,197.27
6875335         CHARLOTTE                  NC           28211          SFD           6.750         6.483        $ 2,678.71
6878689         LINDON                     UT           84042          SFD           7.375         6.500        $ 1,954.61
6895051         BRECKENRIDGE               CO           80424          SFD           7.000         6.500        $ 3,632.55
6903437         TRABUCO CANYON             CA           92679          PUD           7.125         6.500        $ 1,718.32
6912694         SHERIDAN                   WY           82801          SFD           7.250         6.500        $ 2,660.49
6926841         NEWFIELDS                  NH           03856          SFD           7.875         6.500        $ 1,950.44
6930817         PARK CITY                  UT           84060          SFD           7.375         6.500        $ 6,216.08
6949121         BASALT                     CO           81621          SFD           7.375         6.500        $ 5,180.06
6959942         CASTLE ROCK                CO           80104          SFD           7.500         6.500        $ 2,658.41
6975468         BURIEN                     WA           98146          SFD           7.250         6.500        $ 2,674.13
6975821         TWEKSBURY TWP              NJ           07830          SFD           6.500         6.233        $ 2,022.62
7042717         WETHERSFIELD               CT           06109          SFD           7.375         6.500        $ 1,768.13
7071790         ELK GROVE                  CA           95758          SFD           7.375         6.500        $ 2,621.70
7072781         PLEASANTON                 CA           94566          SFD           6.750         6.483        $ 2,107.94
7085910         BOULDERT                   CO           80301          SFD           7.125         6.500        $ 3,934.52
7087022         CASTLE ROCK                CO           80104          SFD           7.125         6.500        $ 2,587.08
7092218         SHREWSBURY                 MA           01545          SFD           7.250         6.500        $ 1,987.73
7094563         LANDENBURG                 PA           19350          SFD           7.000         6.500        $ 3,326.51
7102093         BRYN MAWR                  PA           19010          SFD           6.625         6.358        $ 5,029.00
7104385         WINTER PARK                FL           32789          SFD           7.375         6.500        $ 1,761.22
7106073         CHANDLER                   AZ           85224          SFD           7.375         6.500        $ 2,491.27
7109006         ALBUQUERQUE                NM           87107          SFD           6.750         6.483        $ 2,918.69
7119959         LAGUNA NIGUEL              CA           92677          SFD           6.500         6.233        $ 5,372.58
7129734         BARRINGTON                 IL           60010          SFD           7.375         6.500        $ 3,246.17
7137758         WEST DES MOINES            IA           50266          SFD           7.125         6.500        $ 1,751.67
7143190         SAN DIEGO                  CA           92121          SFD           6.750         6.483        $ 2,059.95
7145467         VALENCIA                   CA           91354          LCO           7.500         6.500        $ 1,194.83
7145880         COROLLA                    NC           27927          SFD           7.375         6.500        $ 2,579.03
7154026         CHESTERFIELD               MO           63005          SFD           7.125         6.500        $ 2,021.16
7201311         GERMANTOWN                 MD           20876          SFD           7.250         6.500        $ 1,729.32
7207800         CHESTERFIELD               VA           23838          SFD           6.875         6.500        $ 3,626.25
7209152         ANAHEIM                    CA           92807          SFD           6.750         6.483        $ 5,902.24
7213715         HOUSTON                    TX           77005          SFD           7.000         6.500        $ 2,277.33
7238066         LA HABRA                   CA           90631          SFD           7.125         6.500        $ 2,684.09
7238225         DENVER                     CO           80220          SFD           7.125         6.500        $ 2,061.24
7281478         NORTH WALES                PA           19454          SFD           7.875         6.500        $ 2,175.21
7282267         PACIFICA                   CA           94044          SFD           7.125         6.500        $ 2,260.48
7282340         LEESBURG                   VA           20175          SFD           6.625         6.358        $ 2,068.52
7292381         SIOUX FALLS                SD           57103          SFD           7.000         6.500        $ 1,649.95
7295870         KENNEBUNKPORT              ME           04046          SFD           7.500         6.500        $ 2,127.01
7311376         SAN DIEGO                  CA           92121          SFD           6.875         6.500        $ 1,832.83
7316938         SAN RAFAEL                 CA           94901          SFD           7.375         6.500        $ 2,486.43
7324996         MARION                     IA           52302          SFD           6.875         6.500        $ 2,494.69
7338836         SAN DIEGO                  CA           92127          SFD           7.000         6.500        $ 1,749.75
7341951         VALENCIA                   CA           91354          PUD           7.250         6.500        $ 2,386.04
7345759         EDEN PRAIRIE               MN           55346          SFD           7.125         6.500        $ 2,088.53
7357937         HERNDON                    VA           20171          SFD           6.500         6.233        $ 1,790.02
7373468         SAN DIEGO                  CA           92130          SFD           7.125         6.500        $ 2,920.57
7381260         CALABASAS                  CA           91302          SFD           6.875         6.500        $ 4,598.50
7386416         CARLSBAD                   CA           92009          SFD           7.250         6.500        $ 1,732.73
7390679         GILROY                     CA           95020          SFD           7.375         6.500        $ 2,484.50
7393592         PARADISE VALLEY            AZ           85253          SFD           7.625         6.500        $ 5,322.61
7396835         LOS ANGELES                CA           90077          SFD           7.500         6.500        $ 2,209.52
7407434         MILLERSVILLE               MD           21108          SFD           7.375         6.500        $ 2,344.15
7409701         AMES                       IA           50014          SFD           7.500         6.500        $ 2,517.17
7411417         CARLSBAD                   CA           92009          LCO           7.375         6.500        $ 1,899.70
7411587         LYME CENTER                NH           03769          SFD           7.125         6.500        $ 1,940.31
7418353         LEESBURG                   VA           20175          SFD           7.000         6.500        $ 1,640.97
7425142         OAK PARK                   CA           91301          SFD           7.125         6.500        $ 3,874.89
7431602         POTOMAC                    MD           20854          SFD           6.750         6.483        $ 3,009.03
7440757         PHOENIX                    AZ           85027          SFD           7.250         6.500        $ 1,801.29
7447268         CAMBRIA                    CA           93428          SFD           7.000         6.500        $ 4,237.98
7454292         BOWIE                      MD           20715          SFD           7.500         6.500        $ 1,759.28
7460363         WEST LINN                  OR           97068          SFD           6.500         6.233        $ 2,381.63
7476110         ASPEN                      CO           81611          SFD           7.125         6.500        $ 3,233.85
7481387         CARLSBAD                   CA           92009          SFD           7.125         6.500        $ 2,046.10
7483764         BORING                     OR           97009          SFD           7.625         6.500        $ 1,875.65
7485252         VIENNA                     VA           22181          SFD           6.500         6.233        $ 2,882.23
7487340         ROCKVILLE                  MD           20850          SFD           7.000         6.500        $ 3,379.74
7490582         RESTON                     VA           20194          SFD           6.750         6.483        $ 2,122.21
7503036         WOODBURY                   MN           55125          SFD           7.125         6.500        $ 2,673.32
7510337         SANTA CLARA                CA           95054          SFD           7.875         6.500        $ 2,128.14
7513065         CASTAIC AREA               CA           91384          SFD           7.500         6.500        $ 1,833.69
7514482         MISSION VIEJO              CA           92692          SFD           7.375         6.500        $ 2,336.55
7515478         MISSION VIEJO              CA           92692          SFD           7.125         6.500        $ 2,490.74
7519437         MISSION VIEJO              CA           92692          SFD           7.250         6.500        $ 2,355.21
7520403         ASPEN                      CO           81611          LCO           7.500         6.500        $ 2,517.17
7522203         FRESNO                     CA           93720          SFD           7.250         6.500        $ 1,688.39
7529861         SAN JOSE                   CA           95111          SFD           7.375         6.500        $ 1,788.85
7531174         LAGUNA NIGUEL              CA           92677          SFD           7.375         6.500        $ 5,166.25
7532093         OAK PARK                   CA           91301          SFD           7.250         6.500        $ 3,545.61
7534585         EL CERRITO                 CA           94530          SFD           7.625         6.500        $ 1,902.55
7538809         WEST BABYLON               NY           11704          SFD           7.250         6.500        $ 1,662.80
7540152         COLLIERVILLE               TN           38017          SFD           7.375         6.500        $ 1,932.68
7541255         COLBERT                    WA           99005          SFD           7.250         6.500        $ 1,801.63
7541521         LONGMONT                   CO           80503          SFD           7.250         6.500        $ 2,449.01
7543248         SAN FRANCISCO              CA           94110          MF2           7.250         6.500        $ 2,564.98
7544344         ENGLEWOOD CLIFFS           NJ           07631          SFD           7.000         6.500        $ 2,993.86
7549141         TUCSON                     AZ           85739          SFD           7.125         6.500        $ 1,882.71
7550906         LAGUNA NIGUEL              CA           92677          SFD           6.875         6.500        $ 1,678.45
7552774         BRISBANE                   CA           94005          LCO           6.875         6.500        $ 2,580.42
7557547         SAN DIEGO                  CA           92122          SFD           7.250         6.500        $ 2,592.27
7558679         SANTA CLARA                CA           95054          SFD           7.375         6.500        $ 2,526.88
7558682         SANTA CLARA                CA           95054          SFD           7.375         6.500        $ 1,988.87
7562947         REDWOOD CITY               CA           94065          SFD           7.000         6.500        $ 2,162.23
7563802         CHULA VISTA                CA           91915          SFD           7.500         6.500        $ 1,974.23
7565087         MORGAN HILL                CA           95037          SFD           7.000         6.500        $ 3,326.51
7565309         CORDOVA                    TN           38018          SFD           6.875         6.500        $ 3,521.14
7566700         CAMARILLO                  CA           93012          SFD           6.875         6.500        $ 2,058.49
7567047         EDEN PRAIRIE               MN           55346          SFD           7.250         6.500        $ 1,899.18
7572109         AUSTIN                     TX           78733          SFD           7.000         6.500        $ 2,203.15
7576737         ASPEN                      CO           81611          LCO           7.375         6.500        $ 2,320.67
7581186         LOUISVILLE                 KY           40241          SFD           7.250         6.500        $ 1,910.09
7581545         SEAL BEACH                 CA           90743          PUD           6.875         6.500        $ 5,583.89
7583086         LAYTONSVILLE               MD           20882          SFD           7.250         6.500        $ 1,964.67
7585296         SAN DIEGO                  CA           92131          SFD           7.375         6.500        $ 2,141.09
7586697         HINSDALE                   IL           60521          SFD           7.375         6.500        $ 2,210.16
7587338         DANVILLE                   CA           94526          SFD           7.000         6.500        $ 2,328.56
7587907         CHAPEL HILL                NC           27514          SFD           7.250         6.500        $ 2,046.53
7588919         ARLINGTON                  VA           22201          SFD           7.500         6.500        $ 2,281.19
7590465         KEY WEST                   FL           33040          SFD           7.000         6.500        $ 2,062.44
7590565         SAN DIEGO                  CA           92115          SFD           7.000         6.500        $ 1,886.13
7593659         SAN DIEGO                  CA           92130          SFD           7.375         6.500        $ 2,797.23
7594629         DEL MAR                    CA           92014          SFD           7.000         6.500        $ 4,723.65
7596148         FLOSSMOOR                  IL           60422          SFD           7.875         6.500        $ 1,894.24
7598215         IRVINE                     CA           92612          LCO           6.875         6.500        $ 1,767.14
7599638         LITTLETON                  CO           80128          SFD           6.750         6.483        $ 2,270.09
7600453         ATLANTA                    GA           30327          SFD           6.750         6.483        $ 2,837.62
7600690         MONTGOMERY                 NJ           08502          SFD           7.250         6.500        $ 1,773.66
7601146         SAN DIEGO                  CA           92121          SFD           6.875         6.500        $ 1,875.53
7601660         SAN DIEGO                  CA           92130          SFD           6.875         6.500        $ 3,674.20
7601771         APTOS                      CA           95003          SFD           7.250         6.500        $ 2,862.60
7602482         PHOENIX                    AZ           85023          SFD           6.875         6.500        $ 1,970.79
7602562         MERCER ISLAND              WA           98040          SFD           6.500         6.233        $ 3,792.41
7603306         SAN JOSE                   CA           95118          SFD           7.500         6.500        $ 1,873.89
7603439         BOW MAR                    CO           80123          SFD           6.500         6.233        $ 2,054.22
7603616         ALISO VIEJO AREA           CA           92656          LCO           7.500         6.500        $ 2,010.59
7604148         KANEOHE                    HI           96744          SFD           7.125         6.500        $ 2,533.18
7604308         LAGUNA BEACH               CA           92651          SFD           7.000         6.500        $ 1,896.11
7604310         INDIAN WELLS               CA           92210          PUD           7.375         6.500        $ 2,331.03
7605270         SHORT HILLS                NJ           07078          SFD           7.000         6.500        $ 2,868.78
7605320         TAMPA                      FL           33609          SFD           7.000         6.500        $ 1,862.85
7606099         FAIR OAKS                  CA           95628          SFD           7.375         6.500        $ 2,313.76
7606492         BARRINGTON                 IL           60010          SFD           7.250         6.500        $ 2,169.32
7607922         SHOREWOOD                  MN           55331          SFD           7.000         6.500        $ 2,583.04
7608710         NEWPORT COAST              CA           92657          SFD           6.875         6.500        $ 3,375.30
7608725         DANVILLE                   IN           46122          SFD           7.375         6.500        $ 1,933.89
7609104         RICHBORO                   PA           18954          SFD           7.375         6.500        $ 2,043.71
7609290         HOLMDEL                    NJ           07733          LCO           7.125         6.500        $ 2,762.25
7609866         FOXFIELD                   CO           80016          SFD           6.750         6.483        $ 3,405.14
7609961         OAKTON                     VA           22124          PUD           6.500         6.233        $ 1,762.52
7610060         CARLSBAD                   CA           92009          SFD           6.625         6.358        $ 1,920.93
7610071         REDLANDS                   CA           92373          SFD           7.375         6.500        $ 2,748.83
7610506         CHATHAM                    NJ           07928          SFD           7.250         6.500        $ 2,899.25
7611115         PHOENIXVILLE               PA           19460          SFD           7.250         6.500        $ 2,124.09
7611231         BAKERSFIELD                CA           93312          SFD           7.250         6.500        $ 1,884.85
7611267         IRVINE                     CA           92620          SFD           7.125         6.500        $ 1,711.24
7612042         LAGUNA NIGUEL              CA           92677          SFD           7.875         6.500        $ 2,806.02
7612097         ROCKLIN                    CA           95765          SFD           7.000         6.500        $ 2,148.93
7612156         CHANDLER                   AZ           85224          SFD           7.125         6.500        $ 1,991.12
7612689         VISALIA                    CA           93291          SFD           6.875         6.500        $ 4,124.86
7613327         WARREN TOWNSHIP            NJ           07069          SFD           6.750         6.483        $ 2,801.94
7613815         CLAYTON                    CA           94517          SFD           6.750         6.483        $ 1,709.06
7614844         GREAT FALLS                VA           22066          SFD           6.750         6.483        $ 2,931.66
7615530         BENICIA                    CA           94510          SFD           6.500         6.233        $ 1,738.19
7616241         SAN JOSE                   CA           95136          SFD           7.625         6.500        $ 2,123.38
7616591         NEWPORT                    CA           92660          LCO           6.875         6.500        $ 3,284.64
7617473         PIEDMONT                   CA           94611          SFD           6.500         6.233        $ 1,896.20
7617525         LITTLETON                  CO           80123          SFD           7.500         6.500        $ 2,971.66
7617531         WHITTIER                   CA           90603          SFD           7.625         6.500        $ 2,831.17
7617694         LOS ANGELES                CA           90292          LCO           7.250         6.500        $ 5,184.54
7617717         DARIEN                     CT           06820          SFD           7.000         6.500        $ 2,501.54
7618385         ALBUQUERQUE                NM           87111          SFD           6.750         6.483        $ 2,587.91
7618858         UNION CITY                 CA           94587          SFD           7.000         6.500        $ 2,130.64
7619538         MILPITAS                   CA           95035          SFD           7.250         6.500        $ 2,395.76
7620105         FAIRFIELD                  CT           06490          SFD           6.875         6.500        $ 4,237.19
7620989         WILMINGTON                 NC           28405          SFD           6.875         6.500        $ 2,496.33
7621188         SAN RAMON                  CA           94583          LCO           7.375         6.500        $ 1,899.01
7622210         PRINCETON                  NJ           08540          SFD           7.250         6.500        $ 3,069.79
7622516         GOLD RIVER                 CA           95670          SFD           7.250         6.500        $ 2,110.46
7622569         ATLANTA                    GA           30306          SFD           7.000         6.500        $ 1,795.65
7623059         AVALON                     NJ           08202          LCO           7.250         6.500        $ 1,828.23
7624338         SHERWOOD                   OR           97140          SFD           6.875         6.500        $ 1,944.51
7624389         HERNDON                    VA           20171          SFD           7.125         6.500        $ 1,960.86
7624978         POOLESVILLE                MD           20837          SFD           6.875         6.500        $ 1,805.24
7624994         ATLANTA                    GA           30327          SFD           6.625         6.358        $ 4,162.02
7625143         UKIAH                      CA           95482          SFD           7.375         6.500        $ 1,942.52
7625657         FAYETTEVILLE               GA           30215          SFD           7.250         6.500        $ 1,790.71
7626750         SUPERIOR                   CO           80027          SFD           6.750         6.483        $ 1,893.91
7626776         MANHATTAN BEACH            CA           90266          SFD           7.500         6.500        $ 6,992.15
7627003         EAU CLAIRE                 WI           54701          SFD           7.500         6.500        $ 3,915.60
7627249         RENO                       NV           89509          SFD           7.250         6.500        $ 1,945.57
7627859         LAS VEGAS                  NV           89134          PUD           7.125         6.500        $ 2,015.77
7627982         CAMBRIDGE                  MA           02138          LCO           6.875         6.500        $ 2,135.02
7629825         EASTHAM                    MA           02642          SFD           7.625         6.500        $ 2,255.03
7630059         RICHMOND                   VA           23233          SFD           7.375         6.500        $ 1,771.58
7630079         LOS ALTOS HILLS            CA           94022          SFD           7.250         6.500        $ 3,353.58
7630396         CHAPEL HILL                NC           27516          SFD           7.000         6.500        $ 2,049.13
7631062         SAN DIEGO                  CA           92131          SFD           7.125         6.500        $ 2,593.82
7631065         OCEAN CITY                 NJ           08226          LCO           7.625         6.500        $ 3,057.67
7631362         CARMEL                     CA           93923          SFD           7.125         6.500        $ 2,499.50
7631508         WALNUT CREEK               CA           94596          SFD           6.875         6.500        $ 2,470.05
7633253         SAN RAMON                  CA           94583          SFD           7.625         6.500        $ 2,165.85
7633818         BROOKFIELD                 WI           53045          SFD           7.375         6.500        $ 2,580.36
7635532         DALY CITY                  CA           94015          SFD           7.125         6.500        $ 2,038.00
7635743         SANTA CRUZ                 CA           95060          SFD           7.375         6.500        $ 3,309.72
7636032         EDINA                      MN           55439          SFD           7.125         6.500        $ 4,042.31
7636106         SAN DIEGO                  CA           92110          SFD           7.125         6.500        $ 1,778.62
7636812         SAN JOSE                   CA           95124          SFD           7.000         6.500        $ 2,847.49
7636819         BAINBRIDGE ISLAND          WA           98110          SFD           6.625         6.358        $ 2,878.84
7638199         DUNWOODY                   GA           30338          SFD           7.125         6.500        $ 2,610.66
7638305         ISSAQUAH                   WA           98027          SFD           7.500         6.500        $ 4,544.89
7639435         ROSWELL                    GA           30076          SFD           7.000         6.500        $ 2,015.60
7640138         PORTLAND                   OR           97229          SFD           7.000         6.500        $ 2,162.23
7640353         NASHVILLE                  TN           37215          SFD           7.250         6.500        $ 1,920.45
7641317         BULLHEAD CITY              AZ           86442          SFD           7.375         6.500        $ 2,438.08
7641987         REDMOND                    WA           98052          SFD           7.250         6.500        $ 2,332.74
7642214         BERKELEY                   CA           94708          SFD           7.250         6.500        $ 2,728.71
7642266         NORTH WALES                PA           19454          SFD           6.500         6.233        $ 1,744.51
7642391         PORT JEFFERSON             NY           11777          LCO           7.250         6.500        $ 1,821.41
7642577         SONOMA                     CA           95476          SFD           7.250         6.500        $ 2,292.11
7643086         BOWIE                      MD           20721          SFD           7.375         6.500        $ 2,707.45
7643202         KIOWA                      CO           80117          SFD           6.625         6.358        $ 2,241.09
7643525         CASWELL BEACH              NC           28461          SFD           7.125         6.500        $ 2,189.59
7643582         BURBANK                    CA           91506          SFD           6.750         6.483        $ 1,764.19
7643621         HOUSTON                    TX           77005          SFD           7.000         6.500        $ 2,059.94
7643870         SNOWMASS VILLAGE           CO           81615          LCO           7.125         6.500        $ 4,716.03
7645092         MILPITAS                   CA           95035          LCO           7.625         6.500         $ 707.79
7645401         HICKORY                    NC           28601          SFD           7.250         6.500        $ 2,161.68
7645470         TRUCKEE                    CA           96161          SFD           7.375         6.500        $ 3,867.78
7645629         APTOS                      CA           95003          SFD           7.250         6.500        $ 3,001.58
7645780         SHINGLE SPRINGS            CA           95682          SFD           6.875         6.500        $ 2,286.11
7645885         SACRAMENTO                 CA           95818          SFD           7.375         6.500        $ 2,486.43
7646039         BETHESDA                   MD           20816          SFD           7.250         6.500        $ 2,109.30
7646115         BILLINGS                   MT           59106          SFD           6.875         6.500        $ 1,970.79
7646136         LONGWOOD                   FL           32779          SFD           7.125         6.500        $ 2,364.75
7646214         REDMOND                    WA           98052          SFD           7.375         6.500        $ 2,362.11
7647125         HERNDON                    VA           20170          SFD           6.625         6.358        $ 1,879.95
7647738         NEW BERLIN                 WI           53151          SFD           7.000         6.500        $ 2,208.80
7648089         OXNARD                     CA           93035          SFD           7.000         6.500        $ 3,166.84
7648490         GOSHON                     CT           06756          SFD           7.875         6.500         $ 688.82
7648928         WOODSIDE                   NY           11377          MF2           7.250         6.500        $ 2,148.86
7649097         GIG HARBOR                 WA           98332          SFD           7.125         6.500        $ 2,358.01
7650048         TWP OF MONTCLAIR           NJ           07043          SFD           7.500         6.500        $ 2,643.03
7650626         TRABUCO CANYON             CA           92679          SFD           6.625         6.358        $ 2,340.34
7650676         SAN MARCOS                 CA           92069          SFD           7.125         6.500        $ 1,854.07
7650878         LAGUNA NIGUEL              CA           92677          SFD           7.250         6.500        $ 6,446.57
7651490         WELLINGTON                 FL           33414          SFD           7.000         6.500        $ 1,880.14
7652033         ROCHESTER HILLS            MI           48306          SFD           7.375         6.500        $ 1,795.06
7652649         WILLITS                    CA           95490          SFD           7.750         6.500        $ 2,020.28
7653101         LAS VEGAS                  NV           89128          SFD           7.375         6.500        $ 3,460.28
7654221         PORTLAND                   OR           97229          PUD           7.000         6.500        $ 2,155.58
7654230         OAKTON                     VA           22124          PUD           6.750         6.483        $ 1,797.59
7654645         HOUSTON                    TX           77006          SFD           7.125         6.500        $ 3,368.59
7655486         SAN JOSE                   CA           95130          SFD           7.625         6.500        $ 2,264.94
7656944         RANCHO CUCAMONGA           CA           91701          SFD           7.125         6.500        $ 1,145.32
7658370         LAKE FOREST                CA           92630          SFD           7.000         6.500        $ 1,751.08
7659192         WASHINGTON                 DC           20002          SFD           7.375         6.500        $ 1,738.77
7659742         SAN JOSE                   CA           95123          SFD           7.500         6.500        $ 1,843.48
7660747         SAN FRANCISCO              CA           94103          LCO           7.500         6.500        $ 2,433.27
7660901         SAN JOSE                   CA           95126          PUD           7.000         6.500        $ 2,294.63
7662354         SAN JOSE                   CA           95129          SFD           6.875         6.500        $ 1,740.86
7662567         MAMMOTH LAKES              CA           93546          SFD           7.250         6.500        $ 2,564.98
7662907         TEMECULA                   CA           92591          SFD           7.375         6.500        $ 4,365.07
7663342         RANCHO CUCAMONGA           CA           91739          SFD           7.250         6.500        $ 1,696.22
7663405         DUNSTABLE                  MA           01827          SFD           8.000         6.500        $ 2,167.91
7663502         PARK CITY                  UT           84060          SFD           7.000         6.500        $ 2,821.88
7664855         VIRGINIA BEACH             VA           23451          SFD           7.250         6.500        $ 1,846.99
7664926         SAN DIEGO                  CA           92130          PUD           7.000         6.500        $ 2,529.81
7664940         EL CAJON                   CA           92019          SFD           7.625         6.500        $ 1,769.48
7665187         LOS ANGELES                CA           91304          SFD           7.500         6.500        $ 2,187.14
7665781         DEL MAR                    CA           92014          LCO           7.375         6.500        $ 3,626.04
7666137         PRINCEVILLE                HI           96722          SFD           7.125         6.500        $ 4,193.90
7666362         FOLSOM                     CA           95630          SFD           7.000         6.500        $ 2,315.25
7667002         MINNEAPOLIS                MN           55403          SFD           7.250         6.500        $ 1,735.46
7667912         LA MESA                    CA           91941          SFD           7.500         6.500        $ 3,104.51
7668808         LIBERTYVILLE               IL           60048          SFD           7.000         6.500        $ 2,694.48
7668880         BASALT                     CO           81621          SFD           7.250         6.500        $ 2,684.36
7669553         ANAHEIM                    CA           92807          SFD           7.250         6.500        $ 3,069.79
7670068         POWAY                      CA           92064          SFD           7.000         6.500        $ 3,426.31
7670246         NEWTON                     MA           02459          SFD           7.375         6.500        $ 3,702.02
7670611         SAN JOSE                   CA           95118          SFD           7.500         6.500        $ 1,872.50
7672173         BYRON                      CA           94514          SFD           7.250         6.500        $ 1,773.66
7672227         FORT COLLINS               CO           80525          SFD           7.000         6.500        $ 2,661.21
7672491         ELK GROVE                  CA           95758          SFD           7.500         6.500        $ 2,097.64
7672743         LAFAYETTE                  CA           94549          SFD           7.375         6.500        $ 2,306.85
7673403         PARK CITY                  UT           84060          LCO           7.250         6.500        $ 2,455.83
7674057         WALNUT CREEK               CA           94596          SFD           7.000         6.500        $ 1,696.52
7674612         GLENDORA                   CA           91741          SFD           7.500         6.500        $ 1,706.08
7675075         LAGUNA HILLS               CA           92653          SFD           7.250         6.500        $ 2,728.71
7675195         LAKESIDE PARK              KY           41017          SFD           7.250         6.500        $ 2,360.33
7676125         HIGHLANDS RANCH            CO           80126          SFD           7.250         6.500        $ 1,800.95
7676569         SAN JOSE                   CA           95128          SFD           7.125         6.500        $ 2,075.05
7677332         NORTH OAKS                 MN           55127          SFD           7.125         6.500        $ 1,759.55
7677796         SAN JOSE                   CA           95120          SFD           7.250         6.500        $ 2,865.14
7677932         SAN DIEGO                  CA           92130          SFD           6.875         6.500        $ 3,118.77
7678227         OCEAN CITY                 NJ           08226          LCO           7.500         6.500        $ 2,618.56
7678300         ENCINITAS                  CA           92024          SFD           7.250         6.500        $ 1,918.62
7678557         MIDDLETOWN                 NJ           07748          SFD           7.500         6.500        $ 2,372.43
7680524         PASADENA                   CA           91106          SFD           7.250         6.500        $ 3,479.10
7681424         CHARLOTTE                  NC           28277          SFD           7.000         6.500        $ 1,729.79
7682626         SAUSALITO                  CA           94965          SFD           7.375         6.500        $ 2,196.35
7682786         CHULA VISTA                CA           91915          SFD           7.250         6.500        $ 1,778.43
7683093         ANAHEIM                    CA           92808          SFD           6.875         6.500        $ 1,839.40
7683561         ORANGE                     CA           92867          SFD           6.750         6.483        $ 1,757.70
7683867         FORT LEE                   NJ           07024          HCO           7.625         6.500        $ 1,787.18
7684885         SNOWMASS VILLAGE           CO           81615          LCO           7.375         6.500        $ 2,296.49
7685312         MCMINNVILLE                OR           97128          SFD           7.250         6.500        $ 2,030.84
7685379         OAKLAND                    CA           94602          SFD           7.250         6.500        $ 1,762.74
7685459         SEATTLE                    WA           98112          SFD           6.875         6.500        $ 2,299.25
7685521         ALAMO                      CA           94507          SFD           7.250         6.500        $ 3,301.73
7685758         LITTLETON                  CO           80123          SFD           7.250         6.500        $ 1,794.12
7686093         MCHENRY                    MD           21541          SFD           7.250         6.500        $ 1,940.11
7686429         SAN JUAN CAPISTRA          CA           92675          SFD           7.000         6.500        $ 3,792.22
7686848         MONMOUTH                   NJ           07750          SFD           6.625         6.358        $ 2,021.46
7686932         PLEASANT HILL              CA           94523          PUD           7.000         6.500        $ 1,751.41
7687109         CANTON                     MA           02021          SFD           7.375         6.500        $ 3,305.18
7687288         SNOWMASS                   CO           81654          SFD           7.250         6.500        $ 1,739.55
7687653         PARK CITY                  UT           84060          SFD           7.500         6.500        $ 3,188.42
7687947         SAN DIEGO                  CA           92109          SFD           7.375         6.500        $ 1,809.57
7688036         LOMITA                     CA           90717          SFD           7.250         6.500        $ 2,285.29
7688201         INDIANAPOLIS               IN           46256          SFD           7.500         6.500        $ 2,377.33
7688429         POTOMAC                    MD           20854          SFD           7.125         6.500        $ 3,301.22
7688651         SUNDANCE                   UT           84604          LCO           7.250         6.500        $ 1,364.35
7689837         PARADISE VALLEY            AZ           85253          SFD           7.375         6.500        $ 3,910.95
7692000         MIDWAY                     UT           84049          SFD           7.125         6.500        $ 2,021.16
7692088         TUXEDO                     NY           10987          SFD           7.250         6.500        $ 2,646.84
7693377         FRESNO                     CA           93720          PUD           7.375         6.500        $ 2,072.03
7693758         MANHATTAN BEACH            CA           90266          SFD           7.500         6.500        $ 6,992.15
7696268         GOLDEN                     CO           80401          SFD           7.375         6.500        $ 1,823.38
7696727         FAIRFAX STATION            VA           22039          SFD           6.500         6.233        $ 2,275.44
7697333         BASALT                     CO           81621          SFD           7.375         6.500        $ 2,201.53
7698322         ENUMCLAW                   WA           98022          SFD           7.250         6.500        $ 1,780.14
7700422         PITTSBURGH                 PA           15217          SFD           7.250         6.500        $ 1,944.20
7700642         ORINDA                     CA           94563          SFD           7.000         6.500        $ 2,860.80
7701692         PARK CITY                  UT           84060          SFD           7.500         6.500        $ 2,461.24
7705253         CHICAGO                    IL           60646          SFD           7.000         6.500        $ 2,474.93
7706565         ALISO VIEJO                CA           92565          LCO           7.500         6.500        $ 1,716.57
7708843         PRESCOTT                   AZ           86303          SFD           7.375         6.500        $ 3,784.90
7709809         CAMPBELL                   CA           95008          SFD           6.875         6.500        $ 1,734.29
7711001         SAN FRANCISCO              CA           94117          SFD           7.125         6.500        $ 2,802.67
7711082         PLEASANT GROVE             UT           84062          SFD           7.500         6.500         $ 513.92
7711408         SOLANA BEACH               CA           92075          SFD           7.125         6.500        $ 2,526.44
7712371         ALPHARETTA                 GA           30202          SFD           6.875         6.500        $ 2,299.25
7715861         MERCER ISLAND              WA           98040          SFD           7.125         6.500        $ 2,290.64
7719935         SAN JOSE                   CA           95125          SFD           7.125         6.500        $ 2,054.84
7720908         LOS ANGELES                CA           91602          SFD           7.375         6.500        $ 2,072.03
7724459         GOLDEN VALLEY              MN           55422          SFD           7.000         6.500        $ 1,809.62
7726305         LA CRESCENTA               CA           91214          SFD           7.750         6.500         $ 913.71


NASCOR
NMI / 1999-16  Exhibit F-2
30 YEAR FIXED RATE NON RELOCATION  LOANS

(continued)





(i)           (vii)         (viii)         (ix)           (x)           (xi)          (xii)         (xiii)         (xIv)
-----       --------      ----------   --------------    ------       ---------     ----------     --------     -----------
                                          CUT-OFF
MORTGAGE    ORIGINAL      SCHEDULED        DATE                                      MORTGAGE                     T.O.P.
LOAN         TERM TO       MATURITY      PRINCIPAL                                  INSURANCE       SERVICE      MORTGAGE
NUMBER      MATURITY         DATE         BALANCE         LTV          SUBSIDY         CODE           FEE          LOAN
--------    --------     -----------   --------------    ------       ---------     ----------     --------     -----------
4699654        360 8       1-May-29 8    $ 295,200.00     80.00                                       0.250
4716112        360 8       1-Mar-29 8    $ 351,462.67     80.00                                       0.250
4765675        360 5       1-Mar-29 5    $ 349,504.34     71.43                                       0.250
4818663        360 9       1-Apr-29 9    $ 274,751.39     77.91                                       0.250
4826828        360 4       1-May-29 4    $ 260,900.00     93.20                          17           0.250
4826909        360 2       1-May-29 2    $ 263,200.00     79.76                                       0.250
4830823        360 1       1-Apr-29 1    $ 296,774.00     90.00                          13           0.250
4839938        360 2       1-Apr-29 2    $ 258,897.88     79.99                                       0.250
4862615        360 3       1-Apr-29 3    $ 299,765.97     75.00                                       0.250
4865850        360 6       1-Jun-28 6    $ 257,700.27     68.42                                       0.250
4879708        360 6       1-May-29 6    $ 360,000.00     79.78                                       0.250
4883014        360 1       1-Dec-28 1    $ 251,029.33     81.29                          11           0.250
4889278        360 8       1-Oct-28 8    $ 59,649.64     54.05 4                                      0.250
4891309        360 0       1-Dec-28 0    $ 352,602.43     75.00                                       0.250
4902152        360 1       1-May-29 1    $ 425,000.00     66.41                                       0.250
4911891        360 1       1-Oct-28 1    $ 396,681.80     88.47                          01           0.250
4914886        360 7       1-May-29 7    $ 320,000.00     65.98                                       0.250
4926758        360 8       1-Feb-29 8    $ 311,582.69     90.00                                       0.250
4930049        360 6       1-May-29 6    $ 480,000.00     70.07                                       0.250
4931751        360 3       1-Apr-29 3    $ 291,793.90     77.87                                       0.250
4941578        360 5       1-May-29 5    $ 250,000.00     38.46                                       0.250
4945298        360 9       1-Jan-29 9    $ 298,983.14     75.00                                       0.250
4946637        360 3       1-Mar-29 3    $ 333,514.99     75.06                                       0.250
4947865        360 1       1-May-29 1    $ 317,500.00     84.11                          01           0.250
4951209        360 3       1-Mar-29 3    $ 300,305.44     80.00                                       0.250
4951252        360 6       1-Mar-29 6    $ 290,321.28     77.45                                       0.250
4951614        360 8       1-May-29 8    $ 251,750.00     95.00                          13           0.250
4952543        360 3       1-May-29 3    $ 377,200.00     80.00                                       0.250
4954882        360 3       1-Apr-29 3    $ 253,801.85     79.97                                       0.250
4956347        360 7       1-Feb-29 7    $ 648,431.34     36.11                                       0.250
4956630        360 1       1-Apr-29 1    $ 349,720.12     63.18                                       0.250
4958805        360 4       1-Feb-29 4    $ 286,372.26     90.00                          06           0.250
4958960        360 7       1-Jan-29 7    $ 360,432.98     80.00                                       0.250
4959853        360 7       1-Apr-29 7    $ 749,429.30     68.18                                       0.250
4960261        360 3       1-May-29 3    $ 390,000.00     52.70                                       0.250
4961404        360 3       1-May-29 3    $ 265,500.00     90.00                          13           0.250
4962294        360 7       1-Apr-29 7    $ 349,733.68     76.27                                       0.250
4962753        360 8       1-Mar-29 8    $ 259,528.63     66.07                                       0.250
4962772        360 3       1-May-29 3    $ 315,900.00     60.00                                       0.250
4962920        360 1       1-Mar-29 1    $ 349,055.50     80.00                                       0.250
4964716        360 2       1-Dec-28 2    $ 340,048.92     79.98                                       0.250
4965057        360 2       1-Apr-29 2    $ 283,783.90     74.93                                       0.250
4965176        360 5       1-May-29 5    $ 392,500.00     43.85                                       0.250
4966864        360 4       1-May-29 4    $ 268,500.00     94.88                          06           0.250
4969754        360 2       1-May-29 2    $ 494,900.00     75.00                                       0.250
4969995        360 6       1-May-29 6    $ 260,000.00     89.69                          33           0.250
4971043        360 8       1-Apr-29 8    $ 599,495.92     57.14                                       0.250
4971379        360 4       1-Apr-29 4    $ 407,631.16     62.77                                       0.250
4971757        360 7       1-May-29 7    $ 288,000.00     74.42                                       0.250
4972111        360 0       1-May-29 0    $ 250,300.00     87.82                          17           0.250
4972456        360 9       1-Jan-29 9    $ 356,781.18     84.98                          06           0.250
4972460        360 8       1-Feb-29 8    $ 287,803.75     79.99                                       0.250
4972571        360 3       1-Feb-29 3    $ 285,309.81     79.44                                       0.250
4973297        360 7       1-May-29 7    $ 375,000.00     61.48                                       0.250
4973570        360 6       1-Apr-29 6    $ 274,790.74     87.30                          06           0.250
4973794        360 9       1-May-29 9    $ 289,600.00     80.00                                       0.250
4974162        360 2       1-Apr-29 2    $ 267,780.31     72.63                                       0.250
4974292        360 3       1-Nov-28 3    $ 382,797.38     76.73                                       0.250
4974421        360 3       1-May-29 3    $ 315,000.00     70.00                                       0.250
4974446        360 3       1-Apr-29 3    $ 249,789.96     88.34                          17           0.250
4975081        360 1       1-May-29 1    $ 400,000.00     72.07                                       0.250
4975752        360 9       1-Mar-29 9    $ 289,534.80     74.12                                       0.250
4976212        360 4       1-May-29 4    $ 333,000.00     90.00                          01           0.250
4976217        360 7       1-Apr-29 7    $ 267,785.68     63.81                                       0.250
4976264        360 2       1-Apr-29 2    $ 294,769.88     69.41                                       0.250
4976354        360 0       1-May-29 0    $ 403,500.00     67.25                                       0.250
4978528        360 1       1-Apr-29 1    $ 399,687.96     68.97                                       0.250
4978826        360 7       1-Apr-29 7    $ 281,019.46     73.43                                       0.250
4979176        360 8       1-May-29 8    $ 338,000.00     42.25                                       0.250
4980418        360 7       1-Apr-29 7    $ 435,596.18     80.00                                       0.250
4980589        360 2       1-May-29 2    $ 247,500.00     75.00                                       0.250
4981144        360 1       1-May-29 1    $ 285,000.00     73.64                                       0.250
4982108        360 5       1-May-29 5    $ 316,000.00     80.00                                       0.250
4982310        360 5       1-May-29 5    $ 326,800.00     80.00                                       0.250
4982519        360 0       1-Apr-29 0    $ 280,791.45     87.81                          06           0.250
4982626        360 0       1-May-29 0    $ 330,000.00     75.00                                       0.250
4982663        360 6       1-May-29 6    $ 373,800.00     35.60                                       0.250
4982667        360 2       1-May-29 2    $ 280,500.00     85.00                          17           0.250
4982730        360 2       1-May-29 2    $ 287,600.00     76.69                                       0.250
4982800        360 4       1-May-29 4    $ 270,000.00     59.34                                       0.250
4982814        360 6       1-Apr-29 6    $ 274,768.97     68.75                                       0.250
4982950        360 6       1-May-29 6    $ 375,000.00     53.96                                       0.250
4982958        360 0       1-May-29 0    $ 385,000.00     70.00                                       0.250
4983192        360 9       1-Feb-29 9    $ 316,860.44     50.48                                       0.250
4983347        360 1       1-Apr-29 1    $ 419,664.14     75.00                                       0.250
4983855        360 7       1-Mar-29 7    $ 471,164.83     48.41                                       0.250
4983877        360 9       1-May-29 9    $ 261,250.00     95.00                          11           0.250
4984058        360 8       1-May-29 8    $ 248,000.00     49.60                                       0.250
4984215        360 6       1-Apr-29 6    $ 264,754.55     89.38                          24           0.250
4984343        360 9       1-May-29 9    $1,000,000.00    55.56                                       0.250
4984599        360 8       1-May-29 8    $ 365,000.00     73.29                                       0.250
4984627        360 9       1-May-29 9    $1,000,000.00    64.52                                       0.250
4985052        360 9       1-May-29 9    $ 252,000.00     90.00                          01           0.250
4985145        360 4       1-May-29 4    $ 244,000.00     80.00                                       0.250
4985333        360 4       1-May-29 4    $ 410,400.00     90.00                          17           0.250
4985471        360 4       1-Apr-29 4    $ 299,777.36     75.00                                       0.250
4985557        360 0       1-May-29 0    $ 259,500.00     72.08         GD 4YR                        0.250
4985916        360 1       1-May-29 1    $ 330,000.00     75.00                                       0.250
4986007        360 3       1-Apr-29 3    $ 479,643.77     80.00                                       0.250
4986463        360 0       1-May-29 0    $ 500,000.00     76.92                                       0.250
4986606        360 1       1-May-29 1    $ 283,000.00     47.56                                       0.250
4986827        360 7       1-May-29 7    $ 252,000.00     70.00                                       0.250
4986877        360 9       1-Apr-29 9    $ 649,440.36     52.00                                       0.250
4986937        360 5       1-May-29 5    $ 499,990.00     31.25                                       0.250
4987050        360 0       1-May-29 0    $ 283,600.00     75.63                                       0.250
4987192        360 9       1-May-29 9    $ 341,000.00     59.30                                       0.250
4987199        360 9       1-May-29 9    $ 550,000.00     67.48                                       0.250
4987429        360 7       1-Apr-29 7    $ 280,296.97     87.66                          06           0.250
4987569        360 1       1-May-29 1    $ 400,000.00     61.35                                       0.250
4987659        360 7       1-Apr-29 7    $ 357,054.11     90.00                          33           0.250
4987692        360 3       1-Apr-29 3    $ 254,805.96     73.70                                       0.250
4987969        360 5       1-Apr-29 5    $ 264,572.97     80.39                          11           0.250
4988033        360 8       1-May-29 8    $ 275,600.00     72.53                                       0.250
4988050        360 9       1-May-29 9    $ 476,000.00     74.96                                       0.250
4988120        360 2       1-May-29 2    $ 420,000.00     74.34                                       0.250
4988347        360 8       1-Apr-29 8    $ 283,761.40     80.00                                       0.250
4988396        360 5       1-Apr-29 5    $ 279,770.49     80.00                                       0.250
4988461        360 1       1-May-29 1    $ 354,000.00     54.88                                       0.250
4988503        360 3       1-May-29 3    $ 504,000.00     73.04                                       0.250
4988618        360 6       1-May-29 6    $ 316,000.00     52.67                                       0.250
4988778        360 7       1-Apr-29 7    $ 291,777.82     80.00                                       0.250
4989023        360 6       1-May-29 6    $ 315,000.00     70.00                                       0.250
4989283        360 1       1-May-29 1    $ 400,000.00     53.91                                       0.250
4989682        360 3       1-May-29 3    $ 383,000.00     58.92                                       0.250
4989920        360 6       1-May-29 6    $ 348,000.00     80.00                                       0.250
4990006        360 5       1-May-29 5    $ 392,000.00     80.00                                       0.250
4990766        360 8       1-May-29 8    $ 280,000.00     43.75                                       0.250
4991129        360 4       1-May-29 4    $ 498,750.00     75.00                                       0.250
4991164        360 0       1-May-29 0    $ 300,000.00     80.00                                       0.250
4991221        360 3       1-Apr-29 3    $ 314,760.31     90.00                          13           0.250
4991227        360 0       1-May-29 0    $ 280,000.00     80.00                                       0.250
4991309        360 6       1-May-29 6    $ 350,000.00     72.92                                       0.250
4991606        360 4       1-May-29 4    $ 301,000.00     70.82                                       0.250
4991631        360 5       1-Apr-29 5    $ 549,421.07     77.44                                       0.250
4991787        360 7       1-May-29 7    $ 406,500.00     77.28                                       0.250
4991930        349 7       1-May-28 7    $ 279,786.17     80.00                                       0.250
4992096        360 0       1-Apr-29 0    $ 335,731.30     80.00                                       0.250
4992302        360 8       1-May-29 8    $ 400,000.00     68.27                                       0.250
4993397        360 6       1-Apr-29 6    $ 278,143.43     84.99                          24           0.250
4993400        360 3       1-Apr-29 3    $ 299,765.97     68.97                                       0.250
4993872        360 9       1-May-29 9    $ 294,000.00     57.65                                       0.250
4994122        360 7       1-May-29 7    $ 255,600.00     78.65                                       0.250
4994152        360 0       1-May-29 0    $ 300,450.00     84.63                          33           0.250
4994159        360 4       1-May-29 4    $ 420,000.00     80.00                                       0.250
4994602        360 9       1-May-29 9    $ 375,000.00     79.80                                       0.250
4994717        360 0       1-May-29 0    $ 450,000.00     51.14                                       0.250
4994740        360 0       1-May-29 0    $ 464,000.00     80.00                                       0.250
4994842        360 3       1-Apr-29 3    $ 317,745.70     80.00                                       0.250
4995194        360 7       1-May-29 7    $ 252,000.00     90.00                          13           0.250
4995617        360 6       1-May-29 6    $ 334,450.00     61.37                                       0.250
4995735        360 6       1-May-29 6    $ 300,000.00     60.00                                       0.250
4995800        360 4       1-May-29 4    $ 650,000.00     45.14                                       0.250
4995989        360 8       1-May-29 8    $ 922,500.00     61.50                                       0.250
4996274        360 7       1-Nov-28 7    $ 332,179.40     75.00                                       0.250
4996320        360 9       1-Feb-29 9    $ 264,391.35     62.35                                       0.250
4996418        360 5       1-Jan-29 5    $ 313,633.36     71.69                                       0.250
4996516        360 2       1-Apr-29 2    $ 267,780.31     80.00                                       0.250
4996776        360 2       1-Apr-29 2    $ 349,726.96     87.50                          12           0.250
4996786        360 9       1-Apr-28 9    $ 266,107.11     80.00                                       0.250
4996842        360 0       1-Jan-29 0    $ 477,415.68     70.96                                       0.250
4996895        360 2       1-Jan-29 2    $ 269,106.95     73.97                                       0.250
4996914        360 1       1-Jan-29 1    $ 312,488.22     74.98                                       0.250
4996942        360 1       1-May-29 1    $ 296,400.00     79.97                                       0.250
4996976        360 4       1-May-29 4    $ 310,804.00     90.00                          01           0.250
4997019        351 1       1-Jun-28 1    $ 282,372.84     81.97                          06           0.250
4997057        360 3       1-May-29 3    $ 320,200.00     75.34                                       0.250
4997111        360 5       1-Apr-29 5    $ 263,794.05     69.47                                       0.250
4997162        360 5       1-Jan-29 5    $ 283,543.73     71.25                                       0.250
4997225        360 9       1-May-29 9    $ 269,600.00     79.29                                       0.250
4997867        360 8       1-May-29 8    $ 363,800.00     79.09                                       0.250
4997973        360 6       1-May-29 6    $ 327,900.00     52.05                                       0.250
4998052        360 2       1-May-29 2    $ 322,500.00     75.00                                       0.250
4998168        360 0       1-May-29 0    $ 258,500.00     64.63                                       0.250
4998309        360 2       1-Apr-29 2    $ 349,726.96     54.69                                       0.250
4998468        360 3       1-May-29 3    $ 475,000.00     69.85                                       0.250
4998493        360 9       1-May-29 9    $ 421,600.00     79.98                                       0.250
4998604        360 1       1-Apr-29 1    $ 284,766.39     67.06                                       0.250
4998632        360 4       1-May-29 4    $ 383,000.00     78.48                                       0.250
4998749        360 4       1-May-29 4    $ 268,800.00     80.00                                       0.250
4998953        360 9       1-May-29 9    $ 600,000.00     37.50                                       0.250
4999331        360 3       1-Apr-29 3    $ 322,748.03     89.99                          12           0.250
4999464        360 1       1-May-29 1    $ 254,400.00     80.00                                       0.250
5000142        360 9       1-Jan-29 9    $ 278,979.25     72.16                                       0.250
5000435        360 2       1-Mar-29 2    $ 343,376.35     80.00                                       0.250
5000449        360 5       1-May-29 5    $ 270,000.00     79.41                                       0.250
5000457        360 0       1-May-29 0    $ 255,000.00     71.83                                       0.250
5000494        360 5       1-May-29 5    $ 296,000.00     56.38                                       0.250
5000582        360 9       1-Mar-29 9    $ 284,495.71     63.33                                       0.250
5000717        360 0       1-May-29 0    $ 649,900.00     64.99                                       0.250
5001015        360 4       1-May-29 4    $ 408,000.00     80.00                                       0.250
5001025        360 5       1-May-29 5    $ 436,000.00     64.40                                       0.250
5001093        360 4       1-May-29 4    $ 432,000.00     80.00                                       0.250
5001140        360 1       1-Mar-29 1    $ 259,900.32     75.51                                       0.250
5001147        360 5       1-Mar-29 5    $ 405,180.25     74.00                                       0.250
5001166        360 7       1-May-29 7    $ 395,000.00     76.46                                       0.250
5001242        360 4       1-May-29 4    $ 367,500.00     75.00                                       0.250
5001274        360 4       1-May-29 4    $ 464,000.00     80.00                                       0.250
5001430        360 5       1-May-29 5    $ 423,650.00     67.25                                       0.250
5001505        360 7       1-May-29 7    $ 650,000.00     76.47                                       0.250
5001510        360 8       1-May-29 8    $ 456,000.00     80.00                                       0.250
5001566        360 3       1-May-29 3    $ 355,000.00     58.68                                       0.250
5001587        360 8       1-Apr-29 8    $ 279,520.69     80.00                                       0.250
5001711        360 7       1-Mar-29 7    $ 279,516.50     80.00                                       0.250
5001717        360 5       1-Feb-29 5    $ 279,307.43     72.73                                       0.250
5001861        360 4       1-May-29 4    $ 300,000.00     80.00                                       0.250
5001980        360 2       1-Mar-29 2    $ 290,970.82     79.99                                       0.250
5002018        360 3       1-Apr-29 3    $ 403,668.84     80.00                                       0.250
5002020        360 3       1-Apr-29 3    $ 537,559.00     68.97                                       0.250
5002084        360 5       1-May-29 5    $ 280,000.00     67.47                                       0.250
5002202        300 8       1-May-24 8    $ 293,000.00     34.47                                       0.250
5002451        360 9       1-May-29 9    $ 549,500.00     70.00                                       0.250
5002539        360 2       1-Mar-29 2    $ 414,048.00     74.94                                       0.250
5002545        360 2       1-May-29 2    $ 334,000.00     65.49                                       0.250
5002665        360 6       1-May-29 6    $ 275,000.00     50.00                                       0.250
5002710        360 6       1-May-29 6    $ 299,000.00     40.41                                       0.250
5002740        360 9       1-May-29 9    $ 324,000.00     90.00                          01           0.250
5002760        360 4       1-May-29 4    $ 392,000.00     70.00                                       0.250
5002788        360 3       1-Apr-29 3    $ 437,658.32     45.63                                       0.250
5002807        360 5       1-May-29 5    $ 319,200.00     80.00                                       0.250
5002899        360 4       1-May-29 4    $ 324,800.00     70.00                                       0.250
5003147        360 2       1-May-29 2    $ 400,000.00     55.17                                       0.250
5003156        360 3       1-May-29 3    $ 277,500.00     74.00                                       0.250
5003198        360 0       1-May-29 0    $ 280,000.00     70.00                                       0.250
5003392        360 4       1-May-29 4    $ 352,000.00     80.00                                       0.250
5003601        360 4       1-May-29 4    $ 328,000.00     80.00                                       0.250
5003806        360 3       1-May-29 3    $ 300,000.00     47.89                                       0.250
5003918        360 9       1-May-29 9    $ 550,000.00     66.03                                       0.250
5004035        360 0       1-May-29 0    $ 374,500.00     70.00                                       0.250
5004042        360 8       1-Mar-29 8    $ 269,577.47     63.53                                       0.250
5004138        360 6       1-May-29 6    $ 300,000.00     40.00                                       0.250
5004185        360 9       1-May-29 9    $ 812,500.00     65.00                                       0.250
5004197        360 7       1-May-29 7    $ 490,000.00     79.67                                       0.250
5004270        360 1       1-May-29 1    $ 322,000.00     53.67                                       0.250
5004350        360 7       1-Apr-29 7    $ 341,040.31     79.84                                       0.250
5004363        360 8       1-May-29 8    $ 518,000.00     78.48                                       0.250
5004370        360 0       1-May-29 0    $ 390,000.00     57.35                                       0.250
5004401        360 9       1-May-29 9    $ 268,700.00     52.17                                       0.250
5004423        360 2       1-May-29 2    $ 419,000.00     79.96                                       0.250
5004427        360 6       1-May-29 6    $ 305,000.00     67.78                                       0.250
5004529        360 3       1-May-29 3    $ 328,000.00     66.94                                       0.250
5004549        360 0       1-May-29 0    $ 557,000.00     30.94                                       0.250
5004604        360 5       1-Apr-29 5    $ 309,758.17     70.45                                       0.250
5004812        360 6       1-May-29 6    $ 291,000.00     61.91                                       0.250
5004854        360 9       1-May-29 9    $ 345,360.00     90.00                          33           0.250
5004870        360 3       1-May-29 3    $ 247,500.00     75.00                                       0.250
5004896        360 4       1-May-29 4    $ 125,000.00     58.14                                       0.250
5004909        360 4       1-May-29 4    $ 273,000.00     68.25                                       0.250
5005062        360 1       1-May-29 1    $ 632,000.00     80.00                                       0.250
5005171        360 1       1-May-29 1    $ 253,000.00     72.29                                       0.250
5005238        360 2       1-Jan-29 2    $ 255,110.86     77.58                                       0.250
5005289        360 3       1-May-29 3    $ 375,000.00     63.03                                       0.250
5005305        360 1       1-May-29 1    $ 304,500.00     89.99                          17           0.250
5005362        360 9       1-May-29 9    $ 290,000.00     52.73                                       0.250
5005369        360 7       1-May-29 7    $ 276,000.00     75.62                                       0.250
5005370        360 8       1-May-29 8    $ 329,280.00     80.00                                       0.250
5005383        360 7       1-May-29 7    $ 302,000.00     65.65                                       0.250
5005405        360 6       1-Apr-29 6    $ 350,720.54     90.00                          06           0.250
5005439        360 2       1-May-29 2    $ 261,500.00     72.04                                       0.250
5005444        360 1       1-May-29 1    $ 290,000.00     62.50                                       0.250
5005452        360 7       1-May-29 7    $ 388,000.00     74.62                                       0.250
5005460        360 9       1-May-29 9    $ 300,000.00     56.60                                       0.250
5005478        240 8       1-May-19 8    $ 301,500.00     67.00                                       0.250
5005842        360 8       1-May-29 8    $ 550,000.00     48.67                                       0.250
5005904        360 7       1-Apr-29 7    $ 259,792.08     50.00                                       0.250
5006095        360 5       1-May-29 5    $ 324,000.00     90.00                          06           0.250
5006096        360 7       1-Dec-28 7    $ 321,689.49     70.99                                       0.250
5006345        360 7       1-May-29 7    $ 536,000.00     69.61                                       0.250
5006517        360 7       1-May-29 7    $ 385,600.00     80.00                                       0.250
5006522        360 6       1-May-29 6    $ 408,000.00     80.00                                       0.250
5006829        360 2       1-May-29 2    $ 370,000.00     57.36                                       0.250
5007001        360 6       1-May-29 6    $ 376,000.00     80.00                                       0.250
5007188        360 1       1-May-29 1    $ 300,000.00     49.75                                       0.250
5007319        360 5       1-May-29 5    $ 288,000.00     76.80                                       0.250
5007358        360 2       1-Apr-29 2    $ 399,663.95     72.73                                       0.250
5007396        360 6       1-May-29 6    $ 508,000.00     80.00                                       0.250
5007397        360 0       1-May-29 0    $ 377,000.00     58.00                                       0.250
5007404        360 1       1-May-29 1    $ 296,000.00     80.00                                       0.250
5007473        360 8       1-May-29 8    $ 441,000.00     66.82                                       0.250
5007533        360 4       1-May-29 4    $ 297,000.00     66.59                                       0.250
5007553        360 7       1-May-29 7    $ 317,420.00     80.00                                       0.250
5007599        360 5       1-May-29 5    $ 270,000.00     73.97                                       0.250
5007601        360 4       1-May-29 4    $ 325,000.00     69.89                                       0.250
5007928        360 7       1-May-29 7    $ 499,920.00     80.00                                       0.250
5008016        360 1       1-May-29 1    $ 261,600.00     80.00                                       0.250
5008017        360 5       1-Mar-29 5    $ 272,572.77     78.00                                       0.250
5008167        360 8       1-May-29 8    $ 440,000.00     80.00                                       0.250
5008197        360 1       1-Apr-29 1    $ 297,262.10     70.00                                       0.250
5008278        360 6       1-May-29 6    $ 273,000.00     70.00                                       0.250
5008335        360 9       1-May-29 9    $ 270,000.00     58.70                                       0.250
5008416        360 6       1-May-29 6    $ 365,000.00     60.83                                       0.250
5008472        360 4       1-May-29 4    $ 267,650.00     89.90                          01           0.250
5008514        360 1       1-May-29 1    $ 253,000.00     65.71                                       0.250
5008546        360 4       1-May-29 4    $ 250,000.00     67.57                                       0.250
5008548        360 8       1-Apr-29 8    $ 329,742.57     58.51                                       0.250
5008638        360 7       1-Apr-29 7    $ 251,303.81     75.07                                       0.250
5008645        360 1       1-May-29 1    $ 258,950.00     63.16                                       0.250
5009028        360 1       1-May-29 1    $ 318,000.00     76.08                                       0.250
5009157        360 8       1-Apr-29 8    $ 274,785.48     68.75                                       0.250
5009160        360 9       1-May-29 9    $ 395,000.00     69.30                                       0.250
5009178        360 3       1-Apr-29 3    $ 304,262.46     84.12                          06           0.250
5009208        360 0       1-May-29 0    $ 519,000.00     69.66                                       0.250
5009312        360 7       1-Apr-29 7    $ 278,782.36     90.00                          11           0.250
5009916        360 8       1-May-29 8    $ 237,000.00     72.48                                       0.250
5010023        360 2       1-May-29 2    $ 375,500.00     79.98                                       0.250
5010030        360 8       1-May-29 8    $ 305,100.00     67.80                                       0.250
5010060        360 4       1-May-29 4    $ 440,000.00     73.95                                       0.250
5010070        360 5       1-May-29 5    $ 250,000.00     71.43                                       0.250
5010187        360 5       1-May-29 5    $ 310,000.00     68.89                                       0.250
5010247        360 7       1-May-29 7    $ 327,000.00     55.90                                       0.250
5010270        360 0       1-May-29 0    $ 281,200.00     68.59                                       0.250
5010340        240 7       1-May-19 7    $ 280,000.00     80.00                                       0.250
5010397        360 6       1-Apr-29 6    $ 294,746.02     72.68                                       0.250
5010420        360 0       1-Apr-29 0    $ 484,592.55     70.80                                       0.250
5010447        360 0       1-Apr-29 0    $ 484,592.55     59.15                                       0.250
5010472        360 9       1-May-29 9    $ 275,000.00     63.95                                       0.250
5010562        360 6       1-May-29 6    $ 300,000.00     46.51                                       0.250
5010670        360 1       1-May-29 1    $ 315,000.00     90.00                          01           0.250
5010860        360 8       1-May-29 8    $ 363,860.00     69.98                                       0.250
5010910        360 6       1-Apr-29 6    $ 539,578.74     42.69                                       0.250
5010999        360 0       1-May-29 0    $ 362,500.00     77.13                                       0.250
5011046        360 0       1-May-29 0    $ 500,000.00     51.55                                       0.250
5011247        360 4       1-Apr-29 4    $ 508,612.69     65.68                                       0.250
5011261        360 8       1-Apr-29 8    $ 329,736.10     55.74                                       0.250
5011508        360 5       1-Apr-29 5    $ 282,274.09     66.86                                       0.250
5011678        360 9       1-May-29 9    $ 312,000.00     80.00                                       0.250
5011739        360 2       1-May-29 2    $ 315,700.00     89.98                          33           0.250
5012088        360 6       1-May-29 6    $ 255,200.00     80.00                                       0.250
5012221        360 9       1-May-29 9    $ 330,500.00     77.76                                       0.250
5012327        360 8       1-May-29 8    $ 500,000.00     77.04                                       0.250
5012337        360 5       1-May-29 5    $ 400,050.00     53.92                                       0.250
5012481        360 1       1-May-29 1    $ 383,000.00     69.95                                       0.250
5012614        360 2       1-May-29 2    $ 255,000.00     60.00                                       0.250
5012691        360 2       1-May-29 2    $ 253,000.00     67.47                                       0.250
5012933        360 3       1-May-29 3    $ 275,000.00     64.94                                       0.250
5012980        360 7       1-May-29 7    $ 364,000.00     80.00                                       0.250
5012995        360 4       1-May-29 4    $ 476,000.00     80.00                                       0.250
5013096        360 4       1-May-29 4    $ 328,000.00     61.89                                       0.250
5013262        360 9       1-May-29 9    $ 270,000.00     72.97                                       0.250
5013273        360 2       1-May-29 2    $ 355,000.00     65.99                                       0.250
5013429        360 7       1-May-29 7    $ 262,755.00     90.00                          01           0.250
5013559        360 8       1-May-29 8    $ 278,200.00     79.99                                       0.250
5013599        360 2       1-May-29 2    $ 304,000.00     80.00                                       0.250
5013927        360 1       1-May-29 1    $ 307,850.00     74.36                                       0.250
5014175        360 4       1-May-29 4    $ 411,000.00     48.35                                       0.250
5014428        360 1       1-May-29 1    $ 288,000.00     80.00                                       0.250
5014450        360 8       1-May-29 8    $ 285,150.00     79.98                                       0.250
5014482        360 1       1-May-29 1    $ 331,000.00     59.11                                       0.250
5014654        360 2       1-May-29 2    $ 363,370.00     74.92                                       0.250
5014805        360 6       1-May-29 6    $ 370,000.00     61.67                                       0.250
5014892        360 2       1-May-29 2    $ 280,000.00     80.00                                       0.250
5014893        360 6       1-May-29 6    $ 277,200.00     90.00                          01           0.250
5015070        360 5       1-May-29 5    $ 324,000.00     80.00                                       0.250
5015130        360 6       1-May-29 6    $ 267,500.00     74.31                                       0.250
5015423        360 3       1-May-29 3    $ 302,000.00     54.91                                       0.250
5015574        360 9       1-May-29 9    $ 362,000.00     50.28                                       0.250
5015616        360 6       1-May-29 6    $ 397,000.00     50.25                                       0.250
5015676        360 4       1-May-29 4    $ 500,600.00     69.53                                       0.250
5015713        360 8       1-May-29 8    $ 495,000.00     46.26                                       0.250
5015749        360 0       1-May-29 0    $ 337,500.00     75.00                                       0.250
5015759        360 1       1-May-29 1    $ 290,000.00     50.88                                       0.250
5015798        360 0       1-May-29 0    $ 280,000.00     74.67                                       0.250
5015829        360 8       1-May-29 8    $ 418,000.00     39.81                                       0.250
5015880        360 0       1-Apr-29 0    $ 315,060.09     59.04                                       0.250
5015936        360 3       1-May-29 3    $ 282,750.00     75.00                                       0.250
5016039        360 0       1-May-29 0    $ 340,000.00     80.00                                       0.250
5016128        360 5       1-Apr-29 5    $ 394,010.47     80.00                                       0.250
5016224        360 2       1-May-29 2    $ 258,000.00     63.70                                       0.250
5016244        360 9       1-May-29 9    $ 475,000.00     65.07                                       0.250
5016299        360 9       1-May-29 9    $ 320,000.00     65.98                                       0.250
5016582        360 5       1-May-29 5    $ 375,000.00     67.69                                       0.250
5016638        360 8       1-May-29 8    $ 539,600.00     59.96                                       0.250
5016648        360 4       1-May-29 4    $ 450,000.00     67.67                                       0.250
5016736        360 2       1-Apr-29 2    $ 254,790.98     78.46                                       0.250
5016737        360 6       1-May-29 6    $ 284,993.00     60.38                                       0.250
5016744        360 0       1-Mar-29 0    $ 253,203.13     80.00                                       0.250
5016765        360 3       1-May-29 3    $ 536,000.00     68.72                                       0.250
5016780        360 6       1-Apr-29 6    $ 319,750.37     80.00                                       0.250
5016788        360 8       1-Apr-29 8    $ 375,699.32     80.00                                       0.250
5016806        360 4       1-Apr-29 4    $ 285,771.29     62.17                                       0.250
5016993        360 9       1-May-29 9    $ 358,000.00     75.37                                       0.250
5017113        360 5       1-Apr-29 5    $ 272,781.69     75.00                                       0.250
5017250        360 6       1-Mar-29 6    $ 332,978.09     79.22                                       0.250
5017285        360 2       1-Apr-29 2    $ 263,478.46     90.00                          01           0.250
5017307        360 8       1-May-29 8    $ 408,000.00     85.00                          12           0.250
5017373        360 3       1-May-29 3    $ 259,200.00     90.00                          01           0.250
5017519        360 9       1-May-29 9    $ 388,000.00     80.00                                       0.250
5017631        360 2       1-Apr-29 2    $ 266,087.04     79.99                                       0.250
5017749        360 9       1-May-29 9    $ 352,000.00     80.00                                       0.250
5017800        360 9       1-May-29 9    $ 371,250.00     75.00                                       0.250
5017830        360 8       1-May-29 8    $ 330,000.00     46.15                                       0.250
5017838        360 5       1-Apr-29 5    $ 317,758.03     80.00                                       0.250
5017873        360 8       1-Apr-29 8    $ 296,750.49     69.88                                       0.250
5018198        360 1       1-Mar-29 1    $ 401,638.55     73.15                                       0.250
5018259        360 9       1-Apr-29 9    $ 499,600.16     86.96                          11           0.250
5018264        360 5       1-May-29 5    $ 512,000.00     60.24                                       0.250
5018294        360 3       1-Apr-29 3    $ 261,650.76     79.99                                       0.250
5018350        360 7       1-Mar-29 7    $ 331,512.38     90.00                          17           0.250
5018357        360 6       1-Apr-29 6    $ 328,743.35     70.00                                       0.250
5018369        360 5       1-Apr-29 5    $ 296,762.49     90.00                          12           0.250
5018379        360 6       1-Apr-29 6    $ 283,767.21     80.00                                       0.250
5018421        360 0       1-Apr-29 0    $ 247,806.54     80.00                                       0.250
5018442        360 8       1-Apr-29 8    $ 274,774.59     74.32                                       0.250
5018457        360 6       1-Apr-29 6    $ 204,840.08     58.40                                       0.250
5018460        360 2       1-Apr-29 2    $ 389,672.36     55.71                                       0.250
5018465        360 9       1-Apr-29 9    $ 299,741.71     58.82                                       0.250
5018481        360 9       1-Apr-29 9    $ 144,884.05     74.36                                       0.250
5018489        360 1       1-Apr-29 1    $ 279,776.09     80.00                                       0.250
5018491        360 1       1-Apr-29 1    $ 255,779.59     89.82                          06           0.250
5018500        360 1       1-Apr-29 1    $ 279,776.09     60.87                                       0.250
5018515        360 6       1-Apr-29 6    $ 275,240.41     94.99                          01           0.250
5018533        360 0       1-May-29 0    $ 285,600.00     80.00                                       0.250
5018536        360 8       1-Apr-29 8    $ 384,676.55     68.75                                       0.250
5018538        360 2       1-May-29 2    $ 272,000.00     64.00                                       0.250
5018589        360 4       1-May-29 4    $ 310,000.00     56.88                                       0.250
5018854        360 1       1-Apr-29 1    $ 251,808.24     89.36                          33           0.250
5018883        360 8       1-May-29 8    $ 294,600.00     39.28                                       0.250
5018895        360 0       1-May-29 0    $ 432,000.00     75.00                                       0.250
5019053        360 9       1-May-29 9    $ 487,600.00     76.19                                       0.250
5019194        360 8       1-May-29 8    $ 294,900.00     80.00                                       0.250
5019291        360 8       1-May-29 8    $ 420,000.00     73.68                                       0.250
5019308        360 9       1-May-29 9    $ 257,000.00     55.87                                       0.250
5019329        360 1       1-May-29 1    $ 400,000.00     43.72                                       0.250
5019341        360 6       1-May-29 6    $ 465,600.00     80.00                                       0.250
5019374        360 8       1-May-29 8    $ 293,000.00     73.25                                       0.250
5019811        360 7       1-Apr-29 7    $ 380,695.32     79.87                                       0.250
5019840        360 6       1-Apr-29 6    $ 486,500.89     79.99                                       0.250
5019855        360 4       1-Apr-29 4    $ 409,663.93     68.56                                       0.250
5019966        360 4       1-Apr-29 4    $ 449,640.14     51.43                                       0.250
5020452        360 8       1-May-29 8    $ 578,250.00     65.86                                       0.250
5020827        360 4       1-May-29 4    $ 265,200.00     71.68                                       0.250
5021007        360 4       1-May-29 4    $ 325,000.00     59.09                                       0.250
5021008        360 7       1-May-29 7    $ 274,500.00     90.00                          01           0.250
5021033        360 6       1-May-29 6    $ 507,000.00     69.45                                       0.250
5021040        360 9       1-Apr-29 9    $ 299,747.96     52.17                                       0.250
5021259        360 0       1-Apr-29 0    $ 249,400.40     80.00                                       0.250
5021740        360 5       1-Apr-29 5    $ 335,531.47     79.95                                       0.250
5021764        360 7       1-May-29 7    $ 375,000.00     75.00                                       0.250
5021781        360 5       1-May-29 5    $ 319,500.00     90.00                          33           0.250
5021801        360 7       1-May-29 7    $ 352,000.00     76.52                                       0.250
5021827        360 8       1-May-29 8    $ 390,000.00     72.90                                       0.250
5021829        360 2       1-May-29 2    $ 336,700.00     79.22                                       0.250
5021872        360 0       1-Apr-29 0    $ 369,718.46     61.67                                       0.250
5021917        360 8       1-May-29 8    $ 356,000.00     80.00                                       0.250
5021945        360 5       1-Apr-29 5    $ 645,956.86     68.78                                       0.250
5021946        360 6       1-May-29 6    $ 292,000.00     72.10                                       0.250
5021977        360 9       1-May-29 9    $ 307,000.00     77.33                                       0.250
5022155        360 0       1-Apr-29 0    $ 258,303.30     78.33                                       0.250
5022188        360 1       1-May-29 1    $ 400,000.00     64.52                                       0.250
5023087        360 0       1-Apr-29 0    $ 309,764.11     84.93                          01           0.250
5023762        360 2       1-May-29 2    $ 492,500.00     67.01                                       0.250
5023975        360 8       1-Apr-29 8    $ 291,777.81     80.00                                       0.250
5024006        360 7       1-May-29 7    $ 278,000.00     67.80                                       0.250
5024033        360 8       1-May-29 8    $ 311,500.00     58.77                                       0.250
5024540        360 9       1-May-29 9    $ 312,000.00     80.00                                       0.250
5024853        360 1       1-May-29 1    $ 469,000.00     75.04                                       0.250
5024922        360 0       1-May-29 0    $ 248,000.00     60.49                                       0.250
5025006        360 2       1-Apr-29 2    $ 349,720.11     48.28                                       0.250
5026123        360 5       1-Mar-29 5    $ 282,209.75     68.93                                       0.250
5026912        360 1       1-May-29 1    $ 288,000.00     80.00                                       0.250
5029303        360 4       1-May-29 4    $ 450,000.00     53.89                                       0.250
5029430        360 6       1-May-29 6    $ 513,000.00     58.63                                       0.250
5029493        360 9       1-May-29 9    $ 320,000.00     69.57                                       0.250
5029637        360 9       1-May-29 9    $ 472,000.00     64.66                                       0.250
5029726        360 8       1-May-29 8    $ 115,000.00     65.34                                       0.250
5029838        360 7       1-May-29 7    $ 637,850.00     67.14                                       0.250
5029857        360 7       1-May-29 7    $ 247,000.00     49.40                                       0.250
6767563        360 0       1-May-29 0    $ 225,000.00     53.57                                       0.250
6815115        360 7       1-Apr-29 7    $ 246,812.05     87.59                          01           0.250
6827394        360 8       1-May-29 8    $ 308,000.00     80.00                                       0.250
6827558        360 7       1-Apr-29 7    $ 622,501.79     78.36                                       0.250
6875335        360 1       1-Apr-29 1    $ 412,644.42     70.00                                       0.250
6878689        360 1       1-May-29 1    $ 283,000.00     73.51                                       0.250
6895051        360 5       1-May-29 5    $ 546,000.00     70.00                                       0.250
6903437        360 2       1-Sep-28 2    $ 253,383.99     80.13                                       0.250
6912694        360 9       1-May-29 9    $ 390,000.00     75.00                                       0.250
6926841        360 4       1-Jul-28 4    $ 267,089.80     89.70                          11           0.250
6930817        360 8       1-May-29 8    $ 900,000.00     64.29                                       0.250
6949121        360 6       1-Apr-29 6    $ 749,429.31     57.69                                       0.250
6959942        360 1       1-May-29 1    $ 380,200.00     79.99                                       0.250
6975468        360 3       1-Apr-29 3    $ 391,694.20     70.00                                       0.250
6975821        360 2       1-May-29 2    $ 320,000.00     57.87                                       0.250
7042717        360 3       1-Mar-29 3    $ 255,307.36     80.00                                       0.250
7071790        360 0       1-Apr-29 0    $ 379,296.17     80.00                                       0.250
7072781        360 4       1-Apr-29 4    $ 324,720.19     68.42                                       0.250
7085910        360 2       1-May-29 2    $ 584,000.00     80.00                                       0.250
7087022        360 8       1-May-29 8    $ 384,000.00     57.68                                       0.250
7092218        360 3       1-Apr-29 3    $ 291,152.69     80.00                                       0.250
7094563        360 1       1-Mar-29 1    $ 499,172.90     79.06                                       0.250
7102093        360 0       1-Apr-29 0    $ 784,707.06     80.00                                       0.250
7104385        360 2       1-May-29 2    $ 255,000.00     34.46                                       0.250
7106073        360 7       1-Apr-29 7    $ 360,425.53     89.99                          01           0.250
7109006        360 9       1-Apr-29 9    $ 449,612.56     66.67                                       0.250
7119959        360 8       1-Apr-29 8    $ 849,231.59     59.65                                       0.250
7129734        360 7       1-Oct-28 7    $ 467,449.97     79.93                                       0.250
7137758        360 7       1-May-29 7    $ 260,000.00     77.69                                       0.250
7143190        360 5       1-Feb-29 5    $ 316,775.03     79.99                                       0.250
7145467        360 3       1-Apr-29 3    $ 170,755.18     68.11                                       0.250
7145880        240 3       1-Apr-19 3    $ 322,607.30     80.00                                       0.250
7154026        360 6       1-Apr-29 6    $ 299,760.09     77.57                                       0.250
7201311        360 2       1-Mar-29 2    $ 253,103.29     94.99                          06           0.250
7207800        360 5       1-Apr-29 5    $ 551,436.25     80.00                                       0.250
7209152        360 4       1-Jan-29 4    $ 906,839.49     67.12                                       0.250
7213715        360 3       1-Apr-29 3    $ 342,019.42     70.00                                       0.250
7238066        360 9       1-Mar-29 9    $ 397,760.93     80.00                                       0.250
7238225        360 4       1-Apr-29 4    $ 305,705.34     50.99                                       0.250
7281478        360 1       1-Apr-29 1    $ 299,793.54     94.45                          06           0.250
7282267        360 8       1-Mar-29 8    $ 334,743.84     62.65                                       0.250
7282340        360 2       1-Apr-29 2    $ 322,764.99     79.99                                       0.250
7292381        360 5       1-May-29 5    $ 248,000.00     80.00                                       0.250
7295870        360 1       1-Mar-29 1    $ 303,747.07     71.41                                       0.250
7311376        360 3       1-May-29 3    $ 279,000.00     80.00                                       0.250
7316938        360 3       1-Apr-29 3    $ 359,726.07     80.00                                       0.250
7324996        360 9       1-Apr-29 9    $ 379,430.96     90.00                          01           0.250
7338836        360 5       1-Nov-28 5    $ 261,687.48     64.94                                       0.250
7341951        360 4       1-Mar-29 4    $ 349,221.65     90.00                          24           0.250
7345759        360 3       1-May-29 3    $ 310,000.00     77.50                                       0.250
7357937        360 2       1-Apr-29 2    $ 282,943.98     80.00                                       0.250
7373468        360 7       1-Apr-29 7    $ 433,153.34     80.00                                       0.250
7381260        360 0       1-May-29 0    $ 700,000.00     66.04                                       0.250
7386416        360 3       1-Apr-29 3    $ 253,801.85     49.80                                       0.250
7390679        360 0       1-Apr-29 0    $ 359,446.28     90.00                          17           0.250
7393592        360 1       1-Dec-28 1    $ 749,243.81     80.00                                       0.250
7396835        360 2       1-Apr-29 2    $ 315,765.48     75.24                                       0.250
7407434        360 5       1-May-29 5    $ 339,400.00     79.99                                       0.250
7409701        360 7       1-May-29 7    $ 360,000.00     90.00                          06           0.250
7411417        360 0       1-Mar-29 0    $ 274,630.14     89.96                          17           0.250
7411587        360 1       1-Apr-29 1    $ 287,769.69     90.00                          01           0.250
7418353        360 7       1-May-29 7    $ 246,650.00     79.99                                       0.250
7425142        360 9       1-Apr-29 9    $ 574,690.06     80.00                                       0.250
7431602        360 3       1-Apr-29 3    $ 463,528.57     80.00                                       0.250
7440757        360 9       1-May-29 9    $ 264,050.00     79.99                                       0.250
7447268        360 8       1-Apr-29 8    $ 636,477.85     65.00                                       0.250
7454292        360 8       1-May-29 8    $ 251,608.00     95.00                          11           0.250
7460363        360 3       1-Apr-29 3    $ 376,459.37     80.00                                       0.250
7476110        360 5       1-Apr-29 5    $ 479,616.15     56.47                                       0.250
7481387        360 0       1-Apr-29 0    $ 303,459.13     80.00                                       0.250
7483764        360 5       1-May-29 5    $ 265,000.00     77.94                                       0.250
7485252        360 3       1-Apr-29 3    $ 455,587.77     79.99                                       0.250
7487340        360 4       1-Apr-29 4    $ 507,583.59     80.00                                       0.250
7490582        360 1       1-Apr-29 1    $ 326,918.29     80.00                                       0.250
7503036        360 2       1-Apr-29 2    $ 396,482.68     80.00                                       0.250
7510337        360 4       1-May-29 4    $ 293,508.00     80.00                                       0.250
7513065        360 9       1-Mar-29 9    $ 261,859.53     94.98                          17           0.250
7514482        360 5       1-Apr-29 5    $ 338,042.59     80.00                                       0.250
7515478        360 4       1-Mar-29 4    $ 369,106.95     80.00                                       0.250
7519437        360 1       1-Apr-29 1    $ 344,980.68     90.00                          17           0.250
7520403        360 7       1-Apr-29 7    $ 359,732.83     59.02                                       0.250
7522203        360 9       1-Mar-29 9    $ 247,112.68     90.00                          01           0.250
7529861        360 5       1-Apr-29 5    $ 258,802.92     79.94                                       0.250
7531174        360 5       1-Apr-29 5    $ 747,430.83     80.00                                       0.250
7532093        360 1       1-Apr-29 1    $ 519,344.55     80.00                                       0.250
7534585        360 5       1-Apr-29 5    $ 268,605.45     80.00                                       0.250
7538809        360 0       1-Mar-29 0    $ 243,368.57     75.00                                       0.250
7540152        360 8       1-Apr-29 8    $ 279,612.08     71.75                                       0.250
7541255        360 3       1-Apr-29 3    $ 263,893.97     95.00                          12           0.250
7541521        360 1       1-Feb-29 1    $ 358,154.76     28.72                                       0.250
7543248        360 8       1-Apr-29 8    $ 375,706.69     79.83                                       0.250
7544344        360 6       1-May-29 6    $ 450,000.00     80.00                                       0.250
7549141        360 1       1-May-29 1    $ 279,450.00     63.95                                       0.250
7550906        360 5       1-Apr-29 5    $ 255,285.35     70.00                                       0.250
7552774        360 2       1-Apr-29 2    $ 392,470.00     79.99                                       0.250
7557547        360 7       1-May-29 7    $ 380,000.00     80.00                                       0.250
7558679        360 8       1-Apr-29 8    $ 365,577.61     80.00                                       0.250
7558682        360 7       1-May-29 7    $ 287,960.00     80.00                                       0.250
7562947        360 3       1-May-29 3    $ 325,000.00     56.13                                       0.250
7563802        360 3       1-Apr-29 3    $ 282,140.46     94.99                          11           0.250
7565087        360 1       1-Apr-29 1    $ 499,590.16     72.47                                       0.250
7565309        360 4       1-Apr-29 4    $ 535,549.69     80.00                                       0.250
7566700        360 9       1-Mar-29 9    $ 312,821.98     80.00                                       0.250
7567047        360 8       1-Apr-29 8    $ 278,182.82     80.00                                       0.250
7572109        360 5       1-Mar-29 5    $ 330,605.53     69.72                                       0.250
7576737        360 7       1-May-29 7    $ 336,000.00     80.00                                       0.250
7581186        360 9       1-May-29 9    $ 280,000.00     79.32                                       0.250
7581545        360 9       1-Mar-29 9    $ 848,567.71     77.27                                       0.250
7583086        360 7       1-May-29 7    $ 288,000.00     80.00                                       0.250
7585296        360 9       1-Apr-29 9    $ 309,764.12     80.00                                       0.250
7586697        360 6       1-Apr-29 6    $ 319,756.51     67.67                                       0.250
7587338        360 6       1-May-29 6    $ 350,000.00     74.47                                       0.250
7587907        360 3       1-Apr-29 3    $ 299,765.97     74.81                                       0.250
7588919        360 9       1-Apr-29 9    $ 326,007.87     90.00                          11           0.250
7590465        360 4       1-Mar-29 4    $ 309,490.30     86.11                          33           0.250
7590565        360 3       1-Apr-29 3    $ 283,267.42     80.00                                       0.250
7593659        360 3       1-Apr-29 3    $ 404,691.83     75.00                                       0.250
7594629        360 5       1-Apr-29 5    $ 709,418.02     78.45                                       0.250
7596148        360 4       1-May-29 4    $ 261,250.00     95.00                          13           0.250
7598215        360 4       1-Apr-29 4    $ 268,774.01     52.13                                       0.250
7599638        360 9       1-May-29 9    $ 350,000.00     67.18                                       0.250
7600453        360 2       1-Apr-29 2    $ 437,123.32     70.00                                       0.250
7600690        360 6       1-May-29 6    $ 260,000.00     65.85                                       0.250
7601146        360 3       1-May-29 3    $ 285,500.00     79.99                                       0.250
7601660        360 0       1-Apr-29 0    $ 557,830.12     79.99                                       0.250
7601771        360 0       1-May-29 0    $ 419,628.00     80.00                                       0.250
7602482        360 9       1-Apr-29 9    $ 299,747.96     70.59                                       0.250
7602562        360 1       1-Apr-29 1    $ 599,457.59     68.26                                       0.250
7603306        360 9       1-May-29 9    $ 268,000.00     74.86                                       0.250
7603439        360 2       1-May-29 2    $ 325,000.00     61.90                                       0.250
7603616        360 9       1-May-29 9    $ 287,550.00     94.99                          17           0.250
7604148        360 8       1-Apr-29 8    $ 375,699.32     68.36                                       0.250
7604308        360 1       1-Apr-29 1    $ 284,766.39     76.00                                       0.250
7604310        360 3       1-May-29 3    $ 337,500.00     75.00                                       0.250
7605270        360 8       1-Apr-29 8    $ 430,846.55     80.00                                       0.250
7605320        360 5       1-Mar-29 5    $ 279,539.62     80.00                                       0.250
7606099        360 6       1-Apr-29 6    $ 334,745.09     67.00                                       0.250
7606492        360 2       1-Apr-29 2    $ 317,751.93     80.00                                       0.250
7607922        360 4       1-Apr-29 4    $ 387,931.75     79.23                                       0.250
7608710        360 0       1-Apr-29 0    $ 513,368.35     70.00                                       0.250
7608725        360 9       1-Mar-29 9    $ 278,562.57     86.15                          01           0.250
7609104        360 1       1-Mar-29 1    $ 295,448.30     79.99                                       0.250
7609290        360 5       1-May-29 5    $ 410,000.00     76.64                                       0.250
7609866        360 4       1-Apr-29 4    $ 524,547.99     64.02                                       0.250
7609961        360 2       1-May-29 2    $ 278,850.00     80.00                                       0.250
7610060        360 3       1-Apr-29 3    $ 299,735.32     59.18                                       0.250
7610071        360 3       1-Apr-29 3    $ 397,689.16     80.00                                       0.250
7610506        360 5       1-May-29 5    $ 425,000.00     56.67                                       0.250
7611115        360 9       1-Apr-29 9    $ 311,126.10     75.00                                       0.250
7611231        360 5       1-May-29 5    $ 276,300.00     90.00                          17           0.250
7611267        360 4       1-May-29 4    $ 254,000.00     68.65                                       0.250
7612042        360 2       1-Apr-29 2    $ 386,731.79     90.00                          12           0.250
7612097        360 3       1-Apr-29 3    $ 322,735.24     79.75                                       0.250
7612156        360 2       1-Apr-29 2    $ 295,305.66     80.00                                       0.250
7612689        360 6       1-Apr-29 6    $ 627,372.48     70.00                                       0.250
7613327        360 4       1-Apr-29 4    $ 431,628.06     66.46                                       0.250
7613815        360 6       1-Apr-29 6    $ 263,273.13     79.85                                       0.250
7614844        360 6       1-Apr-29 6    $ 451,554.89     80.00                                       0.250
7615530        360 9       1-Apr-29 9    $ 274,751.39     69.59                                       0.250
7616241        360 8       1-Apr-29 8    $ 299,782.87     78.95                                       0.250
7616591        360 4       1-May-29 4    $ 500,000.00     71.43                                       0.250
7617473        360 0       1-Apr-29 0    $ 299,728.80     59.64                                       0.250
7617525        360 6       1-Apr-29 6    $ 424,684.59     69.68                                       0.250
7617531        360 7       1-Apr-29 7    $ 399,710.50     85.11                          01           0.250
7617694        360 4       1-Apr-29 4    $ 759,407.13     80.00                                       0.250
7617717        360 4       1-Mar-29 4    $ 375,381.79     66.55                                       0.250
7618385        360 1       1-Mar-29 1    $ 398,311.00     59.11                                       0.250
7618858        360 4       1-May-29 4    $ 320,252.00     80.00                                       0.250
7619538        360 6       1-Apr-29 6    $ 350,920.04     80.00                                       0.250
7620105        360 9       1-Apr-29 9    $ 644,458.12     35.83                                       0.250
7620989        360 3       1-May-29 3    $ 380,000.00     80.00                                       0.250
7621188        360 1       1-Apr-29 1    $ 274,740.79     90.00                          24           0.250
7622210        360 9       1-May-29 9    $ 450,000.00     54.28                                       0.250
7622516        360 6       1-Apr-29 6    $ 309,129.66     80.00                                       0.250
7622569        360 5       1-Mar-29 5    $ 269,456.25     90.00                          16           0.250
7623059        360 3       1-Apr-29 3    $ 267,790.94     80.00                                       0.250
7624338        360 1       1-Apr-29 1    $ 295,685.48     80.00                                       0.250
7624389        360 6       1-Apr-29 6    $ 290,817.25     93.89                          13           0.250
7624978        360 4       1-Apr-29 4    $ 274,240.22     80.00                                       0.250
7624994        360 2       1-Mar-29 2    $ 648,849.88     67.71                                       0.250
7625143        360 2       1-Apr-29 2    $ 281,036.00     75.00                                       0.250
7625657        360 1       1-Apr-29 1    $ 262,295.23     70.00                                       0.250
7626750        360 1       1-Apr-29 1    $ 291,748.59     80.00                                       0.250
7626776        360 5       1-Apr-29 5    $ 999,250.00     78.13                                       0.250
7627003        360 0       1-May-29 0    $ 560,000.00     80.00                                       0.250
7627249        360 7       1-Apr-29 7    $ 284,977.51     80.00                                       0.250
7627859        360 7       1-Mar-29 7    $ 298,720.04     80.00                                       0.250
7627982        360 2       1-Apr-29 2    $ 324,726.96     74.29                                       0.250
7629825        360 3       1-May-29 3    $ 318,600.00     90.00                          12           0.250
7630059        360 8       1-May-29 8    $ 256,500.00     95.00                          13           0.250
7630079        360 8       1-May-29 8    $ 491,600.00     56.18                                       0.250
7630396        360 3       1-May-29 3    $ 308,000.00     80.00                                       0.250
7631062        360 2       1-May-29 2    $ 385,000.00     68.14                                       0.250
7631065        360 7       1-May-29 7    $ 432,000.00     80.00                                       0.250
7631362        360 0       1-May-29 0    $ 371,000.00     79.78                                       0.250
7631508        360 5       1-Apr-29 5    $ 375,684.12     78.33                                       0.250
7633253        360 5       1-May-29 5    $ 306,000.00     80.00                                       0.250
7633818        360 6       1-May-29 6    $ 373,600.00     80.00                                       0.250
7635532        360 0       1-May-29 0    $ 302,500.00     80.00                                       0.250
7635743        360 2       1-Apr-29 2    $ 478,835.36     80.00                                       0.250
7636032        360 1       1-Apr-29 1    $ 599,520.19     48.00                                       0.250
7636106        360 2       1-Apr-29 2    $ 263,788.88     77.65                                       0.250
7636812        360 9       1-May-29 9    $ 428,000.00     80.00                                       0.250
7636819        360 4       1-May-29 4    $ 449,600.00     80.00                                       0.250
7638199        360 6       1-Apr-29 6    $ 387,190.12     78.28                                       0.250
7638305        360 9       1-May-29 9    $ 650,000.00     63.41                                       0.250
7639435        360 0       1-Apr-29 0    $ 302,711.67     80.00                                       0.250
7640138        360 3       1-May-29 3    $ 325,000.00     69.30                                       0.250
7640353        360 5       1-May-29 5    $ 281,518.00     90.00                          17           0.250
7641317        360 8       1-Apr-29 8    $ 352,731.40     78.10                                       0.250
7641987        360 4       1-Apr-29 4    $ 341,688.24     90.00                          33           0.250
7642214        360 1       1-Apr-29 1    $ 399,687.96     40.00                                       0.250
7642266        360 1       1-May-29 1    $ 276,000.00     80.00                                       0.250
7642391        360 1       1-Apr-29 1    $ 266,791.72     79.94                                       0.250
7642577        360 1       1-Apr-29 1    $ 335,737.89     80.00                                       0.250
7643086        360 5       1-Apr-29 5    $ 391,701.72     80.00                                       0.250
7643202        360 9       1-Apr-29 9    $ 349,691.20     70.00                                       0.250
7643525        360 9       1-Apr-29 9    $ 324,740.10     71.43                                       0.250
7643582        360 9       1-Apr-29 9    $ 271,765.81     69.74                                       0.250
7643621        360 4       1-Apr-29 4    $ 309,371.21     65.18                                       0.250
7643870        360 3       1-May-29 3    $ 700,000.00     56.00                                       0.250
7645092        360 9       1-May-29 9    $ 100,000.00     64.94                                       0.250
7645401        360 8       1-May-29 8    $ 316,880.00     85.00                          24           0.250
7645470        360 8       1-May-29 8    $ 560,000.00     80.00                                       0.250
7645629        360 8       1-Apr-29 8    $ 439,656.75     80.00                                       0.250
7645780        360 1       1-May-29 1    $ 348,000.00     80.00                                       0.250
7645885        360 3       1-Apr-29 3    $ 359,726.07     80.00                                       0.250
7646039        360 0       1-Apr-29 0    $ 308,959.79     71.08                                       0.250
7646115        360 9       1-Apr-29 9    $ 299,747.96     78.95                                       0.250
7646136        360 5       1-Apr-29 5    $ 350,719.31     90.00                          12           0.250
7646214        360 1       1-Apr-29 1    $ 341,739.76     77.73                                       0.250
7647125        360 5       1-Apr-29 5    $ 293,340.97     77.26                                       0.250
7647738        360 0       1-Apr-29 0    $ 331,727.87     80.00                                       0.250
7648089        360 4       1-May-29 4    $ 476,000.00     70.00                                       0.250
7648490        360 2       1-May-29 2    $ 95,000.00     48.72 0                                      0.250
7648928        360 6       1-May-29 6    $ 315,000.00     90.00                          01           0.250
7649097        360 1       1-Apr-29 1    $ 349,720.12     59.32                                       0.250
7650048        360 3       1-May-29 3    $ 378,000.00     80.00                                       0.250
7650626        360 4       1-Apr-29 4    $ 365,177.52     79.98                                       0.250
7650676        360 7       1-May-29 7    $ 275,200.00     80.00                                       0.250
7650878        360 7       1-Apr-29 7    $ 944,262.81     70.00                                       0.250
7651490        360 4       1-Apr-29 4    $ 282,368.36     79.89                                       0.250
7652033        360 6       1-May-29 6    $ 259,900.00     93.49                          17           0.250
7652649        360 8       1-May-29 8    $ 282,000.00     74.21                                       0.250
7653101        360 8       1-Apr-29 8    $ 500,618.78     72.61                                       0.250
7654221        360 8       1-May-29 8    $ 324,000.00     90.00                          01           0.250
7654230        360 9       1-May-29 9    $ 277,150.00     79.99                                       0.250
7654645        360 9       1-Apr-29 9    $ 499,600.16     80.00                                       0.250
7655486        360 4       1-Apr-29 4    $ 319,768.39     80.00                                       0.250
7656944        360 2       1-Apr-29 2    $ 169,864.06     62.96                                       0.250
7658370        360 8       1-Apr-29 8    $ 262,984.25     80.00                                       0.250
7659192        360 7       1-May-29 7    $ 251,750.00     95.00                          06           0.250
7659742        360 8       1-May-29 8    $ 263,650.00     79.99                                       0.250
7660747        360 7       1-May-29 7    $ 348,000.00     80.00                                       0.250
7660901        360 3       1-May-29 3    $ 344,900.00     80.00                                       0.250
7662354        360 6       1-May-29 6    $ 265,000.00     46.49                                       0.250
7662567        360 8       1-Apr-29 8    $ 375,706.69     79.91                                       0.250
7662907        360 7       1-May-29 7    $ 632,000.00     63.20                                       0.250
7663342        360 2       1-May-29 2    $ 248,649.00     78.00                                       0.250
7663405        360 1       1-May-29 1    $ 295,450.00     95.00                          33           0.250
7663502        360 8       1-Apr-29 8    $ 423,802.33     85.00                          33           0.250
7664855        360 9       1-Apr-29 9    $ 270,538.79     95.00                          33           0.250
7664926        360 1       1-Apr-29 1    $ 379,938.31     79.99                                       0.250
7664940        360 8       1-May-29 8    $ 248,317.71     81.97                          24           0.250
7665187        360 4       1-May-29 4    $ 312,800.00     80.00                                       0.250
7665781        360 4       1-May-29 4    $ 525,000.00     75.00                                       0.250
7666137        360 0       1-May-29 0    $ 622,500.00     75.00                                       0.250
7666362        360 5       1-May-29 5    $ 348,000.00     80.00                                       0.250
7667002        360 6       1-May-29 6    $ 254,400.00     80.00                                       0.250
7667912        360 1       1-Apr-29 1    $ 443,670.49     80.00                                       0.250
7668808        360 8       1-May-29 8    $ 405,000.00     75.14                                       0.250
7668880        360 6       1-Apr-29 6    $ 393,193.04     76.41                                       0.250
7669553        360 9       1-Apr-29 9    $ 449,648.96     75.00                                       0.250
7670068        360 1       1-Apr-29 1    $ 514,577.86     60.59                                       0.250
7670246        360 2       1-May-29 2    $ 536,000.00     80.00                                       0.250
7670611        360 0       1-May-29 0    $ 267,800.00     79.98                                       0.250
7672173        360 6       1-May-29 6    $ 260,000.00     66.67                                       0.250
7672227        360 1       1-May-29 1    $ 400,000.00     68.97                                       0.250
7672491        360 4       1-Apr-29 4    $ 299,776.35     94.53                          01           0.250
7672743        360 5       1-Apr-29 5    $ 333,745.86     69.58                                       0.250
7673403        360 3       1-Apr-29 3    $ 359,719.17     75.00                                       0.250
7674057        360 2       1-May-29 2    $ 255,000.00     75.56                                       0.250
7674612        360 8       1-Apr-29 8    $ 243,818.92     78.21                                       0.250
7675075        360 1       1-May-29 1    $ 400,000.00     32.00                                       0.250
7675195        360 3       1-Apr-29 3    $ 345,730.09     80.00                                       0.250
7676125        360 5       1-May-29 5    $ 264,000.00     80.00                                       0.250
7676569        360 5       1-May-29 5    $ 308,000.00     80.00                                       0.250
7677332        360 5       1-May-29 5    $ 261,170.00     53.85                                       0.250
7677796        360 4       1-May-29 4    $ 420,000.00     80.00                                       0.250
7677932        360 7       1-May-29 7    $ 474,750.00     61.28                                       0.250
7678227        360 6       1-Apr-29 6    $ 374,222.07     76.43                                       0.250
7678300        360 2       1-May-29 2    $ 281,250.00     75.00                                       0.250
7678557        360 3       1-May-29 3    $ 339,300.00     90.00                          01           0.250
7680524        360 0       1-May-29 0    $ 510,000.00     39.23                                       0.250
7681424        360 9       1-May-29 9    $ 260,000.00     80.00                                       0.250
7682626        360 5       1-May-29 5    $ 318,000.00     65.57                                       0.250
7682786        360 3       1-May-29 3    $ 260,700.00     79.99                                       0.250
7683093        360 0       1-May-29 0    $ 280,000.00     70.00                                       0.250
7683561        360 0       1-Apr-29 0    $ 270,766.68     69.49                                       0.250
7683867        360 8       1-May-29 8    $ 252,500.00     40.40                                       0.250
7684885        360 9       1-May-29 9    $ 332,500.00     70.00                                       0.250
7685312        360 4       1-May-29 4    $ 297,700.00     68.59                                       0.250
7685379        360 4       1-May-29 4    $ 258,400.00     80.00                                       0.250
7685459        360 5       1-May-29 5    $ 350,000.00     41.92                                       0.250
7685521        360 3       1-Apr-29 3    $ 483,622.44     75.63                                       0.250
7685758        360 2       1-May-29 2    $ 263,000.00     57.80                                       0.250
7686093        360 1       1-Apr-29 1    $ 284,178.14     71.10                                       0.250
7686429        360 2       1-May-29 2    $ 570,000.00     69.09                                       0.250
7686848        360 6       1-May-29 6    $ 315,700.00     70.00                                       0.250
7686932        360 1       1-May-29 1    $ 263,250.00     75.00                                       0.250
7687109        360 8       1-May-29 8    $ 478,543.00     80.00                                       0.250
7687288        360 5       1-May-29 5    $ 255,000.00     73.91                                       0.250
7687653        360 2       1-May-29 2    $ 456,000.00     60.00                                       0.250
7687947        360 7       1-May-29 7    $ 262,000.00     66.11                                       0.250
7688036        360 9       1-May-29 9    $ 335,000.00     79.76                                       0.250
7688201        360 3       1-May-29 3    $ 340,000.00     85.02                          17           0.250
7688429        360 2       1-Apr-29 2    $ 489,608.16     70.00                                       0.250
7688651        360 5       1-May-29 5    $ 200,000.00     48.19                                       0.250
7689837        360 5       1-May-29 5    $ 566,250.00     75.00                                       0.250
7692000        360 6       1-May-29 6    $ 300,000.00     69.77                                       0.250
7692088        360 4       1-Apr-29 4    $ 387,697.33     79.75                                       0.250
7693377        360 3       1-May-29 3    $ 300,000.00     94.94                          17           0.250
7693758        360 5       1-Apr-29 5    $ 999,257.85     79.68                                       0.250
7696268        360 8       1-May-29 8    $ 264,000.00     80.00                                       0.250
7696727        360 4       1-May-29 4    $ 360,000.00     80.00                                       0.250
7697333        360 3       1-May-29 3    $ 318,750.00     75.00                                       0.250
7698322        360 4       1-May-29 4    $ 260,950.00     90.00                          11           0.250
7700422        360 0       1-May-29 0    $ 285,000.00     75.00                                       0.250
7700642        360 0       1-Apr-29 0    $ 429,647.53     52.44                                       0.250
7701692        360 4       1-May-29 4    $ 352,000.00     80.00                                       0.250
7705253        360 3       1-May-29 3    $ 372,000.00     80.00                                       0.250
7706565        360 7       1-May-29 7    $ 245,500.00     94.97                          17           0.250
7708843        360 0       1-May-29 0    $ 548,000.00     80.00                                       0.250
7709809        360 9       1-May-29 9    $ 264,000.00     80.00                                       0.250
7711001        360 7       1-May-29 7    $ 416,000.00     66.56                                       0.250
7711082        360 2       1-May-29 2    $ 73,500.00     70.00 0                                      0.250
7711408        360 4       1-May-29 4    $ 375,000.00     65.22                                       0.250
7712371        360 5       1-May-29 5    $ 350,000.00     74.47                                       0.250
7715861        360 4       1-May-29 4    $ 340,000.00     71.58                                       0.250
7719935        360 4       1-May-29 4    $ 305,000.00     59.22                                       0.250
7720908        360 3       1-May-29 3    $ 300,000.00     92.02                          16           0.250
7724459        360 2       1-May-29 2    $ 272,000.00     80.00                                       0.250
7726305        360 1       1-May-29 1    $ 127,540.00     70.00                                       0.250

                                    $  289,271,287.46




NASCOR
NMI / 1999-16  Exhibit F-2
30 YEAR FIXED RATE NON RELOCATION  LOANS

(continued)

(i)             (xv)          (xvi)
-----       -----------    --------

MORTGAGE       MASTER         FIXED
LOAN          SERVICE       RETAINE
NUMBER          FEE           YIELD
--------    -----------    --------
4699654         0.017          0.608
4716112         0.017          0.608
4765675         0.017          0.983
4818663         0.017          0.000
4826828         0.017          0.358
4826909         0.017          0.000
4830823         0.017          0.608
4839938         0.017          0.483
4862615         0.017          0.483
4865850         0.017          0.483
4879708         0.017          0.858
4883014         0.017          0.608
4889278         0.017          0.233
4891309         0.017          0.483
4902152         0.017          0.358
4911891         0.017          0.483
4914886         0.017          0.233
4926758         0.017          0.608
4930049         0.017          0.233
4931751         0.017          0.983
4941578         0.017          0.483
4945298         0.017          0.108
4946637         0.017          0.858
4947865         0.017          0.733
4951209         0.017          0.233
4951252         0.017          0.483
4951614         0.017          0.483
4952543         0.017          0.233
4954882         0.017          0.483
4956347         0.017          0.358
4956630         0.017          0.358
4958805         0.017          0.108
4958960         0.017          0.358
4959853         0.017          0.608
4960261         0.017          0.000
4961404         0.017          0.358
4962294         0.017          0.608
4962753         0.017          0.000
4962772         0.017          0.000
4962920         0.017          0.608
4964716         0.017          0.108
4965057         0.017          0.608
4965176         0.017          0.000
4966864         0.017          0.233
4969754         0.017          0.000
4969995         0.017          0.608
4971043         0.017          0.108
4971379         0.017          0.000
4971757         0.017          0.483
4972111         0.017          0.108
4972456         0.017          0.233
4972460         0.017          0.358
4972571         0.017          0.358
4973297         0.017          0.483
4973570         0.017          0.608
4973794         0.017          0.358
4974162         0.017          0.233
4974292         0.017          0.233
4974421         0.017          0.108
4974446         0.017          0.108
4975081         0.017          0.233
4975752         0.017          0.358
4976212         0.017          0.000
4976217         0.017          0.358
4976264         0.017          0.483
4976354         0.017          0.233
4978528         0.017          0.483
4978826         0.017          0.233
4979176         0.017          0.983
4980418         0.017          0.000
4980589         0.017          0.608
4981144         0.017          0.858
4982108         0.017          0.358
4982310         0.017          0.483
4982519         0.017          0.733
4982626         0.017          0.233
4982663         0.017          0.358
4982667         0.017          0.000
4982730         0.017          0.358
4982800         0.017          0.000
4982814         0.017          0.108
4982950         0.017          0.000
4982958         0.017          0.608
4983192         0.017          0.000
4983347         0.017          0.358
4983855         0.017          0.000
4983877         0.017          0.483
4984058         0.017          0.608
4984215         0.017          0.000
4984343         0.017          0.108
4984599         0.017          0.358
4984627         0.017          0.358
4985052         0.017          0.483
4985145         0.017          0.233
4985333         0.017          0.000
4985471         0.017          0.733
4985557         0.017          0.358
4985916         0.017          0.733
4986007         0.017          0.733
4986463         0.017          0.358
4986606         0.017          0.608
4986827         0.017          0.108
4986877         0.017          0.000
4986937         0.017          0.233
4987050         0.017          0.233
4987192         0.017          0.358
4987199         0.017          0.000
4987429         0.017          0.858
4987569         0.017          0.233
4987659         0.017          1.108
4987692         0.017          0.608
4987969         0.017          0.233
4988033         0.017          0.233
4988050         0.017          0.108
4988120         0.017          0.000
4988347         0.017          0.108
4988396         0.017          0.233
4988461         0.017          0.483
4988503         0.017          0.233
4988618         0.017          0.233
4988778         0.017          0.608
4989023         0.017          0.483
4989283         0.017          0.483
4989682         0.017          0.000
4989920         0.017          0.233
4990006         0.017          0.608
4990766         0.017          0.000
4991129         0.017          0.733
4991164         0.017          0.000
4991221         0.017          0.608
4991227         0.017          0.733
4991309         0.017          0.233
4991606         0.017          0.733
4991631         0.017          0.483
4991787         0.017          0.358
4991930         0.017          0.983
4992096         0.017          0.358
4992302         0.017          1.108
4993397         0.017          0.733
4993400         0.017          0.483
4993872         0.017          0.233
4994122         0.017          0.608
4994152         0.017          0.483
4994159         0.017          0.608
4994602         0.017          0.233
4994717         0.017          0.483
4994740         0.017          0.483
4994842         0.017          0.358
4995194         0.017          0.108
4995617         0.017          0.358
4995735         0.017          0.358
4995800         0.017          0.108
4995989         0.017          0.483
4996274         0.017          0.000
4996320         0.017          0.608
4996418         0.017          0.108
4996516         0.017          0.233
4996776         0.017          0.483
4996786         0.017          0.733
4996842         0.017          0.233
4996895         0.017          0.233
4996914         0.017          0.358
4996942         0.017          0.358
4996976         0.017          0.483
4997019         0.017          0.983
4997057         0.017          0.483
4997111         0.017          0.483
4997162         0.017          0.108
4997225         0.017          0.108
4997867         0.017          0.608
4997973         0.017          0.483
4998052         0.017          0.483
4998168         0.017          0.608
4998309         0.017          0.483
4998468         0.017          0.858
4998493         0.017          0.000
4998604         0.017          0.233
4998632         0.017          0.483
4998749         0.017          0.608
4998953         0.017          0.000
4999331         0.017          0.483
4999464         0.017          0.733
5000142         0.017          0.000
5000435         0.017          0.000
5000449         0.017          0.858
5000457         0.017          0.733
5000494         0.017          0.483
5000582         0.017          0.000
5000717         0.017          0.733
5001015         0.017          0.233
5001025         0.017          0.608
5001093         0.017          0.108
5001140         0.017          0.608
5001147         0.017          0.608
5001166         0.017          0.608
5001242         0.017          0.608
5001274         0.017          0.608
5001430         0.017          0.608
5001505         0.017          0.358
5001510         0.017          0.233
5001566         0.017          0.483
5001587         0.017          0.233
5001711         0.017          0.000
5001717         0.017          0.233
5001861         0.017          0.983
5001980         0.017          0.233
5002018         0.017          0.233
5002020         0.017          0.233
5002084         0.017          0.233
5002202         0.017          0.608
5002451         0.017          0.358
5002539         0.017          0.000
5002545         0.017          0.233
5002665         0.017          0.000
5002710         0.017          0.733
5002740         0.017          0.608
5002760         0.017          0.983
5002788         0.017          0.483
5002807         0.017          0.233
5002899         0.017          0.358
5003147         0.017          0.108
5003156         0.017          0.608
5003198         0.017          0.483
5003392         0.017          0.733
5003601         0.017          0.483
5003806         0.017          0.483
5003918         0.017          0.000
5004035         0.017          0.000
5004042         0.017          0.483
5004138         0.017          0.358
5004185         0.017          0.483
5004197         0.017          0.483
5004270         0.017          0.000
5004350         0.017          0.608
5004363         0.017          0.858
5004370         0.017          0.358
5004401         0.017          0.358
5004423         0.017          0.233
5004427         0.017          0.983
5004529         0.017          0.733
5004549         0.017          0.108
5004604         0.017          0.483
5004812         0.017          0.983
5004854         0.017          0.233
5004870         0.017          0.233
5004896         0.017          1.108
5004909         0.017          1.108
5005062         0.017          0.358
5005171         0.017          0.608
5005238         0.017          0.000
5005289         0.017          0.608
5005305         0.017          0.733
5005362         0.017          0.358
5005369         0.017          0.608
5005370         0.017          0.483
5005383         0.017          0.983
5005405         0.017          0.858
5005439         0.017          0.608
5005444         0.017          1.108
5005452         0.017          1.108
5005460         0.017          0.858
5005478         0.017          0.608
5005842         0.017          0.733
5005904         0.017          0.358
5006095         0.017          0.358
5006096         0.017          0.733
5006345         0.017          0.483
5006517         0.017          0.483
5006522         0.017          0.608
5006829         0.017          0.233
5007001         0.017          0.108
5007188         0.017          0.000
5007319         0.017          0.608
5007358         0.017          0.108
5007396         0.017          0.483
5007397         0.017          0.233
5007404         0.017          0.358
5007473         0.017          0.983
5007533         0.017          0.233
5007553         0.017          0.483
5007599         0.017          0.358
5007601         0.017          0.233
5007928         0.017          1.108
5008016         0.017          0.608
5008017         0.017          0.483
5008167         0.017          0.608
5008197         0.017          0.358
5008278         0.017          0.733
5008335         0.017          1.108
5008416         0.017          0.233
5008472         0.017          0.483
5008514         0.017          0.483
5008546         0.017          0.483
5008548         0.017          0.483
5008638         0.017          0.483
5008645         0.017          0.608
5009028         0.017          0.733
5009157         0.017          0.483
5009160         0.017          0.358
5009178         0.017          0.483
5009208         0.017          0.483
5009312         0.017          0.483
5009916         0.017          0.858
5010023         0.017          0.233
5010030         0.017          0.983
5010060         0.017          0.233
5010070         0.017          0.483
5010187         0.017          0.483
5010247         0.017          0.983
5010270         0.017          0.733
5010340         0.017          0.733
5010397         0.017          0.000
5010420         0.017          0.108
5010447         0.017          0.108
5010472         0.017          0.233
5010562         0.017          0.358
5010670         0.017          0.358
5010860         0.017          0.858
5010910         0.017          0.483
5010999         0.017          0.608
5011046         0.017          0.358
5011247         0.017          0.608
5011261         0.017          0.358
5011508         0.017          0.358
5011678         0.017          0.483
5011739         0.017          0.983
5012088         0.017          0.233
5012221         0.017          0.608
5012327         0.017          0.608
5012337         0.017          0.608
5012481         0.017          0.233
5012614         0.017          0.233
5012691         0.017          0.233
5012933         0.017          0.358
5012980         0.017          0.858
5012995         0.017          1.108
5013096         0.017          0.983
5013262         0.017          1.108
5013273         0.017          0.733
5013429         0.017          0.858
5013559         0.017          0.233
5013599         0.017          0.233
5013927         0.017          0.000
5014175         0.017          1.108
5014428         0.017          0.358
5014450         0.017          0.000
5014482         0.017          0.483
5014654         0.017          0.858
5014805         0.017          0.358
5014892         0.017          0.358
5014893         0.017          0.608
5015070         0.017          0.108
5015130         0.017          0.608
5015423         0.017          0.358
5015574         0.017          0.108
5015616         0.017          0.233
5015676         0.017          0.358
5015713         0.017          0.483
5015749         0.017          0.358
5015759         0.017          0.858
5015798         0.017          0.483
5015829         0.017          0.858
5015880         0.017          0.608
5015936         0.017          0.733
5016039         0.017          0.608
5016128         0.017          0.000
5016224         0.017          0.483
5016244         0.017          0.233
5016299         0.017          0.733
5016582         0.017          0.358
5016638         0.017          0.233
5016648         0.017          0.358
5016736         0.017          0.233
5016737         0.017          0.358
5016744         0.017          0.483
5016765         0.017          0.233
5016780         0.017          0.483
5016788         0.017          0.358
5016806         0.017          0.358
5016993         0.017          0.233
5017113         0.017          0.358
5017250         0.017          0.483
5017285         0.017          0.108
5017307         0.017          0.358
5017373         0.017          0.608
5017519         0.017          0.108
5017631         0.017          0.358
5017749         0.017          0.358
5017800         0.017          0.358
5017830         0.017          0.000
5017838         0.017          0.608
5017873         0.017          0.108
5018198         0.017          0.233
5018259         0.017          0.358
5018264         0.017          0.233
5018294         0.017          0.608
5018350         0.017          0.000
5018357         0.017          0.483
5018369         0.017          0.358
5018379         0.017          0.233
5018421         0.017          0.483
5018442         0.017          0.233
5018457         0.017          0.483
5018460         0.017          0.108
5018465         0.017          0.000
5018481         0.017          0.358
5018489         0.017          0.358
5018491         0.017          0.000
5018500         0.017          0.358
5018515         0.017          0.608
5018533         0.017          0.483
5018536         0.017          0.108
5018538         0.017          0.483
5018589         0.017          0.233
5018854         0.017          0.608
5018883         0.017          0.358
5018895         0.017          1.108
5019053         0.017          0.108
5019194         0.017          0.233
5019291         0.017          0.233
5019308         0.017          0.733
5019329         0.017          0.483
5019341         0.017          0.108
5019374         0.017          0.483
5019811         0.017          0.358
5019840         0.017          0.233
5019855         0.017          0.233
5019966         0.017          0.358
5020452         0.017          0.358
5020827         0.017          0.483
5021007         0.017          0.233
5021008         0.017          0.108
5021033         0.017          0.358
5021040         0.017          0.108
5021259         0.017          0.358
5021740         0.017          0.358
5021764         0.017          0.483
5021781         0.017          0.233
5021801         0.017          0.233
5021827         0.017          0.233
5021829         0.017          0.358
5021872         0.017          0.608
5021917         0.017          0.233
5021945         0.017          0.108
5021946         0.017          0.483
5021977         0.017          0.483
5022155         0.017          0.608
5022188         0.017          0.483
5023087         0.017          0.608
5023762         0.017          0.233
5023975         0.017          0.608
5024006         0.017          0.108
5024033         0.017          0.483
5024540         0.017          0.483
5024853         0.017          0.483
5024922         0.017          0.483
5025006         0.017          0.358
5026123         0.017          1.108
5026912         0.017          0.358
5029303         0.017          0.608
5029430         0.017          0.608
5029493         0.017          0.733
5029637         0.017          0.608
5029726         0.017          0.983
5029838         0.017          0.608
5029857         0.017          0.608
6767563         0.017          0.483
6815115         0.017          0.608
6827394         0.017          0.608
6827558         0.017          0.358
6875335         0.017          0.000
6878689         0.017          0.608
6895051         0.017          0.233
6903437         0.017          0.358
6912694         0.017          0.483
6926841         0.017          1.108
6930817         0.017          0.608
6949121         0.017          0.608
6959942         0.017          0.733
6975468         0.017          0.483
6975821         0.017          0.000
7042717         0.017          0.608
7071790         0.017          0.608
7072781         0.017          0.000
7085910         0.017          0.358
7087022         0.017          0.358
7092218         0.017          0.483
7094563         0.017          0.233
7102093         0.017          0.000
7104385         0.017          0.608
7106073         0.017          0.608
7109006         0.017          0.000
7119959         0.017          0.000
7129734         0.017          0.608
7137758         0.017          0.358
7143190         0.017          0.000
7145467         0.017          0.733
7145880         0.017          0.608
7154026         0.017          0.358
7201311         0.017          0.483
7207800         0.017          0.108
7209152         0.017          0.000
7213715         0.017          0.233
7238066         0.017          0.358
7238225         0.017          0.358
7281478         0.017          1.108
7282267         0.017          0.358
7282340         0.017          0.000
7292381         0.017          0.233
7295870         0.017          0.733
7311376         0.017          0.108
7316938         0.017          0.608
7324996         0.017          0.108
7338836         0.017          0.233
7341951         0.017          0.483
7345759         0.017          0.358
7357937         0.017          0.000
7373468         0.017          0.358
7381260         0.017          0.108
7386416         0.017          0.483
7390679         0.017          0.608
7393592         0.017          0.858
7396835         0.017          0.733
7407434         0.017          0.608
7409701         0.017          0.733
7411417         0.017          0.608
7411587         0.017          0.358
7418353         0.017          0.233
7425142         0.017          0.358
7431602         0.017          0.000
7440757         0.017          0.483
7447268         0.017          0.233
7454292         0.017          0.733
7460363         0.017          0.000
7476110         0.017          0.358
7481387         0.017          0.358
7483764         0.017          0.858
7485252         0.017          0.000
7487340         0.017          0.233
7490582         0.017          0.000
7503036         0.017          0.358
7510337         0.017          1.108
7513065         0.017          0.733
7514482         0.017          0.608
7515478         0.017          0.358
7519437         0.017          0.483
7520403         0.017          0.733
7522203         0.017          0.483
7529861         0.017          0.608
7531174         0.017          0.608
7532093         0.017          0.483
7534585         0.017          0.858
7538809         0.017          0.483
7540152         0.017          0.608
7541255         0.017          0.483
7541521         0.017          0.483
7543248         0.017          0.483
7544344         0.017          0.233
7549141         0.017          0.358
7550906         0.017          0.108
7552774         0.017          0.108
7557547         0.017          0.483
7558679         0.017          0.608
7558682         0.017          0.608
7562947         0.017          0.233
7563802         0.017          0.733
7565087         0.017          0.233
7565309         0.017          0.108
7566700         0.017          0.108
7567047         0.017          0.483
7572109         0.017          0.233
7576737         0.017          0.608
7581186         0.017          0.483
7581545         0.017          0.108
7583086         0.017          0.483
7585296         0.017          0.608
7586697         0.017          0.608
7587338         0.017          0.233
7587907         0.017          0.483
7588919         0.017          0.733
7590465         0.017          0.233
7590565         0.017          0.233
7593659         0.017          0.608
7594629         0.017          0.233
7596148         0.017          1.108
7598215         0.017          0.108
7599638         0.017          0.000
7600453         0.017          0.000
7600690         0.017          0.483
7601146         0.017          0.108
7601660         0.017          0.108
7601771         0.017          0.483
7602482         0.017          0.108
7602562         0.017          0.000
7603306         0.017          0.733
7603439         0.017          0.000
7603616         0.017          0.733
7604148         0.017          0.358
7604308         0.017          0.233
7604310         0.017          0.608
7605270         0.017          0.233
7605320         0.017          0.233
7606099         0.017          0.608
7606492         0.017          0.483
7607922         0.017          0.233
7608710         0.017          0.108
7608725         0.017          0.608
7609104         0.017          0.608
7609290         0.017          0.358
7609866         0.017          0.000
7609961         0.017          0.000
7610060         0.017          0.000
7610071         0.017          0.608
7610506         0.017          0.483
7611115         0.017          0.483
7611231         0.017          0.483
7611267         0.017          0.358
7612042         0.017          1.108
7612097         0.017          0.233
7612156         0.017          0.358
7612689         0.017          0.108
7613327         0.017          0.000
7613815         0.017          0.000
7614844         0.017          0.000
7615530         0.017          0.000
7616241         0.017          0.858
7616591         0.017          0.108
7617473         0.017          0.000
7617525         0.017          0.733
7617531         0.017          0.858
7617694         0.017          0.483
7617717         0.017          0.233
7618385         0.017          0.000
7618858         0.017          0.233
7619538         0.017          0.483
7620105         0.017          0.108
7620989         0.017          0.108
7621188         0.017          0.608
7622210         0.017          0.483
7622516         0.017          0.483
7622569         0.017          0.233
7623059         0.017          0.483
7624338         0.017          0.108
7624389         0.017          0.358
7624978         0.017          0.108
7624994         0.017          0.000
7625143         0.017          0.608
7625657         0.017          0.483
7626750         0.017          0.000
7626776         0.017          0.733
7627003         0.017          0.733
7627249         0.017          0.483
7627859         0.017          0.358
7627982         0.017          0.108
7629825         0.017          0.858
7630059         0.017          0.608
7630079         0.017          0.483
7630396         0.017          0.233
7631062         0.017          0.358
7631065         0.017          0.858
7631362         0.017          0.358
7631508         0.017          0.108
7633253         0.017          0.858
7633818         0.017          0.608
7635532         0.017          0.358
7635743         0.017          0.608
7636032         0.017          0.358
7636106         0.017          0.358
7636812         0.017          0.233
7636819         0.017          0.000
7638199         0.017          0.358
7638305         0.017          0.733
7639435         0.017          0.233
7640138         0.017          0.233
7640353         0.017          0.483
7641317         0.017          0.608
7641987         0.017          0.483
7642214         0.017          0.483
7642266         0.017          0.000
7642391         0.017          0.483
7642577         0.017          0.483
7643086         0.017          0.608
7643202         0.017          0.000
7643525         0.017          0.358
7643582         0.017          0.000
7643621         0.017          0.233
7643870         0.017          0.358
7645092         0.017          0.858
7645401         0.017          0.483
7645470         0.017          0.608
7645629         0.017          0.483
7645780         0.017          0.108
7645885         0.017          0.608
7646039         0.017          0.483
7646115         0.017          0.108
7646136         0.017          0.358
7646214         0.017          0.608
7647125         0.017          0.000
7647738         0.017          0.233
7648089         0.017          0.233
7648490         0.017          1.108
7648928         0.017          0.483
7649097         0.017          0.358
7650048         0.017          0.733
7650626         0.017          0.000
7650676         0.017          0.358
7650878         0.017          0.483
7651490         0.017          0.233
7652033         0.017          0.608
7652649         0.017          0.983
7653101         0.017          0.608
7654221         0.017          0.233
7654230         0.017          0.000
7654645         0.017          0.358
7655486         0.017          0.858
7656944         0.017          0.358
7658370         0.017          0.233
7659192         0.017          0.608
7659742         0.017          0.733
7660747         0.017          0.733
7660901         0.017          0.233
7662354         0.017          0.108
7662567         0.017          0.483
7662907         0.017          0.608
7663342         0.017          0.483
7663405         0.017          1.233
7663502         0.017          0.233
7664855         0.017          0.483
7664926         0.017          0.233
7664940         0.017          0.858
7665187         0.017          0.733
7665781         0.017          0.608
7666137         0.017          0.358
7666362         0.017          0.233
7667002         0.017          0.483
7667912         0.017          0.733
7668808         0.017          0.233
7668880         0.017          0.483
7669553         0.017          0.483
7670068         0.017          0.233
7670246         0.017          0.608
7670611         0.017          0.733
7672173         0.017          0.483
7672227         0.017          0.233
7672491         0.017          0.733
7672743         0.017          0.608
7673403         0.017          0.483
7674057         0.017          0.233
7674612         0.017          0.733
7675075         0.017          0.483
7675195         0.017          0.483
7676125         0.017          0.483
7676569         0.017          0.358
7677332         0.017          0.358
7677796         0.017          0.483
7677932         0.017          0.108
7678227         0.017          0.733
7678300         0.017          0.483
7678557         0.017          0.733
7680524         0.017          0.483
7681424         0.017          0.233
7682626         0.017          0.608
7682786         0.017          0.483
7683093         0.017          0.108
7683561         0.017          0.000
7683867         0.017          0.858
7684885         0.017          0.608
7685312         0.017          0.483
7685379         0.017          0.483
7685459         0.017          0.108
7685521         0.017          0.483
7685758         0.017          0.483
7686093         0.017          0.483
7686429         0.017          0.233
7686848         0.017          0.000
7686932         0.017          0.233
7687109         0.017          0.608
7687288         0.017          0.483
7687653         0.017          0.733
7687947         0.017          0.608
7688036         0.017          0.483
7688201         0.017          0.733
7688429         0.017          0.358
7688651         0.017          0.483
7689837         0.017          0.608
7692000         0.017          0.358
7692088         0.017          0.483
7693377         0.017          0.608
7693758         0.017          0.733
7696268         0.017          0.608
7696727         0.017          0.000
7697333         0.017          0.608
7698322         0.017          0.483
7700422         0.017          0.483
7700642         0.017          0.233
7701692         0.017          0.733
7705253         0.017          0.233
7706565         0.017          0.733
7708843         0.017          0.608
7709809         0.017          0.108
7711001         0.017          0.358
7711082         0.017          0.733
7711408         0.017          0.358
7712371         0.017          0.108
7715861         0.017          0.358
7719935         0.017          0.358
7720908         0.017          0.608
7724459         0.017          0.233
7726305         0.017          0.983



COUNT:           809
WAC:     7.163730639
WAM:     358.8836504
WALTV:   72.34174388

                                   EXHIBIT F-3

            [Schedule of Mortgage Loans Serviced by Other Servicers]


NASCOR
NMI / 1999-16  Exhibit F-3 (Part A)
30 YEAR FIXED RATE NON RELOCATION LOANS



(i)          (ii)                                       (iii)       (iv)         (v)        (vi)       (vii)      (viii)
-----        ---------------------------    -----     --------    --------    --------   ----------  --------   -----------
                                                                                 NET
MORTGAGE                                                          MORTGAGE    MORTGAGE    CURRENT    ORIGINAL    SCHEDULED
LOAN                                         ZIP      PROPERTY    INTEREST    INTEREST    MONTHLY     TERM TO    MATURITY
NUMBER       CITY               STATE       CODE        TYPE        RATE        RATE      PAYMENT    MATURITY      DATE
--------     -------------------------------------------------------------    --------   ----------  --------   -----------
4859345      MEDINA              OH         44256        SFD        7.500       6.500    $2,202.53      360      1-Aug-28
4885986      MISSION VIEJO       CA         92692        SFD        7.250       6.500    $2,101.11      360      1-Oct-28
4906880      VISTA               CA         92084        SFD        7.375       6.500    $1,899.36      360      1-Oct-28
4943567      HOUSTON             TX         77024        SFD        6.875       6.500    $5,255.43      360      1-Oct-28
4959872      MAITLAND            FL         32751        SFD        7.625       6.500    $2,374.30      360      1-Mar-28
4961092      ATLANTA             GA         30350        SFD        6.500       6.233    $1,625.42      360      1-Dec-26
4972511      ATLANTA             GA         30327        SFD        6.625       6.358    $4,642.25      360      1-Jan-29
4981473      CLAYTON             CA         94517        SFD        7.250       6.500    $3,274.45      360      1-Jan-29
4981853      FREMONT             CA         94539        SFD        7.000       6.500    $2,328.56      360      1-Jan-29
4992496      SUWANEE             GA         30024        SFD        7.000       6.500    $2,102.36      360      1-Feb-29
5000641      FLORENCE            MA         01060        SFD        7.250       6.500    $2,387.62      360      1-Apr-29
5003476      ALBUQUERQUE         NM         87114        SFD        7.000       6.500    $1,676.57      360      1-Mar-29
5011166      ENGLEWOOD           FL         34223        SFD        7.375       6.500    $2,762.70      360      1-Apr-29
5020436      SALT LAKE CITY      UT         84105        SFD        7.250       6.500    $2,054.98      240      1-May-19
5025087      BOGART              GA         30622        SFD        7.000       6.500    $2,208.80      360      1-Mar-29
5025103      POWDER SPRINGS      GA         30127        SFD        7.000       6.500    $2,561.41      360      1-Feb-29
5025179      ATLANTA             GA         30331        PUD        6.875       6.500    $1,767.14      360      1-Apr-29
5025197      BIRMINGHAM          AL         35213        SFD        6.875       6.500    $2,516.04      360      1-Nov-28
5025220      FRANKLIN            TN         37064        SFD        6.500       6.233    $3,033.93      360      1-Nov-28
5025244      PONTE VEDRA BEACH   FL         32082        SFD        7.000       6.500    $2,228.76      360      1-Feb-29
5025302      PALMETTO            FL         34221        SFD        7.375       6.500    $2,055.62      360      1-Mar-29
5025318      NASHVILLE           TN         37221        SFD        6.875       6.500    $2,299.25      360      1-Mar-29
5025332      KNOXVILLE           TN         37922        SFD        6.875       6.500    $2,627.72      360      1-Mar-29
5025361      LOOKOUT MOUNTAIN    TN         37350        SFD        6.875       6.500    $1,970.79      360      1-Nov-28
5025380      ATLANTA             GA         30306        SFD        6.875       6.500    $2,135.02      360      1-Mar-29
5025410      BRENTWOOD           TN         37027        SFD        7.000       6.500    $1,816.28      360      1-Jan-29
5025449      TAMPA               FL         33611        SFD        7.125       6.500    $1,829.15      360      1-Dec-28
5025483      BRENTWOOD           TN         37027        SFD        6.625       6.358    $1,536.75      360      1-Feb-29
5025488      LEXINGTON           KY         40502        SFD        6.875       6.500    $2,299.25      360      1-Mar-29
5026593      CANTON              GA         30114        SFD        6.750       6.483    $1,725.27      360      1-Oct-28


NASCOR
NMI / 1999-16  Exhibit F-3 (Part A)
30 YEAR FIXED RATE NON RELOCATION LOANS


(continued)


(i)             (ix)         (x)        (xi)        (xii)      (xiii)      (xIv)       (xv)        (xvI)
-----        -----------   ------     ---------  ----------   --------   ---------------------- ----------
               CUT-OFF
MORTGAGE        DATE                              MORTGAGE                 T.O.P.     MASTER       FIXED
LOAN          PRINCIPAL                           INSURANCE    SERVICE    MORTGAGE    SERVICE    RETAINED
NUMBER         BALANCE       LTV       SUBSIDY      CODE         FEE        LOAN        FEE        YIELD
--------    -----------   ------     ---------  ----------   --------   ---------------------- ----------
4859345      $312,827.29    90.00                               0.250                  0.017       0.483
4885986      $306,287.26    80.00                               0.250                  0.017       0.108
4906880      $273,411.68    73.33                               0.250                  0.017       0.483
4943567      $795,213.70    64.00                               0.250                  0.017       0.233
4959872      $293,930.62    89.99                               0.250                  0.017       0.483
4961092      $255,708.42    76.76                               0.250                  0.017       0.233
4972511      $722,420.13    55.77                               0.250                  0.017       0.608
4981473      $478,488.57    75.00                               0.250                  0.017       0.483
4981853      $348,842.35    74.47                    06         0.250                  0.017       0.733
4992496      $315,218.37    79.80                    12         0.250                  0.017       0.858
5000641      $349,726.96    69.03                               0.250                  0.017       0.000
5003476      $251,585.66    75.00                               0.250                  0.017       0.000
5011166      $399,695.63    68.38                               0.250                  0.017       0.233
5020436      $260,000.00    74.71                               0.250                  0.017       0.608
5025087      $331,454.15    80.00                               0.250                  0.017       0.233
5025103      $383,162.86    78.25                               0.250                  0.017       0.233
5025179      $268,774.01    75.56                               0.250                  0.017       0.108
5025197      $381,041.52    75.10                               0.250                  0.017       0.108
5025220      $477,360.91    80.00                               0.250                  0.017       0.000
5025244      $334,171.40    66.34                               0.250                  0.017       0.233
5025302      $297,170.67    68.42                               0.250                  0.017       0.608
5025318      $349,410.23    58.33                               0.250                  0.017       0.108
5025332      $399,325.97    80.00                               0.250                  0.017       0.108
5025361      $298,465.93    70.59                               0.250                  0.017       0.108
5025380      $324,452.35    68.19                               0.250                  0.017       0.108
5025410      $271,801.63    73.78                               0.250                  0.017       0.233
5025449      $270,300.25    75.00                               0.250                  0.017       0.358
5025483      $239,361.24    53.47                               0.250                  0.017       0.000
5025488      $349,129.09    63.64                               0.250                  0.017       0.108
5026593      $264,369.55    77.10                               0.250                  0.017       0.000


          $10,603,108.40



COUNT:                    30
WAC:             6.990320394
WAM:             351.3420771
WALTV:           73.66656199


NASCOR
NMI / 1999-16 Exhibit F-3 (Part B)
30 YEAR FIXED RATE NON RELOCATION  LOANS

(i)             (xvii)                          (xviii)
-----           -----------                     -----------
MORTGAGE                                        NMI
LOAN                                            LOAN
NUMBER          SERVICER                        SELLER
--------        -----------------------------  ---------------------------------
4859345         AMERICA FIRST CREDIT UNION      AMERICA FIRST CREDIT UNION
4885986         BANK UNITED OF TEXAS            BANK UNITED OF TEXAS
4906880         BANK UNITED OF TEXAS            BANK UNITED OF TEXAS
4943567         BANK UNITED OF TEXAS            BANK UNITED OF TEXAS
4959872         BANKNORTH MORTGAGE COMPANY      BANKNORTH MORTGAGE COMPANY
4961092         CHARTER BANK FOR SAVINGS        CHARTER BANK FOR SAVINGS
4972511         COUNTRYWIDE FUNDING CORP.       COUNTRYWIDE FUNDING CORP.
4981473         GMAC MORTGAGE CORP. OF PA       GMAC MORTGAGE CORP. OF PA
4981853         NATIONAL CITY MORTGAGE CO.      NATIONAL CITY MORTGAGE CO.
4992496         SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
5000641         SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
5003476         SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
5011166         SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
5020436         SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
5025087         SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
5025103         SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
5025179         SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
5025197         SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
5025220         SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
5025244         SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
5025302         SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
5025318         SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
5025332         SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
5025361         SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
5025380         SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
5025410         SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
5025449         SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
5025483         SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
5025488         SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.
5026593         SUNTRUST MORTGAGE, INC.         SUNTRUST MORTGAGE, INC.

COUNT:                                       30
WAC:                                6.990320394
WAM:                                351.3420771
WALTV:                              73.66656199

                                    EXHIBIT G

                               REQUEST FOR RELEASE
                             (for Trustee/Custodian)

Loan Information

      Name of Mortgagor:               _____________________________

      Servicer
      Loan No.:                        _____________________________

Custodian/Trustee

      Name:                            _____________________________

      Address:                         _____________________________

                                       _____________________________

      Custodian/Trustee
      Mortgage File No.:               _____________________________

Seller

      Name:                            _____________________________

      Address:                         _____________________________

                                       _____________________________

      Certificates:                    Mortgage Pass-Through Certificates,
                                       Series 1999-16

            The undersigned Master Servicer hereby acknowledges that it has received from First Union National Bank, as Trustee for the Holders of Mortgage Pass-Through Certificates, Series 1999-16, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement dated as of May 28, 1999 (the "Pooling and Servicing Agreement") among the Trustee, the Seller and the Master Servicer.

( ) Promissory Note dated ______________, 199__, in the original principal sum of $___________, made by ____________________, payable to, or endorsed to the order of, the Trustee.

( )   Mortgage   recorded   on    _____________________    as   instrument   No.
      ______________   in  the  County   Recorder's  Office  of  the  County  of
      ____________________, State of _______________________ in book/reel/docket
      ____________________ of official records at page/image ------------.

( )   Deed  of  Trust  recorded  on   ____________________   as  instrument  No.
      _________________  in  the  County  Recorder's  Office  of the  County  of
      ___________________,   State  of   _________________  in  book/reel/docket
      ____________________ of official records at page/image ____________.

( )   Assignment  of  Mortgage  or Deed of Trust  to the  Trustee,  recorded  on
      ______________________________  as instrument  No.  ______________  in the
      County Recorder's Office of the County of ______________________, State of _____________________ in book/reel/docket ____________________ of official records at page/image ____________.

( )   Other   documents,   including  any   amendments,   assignments  or  other
      assumptions of the Mortgage Note or Mortgage.

( )   ---------------------------------------------

( )   ---------------------------------------------

( )   ---------------------------------------------

( )   ---------------------------------------------

           The undersigned Master Servicer hereby acknowledges and agrees as follows:

            (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

            (2) The Master Servicer shall not cause or permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Master Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

            (3) The Master Servicer shall return the Documents to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

            (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.



                                            NORWEST BANK MINNESOTA, NATIONAL
                                                      ASSOCIATION



                                             By: __________________________



                                            Title: ________________________

Date: ________________, 19__

                                    EXHIBIT H

                                         AFFIDAVIT    PURSUANT    TO   SECTION
                                         860E(e)(4)  OF THE  INTERNAL  REVENUE
                                         CODE OF  1986,  AS  AMENDED,  AND FOR
                                         NON-ERISA INVESTORS



STATE OF                )
                        )  ss.:
COUNTY OF               )


            [NAME OF  OFFICER],  being first duly sworn,  deposes and says:

      (1) That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of the [State of ] [United States], on behalf of which he makes this affidavit.

      (2) That the Purchaser's Taxpayer  Identification  Number is [ ].

      (3) That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5),of the Internal Revenue Code of 1986, as amended (the "Code"), or an ERISA Prohibited Holder, and will not be a "disqualified organization" or an ERISA Prohibited Holder, as of [date of transfer], and that the Purchaser is not acquiring Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-16, Class [A-R] [A-LR] Certificate (the "Class [A-R] [A-LR] Certificate") for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section
521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Code Section 4975 or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person acting on behalf of or investing the assets of such a Plan.

      (4) That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class [A-R] [A-LR] Certificate as they become due.

      (5) That the Purchaser understands that it may incur tax liabilities with respect to the Class [A-R] [A-LR] Certificate in excess of cash flows generated by the Class [A-R] [A-LR] Certificate.

      (6) That the Purchaser will not transfer the Class [A-R] [A-LR] Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, 4 or 7 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

      (7) That the Purchaser (i) is a U.S. Person or (ii) is a person other than a U.S. Person (a "Non-U.S. Person") that holds the Class [A-R] [A-LR] Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class [A-R] [A-LR] Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class [A-R] [A-LR]
Certificate  will not be  disregarded  for federal  income tax  purposes.  "U.S.
Person" means a citizen or resident of the United States, a corporation, or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to U.S. federal income tax regardless of its source or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

      (8) That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class A-R Certificate to such a "disqualified organization," an agent thereof, an ERISA Prohibited Holder or a person that does not satisfy the requirements of paragraph 4, paragraph 5 and paragraph 7 hereof.

      (9) That the Purchaser consents to the designation of the Master Servicer as its agent to act as "tax matters person" of the [Upper-Tier REMIC] [Lower-Tier REMIC] pursuant to Section 3.01 of the Pooling and Servicing Agreement, and if such designation is not permitted by the Code and applicable law, to act as tax matters person if requested to do so.

            IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ___ day of , 19 __.


                                       [NAME OF PURCHASER]


                                       By:__________________________
                                          [Name of Officer]
                                          [Title of Officer]

            Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

            Subscribed and sworn before me this __ day of __________, 19 __.


---------------------------------------
NOTARY PUBLIC

COUNTY OF   ___________________________

STATE OF    ___________________________

My commission expires the __ day of __________, 19__.

                                    EXHIBIT I

           [Letter from Transferor of Class [A-R] [A-LR] Certificate]

                                     [Date]

First Union National Bank
230 South Tryon Street
Charlotte, North Carolina 28288

     Re:   Norwest Asset Securities Corporation,
           Series 1999-16, Class [A-R] [A-LR]

Ladies and Gentlemen:

            [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.



                                       Very truly yours,



                                       [Transferor]

                                    EXHIBIT J

                      NORWEST ASSET SECURITIES CORPORATION

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-16
                    CLASS [A-PO][B-4][B-5][B-6] CERTIFICATES

                               TRANSFEREE'S LETTER

                                                      ----------------- --, ----

First Union National Bank
230 South Tryon Street
Charlotte, North Carolina 28288

Norwest Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland 21703

            The undersigned (the "Purchaser") proposes to purchase Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-16, Class [A-PO][B-4][B-5][B-6] Certificates (the "Class [A-PO][B-4][B-5][B-6] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

            Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of January 28, 1999 (the "Pooling and Servicing Agreement") among Norwest Asset Securities Corporation, as seller (the "Seller"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee"), of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-16.

            Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to the Seller, the Master Servicer and the Trustee that:

            (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Class [A-PO][B-4][B-5][B-6] Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement.

            (b) The Purchaser is acquiring the Class [A-PO][B-4][B-5][B-6] Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part.

            [(c) The Purchaser has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Class [A-PO][B-4][B-5][B-6] Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Class [A-PO][B-4][B-5][B-6] Certificates and can afford a complete loss of such investment.]

            [(c) Re: The Purchaser is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act.]

            (d) The Purchaser confirms that (a) it has received and reviewed a copy of the Private Placement Memorandum dated __________ __, 19__, relating to the Class [A-PO][B-4][B-5][B-6] Certificates and reviewed, to the extent it deemed appropriate, the documents attached thereto or incorporated by reference therein, (b) it has had the opportunity to ask questions of, and receive answers from the Seller concerning the Class [A-PO][B-4][B-5][B-6] Certificates and all matters relating thereto, and obtain any additional information (including documents) relevant to its decision to purchase the Class [A-PO][B-4][B-5][B-6] Certificates that the Seller possesses or can possess without unreasonable effort or expense and (c) it has undertaken its own independent analysis of the investment in the Class [A-PO][B-4][B-5][B-6] Certificates. The Purchaser will not use or disclose any information it receives in connection with its purchase of the Class [A-PO][B-4][B-5][B-6] Certificates other than in connection with a subsequent sale of Class [A-PO][B-4][B-5][B-6] Certificates.

            (e) Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) [for Class [B-4][B-5][B-6] Certificates only] if the Purchaser is an insurance company, (A) the source of funds used to purchase the Class [B-4][B-5][B-6] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995), (B) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class [B-4][B-5][B-6] Certificates are covered by Sections I and III of PTE 95-60 or (iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to the Seller and the Trustee of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as the Seller or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar Law).

            (f) If the Purchaser is a depository institution subject to the jurisdiction of the Office of the Comptroller of the Currency ("OCC"), the Board of Governors of the Federal Reserve System ("FRB"), the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS") or the National Credit Union Administration ("NCUA"), the Purchaser has reviewed the "Supervisory Policy Statement on Securities Activities" dated April 29, 1992 of the Federal Financial Institutions Examination Council and the April 15, 1994 Interim Revision thereto as adopted by the OCC, FRB, FDIC, OTS and NCUA (with modifications as applicable), as appropriate, other applicable investment authority, rules, supervisory policies and guidelines of these agencies and, to the extent appropriate, state banking authorities and has concluded that its purchase of the Class [A-PO][B-4][B-5][B-6] Certificates is in compliance therewith.

            Section 3. Transfer of Class [A-PO][B-4][B-5][B-6] Certificates.

            (a) The Purchaser  understands that the Class  [A-PO][B-4][B-5][B-6]
Certificates have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and that no transfer may be made unless the Class [A-PO][B-4][B-5][B-6] Certificates are registered under the Act and applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither the Seller, the Master Servicer nor the Trustee is under any obligation to register the Class [A-PO][B-4][B-5][B-6] Certificates or make an exemption available. In the event that such a transfer is to be made in reliance upon an exemption from the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee certify to the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) unless the transferee is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act, the Trustee or the Seller may, if such transfer is made within three years from the later of
(a) the Closing Date or (b) the last date on which the Seller or any affiliate thereof was a holder of the Certificates proposed to be transferred, require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Seller. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Master Servicer, any Paying Agent acting on behalf of the Trustee and the Seller against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (b) No transfer of a Class [A-PO][B-4][B-5][B-6] Certificate shall be made unless the transferee provides the Seller and the Trustee with a Transferee's Letter, substantially in the form of this Agreement.

            (c) The Purchaser acknowledges that its Class [A-PO][B-4][B-5][B-6] Certificates bear a legend setting forth the applicable restrictions on transfer.

            IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.


                                       [PURCHASER]


                                       By: ______________________________


                                       Its: ______________________________

                                    EXHIBIT K

                      NORWEST ASSET SECURITIES CORPORATION

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-16
                   CLASS [A-14] [B-1] [B-2] [B-3] CERTIFICATES

                               TRANSFEREE'S LETTER

                                                      ---------------- --, ----

First Union National Bank
230 South Tryon Street
Charlotte, North Carolina 28288

Norwest Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland 21703

            The undersigned (the "Purchaser") proposes to purchase Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-16, Class [A-14] [B-1] [B-2] [B-3] Certificates (the "Class [A-14] [B-1] [B-2] [B-3]
Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

            Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of May 28, 1999 (the "Pooling and Servicing Agreement") among Norwest Asset Securities Corporation, as seller (the "Seller"), Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer") and First Union National Bank, as trustee (the "Trustee") of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-16.

            Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to the Seller, the Master Servicer and the Trustee that:

            Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, (A) the source of funds used to purchase the Class [A-14] [B-1] [B-2] [B-3] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995), (B)
there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization, exceed 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class [A-14] [B-1][B-2][B-3] Certificate are covered by Sections I and III of PTE 95-60 or
(iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to the Seller and the Trustee of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as the Seller or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar Law).

            IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.


                                       [PURCHASER]


                                       By: _____________________________


                                       Its: _____________________________


                                       [Reserved]

                                    EXHIBIT L

                              SERVICING AGREEMENTS

                   Norwest Mortgage, Inc. Servicing Agreement

                   SunTrust Mortgage, Inc. Servicing Agreement

                         Bank United Servicing Agreement

                 BankNorth Mortgage Company Servicing Agreement

               National City Mortgage Company Servicing Agreement

                  GMAC Mortgage Corporation Servicing Agreement

                Countrywide Home Loans, Inc. Servicing Agreement

                 America First Credit Union Servicing Agreement

                Charter Bank for Savings, FSB Servicing Agreement

                                    EXHIBIT M

                      [FORM OF SPECIAL SERVICING AGREEMENT]

                 SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT

            This  SPECIAL   SERVICING  AND   COLLATERAL   FUND   AGREEMENT  (the
"Agreement") is made and entered int, between Norwest Bank Minnesota, National Association (the "Company" and "Norwest Bank") and (the "Purchaser").

                              PRELIMINARY STATEMENT

__________________ is the holder of the entire interest in Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-16, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of May 28, 1999 among Norwest Asset Securities Corporation, as seller (the "Seller"), Norwest Bank Minnesota, National Association, as Master Servicer and First Union National Bank, as Trustee.

__________________ intends to resell all of the Class B Certificates directly to the Purchaser on or promptly after the date hereof.

            In connection with such sale, the parties hereto have agreed that the Company will cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreements, the related servicers (each a related "Servicer"), which service the Mortgage Loans which comprise the Trust Estate related to the above referenced series under the related servicing agreements (each a related "Servicing Agreement"), to engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

            In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser:


                                    ARTICLE V

                                   DEFINITIONS

            Section 5.01      Defined Terms.

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

            Collateral  Fund: The fund  established  and maintained  pursuant to
Section 3.01 hereof.

            Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC,
(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment a rating of at least P-1 by Moody's Investors Service, Inc. ("Moody's") or at least D-1 by Duff & Phelps Credit Rating Co. ("DCR") or (vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least AA by DCR or Aa2 by Moody's, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least D-1 by DCR or P-1 by Moody's or (z) the depository institution or trust company is one that is acceptable to either DCR or Moody's and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

            Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

            Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent appraiser (which shall not be an affiliate of the Purchaser) acceptable to the Company as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

            Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

            Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

            Monthly Advances: Principal and interest advances and servicing advances including costs and expenses of foreclosure.

            Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.03(c)) and Section 3.02 to be reduced by all withdrawals therefrom pursuant to
Section 2.02(g) and Section 2.03(d).

            Section 1.02      Definitions Incorporated by Reference.

            All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.


                                   ARTICLE VI

                          SPECIAL SERVICING PROCEDURES

            Section 6.01      Reports and Notices.

            (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Master Servicer shall provide to the Purchaser the following notices and reports:

               (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Estate the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

               (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall cause (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the Servicer to provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from such Servicer to an attorney requesting the institution of foreclosure.

            (b) If requested by the Purchaser, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a) (i) (B), (a) (i) (C), (a) (i) (D), or (a) (ii) which has been given to the Purchaser; provided, that (1) the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the related Servicer shall respond within five Business Days orally or in writing by facsimile transmission.

            (c) In  addition  to the  foregoing,  the  Company  shall  cause the
Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to provide to the Purchaser such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan that is at least ninety days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof;
provided,   that  the  related  Servicer  shall  only  be  required  to  provide information that is readily accessible to its servicing personnel and is non-confidential provided, however, that the Purchaser will reimburse the Company and the related Servicer for any out of pocket expenses.

            Section 6.02 Purchaser's Election to Delay Foreclosure Proceedings.

            (a) The Purchaser shall be deemed to direct the Company to direct (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the related Servicer that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of  transmission  of the notice provided by the Company under Section 2.01
(a) (ii) subject to extension as set forth in Section 2.02(b), the related Servicer may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the related Servicer) or (ii) if the related Servicer has reached the terms of a forbearance agreement with the borrower. In the latter case, the related Servicer may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

            (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to delay the Commencement of Foreclosure until such time as the Purchaser determines that the related Servicer may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however, that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall be provided only to the extent it (i) is not confidential in nature and (ii) is obtainable by the related Servicer from existing reports, certificates or statements or is otherwise readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

            (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the Company with a copy of such Current Appraisal.

            (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to Section 3.01.

            (e) With respect to any Mortgage  Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the related Servicer for all related Monthly Advances and Liquidation Expenses thereafter made by such Servicer in accordance with the Pooling and Servicing Agreement and the related Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may withdraw the additional amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Fund shall be redeposited if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

            (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Company that it believes that it is appropriate to do so, the related Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (i) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by (x) applying any balance in the Collateral Fund to such to such purchase price, and (y) to the extent of any deficiency, by wire transfer of immediately available funds from the Purchaser to the Company for deposit in the related Certificate Account; or (ii) the related Servicer shall proceed with the Commencement of Foreclosure.

            (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser.

            Section 6.03    Purchaser's   Election  to  Commence  Foreclosure
Proceedings.

            (a) In connection with any Mortgage Loan identified in a report under Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under
Section 2.01(a)(i).

            (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to
Section 3.01.

            (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidations Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures. The Company shall not be required to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, a Servicer, or a Seller, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company or related Servicer reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the related Servicer's right not to proceed with the Commencement of Foreclosure, the Company supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (y) with notice to the Purchaser if the related Servicer has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of such notification. Any such instruction shall be based upon a decision that such forbearance agreement is not in conformity with reasonable servicing practices.

            (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed interest and servicing advances and
Liquidation Expenses in connection therewith other than those paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) in respect of such Mortgage Loan shall be released to the Purchaser.

            Section 6.04      Termination.

            (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate
(i) at such time as the Principal Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the related Servicer's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by the Company) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that the Company estimates through the normal servicing practices of the related Servicer will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds (z) the then-current principal balance of the Class B Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) upon any breach of the terms of this Agreement by the Purchaser.

            (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to
Section 2.02 or Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to
Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to the Collateral Fund pursuant to this Agreement.


                                   ARTICLE VII

                       COLLATERAL FUND; SECURITY INTEREST

            Section 7.01      Collateral Fund.

            Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall establish and maintain with Bankers Trust Company as a segregated account on its books and records an account (the "Collateral Fund"), entitled "Norwest Bank Minnesota, National Association, as Master Servicer, for the benefit of registered holders of Norwest Asset Securities Corporation Mortgage Pass-Through Certificates, Series 1999-16. Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from the Collateral Fund pursuant to Section 2.02 or 2.03 hereof. The Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser for federal income tax purposes. All income, gain, deduction or loss with respect to the Collateral Fund shall be that of the Purchaser. All distributions from the Trust Fund to the Collateral Fund shall be treated as distributed to the Purchaser as the beneficial owner thereof.

            Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute or cause to be distributed to the Purchaser all amounts remaining in the Collateral Fund (after adjustment for all deposits and permitted withdrawals pursuant to this Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Fund, funds in the Collateral Fund shall be applied consistent with the terms of this Agreement.

            Section 7.02      Collateral Fund Permitted Investments.

            The Company shall, at the written direction of the Purchaser, invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

            All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund promptly upon realization. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

            Section 7.03      Grant of Security Interest.

            The Purchaser hereby grants to the Company for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

            The Purchaser acknowledges the lien on and the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

            Section 3.04      Collateral Shortfalls.

            In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.


                                   ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

            Section 8.01      Amendment.

            This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

            Section 8.02      Counterparts.

            This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 8.03      Governing Law.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 8.04      Notices.

            All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

            (a)   in the case of the Company,

                  Norwest Bank Minnesota, National Association
                  7485 New Horizon Way
                  Frederick, MD 21703

                  Attention:  Vice President, Master Servicing
                  Phone:      301-696-7800
                  Fax:        301-815-6365

            (b)   in the case of the Purchaser,

                  -----------------------------
                  -----------------------------
                  -----------------------------
                  -----------------------------
                  Attention: __________

            Section 8.05      Severability of Provisions.

            If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 8.06      Successors and Assigns.

            The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

            Section 8.07      Article and Section Headings.

            The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 8.08      Confidentiality.

            The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

            Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

            Section 8.09      Indemnification.

            The Purchaser agrees to indemnify and hold harmless the Company, the Seller, and each Servicer and each person who controls the Company, the Seller, or a Servicer and each of their respective officers, directors, affiliates and agents acting at the Company's, the Seller's, or a Servicer's direction (the "Indemnified Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Company, the Seller, or a Servicer, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Company's, the Seller's, or a Servicer's obligations under the Pooling and Servicing Agreement or the related Servicing Agreement, or (ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

          IN WITNESS WHEREOF,  the Company and the Purchaser have caused their
names  to  be  signed  hereto  by  their  respective   officers  thereunto  duly
authorized, all as of the day and year first above written.



                                            Norwest Bank Minnesota, National
                                                      Association



                                        By:____________________________________
                                        Name:__________________________________
                                        Title: ________________________________



                                        _______________________________________



                                        By:____________________________________
                                        Name:__________________________________
                                        Title: ________________________________